UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-06719

Sterling Capital Funds

(Exact name of registrant as specified in charter)

3605 Glenwood Avenue, Suite 100

Raleigh, NC 27612

(Address of principal executive offices) (Zip code)

James T. Gillespie, President

Sterling Capital Funds

3605 Glenwood Avenue, Suite 100

Raleigh, NC 27612

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 228-1872

Date of fiscal year end:   September 30

Date of reporting period:   September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

STERLING CAPITAL FUNDS
ANNUAL REPORT | SEPTEMBER 30, 2016
May lose value • Not FDIC insured • Not insured by any government agency • Not guaranteed by the bank • Not a deposit

Notice of Privacy Policy & Practices

Sterling Capital Funds provide this notice to you so that you will know what kinds of information we collect about shareholders1, prospective investors, and individuals (such as beneficiaries), and the circumstances in which that information may be disclosed to third parties who are not affiliated with Sterling Capital Funds.

Collection of Personal Information

We collect nonpublic personal information about you from the following sources:

•	Account Applications and other forms, which may include your name, address, social security number, and information about your investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in your account(s);

•	Correspondence, written, telephonic or electronic between you and Sterling Capital Funds or service providers working on behalf of Sterling Capital Funds;

•	Online, your name and e-mail address if you provide them; and

•	Third Parties, such as your financial intermediary in connection with your transactions, or third-party data services used to verify or update personal information that you provide.

To comply with federal regulations, information we receive from you or a third party will be used to verify your identity.

Disclosure of Personal Information

We may disclose your personal information as permitted by law to third parties who are not affiliated with the Sterling Capital Funds, including:

•	in connection with legal proceedings, such as responding to a subpoena;

•

to service providers who maintain or service shareholder accounts for Sterling Capital Funds or to a shareholder’s broker or agent; or to companies that mail account-related materials, such as shareholder reports; and

•	to perform marketing services on our behalf, or pursuant to a joint marketing agreement with another financial institution.

Safeguarding of Personal Information

Sterling Capital Funds employs policies, practices and procedures for safeguarding your personal information that we believe comply with applicable law, however no security measures are perfect or impenetrable.

We request that all service providers to Sterling Capital Funds:

•	maintain policies and procedures designed to assure only appropriate access to, and use of your personal information; and

•	maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard your nonpublic personal information.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s), including helping us improve the services we offer.

1 For purposes of this notice, the terms “shareholder” or “shareholders” includes both individual shareholders (both current and former) of the Sterling Capital Funds and individuals (such as beneficiaries, for example) whose nonpublic personal information is provided to the Sterling Capital Funds, even though they do not invest in Sterling Capital Funds shares.

Sterling Capital Funds

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Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds annual report covering the 12 months between October 1, 2015, and September 30, 2016.

U.S. equities delivered very strong returns during the period under review. Ongoing concerns about the possibility of a global economic slowdown receded enough during the second half of the period to allow broad-based gains to all sectors. The United Kingdom’s June 23 referendum vote to exit the European Union triggered market turmoil in the U.S. and internationally, but global equities quickly recovered, climbing sharply during the third quarter of 2016. The U.S. Federal Reserve raised interest rates in December but declined any further increases during the rest of the 12-month period. Fixed-income securities posted strong gains.

Slow and Steady Economic Growth Continues

The U.S. economy expanded at a slower rate during the period under review than in the previous period. Gross domestic product (GDP) grew at an annualized rate of 0.9% during the fourth quarter of 2015. That growth rate fell to 0.8% in the first quarter of 2016 amid concerns about falling oil prices and the prospect of slowing growth abroad. GDP growth picked up slightly in the second quarter of 2016, however, expanding at a rate of 1.4% as oil prices rose, personal spending picked up and exports increased.

Economic indicators in the U.S. were mixed during the period. The unemployment rate remained basically flat, beginning the period at 5%, then moving slightly lower before moving back to 5%. Consumer-related data was generally positive. Personal income, wages and consumer confidence all rose significantly. An increase in consumer spending was more modest, although it climbed quite high during the spring. The housing market continued its long recovery with rising prices and sales, but some weak spots remained, signaled by a decline in the number of building permits issued.

Corporate profits were relatively weak throughout much of the period while industrial production and manufacturing activity declined. Low energy and commodity prices dragged on oil and gas production as well as mining production, though prices did rise significantly late in the period. Merger-and-acquisition activity was quite steady throughout the period.

U.S. exports increased markedly during the period after falling during the previous period. U.S. goods became more appealing to foreign markets in part due to many foreign currencies appreciating against the dollar. A pickup in some major overseas economies late in the period also boosted U.S. exports and supported demand for some commodities. Inflation remained low by historical standards.

Uncertainty Abroad Roils Market

The global economy was jolted in June by the Brexit vote in the U.K., but a rally in most markets diminished the losses suffered in the immediate aftermath of the vote. Even British stocks rose as investors were reassured by the election of a new U.K. prime minister and interest rate cuts by the Bank of England. Commitments to accommodative monetary policy from the European Central Bank, the Bank of Japan and the U.S. Federal Reserve also buoyed investor sentiment. The Bank of Japan took a new approach at jumpstarting economic growth by swapping out its multi-year program of quantitative easing for a new plan to maintain a long-term interest rate target

 The ongoing economic slowdown in China continued to have a profound impact on economies throughout the world, especially emerging markets that are heavily dependent on Chinese demand for commodities and other goods. A pickup in Chinese manufacturing activity and industrial output late in the period helped to alleviate this weakness in the global economy, boosting commodity prices. However, excess debt and industrial overcapacity in China continued to pose significant long-term challenges as it continued to make the difficult transition to a consumer-driven economy.

Geopolitical turmoil in many areas had economic implications during the period. The ouster of Brazilian President Dilma Rousseff through impeachment threw that nation into political chaos, but a market-friendly approach to reform by current President Michel Temer appeared to be one factor supporting a skyrocketing rally of Brazilian equities. An attempted coup in Turkey, the ongoing conflict in Syria and a particularly heated race for U.S. president were other forces casting a backdrop of uncertainty on global markets.

The Federal Reserve’s long-anticipated interest rate increase in December 2015 was the first in a decade. The Brexit vote served to push interest rates lower during the last few months of the period.

Strong Gains for Stocks and Bonds

U.S. equities began the period with a nearly month-long rally before pulling back gradually for two months and then plummeting in January. The sharp downturn in early 2016, diminished any gains from earlier in the period, was driven by concerns about slowing economic growth and falling oil prices. Halfway through the period, however, markets were rallying again and that upward trajectory continued – with a few brief interruptions – through September. The Brexit referendum vote triggered a sell-off in markets throughout the globe, but the period ended on a positive note. The third quarter of 2016 was one of the least volatile quarters in several years and brought broad-based gains for equities that made up for the post-Brexit declines. All sectors of the S&P 500® Index1 (S&P 500) gained more than 7% during the period and three sectors – information technology, telecommunications and materials – all rose well over 20%.

Investors favored a risk-off approach during the first half of the period, preferring investments perceived as safe havens, including consumer staples, utilities stocks and yield-oriented investments such as REITs. Later in the period this dynamic shifted as investors began to favor more economically sensitive sectors over defensive sectors.

The S&P 500 climbed 15.4% during the 12 months under review. Small-cap stocks slightly outperformed larger company shares, with the Russell 2000 Index of small-cap stocks gaining 15.5% compared to the Russell 1000 Index’s 14.9% return. International stocks, as measured by the MSCI EAFE Net Index, returned 6.5% for the period. Emerging markets easily outpaced developed markets during the period, with the MSCI Emerging Markets Index climbing 16.8%.

The yield curve flattened during the 12 months under review as short-term rates drifted marginally higher and long-term rates declined. The Brexit referendum vote helped drag down rates during the second half of the period, pushing bond prices higher. The Bloomberg Barclay’s U.S. Aggregate Bond Index returned 5.2% during the period.

Our Perspective

U.S. economic growth was even more sluggish this year than in previous years, but most economic indicators suggested relative stability rather than signaling new and urgent challenges. We believe that the fallout from Brexit may continue to show uncertainty for months or years to come, and the contentious political environment in the U.S. may also threaten economic stability. More broadly, the potential for slowing economic growth abroad could significantly undermine U.S. economic growth, in our opinion. We believe these hurdles offer good reason for investors to be cautious and to expect volatility in the months ahead. Nonetheless, we do not see a high probability of recession in the U.S. in the near-term. We are optimistic that the gradual recovery of the U.S. will continue, driven in part by improvements in housing, employment and business spending. Our expectations for global economic growth are modest.

Given the current economic environment, we continue to recommend investors maintain a well-diversified portfolio with downside protection. Stocks with strong financials and attractive valuations are likely to outperform, in our estimation. Overall, we believe the stock market can be expected to present better relative value than the fixed-income market, which continues to offer low yields. We will continue to monitor the evolving economic and market climate, and will manage the Sterling Capital Funds accordingly.

Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead, and we encourage you to call us at 1-800-228-1872 with any questions.

Sincerely,

James T. Gillespie

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director-Chief Market Strategist Sterling Capital Management LLC

[1]

“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Behavioral Large Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Large Cap Value Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA, and Robert O. Weller, CFA, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in large- to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitivity to adverse conditions. The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuations, political instability, social and economic risks.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. stocks delivered steady returns throughout most of the period and ended the period with substantial gains. This generally positive trajectory, supported by modest economic growth and low interest rates, was interrupted by a sharp sell-off early in the year triggered by tepid global economic growth and concerns about the health of the Chinese economy. The United Kingdom’s late-June referendum vote to leave the European Union also dealt a blow to markets, but U.S. stocks recovered quickly.

The Fund’s performance relative to its benchmark is largely a reflection of its strategy to employ an investment process rooted in principles of behavioral finance. This process is specifically designed to capitalize upon known investor biases and heuristics (mental shortcuts) by taking into account the impact on markets of behavioral factors such as greed, fear and ego.

Several factors detracted from the Fund’s performance relative to its benchmark. The largest detractor was the Fund’s exposure to the value and momentum-based behavioral strategies. These strategies were not able to capitalize upon behavioral anomalies in the market and instead hurt the Fund’s relative performance. The momentum strategy took an especially negative turn during the early months of 2016 as the market favored dividend yielding and low volatility stocks.

Moreover, the Fund’s defensive positioning within the energy sector detracted from returns in 2016 as the price of oil stabilized and then increased as the year progressed. Stock selection in the healthcare equipment and services industry group also detracted from returns.

The Fund’s positioning in telecommunications was a net contributor to performance. Stock selection in the financial services sector contributed positively to the Fund’s performance relative to its benchmark. A slight bias in the Fund’s portfolio away from the largest companies in the benchmark also contributed to relative returns.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

2

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/9/92	2.40%	12.29%	2.52%

Class B Shares**	1/1/96	3.82%	12.64%	2.51%

Class C Shares***	2/1/01	7.87%	12.78%	2.36%

Institutional Shares	10/9/92	8.94%	13.91%	3.39%

Russell 1000® Value Index	N/A	16.20%	16.15%	5.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Russell 1000® Value Index is a widely recognized index of common stocks that measures the performance of the large-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

3

Sterling Capital Mid Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

Sterling Capital Mid Value Fund (the “Fund”)is managed by Timothy P. Beyer, CFA, Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Beyer joined Sterling Capital in 2004 and has been the lead portfolio manager of the Fund since 2005. He has investment experience since 1989. Mr. Beyer is a graduate of East Carolina University where he received his BSBA in Finance.

Investment Considerations

The Fund may invest in undervalued securities that may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuation, political instability, social and economic risks.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. While a general backdrop of low interest rates and modest economic growth helped boost absolute returns throughout the fiscal year, the Fund’s substantially underweight positions in high valuation sectors of the market was a major contributor to its relative underperformance. Low beta, high dividend-yielding sectors such as utilities, REITs, and consumer staples performed well in the continued low rate environment. Our underweight to these groups detracted from our relative performance.

The Fund’s overweight position in consumer discretionary shares also detracted from performance during a year when investors turned to more defensive sectors. Specifically, holdings in two clothing retailers dragged on returns, as consumer spending shifted away from apparel and toward housing, automobiles and technology.

Holdings in healthcare, particularly a leading medical device manufacturer and a leading diagnostics company, contributed to the Fund’s relative performance. On the heels of strong fundamental progress in the economy, the Fund’s holdings in producer durables also saw strong gains. The Fund’s purchase of an online auction company late in the year benefitted from strong gains in response to signs that the company’s strategy to accelerate growth was gaining traction.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

4

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	8/1/96	6.54%	14.28%	6.83%

Class B Shares**	7/25/01	8.60%	14.66%	6.79%

Class C Shares***	7/25/01	12.22%	14.79%	6.62%

Institutional Shares	8/1/96	13.32%	15.93%	7.69%

Class R Shares	2/1/10[1]	12.82%	15.11%	7.26%

Russell Midcap® Value Index	N/A	17.26%	17.38%	7.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

5

Sterling Capital Behavioral Small Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Small Cap Value Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA, and Robert O. Weller, CFA, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The Fund may invest in undervalued securities, which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuations and political, social and economic instability.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. stocks delivered steady returns throughout most of the period and ended the period with substantial gains. This generally positive trajectory, supported by modest economic growth and low interest rates, was interrupted by a sharp sell-off early in the year triggered by tepid global economic growth and concerns about the health of the Chinese economy. The United Kingdom’s late-June referendum vote to leave the European Union also dealt a blow to markets, but U.S. stocks recovered fairly quickly.

The Fund’s performance relative to its benchmark is largely a reflection of its strategy to employ an investment process rooted in principles of behavioral finance. This process is specifically designed to capitalize upon known investor biases and heuristics (mental shortcuts) by taking into account the impact on markets of behavioral factors such as greed, fear, and ego.

A multitude of factors detracted from the Fund’s relative performance over the past year, but the value and momentum factors used to capitalize upon behavioral anomalies in the market were primary sources of underperformance. The U.S. equity market did not reward the Fund’s behavioral value exposure during the period. Momentum, one of the key behavioral anomalies the fund seeks to capitalize upon, took an especially negative turn in 2016 as the market shifted its focus to dividend-yielding and low volatility stocks at the beginning of the year.

Moreover, the Fund’s defensive positioning within the energy sector detracted from returns in 2016 as oil prices stabilized at the beginning of the period and then increased as the year progressed. Stock selection in the healthcare equipment and services industry group also detracted from the Fund’s returns relative to its Benchmark.

Stock selection in both the banking and construction sectors contributed positively to the Fund’s relative performance during the period. Financial services was also a net contributor.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

6

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	2/1/10[1]	3.20%	12.02%	6.01%

Class B Shares**	2/1/10[1]	3.72%	12.25%	6.10%

Class C Shares***	2/1/10[1]	8.68%	12.50%	6.10%

Institutional Shares	1/2/97	9.80%	13.64%	6.82%

Class R Shares	2/1/10[1]	9.22%	13.19%	6.57%

Russell 2000® Value Index	N/A	18.81%	15.45%	5.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class A, B, C and R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares and have been adjusted for maximum CDSC to the applicable class but does not include 12b-1 fees, which if reflected, would have caused performance of Class A, B C and R Shares to be lower. The performance information for Institutional Shares (formerly known as Sterling Shares) prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. The performance of the Fund’s Institutional Shares would have been different because the Fund’s Institutional Shares have different expenses than the Predecessor’s Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

7

Sterling Capital Special Opportunities Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Shipp joined the CHOICE Asset Management Team of Scott & Stringfellow in 2000 and Sterling Capital as part of a business realignment in 2013. He has been the Fund’s lead portfolio manager since inception and also manages the Sterling Capital Equity Income Fund. He has investment experience since 1982. Mr. Shipp is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Considerations

The Fund is subject to investment style risk, which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 3000® Index.

Q. What factors affected the Fund’s performance?

A. The Russell 3000® Index posted a 14.96% gain during the 12-month period despite experiencing high levels of volatility. In December 2015 the Federal Reserve voted unanimously to raise the target for its federal funds interest rate by a quarter point — the first such increase since June 2006. Concurrently, corporate earnings faltered, oil prices plunged further, high yield credit markets became dysfunctional, and emerging market economies were in turmoil. U.S. stocks responded by declining more than 10%, reaching a low in early February. The Russell 3000® Index rallied strongly in subsequent months as most of those negatives reversed. The Fund benefited from this volatile environment during the first half of the period, but underperformed in the second half as a “risk on” environment favoring lower-quality stocks prevailed, and a relatively tumultuous earnings season in the final quarter of the period weighed on results.

The biggest detractor from performance was an overweight position in the healthcare sector, which underperformed due to uncertainty around the U.S. Presidential election cycle. Stock selection in the healthcare sector also weighed on relative results, including holdings of a leading provider of store brand over-the-counter consumer products. The abrupt departure of the company’s CEO and a series of lower-than-expected guidance on earnings and revenues dragged on the stock’s price. The Fund’s investments in a provider of diagnostic tests also faced a setback as competition heated up in its core product line.

Weakness in the healthcare sector was partially offset by strength in the nation’s leading provider of healthcare insurance and outperformance by a leading provider of orthopedic devices. Additionally, the Fund benefitted from an underweight exposure to the financial sector, as that was the worst performing sector during the period. Financial stocks struggled as investors sought out more defensive investments in a volatile environment. An overweight position and stock selection in the technology sector also added to results. In particular, holdings of a leading publisher of video games contributed to results after the better-than-expected launch of its new franchise. Investments in an online search provider, a networking equipment company and a provider of consumer tax and small business accounting software also added to results. Stocks that hurt performance included a genetic diagnostic maker which encountered unanticipated pricing pressures, a generic drug manufacturer that reported disappointing sales in Europe and the subsequent resignation of its CEO, and a leading internet infrastructure provider which witnessed slowing (but still growing) revenue.

Among consumer discretionary holdings, investments in a large media company benefited from advertising increases from coverage for both the Olympics and the U.S. Presidential election. Stock selection in consumer staples also added to relative performance, in particular holdings of the leading domestic producer of chicken and beef, as well as the worldwide leader in chocolate, cookies, crackers and candy.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

8

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	6/2/03	2.33%	14.21%	8.25%

Class B Shares**	6/2/03	4.11%	14.59%	8.24%

Class C Shares***	6/2/03	7.76%	14.70%	8.08%

Institutional Shares	6/2/03	8.86%	15.86%	9.16%

Class R Shares	2/1/10[1]	8.34%	15.29%	8.85%

Russell 3000® Index	N/A	14.96%	16.36%	7.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Russell 3000® Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

9

Sterling Capital Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Equity Income Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Shipp joined the CHOICE Asset Management Team of Scott & Stringfellow in 2000 and Sterling Capital as part of a business realignment in 2013. He has been the Fund’s lead portfolio manager since inception and also manages the Sterling Capital Special Opportunities Fund. He has investment experience since 1982. Mr. Shipp is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Considerations

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. The first half of 2016 was marked by volatility, as the market anticipated and then reacted to the U.S. Federal Reserve raising the federal funds rate for the first time in nearly a decade. As investors sought safety, companies that were perceived to produce steady cash flows performed well, and dividend-paying stocks benefited. This backdrop benefited the Fund, which owns only dividend-paying companies.

A sharp rebound in oil prices in the last eight months of the fiscal year benefited the energy sector, and the Fund’s underweight allocation in this sector detracted from relative performance. During a 12-month period that saw strong market gains, the Fund’s cash holdings also dragged on performance compared to the fully invested index. The Fund was also underweight real estate and utilities, two of the best-performing sectors this fiscal year.

Yields on 10-year Treasuries declined from 2.06% at the start of the fiscal year to just 1.61% by its end. Given the substantial decline in

Treasury yields, investors began looking elsewhere for investments perceived to be safe, but that might offer a higher return. In this environment, the Fund benefited from dividend-paying stocks that were perceived to be relatively safe, including a leading domestic wireless telecommunications company whose shares delivered a 25% total return; a diversified healthcare conglomerate that posted 30% gains; and the world’s largest software company, which rose 34% in the period.

Individual stocks which hurt performance in the fiscal year included a second oil & gas pipeline, whose finances became strained by lower commodity prices, and a large nationwide bank, which unexpectedly came under consumer and congressional attack for aggressive business practices.

Strong stock selection, specifically in the consumer discretionary, energy, and basic materials sectors, also boosted performance. Consumer stocks that generated total returns over 20% included a media conglomerate, a leading advertising agency, a large homebuilder, and the world’s largest fast food restaurant franchisor. In addition, shares of a leading pipeline company posted 70% gains, while a leading gardening company’s shares rose 40%.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

10

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	6/30/04	7.90%	10.03%	6.82%

Class B Shares**	6/30/04	9.67%	10.38%	6.82%

Class C Shares***	6/30/04	13.66%	10.52%	6.66%

Institutional Shares	6/30/04	14.75%	11.62%	7.73%

Class R Shares	2/1/10[1]	14.18%	11.06%	7.38%

Russell 1000® Value Index	N/A	16.20%	16.15%	5.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Russell 1000® Value Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

11

Sterling Capital Long/Short Equity Fund

Portfolio Managers

Sterling Capital Long/Short Equity Fund (the “Fund”) is managed by L. Joshua Wein, CAIA and Executive Director and James C. Willis, CFA and Managing Director, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

L. Joshua Wein, CAIA

Mr. Wein, Executive Director, joined BB&T Asset Management in 2008 and Sterling Capital through merger in 2010 and has been a co-portfolio manager of the Fund since its inception. He has investment experience since 1995. He is a graduate of Emory University and received his MBA from Vanderbilt University.

James C. Willis, CFA

Mr. Willis, Managing Director, joined BB&T Asset Management in 2003 and Sterling Capital through merger in 2010 and has been a co-portfolio manager of the Fund since its inception. He has investment experience since 1996. He is a graduate of Rice University and received his MBA from Georgetown University.

The Sub-Advisers and Sub-Adviser Portfolio Managers of the Fund for the fiscal year ended September 30, 2016 are the following:

●	Lucas Capital Management (Red Bank, NJ); Portfolio Manager: Ashton Lee

●	Emancipation Capital, LLC (New York, NY); Portfolio Manager: Charles Frumberg

●	Highland Capital Healthcare Advisors, L.P. (Dallas, Texas); Portfolio Manager: Michael Gregory

●	Gator Capital Management (Tampa, FL); Portfolio Manager: Derek Pilecki, CFA

●	Caerus Investors, LLC (New York, NY); Portfolio Managers: Ward Davis, Brian Agnew

Investment Considerations

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The portfolio managers’ judgments about the capabilities of each Sub Adviser and the impact of each Sub Adviser’s investment techniques on the Fund’s overall investment exposures may prove incorrect, and the Fund may fail to produce the intended results. Unlike most traditional long only equity funds, the Fund will engage in short selling and derivative trading activities as a way of mitigating risk and/or enhancing return. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. These strategies may involve significant transaction costs and may amplify risk.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the HFRX Equity Hedge Index.

Q. What factors affected the Fund’s performance?

A. Equity markets posted strong returns during the 12-month period. Stocks faltered early in the period amid concerns over global economic growth and a continued decline in commodity prices. However, modestly improving economic conditions in the U.S. and abroad, stabilizing commodity prices and accommodative policies by central banks around the world helped push stocks higher for much of the period. Investors cheered the Federal Reserve’s cautious approach to raising interest rates, but also worried about the near-term impact of the U.K.’s June decision to leave the European Union.

In that environment, defensive sectors performed well as investors sought out relatively safe areas of the equity market. The real estate and utility sectors also benefited as investors were attracted to the dividend yields offered by many companies in these sectors. In absolute terms, the Fund’s health care holdings dragged on performance. Pharmaceutical firms in particular were hard hit by lawmakers’ considerable focus on drug-pricing practices. The Fund’s financial holdings also hurt returns as financial firms were negatively impacted by continued low interest rates.

The Fund’s technology and telecommunications services holdings were the largest drivers of absolute returns, as these industries saw an uptick in mergers-and-acquisitions activity, particularly among smaller companies. The Fund’s energy holdings also benefited from rising oil prices.

The Fund underperformed its benchmark, which is an index of long/ short equity funds, for the 12-month period. Making comparisons to an index of hedge funds can be challenging, however, so the Fund’s holdings will be discussed relative to its peer group, as represented by the Morningstar Long/Short Equity category. The Fund’s performance relative to its benchmark benefited from overweight positions in the energy and technology sectors. Meanwhile, the Fund’s exposure to the health care sector and its bias toward smaller cap stocks dragged on relative results.

Throughout the 12-month period, the Fund’s net exposure — the difference between its long and short exposures — stayed in a relatively tight band of between 54% and 46%. Net exposure was a modest contributor to relative returns.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

12

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	Since Inception

Class A Shares*	12/13/13	-6.27%	-5.39%

Class C Shares**	12/13/13	-1.27%	-4.03%

Institutional Shares	12/13/13	-0.33%	-3.09%

HFRX Equity Hedge Index	11/30/13	0.13%	-0.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the HFRX Equity Hedge Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

13

Sterling Capital Behavioral International Equity Fund

Portfolio Managers

Sterling Capital Behavioral International Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA and Robert O. Weller, CFA Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since inception. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since inception. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and market momentum. The Fund will invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, and social and economic risks. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry, and exchange-traded funds (ETFs). Investing in ETFs may cause shareholders to bear additional costs, and an ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares outperformed its current benchmark, the MSCI EAFE® Net Index.

Q. What factors affected the Fund’s performance?

A. International equities generated positive returns during the fiscal year ending September 30, 2016. While slow global economic growth and geopolitical turmoil dragged down stocks during the first half of the period, stocks reversed course during the second half, boosted by accommodative monetary policy, rising commodity prices and positive economic data in China. The United Kingdom’s late-June referendum vote to leave the European Union sent U.S. and international stocks plummeting, but most markets recovered quickly. Emerging markets far outpaced developed markets during the period.

The Fund’s performance relative to its benchmark is largely a reflection of its strategy to employ an investment process rooted in principles of behavioral finance. This process is specifically designed to capitalize upon known investor biases and heuristics (mental shortcuts) by taking into account the impact on markets of behavioral factors such as greed, fear and ego.

International markets rewarded the Fund’s behavioral value exposure during the period under review, contributing positively to its performance relative to its benchmark. Stock selection in the life insurance and asset management sectors also boosted the Fund’s relative performance, as did a slight bias away from the benchmark’s largest companies.

Momentum, the other key behavioral anomaly the Fund seeks to capitalize upon, hurt the Fund’s performance relative to its benchmark. This behavioral strategy turned negative in early 2016 as investors favored dividend yielding and low volatility stocks. Stock selection in the computer hardware sector also hurt relative returns.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

14

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	Since Inception

Class A Shares*	11/28/14	1.10%	-3.63%

Class C Shares**	11/28/14	6.38%	-1.18%

Institutional Shares	11/28/14	7.30%	-0.33%

MSCI EAFE® Net Index	11/30/14	6.52%	-1.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

Fund is measured against the MSCI EAFE® Net Index, an unmanaged Index which is generally representative of large- and mid-cap equity across developed markets countries around the world, excluding the U.S. and Canada. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

15

Sterling Capital Stratton Mid Cap Value Fund

Portfolio Manager

Shawn M. Gallagher, CFA

Sterling Capital Stratton Mid Cap Value Fund (the “Fund”) is managed by Shawn M. Gallagher, CFA Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Gallagher joined the Stratton Funds Team of Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager to the Fund since 2015 and the Predecessor Fund since 2012. Mr. Gallagher has investment experience since 2003. He is a graduate of Pennsylvania State University where he received his BS in Finance.

Investment Considerations

Mid-capitalization companies are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. mid-cap stocks posted strong growth for the period despite a dramatic -13% decline during the first six weeks of 2016. In January and early February, weak international economic data, continued commodity price declines and signs of a general deterioration in financial conditions drove investors to adopt a risk-averse attitude that weighed on stocks. That decline was relatively short-lived, however, and mid-cap stocks rebounded; they posted gains of nearly 25% during the balance of the year, driven mostly by improved economic data and a cautious tone from the Federal Reserve in its approach to raising interest rates.

The Fund’s absolute returns benefited from holdings in the energy, health care, utilities, consumer staples, producer durables and technology sectors. These sectors posted strong double-digit gains, on average. The Fund’s materials and consumer discretionary investments dragged on absolute performance. These more cyclical holdings underperformed as investors gravitated to stocks perceived to be safe in a period marked by heightened uncertainty over global growth, the prospect of a recession and the impacts of the U.K.’s vote to leave the European Union.

The Fund underperformed its benchmark for the period, with most of that underperformance occurring in the volatile first and second quarters of 2016. The Fund’s significant underweight positions in the utilities and real estate sectors dragged on relative performance. These sectors rallied as investors were attracted to stocks offering relatively high dividend yields in the low interest rate environment. A modest overweight position in the banking industry also weighed on relative results as these holdings underperformed as interest rates remained low. Stock selection in the materials sector also weighed on results, particularly in the chemicals subsector. In particular, holdings of a domestic nitrogen fertilizer producer performed poorly as the company’s low-cost production advantage was outweighed by weakening fundamentals in the industry, including excess supply. Lack of exposure to the metals and mining industry also hurt results, as that subsector benefitted from sharply higher gold and industrial metals prices beginning in early 2016.

Stock selection in the health care sector added to relative returns. The Fund benefited from exposure to several medical equipment manufacturers, which performed well due in part to strong earnings results driven by organic growth and acquisition activity. Stock selection in the energy sector also added to results, as did an underweight position in this sector early in the period which helped avoid some of the losses incurred by the benchmark in early 2016 when the price of oil dropped. The Fund added to its energy sector holdings as oil prices began to recover, which helped boost results as that sector rebounded in the latter half of the period.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

16

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/13/15	3.81%	13.34%	4.69%

Class C Shares**	11/13/15	9.43%	14.55%	5.24%

Institutional Shares	09/30/72	10.37%	14.75%	5.33%

Russell Midcap® Value Index	N/A	17.26%	17.38%	7.89%

Russell Midcap® Index	N/A	14.25%	16.67%	8.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Mid Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The Board of Trustees of the Fund approved a change of the fiscal year of the Fund from December 31st to September 30th.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Russell Midcap® Value Index and the Russell Midcap® Index, unmanaged indices that are generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

17

Sterling Capital Stratton Real Estate Fund

Portfolio Manager

Andrew T. DiZio, CFA

Sterling Capital Stratton Real Estate Fund (the “Fund”) is managed by Andrew T. DiZio, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. DiZio joined the Stratton Funds Team of Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager of the Fund since 2015 and the Predecessor Fund since 2012. Mr. DiZio has investment experience since 2003. He is a graduate of Pennsylvania State University where he received his BS in Finance.

Investment Considerations

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the FTSE NAREIT All Equity REITs Index.

Q. What factors affected the Fund’s performance?

A. The real estate sector delivered strong returns over the 12-month period. That positive performance was driven primarily by strong underlying fundamentals, namely favorable supply and demand trends that drove occupancy and rental rates higher for most property types. Global macroeconomic factors, including declining global interest rates and rising economic and political uncertainty, also helped drive positive absolute returns as investors favored equities that offered steady cash flows, including REITs. Investments in data center, infrastructure and health care subsectors made strong contributions to the Fund’s absolute returns.

The Fund’s underperformance of its benchmark was driven in large part by stock selection in the retail subsector. In particular, the timing of the sale of a shopping center REIT dragged on the Fund’s relative performance. After the Board of Directors of the shopping center REIT announced accounting irregularities and fired its management team, the Fund sold the holding. The stock then rebounded when no further issues came to light and a new CEO took over. The Fund’s overweight exposure to the economically sensitive lodging subsector also weighed on results. Stalled corporate profitability reduced demand for hotel rooms from business travelers, while the rise of Airbnb options reduced demand from leisure travelers. The Fund’s choice of individual REITs within the lodging subsector helped offset some but not all of the relative underperformance from its overweight position.

Stock selection within the residential and infrastructure subsectors was the largest contributor to relative performance. The Fund’s above-benchmark exposure to residential REITs with properties in the Southeast added to results, as rising apartment supply primarily hurt higher-end rental properties in major West Coast and Northeast markets. The Fund’s investments in REITs tied to student housing were also a relative outperformer in the residential subsector, including a holding that was purchased by a private equity firm at a healthy premium. Within the infrastructure subsector, the Fund benefitted from owning a unique REIT with significant underground fiber assets. The REIT’s stock nearly doubled as investors factored those distinctive assets into its share price. Stock selection within the specialty, health care, office and data center subsectors also boosted returns.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

18

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/13/15	12.98%	14.03%	6.21%

Class C Shares**	11/13/15	19.11%	15.25%	6.77%

Institutional Shares	05/31/80	20.13%	15.44%	6.87%

FTSE NAREIT All Equity REIT Index	N/A	20.94%	15.97%	6.37%

S&P 500® Index	N/A	7.82%	16.36%	7.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Real Estate Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The Board of Trustees of the Fund approved a change of the fiscal year of the Fund from December 31st to September 30th.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Index, an unmanaged index, which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

19

Sterling Capital Stratton Small Cap Value Fund

Portfolio Manager

Gerald M. Van Horn, CFA

Sterling Capital Stratton Small Cap Value Fund (the “Fund”) is managed by Gerald M. Van Horn, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Van Horn, joined the Stratton Funds Team of Stratton Management Company in 1998 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager to the Fund since 2015 and the Predecessor Fund since 2000. Mr. Van Horn has investment experience since 1996. He is a graduate of the College of New Jersey where he received his BA in Economics.

Investment Considerations

Small cap company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Small-cap equity markets posted strong absolute returns for the 12-month period despite a weak start in late 2015 and early 2016. Shifting macroeconomic data in mid-February, including a rebound in oil prices and a weaker U.S. dollar, helped spark a rally in equities. The gains continued through the remainder of the period, despite some periods of increased volatility. The Fund’s absolute return particularly benefited from strong performance among energy holdings, which rebounded in mid-February along with oil prices. The Fund’s holdings in the technology, health care and utility sectors also added to absolute performance.

The Fund’s underperformance relative to its benchmark was in large part due to negative stock selection within the materials and processing sector. In particular, lack of exposure to the benchmark’s holdings related to the metals and mining sector dragged on relative returns given that the sector rallied sharply from the February lows. The Fund’s holdings of an American ready-mixed concrete producer also weighed on returns as weak second quarter earnings hurt the company’s share price. Stock selection in the financial services sector also weighed on relative results. A below-benchmark exposure to the strongly performing REIT industry dragged on results as investors sought out those stocks’ higher yields amid the low-interest-rate environment.

Stock selection in the consumer discretionary, energy and health care sectors added to the Fund’s relative results. Among the Fund’s consumer discretionary holdings, a hunting and fishing supplies retailer outperformed near the end of the period amid investor speculation that it was being targeted for a takeover. Shares of a consumer products company were the subject of a takeover during the period, which added to results. Among the Fund’s energy holdings, the Fund benefited from investments in two oil and gas companies, which outperformed during the period. The Fund also benefited from a below-benchmark exposure to the broader energy sector, which generally underperformed. Stock selection within the health care sector also added to relative results.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

20

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/16/15	9.97%	13.70%	6.64%

Class C Shares**	11/16/15	15.92%	14.90%	7.20%

Institutional Shares	4/12/93	16.90%	15.09%	7.29%

Russell 2000® Value Index	N/A	18.81%	15.45%	5.78%

Russell 2000® Index	N/A	15.47%	15.82%	7.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Small Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The Board of Trustees of the Fund approved a change of the fiscal year of the Fund from December 31st to September 30th.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Russell 2000® Value Index and the Russell 2000® Index, unmanaged indices that are generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

21

Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Citigroup 6-Month U.S. Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute return benefited during the period from declines in both interest rates and credit risk premiums, due to monetary easing policies and slow global economic growth. Falling yields and increased demand for risk assets helped drive prices higher on the securities held in the portfolio. The Fund’s return is driven primarily by income generated by the securities it holds, although the price performance of those securities is also a contributing factor. Income was a positive contributor to the Fund’s total return, as is the case with traditional fixed income investments.

The Fund outperformed its benchmark as interest rates declined for the period and the yield curve flattened. The Fund was able to take advantage of the flattening curve through its duration and yield curve position by purchasing longer maturities on the short end of the curve, which added to relative performance. The Fund’s overweight allocation to corporate bonds contributed positively to the Fund’s relative return, as corporate bonds provided significant excess return relative to duration-matched Treasuries held by the benchmark. The Fund also benefited from an overweight allocation to risk assets, which outperformed due to declining credit risk premiums. Lower-quality credit outperformed higher-quality credit during the period, and the Fund’s overweight exposure to triple-B rated bonds and high-yield securities contributed positively to relative performance.

The Fund’s allocation to the securitized sector also added to relative returns. An overweight allocation to asset-backed securities and commercial mortgage-backed securities contributed positively to the Fund’s relative performance as investors sought higher yields in higher-quality assets. Finally, the Fund’s overweight allocation to risk assets provided an income advantage relative to the benchmark, which contributed positively to the Fund’s relative return.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

22

*	Reflects 0.50% maximum sales charge.

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	Since Inception

Class A Shares*	11/30/12	0.48%	0.29%

Institutional Shares	11/30/12	1.24%	0.64%

Citi 6-Month U.S. Treasury Bill Index	11/30/12	0.33%	0.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Citi 6-Month U.S. Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

23

Sterling Capital Short Duration Bond Fund

Portfolio Managers

Sterling Capital Short Duration Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares outperformed its current benchmark, the BofA Merrill Lynch 1–3 Year U.S. Corporate Government Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute return benefited from a decline in interest rates and a decline in credit risk premiums, due to monetary easing policies and slow global economic growth. Investors grew more comfortable with risk as market volatility eased during the period. Their efforts to seek out higher yield among riskier assets drove up demand, which led to higher prices and helped risk assets outperform for the period. These trends led to price appreciation on the securities held by the portfolio and contributed positively to the Fund’s absolute performance. The Fund’s return is driven primarily by the income generated by the securities it holds, and the price performance of those securities.

The Fund outperformed compared to its benchmark, in part due to its bias toward slightly longer durations on the short end of the yield curve. The Fund was positioned to take advantage of a yield curve that flattened as investors remained confident in the Federal Reserve’s interest rate policy and as investors bought longer maturities, taking on greater interest rate risk. The Fund also benefited from its overweight exposure to risk assets, which outperformed during the period as credit risk premiums declined on higher investor demand. Lower-quality credit outperformed higher-quality credit and the Fund was overweight to triple-B rated bonds and high yield securities, which contributed positively to relative results.

The Fund’s allocation to corporate bonds also contributed positively to relative results — it maintained an overweight position to corporate bonds throughout the year, while maintaining an underweight allocation to Treasury securities. The corporate sector outperformed across a number of sectors, including financials, industrials and utilities, which contributed to relative results. The Fund’s allocation to the securitized sector also contributed to relative returns, particularly the Fund’s overweight allocation to asset-backed securities and commercial mortgage-backed securities.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

24

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/30/92	-0.05%	1.40%	2.29%

Class C Shares**	2/1/12[1]	1.22%	1.08%	2.13%

Institutional Shares	11/30/92	2.24%	2.06%	2.74%

BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index	N/A	1.32%	1.11%	2.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance could differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

25

Sterling Capital Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Brad D. Eppard, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Eppard joined BB&T Asset Management in 2003 and Sterling Capital through merger in 2010 and has been lead portfolio manager to the Fund since 2003. He has investment experience since 1985. Mr. Eppard is a graduate of Radford University where he received his BS in Business Administration/Accounting.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities, which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Government Intermediate Index.

Q. What factors affected the Fund’s performance?

A. The Fund invests primarily in government securities and maintains an average portfolio duration of between two and a half years and seven years. Falling intermediate and long–term interest rates during the period pushed bond prices higher during the period. Low inflation dragged on income early in the period, but this dynamic changed as inflation picked up in mid-2016.

During the period the Fund maintained a duration longer than its benchmark. This proved beneficial as yields on longer-term securities fell, driving prices higher. The Fund also maintained a modest barbell strategy focusing on exposure to bonds with short and long maturities. The Fund benefited from that strategy as the yield curve flattened during the period.

An allocation to higher-quality corporate bonds contributed positively to the Fund’s performance relative to its benchmark, offering both income and rising prices as spreads relative to Treasuries compressed.

The Fund’s exposure to Treasury inflation-protected securities (TIPS) early in the period detracted somewhat from relative performance. By the end of the period, however, the Fund’s overall investments in TIPS contributed modestly to positive returns.

Falling interest rates increased reinvestment risk associated with the Fund’s exposure to callable and step-up agency securities. The Fund’s performance relative to its benchmark was hurt modestly as many of these securities were called away.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

26

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/9/92	0.30%	1.02%	3.20%

Class B Shares**	1/1/96	-2.50%	0.49%	2.79%

Class C Shares***	2/1/01	1.51%	0.68%	2.65%

Institutional Shares	10/9/92	2.63%	1.69%	3.67%

Bloomberg Barclays U.S. Government Intermediate Index	N/A	2.44%	1.62%	3.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Bloomberg Barclays U.S. Government Intermediate Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

27

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since 2008. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities, which may expose the fund to currency and exchange rate fluctuations; and mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. Long-term interest rates declined during the period, which helped drive up prices on existing bonds. A decline in credit risk premiums also helped drive up prices, as volatility eased later in the period and investors grew less risk averse. Risk assets outperformed during the year as a result, and investors sought out higher yields and were willing to take on more risk. These trends helped drive up prices on the securities held by the Fund. The Fund’s absolute return was driven primarily by income derived from the securities it held, and income was a positive contributor to the Fund’s total return. Falling commodity prices generally weighed on absolute results, particularly oil prices, which caused an increase in credit risk premiums and ratings downgrades in the energy sector.

The Fund outperformed its benchmark for the period, particularly due to an overweight allocation to risk assets, as credit risk premiums declined. Lower-quality credit outperformed higher-quality credit for the 12-month period, and the Fund’s overweight to triple-B rated bonds contributed positively to relative performance. The Fund’s allocation to corporate bonds in particular contributed positively to relative return, providing the highest excess return relative to duration-matched Treasuries in the benchmark. The Fund’s relative performance was also helped by its allocation to taxable municipal securities and the securitized sector — particularly asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities — as did its income advantage relative to the benchmark.

The Fund’s average duration was shorter than the benchmark during a period when interest rates declined, and this bias weighed on relative results. Additionally, the Fund’s allocation to energy bonds detracted from performance as oil prices fell early in 2016. Some securities in this sector were sold during the period to reduce the Fund’s risk exposure. Additionally, the Fund’s overweight allocation to financials, which underperformed relative to industrials and utilities, dragged on relative results, as did its underweight allocation to agency pass-through securities, which outperformed during the year.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

28

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	12/2/99	-0.23%	2.44%	4.56%

Class B Shares**	12/2/99	1.05%	2.70%	4.56%

Class C Shares***	2/1/01	5.05%	2.88%	4.41%

Institutional Shares	12/2/99	6.10%	3.91%	5.45%

Class R Shares	2/1/10[1]	5.59%	3.38%	5.06%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	5.19%	3.08%	4.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index, which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

29

Sterling Capital Corporate Fund

Portfolio Managers

Sterling Capital Corporate Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays Corporate Intermediate Bond Index.

Q. What factors affected the Fund’s performance?

A. Aggressive monetary policies, which pushed interest rates down, eased globally during the period. That trend, along with strong demand for fixed income investments, helped bonds post positive total returns for the period. The prevalence of low and often negative interest rates in other major developed fixed income markets drove yield-seeking foreign investors to USD-denominated assets, which helped drive the Fund’s absolute performance. Corporate bonds performed particularly well after commodity prices bottomed in February and as credit spreads — the difference between yields on corporate bonds and less riskier U.S. Treasuries — tightened dramatically over the next several months.

The Fund outperformed its benchmark, in large part due to its allocation to lower-quality, higher-yielding bonds, including subordinated and preferred securities. Investors seeking yield continued to move lower down the risk and quality spectrums which drove up demand for these lower-quality bonds. As a result, higher-risk assets, particularly the Fund’s holdings of below-investment-grade securities, outperformed the broader benchmark. The Fund’s allocation decisions within the financial sector also contributed to relative results. The Fund held an overweight allocation to insurance company- and REIT-related debt. Banks underperformed the broader market through much of the year and the Fund’s underweight allocation to bank debt enhanced relative performance. Finally, the period saw a flattening yield curve as investors sought bonds with longer maturities and amid the continued possibility that the Federal Reserve would raise interest rates. The Fund benefitted by including an overweight allocation to the short and long ends of the curve and an underweight allocation to the intermediate area of the curve.

The Fund’s overweight allocation to the financial sector and its underweight exposure to the industrials sector dragged on relative results as commodity-related sub-sectors outperformed during the period. A slight bias toward holdings with short durations also detracted from relative performance.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

30

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Year	Since Inception

Class A Shares*	2/1/13[1]	3.40%	4.08%	3.91%

Class C Shares**	2/1/13[1]	4.69%	3.89%	3.72%

Institutional Shares	6/30/11[2]	5.70%	4.67%	4.47%

Bloomberg Barclays Corporate Intermediate Bond Index	6/30/11	5.55%	4.31%	4.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays Corporate Intermediate Bond Index, an unmanaged index consisting of dollar-denominated debt from U.S. industrial, utility and financial institutions issuers with a duration of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

31

Sterling Capital Securitized Opportunities Fund

Portfolio Managers

Sterling Capital Securitized Opportunities Fund (the “Fund”) is managed by Executive Director Michael Sun, CFA, Jeffrey Ormsby, CFA and Byron Mims, CFA, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA

Mr. Sun, Executive Director, joined Sterling Capital in 2009 and has been a co-portfolio manager to the Fund since 2014. Mr. Sun has investment experience since 1998 and is a graduate of Nanjing University and received his MS from Beijing University and his MA from Bowling Green State University.

Byron G. Mims, CFA

Mr. Mims, Director, joined Sterling Capital in 2012 and has been a co-portfolio manager to the Fund since 2016. Mr. Mims has investment experience since 2006. He is a graduate of North Carolina State University where he received his BS in Economics. He was a summa cum laude graduate and was recognized as valedictorian.

Jeffrey D. Ormsby, CFA

Mr. Ormsby, Director, joined Sterling Capital in 2011 and has been a co-portfolio manager to the Fund since 2016. Mr. Ormsby has investment experience since 2006. He is a graduate of North Carolina State University where he received his BS in Economics. He was a summa cum laude graduate and was recognized as Valedictorian. Mr. Ormsby received his MBA from the University of North Carolina at Chapel Hill’s Kenan-Flagler Business School, where he was the Norman Block Valedictorian Award recipient.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Mortgage Backed Securities Index.

Q. What factors affected the Fund’s performance?

A. All sectors within the Fund had positive absolute returns for the period. As long-term interest rates fell, prices on long duration assets rose, which contributed to the Fund’s absolute performance. And while short-term interest rates rose, which negatively impacted prices on shorter duration securities, the higher yields on those holdings was more than enough to offset the negative impacts.

The Fund outperformed its benchmark, due primarily to its overweight allocation to risk assets. As investors sought yield, they turned to risk assets such as commercial mortgage-backed securities, asset-backed securities and residential mortgage-backed securities. The Fund held an overweight allocation to each of these sectors, and each outperformed the benchmark return, boosting the Fund’s relative results.

The Fund’s positioning in agency mortgage-backed securities detracted from relative returns, however. The Fund was positioned defensively in this sector in order to guard against higher interest rates and higher interest rate volatility, which could have weighed on mortgage-backed returns. However, as interest rates and interest rate volatility remained low for the period, this defensive positioning weighed on the Fund’s performance relative to its benchmark.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

32

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Year	Since Inception

Class A Shares*	2/1/13[1]	1.57%	2.53%	2.77%

Class C Shares**	2/1/13[1]	2.83%	2.41%	2.65%

Institutional Shares	6/30/11[2]	3.86%	3.13%	3.34%

Bloomberg Barclays U.S. Mortgage Backed Securities Index	6/30/11	3.72%	2.65%	2.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.
[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

33

Sterling Capital Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Kentucky Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Kentucky and its political subdivisions and therefore will be affected by economic, political or other events affecting Kentucky.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. Concerns about lagging global growth and low yields on government bonds elsewhere boosted demand for municipal bonds.

The surge in demand for municipal bonds resulted in higher prices and pushed down yields, which tumbled to near-record lows. Yields were further suppressed by a reduction in supply due to several factors, including weak refunding levels and reluctance among some states and municipalities to take on new debt. That said, those issues were more muted later in the period and municipal bond supply rebounded strongly. Issuance hit record levels in August and a strong issue calendar continued into September. Investors during the period had concerns about Puerto Rico’s default and about the fiscal health of some localities, but sentiment remained positive given municipal bonds’

stability relative to other asset classes.

The Fund’s relatively short duration position dragged on performance relative to the benchmark as interest rates fell during the period. An underweight position in the benchmark’s longest maturities also hurt results as those issues rallied during the 12-month period.

The Fund’s relative performance also suffered from a bias toward higher-quality bonds. We believed that lower-rated issuers did not adequately compensate investors for the additional risk they carry. However, lower-rated municipal issues outperformed their higher-rated peers. For instance, AAA-rated municipal bonds returned 3.83% during the period compared to a 6.59% return for BBB-rated issues. In Kentucky, a relatively weak local economy and large underfunded pension liabilities continued to weigh on the state’s credit.

The Fund benefited from an overweight position in revenue bonds, especially among healthcare and hospital bonds. An underweight position in general obligation bonds also benefited relative performance, as these bonds lagged during the period.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

34

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	2/24/03	1.58%	2.39%	3.64%

Class C Shares**	2/1/12[1]	2.93%	2.11%	3.50%

Institutional Shares	2/24/03	3.95%	3.06%	4.11%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	4.77%	3.82%	4.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index that is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

35

Sterling Capital Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Maryland Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Maryland and its political subdivisions and therefore will be affected by economic, political or other events affecting Maryland.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. Concerns about lagging global growth and low yields on government bonds elsewhere boosted demand for municipal bonds.

The surge in demand for municipal bonds resulted in higher prices and pushed down yields, which tumbled to near-record lows. Yields were further suppressed by a reduction in supply due to several factors, including weak refunding levels and reluctance among some states and municipalities to take on new debt. That said, those issues were more muted later in the period and municipal bond supply rebounded strongly. Issuance hit record levels in August and a strong issue calendar continued into September. Investors during the period had concerns about Puerto Rico’s default and about the fiscal health of some localities, but sentiment remained positive given municipal bonds’ stability relative to other asset classes.

The Fund’s relatively short duration position dragged on performance relative to the benchmark as interest rates fell during the period. An underweight position in the benchmark’s longest maturities also hurt results as those issues rallied during the 12-month period.

The Fund’s relative performance also suffered from a bias toward higher-quality bonds. We believed that lower-rated issuers did not adequately compensate investors for the additional risk they carry. However, lower-rated municipal issues outperformed their higher-rated peers. For instance, AAA-rated municipal bonds returned 3.83% during the period compared to a 6.59% return for BBB-rated issues.

The Fund benefited from an overweight position in revenue bonds, especially among healthcare and hospital bonds. An underweight position in general obligation bonds also benefited relative performance, as these bonds lagged during the period.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

36

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	2/24/03	1.63%	2.20%	3.70%

Class C Shares**	2/1/12[1]	2.85%	1.90%	3.55%

Institutional Shares	2/24/03	3.97%	2.87%	4.18%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	4.77%	3.82%	4.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

37

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. Concerns about lagging global growth and low yields on government bonds elsewhere boosted demand for municipal bonds.

The surge in demand for municipal bonds resulted in higher prices and pushed down yields, which tumbled to near-record lows. Yields were further suppressed by a reduction in supply due to several factors, including weak refunding levels and reluctance among some states and municipalities to take on new debt. That said, those issues were more muted later in the period and municipal bond supply rebounded strongly. Issuance hit record levels in August and a strong issue calendar continued into September. Investors during the period had concerns about Puerto Rico’s default and about the fiscal health of some localities, but sentiment remained positive given municipal bonds’ stability relative to other asset classes.

The Fund’s relatively short duration position dragged on performance relative to the benchmark as interest rates fell during the period. An underweight position in the benchmark’s longest maturities also hurt results as those issues rallied during the 12-month period.

The Fund’s relative performance also suffered from a bias toward higher-quality bonds. We believed that lower-rated issuers did not adequately compensate investors for the additional risk they carry. However, lower-rated municipal issues outperformed their higher-rated peers. For instance, AAA-rated municipal bonds returned 3.83% during the period compared to a 6.59% return for BBB-rated issues.

The Fund benefited from an overweight position in revenue bonds, especially among healthcare and hospital bonds. An underweight position in general obligation bonds also benefited relative performance, as these bonds lagged during the period.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

38

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/16/92	1.65%	2.37%	3.64%

Class C Shares**	2/1/12[1]	2.91%	2.05%	3.47%

Institutional Shares	10/16/92	3.94%	3.04%	4.11%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	4.77%	3.82%	4.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

39

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. Concerns about lagging global growth and low yields on government bonds elsewhere boosted demand for municipal bonds.

The surge in demand for municipal bonds resulted in higher prices and pushed down yields, which tumbled to near-record lows. Yields were further suppressed by a reduction in supply due to several factors, including weak refunding levels and reluctance among some states and municipalities to take on new debt. That said, those issues were more muted later in the period and municipal bond supply rebounded strongly. Issuance hit record levels in August and a strong issue calendar continued into September. Investors during the period had concerns about Puerto Rico’s default and about the fiscal health of some localities, but sentiment remained positive given municipal bonds’ stability relative to other asset classes.

The Fund’s relatively short duration position dragged on performance relative to the benchmark as interest rates fell during the period. An underweight position in the benchmark’s longest maturities also hurt results as those issues rallied during the 12-month period.

The Fund’s relative performance also suffered from a bias toward higher-quality bonds. We believed that lower-rated issuers did not adequately compensate investors for the additional risk they carry. However, lower-rated municipal issues outperformed their higher-rated peers. For instance, AAA-rated municipal bonds returned 3.83% during the period compared to a 6.59% return for BBB-rated issues.

The Fund benefited from an overweight position in revenue bonds, especially among healthcare and hospital bonds. An underweight position in general obligation bonds also benefited relative performance, as these bonds lagged during the period.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

40

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/20/97	1.50%	2.56%	3.73%

Class C Shares**	2/1/12[1]	2.82%	2.24%	3.57%

Institutional Shares	10/20/97	3.87%	3.21%	4.19%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	4.77%	3.82%	4.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

41

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. Concerns about lagging global growth and low yields on government bonds elsewhere boosted demand for municipal bonds.

The surge in demand for municipal bonds resulted in higher prices and pushed down yields, which tumbled to near-record lows. Yields were further suppressed by a reduction in supply due to several factors, including weak refunding levels and reluctance among some states and municipalities to take on new debt. That said, those issues were more muted later in the period and municipal bond supply rebounded strongly. Issuance hit record levels in August and a strong issue calendar continued into September. Investors during the period had concerns about Puerto Rico’s default and about the fiscal health of some localities, but sentiment remained positive given municipal bonds’ stability relative to other asset classes.

The Fund’s relatively short duration position dragged on performance relative to the benchmark as interest rates fell during the period. An underweight position in the benchmark’s longest maturities also hurt results as those issues rallied during the 12-month period.

The Fund’s relative performance also suffered from a bias toward higher-quality bonds. We believed that lower-rated issuers did not adequately compensate investors for the additional risk they carry. However, lower-rated municipal issues outperformed their higher-rated peers. For instance, AAA-rated municipal bonds returned 3.83% during the period compared to a 6.59% return for BBB-rated issues.

The Fund benefited from an overweight position in revenue bonds, especially among healthcare and hospital bonds. An underweight position in general obligation bonds also benefited relative performance, as these bonds lagged during the period.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

42

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	5/17/99	1.62%	2.16%	3.55%

Class C Shares**	2/1/12[1]	2.88%	1.86%	3.40%

Institutional Shares	5/17/99	3.91%	2.84%	4.02%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	4.77%	3.82%	4.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

43

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. Concerns about lagging global growth and low yields on government bonds elsewhere boosted demand for municipal bonds.

The surge in demand for municipal bonds resulted in higher prices and pushed down yields, which tumbled to near-record lows. Yields were further suppressed by a reduction in supply due to several factors, including weak refunding levels and reluctance among some states and municipalities to take on new debt. That said, those issues were more muted later in the period and municipal bond supply rebounded strongly. Issuance hit record levels in August and a strong issue calendar continued into September. Investors during the period had concerns about Puerto Rico’s default and about the fiscal health of some localities, but sentiment remained positive given municipal bonds’ stability relative to other asset classes.

The Fund’s relatively short duration position dragged on performance relative to the benchmark as interest rates fell during the period. An underweight position in the benchmark’s longest maturities also hurt results as those issues rallied during the 12-month period.

The Fund’s relative performance also suffered from a bias toward higher-quality bonds. We believed that lower-rated issuers did not adequately compensate investors for the additional risk they carry. However, lower-rated municipal issues outperformed their higher-rated peers. For instance, AAA-rated municipal bonds returned 3.83% during the period compared to a 6.59% return for BBB-rated issues.

West Virginia’s debt rating was downgraded by credit rating agencies Standard & Poor’s and Fitch, which noted that the state’s reduced financial flexibility poses a near-term challenge for the state. Despite the state’s lower credit rating, bonds issued by West Virginia outperformed higher-rated municipal bonds as investors sought out higher-yielding issues.

The Fund benefited from an overweight position in revenue bonds, especially among healthcare and hospital bonds. An underweight position in general obligation bonds also benefited relative performance, as these bonds lagged during the period.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

44

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	12/17/93	1.81%	2.50%	3.44%

Class C Shares**	01/31/12	3.14%	2.20%	3.29%

Institutional Shares	12/01/93	4.18%	3.18%	3.91%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	4.77%	3.82%	4.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

45

Sterling Capital Diversified Income Fund

Portfolio Managers

Sterling Capital Diversified Income Fund (the “Fund”) is managed by Shane A. Burke, and Brandon W. Carl, CFA, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the fund, and members of the Sterling Capital Advisory Solutions Team.

Shane A. Burke

Mr. Burke, Director, joined Sterling Capital in 2013 and has been a co-portfolio manager of the Fund since 2015. He has investment experience since 2002. He is a graduate of the University of North Carolina at Wilmington where he received his BS in Finance. He received his MBA from San Francisco-Golden Gate University.

Brandon W. Carl, CFA

Mr. Carl, Director, joined BB&T Asset Management in 2001 and Sterling Capital through merger in 2010. Mr. Carl has been a co-portfolio manager to the Fund since 2016. Mr. Carl has investment experience since 2001. He is a graduate of the University of South Carolina where he received his BS in Finance and Management.

Investment Considerations

The Fund is primarily concentrated in underlying funds and is therefore subject to the same risks as the underlying funds it is invested in and may entail higher expenses. The underlying funds may invest in undervalued securities, which may not appreciate in value as anticipated or may remain undervalued for longer than anticipated. The underlying funds may invest in equity securities including more aggressive investments that engage in long/short equity strategies and in options writing strategies and that invest in derivatives, preferred stocks, exchange-traded funds (ETFs), Master Limited Partnerships (MLPs, the value of which will be affected by the natural resources sector of the economy and regulation) and real estate investment trusts (REITs, the value of which will be affected by conditions of the real estate industry). The Fund’s volatility may be amplified by its use of short sales and derivatives. The Fund is subject to the same risks as the debt securities held by the underlying funds such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of debt securities will decline and an investor may lose money. Investing in high yield debt (also known as junk bonds) involves greater risks and less liquidity than investment grade bonds.

Q. How did the Fund perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Fund’s Institutional Shares outperformed its current benchmark, 40% MSCI World Index/60% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. All of the Fund’s sub-sectors posted positive absolute returns. For example, the Fund benefited from its investment in “fallen angels”–investment-grade bonds that have been downgraded to high-yield bonds. Increases in oil prices in the latter half of the period and the resulting strengthening of the energy sector benefitted fallen angels’ performance. Investments in REITs and high dividend yielding global equities continued to provide steady dividends and were bolstered by falling interest rates in the first half of 2016. Falling interest rates also increased prices for long-term Treasury bonds. The Fund strategically holds these investments as a downside hedge, and they made a significant contribution to its absolute performance.

The Fund outperformed its benchmark for the fiscal year. The Fund’s allocation to emerging market debt was the single largest contributor to its relative performance, as the benchmark does not hold those types of investments. The Fund’s overweight position in long-term Treasury bonds relative to the benchmark also contributed to the Fund’s outperformance over the period.

The Fund’s more conservative approach to equities, which incorporates covered calls to minimize risk, detracted from relative performance. While a covered call strategy limits downside risk, it also caps potential returns. In addition, the Fund’s allocation to agency mortgage-backed securities pulled down relative returns. Low interest rates facilitated refinancing and early prepayment of mortgages during the reporting period, contributing to the securities’ underperformance.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

46

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	3.58%	5.76%	4.10%

Class B Shares**	1/29/99	4.98%	6.03%	4.11%

Class C Shares***	2/1/01	9.07%	6.21%	3.94%

Institutional Shares	10/2/97	10.13%	7.26%	4.98%

40% MSCI World Index 60% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	7.84%	6.62%	5.01%

MSCI World Index	N/A	11.36%	11.63%	4.47%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	5.19%	3.08%	4.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the 40% MSCI World Index and 60% Bloomberg Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

47

Sterling Capital Strategic Allocation Funds

Portfolio Managers

Team Managed

Sterling Capital Strategic Allocation Funds (the “Funds”) are managed by the Sterling Capital Advisory Solutions Team, which is led by James C. Willis, CFA, Managing Director & Director of Advisory Solutions, Jeffrey J. Schappe, CFA, Managing Director and Kevin J. Stoll, CFA, Executive Director. Mr. Willis, Mr. Schappe and Mr. Stoll have managed the Funds since 2010, 2005 and 2016, respectively.

James C. Willis, CFA

Mr. Willis, Managing Director, joined BB&T Asset Management in 2003 and Sterling Capital Management LLC (“Sterling Capital”) through merger in October 2010 and has been a co-portfolio manager of the Fund since 2010. He has investment experience since 1996. He is a graduate of Rice University where he received a BA in Economics and Political Science and a MBA from Georgetown University.

Jeffrey J. Schappe, CFA

Mr. Schappe, Managing Director, joined BB&T Asset Management in 2004 and Sterling Capital through merger in October 2010 and has been a co-portfolio manager of the Fund since 2005. He has investment experience since 1991. He is a graduate of University of Wisconsin- Madison where he received a BA in Journalism and a MBA in Finance.

Kevin J. Stoll, CFA

Mr. Stoll, Executive Director, joined Sterling Capital in 2013 and has been a co-portfolio manager to the Funds since 2016. He has investment experience since 1998. He is a graduate of Northwestern University where he received his BA in Economics and Mathematical Methods in the Social Sciences and his MBA from Duke University’s Fuqua School of Business.

Investment Considerations

The Funds are primarily concentrated in underlying funds and are therefore subject to the same risks as the underlying funds and bear a portion of the expenses of the underlying funds. The underlying funds may be invested in equity securities and are subject to market risk. Investments in bonds are subject to credit risk, call risk and interest rate risk (as interest rates rise the value of bond prices will decline). The underlying funds may invest in foreign securities, which involve certain risks such as currency volatility, political and social instability and reduced market liquidity; small capitalization companies which are subject to greater volatility and less liquidity due to limited resources or product lines and are more sensitive to economic factors; and high-yield debt securities (also known as junk bonds), which involve greater risks than investment grade bonds. The underlying funds may also be money market funds.

Sterling Capital Strategic Allocation Balanced Fund (the “Balanced Fund”)

Sterling Capital Strategic Allocation Growth Fund (the “Growth Fund”)

(Collectively, “Sterling Capital Strategic Allocation Funds”)

Q. How did the Funds perform during the 12-month period between October 1, 2015 and September 30, 2016?

A. The Growth Fund’s Institutional Shares underperformed its current benchmark, 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index.

The Balanced Fund’s Institutional Shares underperformed its current benchmark, 60% MSCI World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Funds’ performance?

A. The Sterling Capital Strategic Allocation Funds held five underlying Funds: The Sterling Capital Special Opportunities Fund, the Sterling Capital Equity Income Fund, the Sterling Capital Total Return Bond Fund, the Sterling Capital Long/Short Equity Fund and the Sterling Capital Behavioral International Equity Fund.

The broad equity and fixed income markets performed well over the fiscal year, spurred by the continuation of relatively low interest rates on the domestic side, subsiding fears of economic fallout in China and the recovery of the energy market in the second half of the reporting period. As a result, four of the five underlying funds’ Institutional Shares posted positive absolute returns. The Sterling Capital Long/Short Equity Fund was the only detractor, with its negative returns due largely to an overexposure to the energy sector. The structural nature of the product, which includes short positions, also proved a drag on absolute returns.

Both of the Sterling Capital Strategic Allocation Funds trailed their benchmarks over the reporting period. The Funds’ holding of a money market fund position detracted from relative performance, as its diminutive returns paled in comparison to the positive absolute returns of the broader equity and fixed income markets. In addition, three of the Funds’ underlying funds’ Institutional Shares underperformed relative to their benchmarks.

For example, the Sterling Capital Long/Short Equity Fund underperformed its benchmark, due to its exposure to the health care sector and its bias toward smaller cap stocks. The Sterling Capital Special Opportunities Fund faced challenges due to an overweight position in healthcare, which suffered due to uncertainty related to the U.S. presidential election. The Sterling Capital Equity Income Fund also dragged on relative returns, underperforming its benchmark largely because of an underweight position in the energy sector, which rebounded when oil prices increased.

The Funds’ overweight equity position relative to its benchmarks contributed to relative performance, as equity markets maintained strength over the period. The Funds’ underweight fixed income position also offered a relative advantage. Two of the underlying funds’ Institutional Shares outperformed their respective benchmarks over the period, boosting relative returns.

The Sterling Capital Total Return Bond Fund’s relative performance benefited from an overweight allocation to risk assets as credit risk premiums declined. Lower quality credit outperformed higher quality credit, and the Fund’s overweight to BBB-rated bonds benefitted its relative returns. The Sterling Capital Behavioral International Equity Fund also beat its benchmark, thanks to its strategy of employing an investment process rooted in principles of behavioral finance. This process is specifically designed to capitalize upon known investor biases and heuristics (mental shortcuts) by taking into account the impact on markets of behavioral factors such as greed, fear and ego. International markets rewarded the Fund’s behavioral value exposure during the period under review.

Portfolio composition is as of September 30, 2016 and is subject to change and risk.

48

Sterling Capital Strategic Allocation Balanced Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	0.86%	6.91%	3.48%

Class B Shares**	1/29/99	2.23%	7.22%	3.47%

Class C Shares***	2/1/01	6.18%	7.39%	3.32%

Institutional Shares	10/2/97	7.24%	8.48%	4.37%

60% MSCI World Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	9.08%	8.33%	4.95%

MSCI World Index	N/A	11.36%	11.63%	4.47%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	5.19%	3.08%	4.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower. Currently all management fees are being waived.

49

Sterling Capital Strategic Allocation Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2016	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	1.05%	8.05%	3.04%

Class B Shares**	1/29/99	2.43%	8.38%	3.02%

Class C Shares***	2/1/01	6.46%	8.54%	2.88%

Institutional Shares	10/2/97	7.58%	9.64%	3.92%

75% MSCI World Index/ 25% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	9.96%	9.59%	4.83%

MSCI World Index	N/A	11.36%	11.63%	4.47%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	5.19%	3.08%	4.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower. Currently all management fees are being waived.

50

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Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industries, countries, states, funds or security types, as of September 30, 2016:

Sterling Capital Behavioral Large Cap Value Equity Fund	Percentage of net assets
Automobiles & Components	2.4%
Banks	9.4%
Capital Goods	6.8%
Consumer Durables & Apparel	0.4%
Consumer Services	0.6%
Diversified Financials	7.3%
Energy	12.6%
Food & Staples Retailing	2.6%
Food, Beverage & Tobacco	3.2%
Health Care Equipment & Services	4.6%
Household & Personal Products	2.1%
Insurance	4.0%
Materials	3.8%
Media	1.9%
Pharmaceuticals, Biotechnology & Life Sciences	8.4%
Real Estate	4.2%
Retailing	0.3%
Semiconductors & Semiconductor Equipment	4.2%
Software & Services	3.7%
Technology Hardware & Equipment	3.5%
Telecommunication Services	5.0%
Transportation	1.0%
Utilities	6.5%
Money Market Fund	1.6%
100.1%

Sterling Capital Mid Value Fund	Percentage of net assets
Automobiles & Components	3.3%
Capital Goods	7.0%
Commercial & Professional Services	3.2%
Diversified Financials	16.7%
Energy	0.6%
Health Care Equipment & Services	8.7%
Insurance	13.4%
Materials	3.6%
Media	9.9%
Real Estate	5.3%
Retailing	3.1%
Software & Services	13.1%
Technology Hardware & Equipment	7.9%
Transportation	1.3%
Money Market Fund	2.4%
99.5%

Sterling Capital Behavioral Small Cap Value Equity Fund	Percentage of net assets
Automobiles & Components	4.0%
Banks	20.0%
Capital Goods	9.9%
Commercial & Professional Services	3.2%
Consumer Durables & Apparel	1.4%
Consumer Services	1.7%
Diversified Financials	9.3%
Energy	4.6%
Food & Staples Retailing	0.4%
Food, Beverage & Tobacco	2.2%
Health Care Equipment & Services	3.5%
Household & Personal Products	0.8%
Insurance	11.4%
Materials	3.2%
Pharmaceuticals, Biotechnology & Life Sciences	1.0%
Real Estate	1.2%
Retailing	2.5%
Semiconductors & Semiconductor Equipment	1.1%
Software & Services	1.6%
Technology Hardware & Equipment	6.3%
Telecommunication Services	0.4%
Transportation	1.8%
Utilities	6.4%
Exchange Traded Fund	1.3%
Money Market Fund	0.8%
100.0%

Sterling Capital Special Opportunities Fund	Percentage of net assets
Automobiles & Components	5.9%
Commercial & Professional Services	7.8%
Consumer Durables & Apparel	4.3%
Consumer Services	3.6%
Diversified Financials	3.6%
Food, Beverage & Tobacco	1.3%
Health Care Equipment & Services	17.0%
Media	13.7%
Pharmaceuticals, Biotechnology & Life Sciences	8.3%
Real Estate	4.9%
Software & Services	21.5%
Technology Hardware & Equipment	4.1%
Transportation	1.6%
Money Market Fund	2.2%
99.8%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Equity Income Fund	Percentage of net assets
Automobiles & Components	2.7%
Banks	3.5%
Capital Goods	2.1%
Commercial & Professional Services	2.1%
Consumer Durables & Apparel	1.9%
Consumer Services	5.4%
Diversified Financials	6.3%
Energy	4.9%
Food, Beverage & Tobacco	3.9%
Health Care Equipment & Services	7.3%
Household & Personal Products	4.2%
Materials	3.3%
Media	5.8%
Pharmaceuticals, Biotechnology & Life Sciences	15.0%
Real Estate	2.0%
Semiconductors & Semiconductor Equipment	8.3%
Software & Services	8.0%
Telecommunication Services	4.5%
Transportation	3.7%
Money Market Fund	5.3%
100.2%

Sterling Capital Long/Short Equity Fund	Long-Term Investment Percentage of net assets
Banks	4.6%
Consumer Durables & Apparel	3.3%
Consumer Services	4.4%
Diversified Financials	12.6%
Energy	14.6%
Exchange Traded Funds	0.3%
Food, Beverage & Tobacco	3.9%
Health Care Equipment & Services	6.5%
Household & Personal Products	0.0%
Insurance	1.9%
Media	1.6%
Pharmaceuticals, Biotechnology & Life Sciences	8.7%
Real Estate	1.3%
Retailing	1.5%
Software & Services	13.9%
Technology Hardware & Equipment	3.8%
Telecommunication Services	2.8%
Money Market Fund	10.9%
96.6%

Sterling Capital Long/Short Equity Fund	Investments Sold Short Percentage of net assets
Automobiles & Components	(1.0)%
Banks	(1.0)%
Consumer Durables & Apparel	(2.9)%
Consumer Services	(2.8)%
Diversified Financials	(0.9)%
Energy	(4.3)%
Exchange Traded Funds	(8.4)%
Food & Staples Retailing	(0.6)%
Food, Beverage & Tobacco	(0.5)%
Health Care Equipment & Services	(3.4)%
Pharmaceuticals, Biotechnology & Life Sciences	(4.4)%
Real Estate	(0.9)%
Retailing	(2.2)%
Semiconductors & Semiconductor Equipment	(0.3)%
Software & Services	(3.4)%
Technology Hardware & Equipment	(1.4)%
Transportation	(0.6)%
(39.0)%

Sterling Capital Behavioral International Equity Fund	Percentage of net assets
Australia	9.3%
Austria	0.9%
Denmark	2.0%
Finland	1.5%
France	7.6%
Germany	6.9%
Hong Kong	4.9%
Ireland	0.2%
Israel	2.4%
Italy	2.1%
Japan	26.0%
Netherlands	1.3%
Norway	1.3%
Portugal	1.0%
Singapore	2.9%
Spain	2.2%
Sweden	2.2%
Switzerland	8.4%
United Kingdom	15.1%
Money Market Fund	1.2%
99.4%

Sterling Capital Stratton Mid Cap Value Fund	Percentage of net assets
Automobiles & Components	4.5%
Banks	6.8%
Capital Goods	5.3%
Consumer Durables & Apparel	5.8%
Consumer Services	1.8%
Diversified Financials	3.5%
Energy	7.6%
Food & Staples Retailing	3.1%
Food, Beverage & Tobacco	2.3%
Health Care Equipment & Services	4.8%
Household & Personal Products	1.7%
Insurance	5.1%
Materials	7.3%
Pharmaceuticals, Biotechnology & Life Sciences	5.7%
Real Estate	11.9%
Semiconductors & Semiconductor Equipment	3.7%
Software & Services	8.0%
Technology Hardware & Equipment	5.5%
Utilities	2.9%
Money Market Fund	2.9%
100.2%

Sterling Capital Stratton Real Estate Fund	Percentage of net assets
Diversified	5.8%
Health Care	9.8%
Hotel & Resort	4.7%
Industrial	4.2%
Office	14.1%
Residential	14.9%
Retail	24.8%
Specialized	19.6%
Money Market Fund	1.8%
99.7%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Stratton Small Cap Value Fund	Percentage of net assets
Automobiles & Components	3.7%
Banks	19.1%
Capital Goods	10.7%
Consumer Services	1.7%
Diversified Financials	1.4%
Energy	4.0%
Food & Staples Retailing	2.8%
Health Care Equipment & Services	2.7%
Insurance	3.2%
Materials	4.8%
Media	1.5%
Pharmaceuticals, Biotechnology & Life Sciences	2.8%
Real Estate	9.2%
Retailing	1.4%
Semiconductors & Semiconductor Equipment	3.3%
Software & Services	7.7%
Technology Hardware & Equipment	5.3%
Transportation	1.7%
Utilities	6.8%
Money Market Fund	6.2%
100.0%

Sterling Capital Ultra Short Bond Fund	Percentage of net assets
Asset Backed Securities	16.4%
Collateralized Mortgage Obligations	0.1%
Commercial Mortgage-Backed Securities	13.3%
Commercial Paper	2.0%
Corporate Bonds	52.4%
Municipal Bonds	6.6%
Money Market Fund	2.2%
93.0%

Sterling Capital Short Duration Bond Fund	Percentage of net assets
Asset Backed Securities	14.8%
Collateralized Mortgage Obligations	1.2%
Commercial Mortgage-Backed Securities	12.8%
Corporate Bonds	61.9%
Foreign Government Bond	0.5%
Municipal Bonds	2.0%
U.S. Government Agencies	1.5%
U.S. Treasury Note	4.1%
Money Market Fund	1.4%
100.2%

Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Asset Backed Securities	1.3%
Collateralized Mortgage Obligations	3.7%
Commercial Mortgage-Backed Securities	0.6%
Corporate Bonds	5.2%
Mortgage-Backed Securities	8.1%
Municipal Bonds	0.8%
U.S. Government Agencies	25.5%
U.S. Treasury Notes	52.5%
Money Market Fund	2.2%
99.9%

Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	14.8%
Collateralized Mortgage Obligations	5.6%
Commercial Mortgage-Backed Securities	14.0%
Corporate Bonds	37.2%
Mortgage-Backed Securities	10.4%
Municipal Bonds	6.5%
Preferred Stocks	0.2%
U.S. Treasury Bonds	4.7%
U.S. Treasury Notes	5.4%
Money Market Fund	2.3%
101.1%
Sterling Capital Corporate Fund	Percentage of net assets
Corporate Bonds	98.8%
Money Market Fund	0.5%
99.3%

Sterling Capital Securitized Opportunities Fund	Percentage of net assets
Asset Backed Securities	24.5%
Collateralized Mortgage Obligations	16.8%
Commercial Mortgage-Backed Securities	20.5%
Mortgage-Backed Securities	35.9%
U.S. Treasury Notes	0.9%
Money Market Fund	1.3%
99.9%

Sterling Capital Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	92.5%
Money Market Fund	6.5%
99.0%

Sterling Capital Maryland Intermediate Tax-Free Fund	Percentage of net assets
Maryland Municipal Bonds	97.1%
Money Market Fund	2.1%
99.2%

Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	97.7%
Money Market Fund	2.3%
100.0%

Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	97.0%
Money Market Fund	1.9%
98.9%

Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	1.7%
Virginia Municipal Bonds	95.4%
Money Market Fund	1.9%
99.0%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	96.7%
Money Market Fund	2.2%
98.9%

Sterling Capital Diversified Income Fund	Percentage of net assets
Equity Funds	47.3%
Fixed Income Fund	51.6%
Money Market Fund	1.3%
100.2%

Sterling Capital Strategic Allocation Balanced Fund	Percentage of net assets
Equity Funds	66.5%
Fixed Income Fund	32.9%
Money Market Fund	0.6%
100.0%

Sterling Capital Strategic Allocation Growth Fund	Percentage of net assets
Equity Funds	82.5%
Fixed Income Fund	16.9%
Money Market Fund	0.6%
100.0%

Sterling Capital Funds
Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each, a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period* 4/1/16 - 9/30/16	Annualized Expense Ratio During Period 4/1/16 - 9/30/16
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,040.95	$5.05	0.99%
Class B Shares	1,000.00	1,036.99	8.86	1.74%
Class C Shares	1,000.00	1,037.19	8.86	1.74%
Institutional Shares	1,000.00	1,042.71	3.78	0.74%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,058.26	5.97	1.16%
Class B Shares	1,000.00	1,054.05	9.81	1.91%
Class C Shares	1,000.00	1,054.39	9.81	1.91%
Institutional Shares	1,000.00	1,059.48	4.69	0.91%
Class R Shares	1,000.00	1,056.58	7.30	1.42%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,066.31	5.42	1.05%
Class B Shares	1,000.00	1,061.49	9.28	1.80%
Class C Shares	1,000.00	1,062.93	9.39	1.82%
Institutional Shares	1,000.00	1,067.80	4.24	0.82%
Class R Shares	1,000.00	1,064.66	6.86	1.33%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,001.40	5.75	1.15%
Class B Shares	1,000.00	997.30	9.44	1.89%
Class C Shares	1,000.00	997.84	9.49	1.90%
Institutional Shares	1,000.00	1,003.13	4.51	0.90%
Class R Shares	1,000.00	1,000.47	7.00	1.40%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,075.80	6.23	1.20%
Class B Shares	1,000.00	1,072.20	10.10	1.95%
Class C Shares	1,000.00	1,071.58	10.10	1.95%
Institutional Shares	1,000.00	1,077.03	4.93	0.95%
Class R Shares	1,000.00	1,074.24	7.52	1.45%
Sterling Capital Long/Short Equity Fund
Class A Shares	1,000.00	1,109.54	20.78	3.94%
Class C Shares	1,000.00	1,106.16	24.75	4.70%
Institutional Shares	1,000.00	1,111.40	19.58	3.71%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,049.89	3.48	0.68%
Class C Shares	1,000.00	1,046.79	7.88	1.54%
Institutional Shares	1,000.00	1,049.83	3.54	0.69%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,075.67	6.23	1.20%
Class C Shares	1,000.00	1,071.56	10.15	1.96%
Institutional Shares	1,000.00	1,076.97	4.93	0.95%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,053.32	5.54	1.08%
Class C Shares	1,000.00	1,049.16	9.43	1.84%
Institutional Shares	1,000.00	1,054.58	4.26	0.83%
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	1,000.00	1,119.64	7.05	1.33%
Class C Shares	1,000.00	1,115.24	11.00	2.08%
Institutional Shares	1,000.00	1,120.88	5.73	1.08%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,006.65	3.36	0.67%
Institutional Shares	1,000.00	1,007.92	2.16	0.43%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period* 4/1/16 - 9/30/16	Annualized Expense Ratio During Period 4/1/16 - 9/30/16
Sterling Capital Short Duration Bond Fund
Class A Shares	$1,000.00	$1,013.25	$3.52	0.70%
Class C Shares	1,000.00	1,008.33	7.28	1.45%
Institutional Shares	1,000.00	1,014.51	2.27	0.45%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,009.90	4.22	0.84%
Class B Shares	1,000.00	1,006.11	7.97	1.59%
Class C Shares	1,000.00	1,006.12	7.97	1.59%
Institutional Shares	1,000.00	1,011.17	2.97	0.59%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,034.66	3.81	0.75%
Class B Shares	1,000.00	1,030.78	7.56	1.49%
Class C Shares	1,000.00	1,031.74	7.57	1.49%
Institutional Shares	1,000.00	1,036.92	2.50	0.49%
Class R Shares	1,000.00	1,034.42	5.09	1.00%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,037.75	4.48	0.88%
Class C Shares	1,000.00	1,033.94	8.29	1.63%
Institutional Shares	1,000.00	1,037.96	3.31	0.65%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,023.04	4.45	0.88%
Class C Shares	1,000.00	1,019.20	8.18	1.62%
Institutional Shares	1,000.00	1,023.30	3.14	0.62%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,016.63	4.49	0.89%
Class C Shares	1,000.00	1,012.89	8.20	1.63%
Institutional Shares	1,000.00	1,017.91	3.23	0.64%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,013.23	4.28	0.85%
Class C Shares	1,000.00	1,009.42	8.04	1.60%
Institutional Shares	1,000.00	1,014.45	3.02	0.60%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,012.81	3.98	0.79%
Class C Shares	1,000.00	1,008.11	7.78	1.55%
Institutional Shares	1,000.00	1,014.10	2.77	0.55%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,011.33	4.07	0.81%
Class C Shares	1,000.00	1,008.46	7.83	1.56%
Institutional Shares	1,000.00	1,012.58	2.82	0.56%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,013.00	4.03	0.80%
Class C Shares	1,000.00	1,009.23	7.79	1.55%
Institutional Shares	1,000.00	1,014.29	2.77	0.55%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,015.06	4.13	0.82%
Class C Shares	1,000.00	1,011.23	7.89	1.57%
Institutional Shares	1,000.00	1,016.31	2.87	0.57%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,068.94	3.88	0.75%
Class B Shares	1,000.00	1,064.70	7.95	1.54%
Class C Shares	1,000.00	1,064.63	7.64	1.48%
Institutional Shares	1,000.00	1,069.46	2.59	0.50%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,046.72	2.00	0.39%
Class B Shares	1,000.00	1,043.22	5.82	1.14%
Class C Shares	1,000.00	1,042.71	5.82	1.14%
Institutional Shares	1,000.00	1,048.68	0.72	0.14%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,048.84	2.10	0.41%
Class B Shares	1,000.00	1,046.01	5.98	1.17%
Class C Shares	1,000.00	1,045.17	5.93	1.16%
Institutional Shares	1,000.00	1,051.06	0.82	0.16%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 366 (to reflect the six month period).

Sterling Capital Funds
Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period* 4/1/16 - 9/30/16	Annualized Expense Ratio During Period 4/1/16 - 9/30/16
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,020.05	$5.00	0.99%
Class B Shares	1,000.00	1,016.30	8.77	1.74%
Class C Shares	1,000.00	1,016.30	8.77	1.74%
Institutional Shares	1,000.00	1,021.30	3.74	0.74%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.20	5.86	1.16%
Class B Shares	1,000.00	1,015.45	9.62	1.91%
Class C Shares	1,000.00	1,015.45	9.62	1.91%
Institutional Shares	1,000.00	1,020.45	4.60	0.91%
Class R Shares	1,000.00	1,017.90	7.16	1.42%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,019.75	5.30	1.05%
Class B Shares	1,000.00	1,016.00	9.07	1.80%
Class C Shares	1,000.00	1,015.90	9.17	1.82%
Institutional Shares	1,000.00	1,020.90	4.14	0.82%
Class R Shares	1,000.00	1,018.35	6.71	1.33%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,019.25	5.81	1.15%
Class B Shares	1,000.00	1,015.55	9.52	1.89%
Class C Shares	1,000.00	1,015.50	9.57	1.90%
Institutional Shares	1,000.00	1,020.50	4.55	0.90%
Class R Shares	1,000.00	1,018.00	7.06	1.40%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.00	6.06	1.20%
Class B Shares	1,000.00	1,015.25	9.82	1.95%
Class C Shares	1,000.00	1,015.25	9.82	1.95%
Institutional Shares	1,000.00	1,020.25	4.80	0.95%
Class R Shares	1,000.00	1,017.75	7.31	1.45%
Sterling Capital Long/Short Equity Fund
Class A Shares	1,000.00	1,005.30	19.75	3.94%
Class C Shares	1,000.00	1,001.50	23.52	4.70%
Institutional Shares	1,000.00	1,006.45	18.61	3.71%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,021.60	3.44	0.68%
Class C Shares	1,000.00	1,017.30	7.77	1.54%
Institutional Shares	1,000.00	1,021.55	3.49	0.69%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,019.00	6.06	1.20%
Class C Shares	1,000.00	1,015.20	9.87	1.96%
Institutional Shares	1,000.00	1,020.25	4.80	0.95%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,019.60	5.45	1.08%
Class C Shares	1,000.00	1,015.80	9.27	1.84%
Institutional Shares	1,000.00	1,020.85	4.19	0.83%
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	1,000.00	1,018.35	6.71	1.33%
Class C Shares	1,000.00	1,014.60	10.48	2.08%
Institutional Shares	1,000.00	1,019.60	5.45	1.08%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,021.65	3.39	0.67%
Institutional Shares	1,000.00	1,022.85	2.17	0.43%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period* 4/1/16 - 9/30/16	Annualized Expense Ratio During Period 4/1/16 - 9/30/16
Sterling Capital Short Duration Bond Fund
Class A Shares	$1,000.00	$1,021.50	$3.54	0.70%
Class C Shares	1,000.00	1,017.75	7.31	1.45%
Institutional Shares	1,000.00	1,022.75	2.28	0.45%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.80	4.24	0.84%
Class B Shares	1,000.00	1,017.05	8.02	1.59%
Class C Shares	1,000.00	1,017.05	8.02	1.59%
Institutional Shares	1,000.00	1,022.05	2.98	0.59%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,021.25	3.79	0.75%
Class B Shares	1,000.00	1,017.55	7.52	1.49%
Class C Shares	1,000.00	1,017.55	7.52	1.49%
Institutional Shares	1,000.00	1,022.55	2.48	0.49%
Class R Shares	1,000.00	1,020.00	5.05	1.00%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,020.60	4.45	0.88%
Class C Shares	1,000.00	1,016.85	8.22	1.63%
Institutional Shares	1,000.00	1,021.75	3.29	0.65%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,020.60	4.45	0.88%
Class C Shares	1,000.00	1,016.90	8.17	1.62%
Institutional Shares	1,000.00	1,021.90	3.13	0.62%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.55	4.50	0.89%
Class C Shares	1,000.00	1,016.85	8.22	1.63%
Institutional Shares	1,000.00	1,021.80	3.23	0.64%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.75	4.29	0.85%
Class C Shares	1,000.00	1,017.00	8.07	1.60%
Institutional Shares	1,000.00	1,022.00	3.03	0.60%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.05	3.99	0.79%
Class C Shares	1,000.00	1,017.25	7.82	1.55%
Institutional Shares	1,000.00	1,022.25	2.78	0.55%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.95	4.09	0.81%
Class C Shares	1,000.00	1,017.20	7.87	1.56%
Institutional Shares	1,000.00	1,022.20	2.83	0.56%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.00	4.04	0.80%
Class C Shares	1,000.00	1,017.25	7.82	1.55%
Institutional Shares	1,000.00	1,022.25	2.78	0.55%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.90	4.14	0.82%
Class C Shares	1,000.00	1,017.15	7.92	1.57%
Institutional Shares	1,000.00	1,022.15	2.88	0.57%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,021.25	3.79	0.75%
Class B Shares	1,000.00	1,017.30	7.77	1.54%
Class C Shares	1,000.00	1,017.60	7.47	1.48%
Institutional Shares	1,000.00	1,022.50	2.53	0.50%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,023.05	1.97	0.39%
Class B Shares	1,000.00	1,019.30	5.76	1.14%
Class C Shares	1,000.00	1,019.30	5.76	1.14%
Institutional Shares	1,000.00	1,024.30	0.71	0.14%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,022.95	2.07	0.41%
Class B Shares	1,000.00	1,019.15	5.91	1.17%
Class C Shares	1,000.00	1,019.20	5.86	1.16%
Institutional Shares	1,000.00	1,024.20	0.81	0.16%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 366 (to reflect the six month period).

Sterling Capital Behavioral Large Cap Value Equity Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
COMMON STOCKS — 98.5%

	Automobiles & Components — 2.4%
110,450	Johnson Controls International PLC	$5,139,239
10,829	Lear Corp.	1,312,691

		6,451,930

	Banks — 9.4%
11,250	Cullen/Frost Bankers, Inc.	809,325
163,100	JPMorgan Chase & Co.	10,860,829
30,550	PacWest Bancorp	1,310,901
33,500	Popular, Inc.	1,280,370
134,550	Regions Financial Corp.	1,328,009
111,650	SunTrust Banks, Inc.	4,890,270
116,499	Wells Fargo & Co.	5,158,576

		25,638,280

	Capital Goods — 6.8%
36,800	Cummins, Inc.	4,715,920
78,500	Eaton Corp. PLC	5,158,235
36,250	Honeywell International, Inc.	4,226,387
9,000	Huntington Ingalls Industries, Inc.	1,380,780
4,150	Illinois Tool Works, Inc.	497,336
9,600	L-3 Communications Holdings, Inc.	1,447,008
50,100	Vectrus, Inc.(a)	763,023
7,150	WESCO International, Inc.(a)	439,654

		18,628,343

	Consumer Durables & Apparel — 0.4%
24,300	Michael Kors Holdings, Ltd.(a)	1,136,997

	Consumer Services — 0.6%
64,850	International Game Technology PLC	1,581,043

	Diversified Financials — 7.3%
8,500	BlackRock, Inc.	3,080,910
83,100	Discover Financial Services	4,699,305
34,750	Eaton Vance Corp.	1,356,987
40,800	Federated Investors, Inc., Class B	1,208,904
47,300	Morgan Stanley	1,516,438
99,250	Navient Corp.	1,436,147
98,050	NorthStar Asset Management Group, Inc.	1,267,787
74,300	State Street Corp.	5,173,509

		19,739,987

	Energy — 12.6%
64,500	Apache Corp.	4,119,615
95,100	Baker Hughes, Inc.	4,799,697
178,250	Chesapeake Energy Corp.(a)	1,117,627
374,900	Denbury Resources, Inc.(a)	1,210,927
111,600	Devon Energy Corp.	4,922,676
295,500	EP Energy Corp., Class A(a)	1,294,290
125,800	Nabors Industries, Ltd.	1,529,728
32,450	ONEOK, Inc.	1,667,605
61,900	Patterson-UTI Energy, Inc.	1,384,703
29,400	Pioneer Natural Resources Co.	5,458,110
313,250	Seadrill, Ltd.(a)	742,403
87,225	Valero Energy Corp.	4,622,925
29,750	World Fuel Services Corp.	1,376,235

		34,246,541

	Food & Staples Retailing — 2.6%
98,450	Wal-Mart Stores, Inc.	7,100,214

	Food, Beverage & Tobacco — 3.2%
33,450	Archer-Daniels-Midland Co.	1,410,587

Shares		Fair Value
COMMON STOCKS — (continued)

	Food, Beverage & Tobacco — (continued)
11,800	Ingredion, Inc.	$1,570,108
8,450	JM Smucker Co. (The)	1,145,313
62,950	Tyson Foods, Inc., Class A	4,700,477

		8,826,485

	Health Care Equipment & Services — 4.6%
55,150	Express Scripts Holding Co.(a)	3,889,729
58,950	HCA Holdings, Inc.(a)	4,458,389
29,300	UnitedHealth Group, Inc.	4,102,000

		12,450,118

	Household & Personal Products — 2.1%
30,350	Energizer Holdings, Inc.	1,516,286
24,000	Herbalife, Ltd.(a)	1,487,760
25,950	Nu Skin Enterprises, Inc., Class A	1,681,041
7,200	Spectrum Brands Holdings, Inc.	991,368

		5,676,455

	Insurance — 4.0%
71,600	Aflac, Inc.	5,145,892
57,200	American International Group, Inc.	3,394,248
29,650	First American Financial Corp.	1,164,652
24,850	Principal Financial Group, Inc.	1,280,023

		10,984,815

	Materials — 3.8%
31,200	Berry Plastics Group, Inc.(a)	1,368,120
26,150	Cabot Corp.	1,370,521
84,350	International Paper Co.	4,047,113
22,250	Nucor Corp.	1,100,263
15,150	Reliance Steel & Aluminum Co.	1,091,255
52,450	Steel Dynamics, Inc.	1,310,725

		10,287,997

	Media — 1.9%
21,300	CBS Corp., Class B	1,165,962
46,250	Omnicom Group, Inc.	3,931,250

		5,097,212

	Pharmaceuticals, Biotechnology & Life Sciences — 8.4%
14,600	Amgen, Inc.	2,435,426
95,850	Johnson & Johnson	11,322,761
270,850	Pfizer, Inc.	9,173,689

		22,931,876

	Real Estate — 4.2%
14,650	Digital Realty Trust, Inc., REIT	1,422,808
36,800	Gaming and Leisure Properties, Inc., REIT	1,230,960
42,150	Hospitality Properties Trust, REIT	1,252,698
31,400	RMR Group, Inc. (The), Class A	1,191,316
54,750	Senior Housing Properties Trust, REIT	1,243,373
64,850	Ventas, Inc., REIT	4,580,355
47,150	VEREIT, Inc., REIT	488,945

		11,410,455

	Retailing — 0.3%
12,250	Lowe’s Cos., Inc.	884,573

	Semiconductors & Semiconductor Equipment — 4.2%
150,450	Applied Materials, Inc.	4,536,067
25,200	Broadcom, Ltd.	4,347,504

Continued

Sterling Capital Behavioral Large Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Shares		Fair Value
COMMON STOCKS — (continued)

	Semiconductors & Semiconductor Equipment — (continued)
39,250	QUALCOMM, Inc.	$2,688,625

		11,572,196

	Software & Services — 3.7%
17,550	Citrix Systems, Inc.(a)	1,495,611
128,200	eBay, Inc.(a)	4,217,780
60,050	VMware, Inc., Class A(a)	4,404,667

		10,118,058

	Technology Hardware & Equipment — 3.5%
12,500	Arrow Electronics, Inc.(a)	799,625
271,350	Cisco Systems, Inc.	8,607,222

		9,406,847

	Telecommunication Services — 5.0%
196,500	AT&T, Inc.	7,979,865
105,950	Verizon Communications, Inc.	5,507,281

		13,487,146

	Transportation — 1.0%
15,050	Copa Holdings SA, Class A	1,323,347
1,850	Southwest Airlines Co.	71,947
12,900	United Parcel Service, Inc., Class B	1,410,744

		2,806,038

	Utilities — 6.5%
65,950	American Electric Power Co., Inc.	4,234,649
60,250	Consolidated Edison, Inc.	4,536,825

Shares		Fair Value
COMMON STOCKS — (continued)

	Utilities — (continued)
66,500	Exelon Corp.	$2,213,785
19,400	PG&E Corp.	1,186,698
108,050	Southern Co. (The)	5,542,965

		17,714,922

	Total Common Stocks (Cost $244,331,078)	268,178,528

MONEY MARKET FUND — 1.6%
4,355,626	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(b)	4,355,626

	Total Money Market Fund (Cost $4,355,626)	4,355,626

Total Investments — 100.1% (Cost $248,686,704)		272,534,154
Net Other Assets (Liabilities) — (0.1)%		(275,435)

NET ASSETS — 100.0%		$272,258,719

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
COMMON STOCKS — 97.1%

	Automobiles & Components — 3.3%
1,112,975	Gentex Corp.	$19,543,841

	Capital Goods — 7.0%
55,740	Air Lease Corp.	1,593,049
420,825	Allison Transmission Holdings, Inc.	12,069,261
224,325	EnPro Industries, Inc.	12,746,147
285,600	Jacobs Engineering Group, Inc.(a)	14,771,232

		41,179,689

	Commercial & Professional Services — 3.2%
76,500	CEB, Inc.	4,166,955
1,006,720	Civeo Corp.(a)	1,147,661
378,675	Tetra Tech, Inc.	13,431,602

		18,746,218

	Diversified Financials — 16.7%
122,700	Affiliated Managers Group, Inc.(a)	17,754,690
1,399,725	Annaly Capital Management, Inc., REIT	14,697,113
891,900	E*TRADE Financial Corp.(a)	25,972,128
1,456,550	Leucadia National Corp.	27,732,712
180,675	T. Rowe Price Group, Inc.	12,014,887

		98,171,530

	Energy — 0.6%
571,525	Noble Corp. PLC	3,623,469

	Health Care Equipment & Services — 8.7%
118,640	HCA Holdings, Inc.(a)	8,972,743
143,725	Laboratory Corp. of America Holdings(a)	19,759,313
171,775	Zimmer Biomet Holdings, Inc.	22,334,185

		51,066,241

	Insurance — 13.4%
317,000	Assured Guaranty, Ltd.	8,796,750
79,450	Enstar Group, Ltd.(a)	13,067,141
315,425	Lincoln National Corp.	14,818,667
18,350	Markel Corp.(a)	17,042,929
187,375	Willis Towers Watson PLC	24,877,779

		78,603,266

	Materials — 3.6%
627,675	Axalta Coating Systems, Ltd.(a)	17,744,372
263,600	Rayonier Advanced Materials, Inc.	3,524,332

		21,268,704

	Media — 9.9%
337,850	CBS Corp., Class B	18,493,909
1,337,425	News Corp., Class B	19,018,183
185,125	Omnicom Group, Inc.	15,735,625
126,400	Viacom, Inc., Class B	4,815,840

		58,063,557

Shares		Fair Value
COMMON STOCKS — (continued)

	Real Estate — 5.3%
603,475	CBRE Group, Inc., Class A(a)	$16,885,231
293,825	Ryman Hospitality Properties, Inc., REIT	14,150,612

		31,035,843

	Retailing — 3.1%
1,245,200	Ascena Retail Group, Inc.(a)	6,960,668
653,925	Chico’s FAS, Inc.	7,781,707
80,875	Kohl’s Corp.	3,538,281

		18,280,656

	Software & Services — 13.1%
995,250	DHI Group, Inc.(a)	7,852,523
80,550	DST Systems, Inc.	9,498,456
713,650	eBay, Inc.(a)	23,479,085
206,775	Fidelity National Information Services, Inc.	15,927,878
56,285	MicroStrategy, Inc., Class A(a)	9,424,360
525,625	Western Union Co. (The)	10,943,513

		77,125,815

	Technology Hardware & Equipment — 7.9%
499,475	II-VI, Inc.(a)	12,152,227
715,725	Knowles Corp.(a)	10,055,936
748,825	NCR Corp.(a)	24,104,677

		46,312,840

	Transportation — 1.3%
191,635	Hertz Global Holdings, Inc.(a)	7,696,062

	Total Common Stocks (Cost $496,172,402)	570,717,731

MONEY MARKET FUND — 2.4%
14,217,452	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(b)	14,217,452

	Total Money Market Fund (Cost $14,217,452)	14,217,452

Total Investments — 99.5% (Cost $510,389,854)		584,935,183
Net Other Assets (Liabilities) — 0.5%		2,939,866

NET ASSETS — 100.0%		$587,875,049

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
COMMON STOCKS — 97.9%

	Automobiles & Components — 4.0%
33,551	American Axle & Manufacturing Holdings, Inc.(a)	$577,748
27,702	Cooper Tire & Rubber Co.	1,053,230
9,584	Cooper-Standard Holding, Inc.(a)	946,899
65,420	Dana, Inc.	1,019,898
6,678	Lear Corp.	809,507
32,926	Stoneridge, Inc.(a)	605,838
19,515	Superior Industries International, Inc.	569,057
10,395	Tenneco, Inc.(a)	605,717
5,748	Thor Industries, Inc.	486,856

		6,674,750

	Banks — 20.0%
19,467	1st Source Corp.	694,875
49,420	Banc of California, Inc.	862,873
9,939	BancFirst Corp.	720,677
14,240	Camden National Corp.	679,818
32,714	Cathay General Bancorp	1,006,937
29,267	Central Pacific Financial Corp.	737,236
17,910	Community Trust Bancorp, Inc.	664,640
31,552	Customers Bancorp, Inc.(a)	793,848
28,172	Enterprise Financial Services Corp.	880,375
20,992	FCB Financial Holdings, Inc., Class A(a)	806,723
18,519	Federal Agricultural Mortgage Corp., Class C	731,501
38,469	Fidelity Southern Corp.	707,445
21,016	Financial Institutions, Inc.	569,744
142,370	First BanCorp(a)	740,324
75,914	First Commonwealth Financial Corp.	765,972
14,380	First Defiance Financial Corp.	641,923
35,405	Flagstar Bancorp, Inc.(a)	982,489
30,766	Flushing Financial Corp.	729,770
71,755	Fulton Financial Corp.	1,041,883
26,612	Great Western Bancorp, Inc.	886,712
29,902	Hanmi Financial Corp.	787,619
17,369	Heartland Financial USA, Inc.	626,500
40,220	Hilltop Holdings, Inc.(a)	903,341
32,364	HomeStreet, Inc.(a)	811,042
49,283	Hope Bancorp, Inc.	856,046
22,040	Horizon Bancorp	647,535
17,121	IBERIABANK Corp.	1,149,162
48,282	Meta Financial Group, Inc.	2,926,372
34,380	PennyMac Financial Services, Inc., Class A(a)	584,804
49,790	PHH Corp.(a)	719,465
19,213	Popular, Inc.	734,321
85,338	Radian Group, Inc.	1,156,330
4,400	Southside Bancshares, Inc.	141,592
40,083	TCF Financial Corp.	581,604
102,559	TrustCo Bank Corp.	727,143
35,232	Trustmark Corp.	970,994
38,433	United Community Banks, Inc.	807,862
31,372	Univest Corp. of Pennsylvania	732,850
40,706	Washington Federal, Inc.	1,086,036
2,472	Western Alliance Bancorp(a)	92,799
20,749	Zions Bancorporation	643,634

		33,332,816

	Capital Goods — 9.9%
32,775	Aegion Corp.(a)	625,019
10,020	Argan, Inc.	593,084
21,179	Chart Industries, Inc.(a)	695,307
34,239	DigitalGlobe, Inc.(a)	941,573

Shares		Fair Value
COMMON STOCKS — (continued)

	Capital Goods — (continued)
11,667	Douglas Dynamics, Inc.	$372,644
14,989	EnerSys	1,037,089
30,037	Global Brass & Copper Holdings, Inc.	867,769
22,695	Greenbrier Cos., Inc. (The)	801,133
4,692	Huntington Ingalls Industries, Inc.	719,847
19,122	Insteel Industries, Inc.	692,981
10,609	Jacobs Engineering Group, Inc.(a)	548,698
38,879	MasTec, Inc.(a)	1,156,261
22,840	MYR Group, Inc.(a)	687,484
13,015	Owens Corning	694,871
29,661	Quanta Services, Inc.(a)	830,211
24,400	Sparton Corp.(a)	640,744
11,187	Spirit AeroSystems Holdings, Inc., Class A(a)	498,269
71,550	Titan International, Inc.	724,086
7,337	United Rentals, Inc.(a)	575,881
10,211	Universal Forest Products, Inc.	1,005,681
8,370	Veritiv Corp.(a)	419,923
56,687	Wabash National Corp.(a)	807,223
9,788	Woodward, Inc.	611,554

		16,547,332

	Commercial & Professional Services — 3.2%
70,559	ACCO Brands Corp.(a)	680,189
66,845	Casella Waste Systems, Inc., Class A(a)	688,503
12,503	Insperity, Inc.	908,218
20,620	Kelly Services, Inc., Class A	396,316
22,280	McGrath RentCorp	706,499
29,770	Mistras Group, Inc.(a)	698,702
25,054	Quad/Graphics, Inc.	669,443
25,447	West Corp.	561,870

		5,309,740

	Consumer Durables & Apparel — 1.4%
80,737	JAKKS Pacific, Inc.(a)	697,568
48,862	KB Home	787,655
30,002	Smith & Wesson Holding Corp.(a)	797,753

		2,282,976

	Consumer Services — 1.7%
767	Boyd Gaming Corp.(a)	15,171
30,911	DeVry Education Group, Inc.	712,808
42,907	Intrawest Resorts Holdings, Inc.(a)	695,952
48,130	K12, Inc.(a)	690,665
56,403	Scientific Games Corp., Class A(a)	635,662

		2,750,258

	Diversified Financials — 9.3%
143,871	Anworth Mortgage Asset Corp., REIT	707,845
59,428	Ares Commercial Real Estate Corp., REIT	748,793
70,424	Capstead Mortgage Corp., REIT	664,098
37,829	Chimera Investment Corp., REIT	603,373
89,632	CYS Investments, Inc., REIT	781,591
89,988	Dynex Capital, Inc., REIT	667,711
41,204	Great Ajax Corp., REIT	562,435
64,357	Invesco Mortgage Capital, Inc., REIT	980,157
49,291	KCG Holdings, Inc., Class A(a)	765,489
78,440	MFA Financial, Inc., REIT	586,731
40,564	Navient Corp.	586,961
18,074	Nelnet, Inc., Class A	729,647
79,722	New Residential Investment Corp., REIT	1,100,961
106,444	New York Mortgage Trust, Inc., REIT	640,793

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Shares		Fair Value
COMMON STOCKS — (continued)

	Diversified Financials — (continued)
62,980	Orchid Island Capital, Inc., REIT	$656,252
13,127	Piper Jaffray Cos.(a)	634,034
64,801	Redwood Trust, Inc., REIT	917,582
28,340	Regional Management Corp.(a)	613,561
51,632	Santander Consumer USA Holdings, Inc.(a)	627,845
77,450	SLM Corp.(a)	578,551
77,015	Two Harbors Investment Corp., REIT	656,938
13,480	World Acceptance Corp.(a)	661,059

		15,472,407

	Energy — 4.6%
64,560	Archrock, Inc.	844,445
64,667	Atwood Oceanics, Inc.	561,956
63,067	Bill Barrett Corp.(a)	350,652
274,210	Denbury Resources, Inc.(a)	885,698
178,666	EP Energy Corp., Class A(a)	782,557
30,459	Forum Energy Technologies, Inc.(a)	604,916
58,590	Nabors Industries, Ltd.	712,454
28,374	Patterson-UTI Energy, Inc.	634,726
40,100	Superior Energy Services, Inc.	717,790
49,057	Unit Corp.(a)	912,460
12,600	World Fuel Services Corp.	582,876

		7,590,530

	Food & Staples Retailing — 0.4%
24,824	SpartanNash Co.	717,910

	Food, Beverage & Tobacco — 2.2%
75,123	Darling Ingredients, Inc.(a)	1,014,912
38,045	Dean Foods Co.	623,938
5,370	Fresh Del Monte Produce, Inc.	321,663
1,154	Ingredion, Inc.	153,551
27,020	Omega Protein Corp.(a)	631,457
9,918	Sanderson Farms, Inc.	955,401

		3,700,922

	Health Care Equipment & Services — 3.5%
14,206	Amsurg Corp.(a)	952,512
13,812	HealthSouth Corp.	560,353
10,550	LifePoint Health, Inc.(a)	624,877
10,057	Molina Healthcare, Inc.(a)	586,524
66,830	OraSure Technologies, Inc.(a)	532,635
46,206	Select Medical Holdings Corp.(a)	623,781
13,232	Surgical Care Affiliates, Inc.(a)	645,192
27,360	Triple-S Management Corp., Class B(a)	600,005
6,034	WellCare Health Plans, Inc.(a)	706,521

		5,832,400

	Household & Personal Products — 0.8%
56,188	Central Garden & Pet Co., Class A(a)	1,393,462

	Insurance — 11.4%
13,964	Allied World Assurance Co. Holdings AG	564,425
40,894	Ambac Financial Group, Inc.(a)	752,041
51,759	American Equity Investment Life Holding Co.	917,687
8,219	American Financial Group, Inc.	616,425
15,565	AMERISAFE, Inc.	914,911
18,141	Argo Group International Holdings, Ltd.	1,023,515
11,928	Aspen Insurance Holdings, Ltd.	555,726
20,086	Assured Guaranty, Ltd.	557,387
63,399	CNO Financial Group, Inc.	968,103
30,496	Employers Holdings, Inc.	909,696
14,444	Endurance Specialty Holdings, Ltd.	945,360

Shares		Fair Value
COMMON STOCKS — (continued)

	Insurance — (continued)
11,165	FBL Financial Group, Inc., Class A	$714,225
209,930	Genworth Financial, Inc., Class A(a)	1,041,253
7,411	Hanover Insurance Group, Inc. (The)	558,938
27,123	HCI Group, Inc.	823,454
52,216	Maiden Holdings, Ltd.	662,621
31,379	Old Republic International Corp.	552,898
20,820	Primerica, Inc.	1,104,085
6,251	Reinsurance Group of America, Inc.	674,733
4,969	RenaissanceRe Holdings, Ltd.	597,075
31,206	Selective Insurance Group, Inc.	1,243,871
23,763	United Fire Group, Inc.	1,005,650
24,890	Universal Insurance Holdings, Inc.	627,228
13,992	Validus Holdings, Ltd.	697,081

		19,028,388

	Materials — 3.2%
159,126	AK Steel Holding Corp.(a)	768,579
12,963	Cabot Corp.	679,391
30,804	Commercial Metals Co.	498,717
23,270	Steel Dynamics, Inc.	581,517
97,900	SunCoke Energy, Inc.	785,158
13,705	Trinseo SA	775,155
26,696	Worthington Industries, Inc.	1,282,209

		5,370,726

	Pharmaceuticals, Biotechnology & Life Sciences — 1.0%
15,092	Five Prime Therapeutics, Inc.(a)	792,179
13,870	Lexicon Pharmaceuticals, Inc.(a)	250,631
203,270	PDL BioPharma, Inc.	680,955

		1,723,765

	Real Estate — 1.2%
49,616	Forest City Realty Trust, Inc., Class A, REIT	1,147,618
32,581	Getty Realty Corp., REIT	779,663

		1,927,281

	Retailing — 2.5%
38,007	American Eagle Outfitters, Inc.	678,805
42,600	Big 5 Sporting Goods Corp.	580,212
11,736	Big Lots, Inc.	560,394
12,273	Children’s Place, Inc. (The)	980,244
10,176	Finish Line, Inc. (The), Class A	234,862
23,500	Shoe Carnival, Inc.	626,510
15,760	Urban Outfitters, Inc.(a)	544,035

		4,205,062

	Semiconductors & Semiconductor Equipment — 1.1%
105,318	Amkor Technology, Inc.(a)	1,023,691
60,465	Photronics, Inc.(a)	623,394
11,772	Teradyne, Inc.	254,040

		1,901,125

	Software & Services — 1.6%
16,404	CSG Systems International, Inc.	677,977
73,989	EarthLink Holdings Corp.	458,732
20,743	ManTech International Corp., Class A	781,804
25,979	NeuStar, Inc., Class A(a)	690,782

		2,609,295

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Shares		Fair Value
COMMON STOCKS — (continued)

	Technology Hardware & Equipment — 6.3%
13,865	Arrow Electronics, Inc.(a)	$886,944
32,630	Benchmark Electronics, Inc.(a)	814,119
25,595	Insight Enterprises, Inc.(a)	833,117
7,350	InterDigital, Inc.	582,120
14,826	NCR Corp.(a)	477,249
22,006	NETGEAR, Inc.(a)	1,331,143
17,632	Plexus Corp.(a)	824,825
39,232	Sanmina Corp.(a)	1,116,935
72,837	Sonus Networks, Inc.(a)	566,672
11,136	SYNNEX Corp.	1,270,729
68,391	TTM Technologies, Inc.(a)	783,077
66,404	Vishay Intertechnology, Inc.	935,632

		10,422,562

	Telecommunication Services — 0.4%
86,650	Iridium Communications, Inc.(a)	702,731

	Transportation — 1.8%
17,121	Atlas Air Worldwide Holdings, Inc.(a)	733,121
23,127	Hawaiian Holdings, Inc.(a)	1,123,972
45,989	SkyWest, Inc.	1,214,569

		3,071,662

	Utilities — 6.4%
24,127	Avista Corp.	1,008,267
42,256	Calpine Corp.(a)	534,116
20,960	Great Plains Energy, Inc.	571,998
4,586	Hawaiian Electric Industries, Inc.	136,892
18,019	IDACORP, Inc.	1,410,527
23,320	MDU Resources Group, Inc.	593,261
9,190	National Fuel Gas Co.	496,903
41,544	NRG Energy, Inc.	465,708
20,530	ONE Gas, Inc.	1,269,575
16,022	Otter Tail Corp.	554,201
12,132	Pinnacle West Capital Corp.	921,911
29,960	Portland General Electric Co.	1,275,996
17,338	SJW Corp.	757,324
19,830	Spark Energy, Inc., Class A	577,648

		10,574,327

	Total Common Stocks (Cost $140,858,086)	163,142,427

EXCHANGE TRADED FUND — 1.3%
20,430	iShares Russell 2000 Value ETF	2,140,042

	Total Exchange Traded Fund (Cost $2,007,315)	2,140,042

Shares		Fair Value
MONEY MARKET FUND — 0.8%

1,347,250	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(b)	$1,347,250

	Total Money Market Fund (Cost $1,347,250)	1,347,250

Total Investments — 100.0% (Cost $144,212,651)		166,629,719
Net Other Assets (Liabilities) — 0.0%		(25,419)

NET ASSETS — 100.0%		$166,604,300

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Special Opportunities Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
COMMON STOCKS — 97.6%

	Automobiles & Components — 5.9%
506,500	Delphi Automotive PLC	$36,123,580
2,514,000	Ford Motor Co.	30,343,980

		66,467,560

	Commercial & Professional Services — 7.8%
820,000	Nielsen Holdings PLC	43,927,400
531,500	Verisk Analytics, Inc.(a)	43,200,320

		87,127,720

	Consumer Durables & Apparel — 4.3%
598,000	Lennar Corp., Class A	25,319,320
439,002	Newell Brands, Inc.	23,117,845

		48,437,165

	Consumer Services — 3.6%
1,084,000	Norwegian Cruise Line Holdings, Ltd.(a)	40,866,800

	Diversified Financials — 3.6%
556,000	Capital One Financial Corp.	39,937,480

	Food, Beverage & Tobacco — 1.3%
320,956	Mondelez International, Inc., Class A	14,089,969

	Health Care Equipment & Services — 17.0%
629,000	HCA Holdings, Inc.(a)	47,571,270
1,285,000	IMS Health Holdings, Inc.(a)	40,271,900
572,000	MEDNAX, Inc.(a)	37,895,000
297,000	UnitedHealth Group, Inc.	41,580,000
182,500	Zimmer Biomet Holdings, Inc.	23,728,650

		191,046,820

	Media — 13.7%
757,000	CBS Corp., Class B	41,438,180
738,000	Comcast Corp., Class A	48,958,920
1,301,415	Discovery Communications, Inc., Class C(a)	34,240,229
1,074,000	Live Nation Entertainment, Inc.(a)	29,513,520

		154,150,849

	Pharmaceuticals, Biotechnology & Life Sciences — 8.3%
510,000	Bristol-Myers Squibb Co.	27,499,200
567,000	Gilead Sciences, Inc.	44,861,040
988,250	Myriad Genetics, Inc.(a)	20,338,185

		92,698,425

Shares		Fair Value
COMMON STOCKS — (continued)

	Real Estate — 4.9%
627,000	CBRE Group, Inc., Class A(a)	$17,543,460
764,920	Ryman Hospitality Properties, Inc., REIT	36,838,547

		54,382,007

	Software & Services — 21.5%
1,090,000	Activision Blizzard, Inc.(b)	48,287,000
710,000	Akamai Technologies, Inc.(a)	37,622,900
134,600	Alliance Data Systems Corp.(a)	28,875,738
63,800	Alphabet, Inc., Class C(a)	49,591,102
532,000	Check Point Software Technologies, Ltd.(a)	41,288,520
325,000	Intuit, Inc.	35,753,250

		241,418,510

	Technology Hardware & Equipment — 4.1%
1,446,000	Cisco Systems, Inc.	45,867,120

	Transportation — 1.6%
222,000	J.B. Hunt Transport Services, Inc.	18,013,080

	Total Common Stocks (Cost $834,486,665)	1,094,503,505

MONEY MARKET FUND — 2.2%
25,213,544	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(c)	25,213,544

	Total Money Market Fund (Cost $25,213,544)	25,213,544

Total Investments — 99.8% (Cost $859,700,209)		1,119,717,049
Net Other Assets (Liabilities) — 0.2%		1,947,782

NET ASSETS — 100.0%		$1,121,664,831

(a)	Represents non-income producing security.
(b)	All or a portion of security was held as collateral for written call options.
(c)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Equity Income Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
COMMON STOCKS — 94.9%

	Automobiles & Components — 2.7%
1,419,000	General Motors Co.	$45,081,630

	Banks — 3.5%
1,324,000	Wells Fargo & Co.	58,626,720

	Capital Goods — 2.1%
309,600	Honeywell International, Inc.	36,096,264

	Commercial & Professional Services — 2.1%
939,000	Robert Half International, Inc.	35,550,540

	Consumer Durables & Apparel — 1.9%
1,587,000	PulteGroup, Inc.	31,803,480

	Consumer Services — 5.4%
1,269,700	Dunkin’ Brands Group, Inc.	66,125,976
220,000	McDonald’s Corp.	25,379,200

		91,505,176

	Diversified Financials — 6.3%
1,141,000	Discover Financial Services	64,523,550
1,308,000	Invesco, Ltd.	40,901,160

		105,424,710

	Energy — 4.9%
1,938,000	Spectra Energy Corp.(a)	82,849,500

	Food, Beverage & Tobacco — 3.9%
45,000	Mead Johnson Nutrition Co.(a)	3,555,450
574,000	PepsiCo, Inc.	62,433,980

		65,989,430

	Health Care Equipment & Services — 7.3%
1,517,000	Abbott Laboratories	64,153,930
473,000	Anthem, Inc.	59,271,630

		123,425,560

	Household & Personal Products — 4.2%
1,492,000	Unilever PLC, ADR	70,720,800

	Materials — 3.3%
661,000	Scotts Miracle-Gro Co. (The), Class A(a)	55,041,470

	Media — 5.8%
717,600	Omnicom Group, Inc.	60,996,000
466,000	Time Warner, Inc.	37,098,260

		98,094,260

	Pharmaceuticals, Biotechnology & Life Sciences — 15.0%
888,000	AbbVie, Inc.	56,006,160
456,000	Johnson & Johnson	53,867,280

Shares		Fair Value
COMMON STOCKS — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — (continued)
840,000	Merck & Co., Inc.	$52,424,400
645,000	Novartis AG, ADR	50,929,200
1,147,000	Pfizer, Inc.	38,848,890

		252,075,930

	Real Estate — 2.0%
2,200,000	Host Hotels & Resorts, Inc., REIT	34,254,000

	Semiconductors & Semiconductor Equipment — 8.3%
1,535,900	Maxim Integrated Products, Inc.	61,328,487
1,143,000	QUALCOMM, Inc.	78,295,500

		139,623,987

	Software & Services — 8.0%
614,000	Accenture PLC, Class A	75,012,380
1,035,000	Microsoft Corp.	59,616,000

		134,628,380

	Telecommunication Services — 4.5%
1,470,000	Verizon Communications, Inc.	76,410,600

	Transportation — 3.7%
564,900	United Parcel Service, Inc., Class B	61,777,464

	Total Common Stocks (Cost $1,203,297,862)	1,598,979,901

MONEY MARKET FUND — 5.3%
89,829,143	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(b)	89,829,143

	Total Money Market Fund (Cost $89,829,143)	89,829,143

Total Investments — 100.2% (Cost $1,293,127,005)		1,688,809,044
Net Other Assets (Liabilities) — (0.2)%		(3,297,820)

NET ASSETS — 100.0%		$1,685,511,224

(a)	All or a portion of security was held as collateral for written call options.
(b)	Represents the current yield as of report date.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
COMMON STOCKS — 81.0%

	Banks — 1.6%
700	Capstar Financial Holdings, Inc.(a)	$11,865
7,488	Citigroup, Inc.(b)	353,658
42,400	NMI Holdings, Inc., Class A(a)	323,088

		688,611

	Consumer Durables & Apparel — 3.3%
23,031	Kate Spade & Co.(a)	394,521
1,945	Lululemon Athletica, Inc.(a)	118,606
4,788	Michael Kors Holdings, Ltd.(a)	224,031
3,494	PVH Corp.(b)	386,087
7,407	Under Armour, Inc.(a)	250,801

		1,374,046

	Consumer Services — 4.4%
47,727	Belmond, Ltd., Class A(a)(b)	606,610
21,122	BFC Financial Corp., Class A	81,320
11,808	Boyd Gaming Corp.(a)	233,562
16,662	MGM Resorts International(a)(b)	433,712
5,897	Norwegian Cruise Line Holdings, Ltd.(a)	222,317
18,799	Penn National Gaming, Inc.(a)	255,103

		1,832,624

	Diversified Financials — 11.6%
15,000	Ally Financial, Inc.(b)	292,050
4,200	Ameriprise Financial, Inc.	419,034
16,524	Ares Management LP	287,683
9,700	Blackstone Group LP (The)	247,641
23,500	Carlyle Group LP (The)(b)	365,895
22,000	Colony Capital, Inc., REIT(b)	401,060
73,900	Cowen Group, Inc., Class A(a)	268,257
7,000	Invesco, Ltd.	218,890
30,700	KKR & Co. LP(b)	437,782
7,500	Morgan Stanley	240,450
20,200	OM Asset Management PLC	280,982
10,300	OneMain Holdings, Inc.(a)	318,785
13,191	Oppenheimer Holdings, Inc., Class A(b)	188,499
3,300	Raymond James Financial, Inc.	192,093
33,600	SLM Corp.(a)	250,992
16,900	Voya Financial, Inc.(b)	487,058

		4,897,151

	Energy — 14.6%
4,000	ARC Resources, Ltd.	72,840
12,471	Black Stone Minerals LP(b)	222,109
2,700	Cimarex Energy Co.(b)	362,799
1,000	ConocoPhillips(b)	43,470
10,111	Cross Timbers Royalty Trust	185,132
6,000	Devon Energy Corp.(b)	264,660
38,812	Dorchester Minerals LP(b)	598,093
30,301	Enduro Royalty Trust	107,266
6,050	EOG Resources, Inc.(b)	585,096
68,700	Freehold Royalties, Ltd.	667,764
11,300	Freehold Royalties, Ltd.	108,956
1,500	Hess Corp.	80,430
1,000	Magellan Midstream Partners LP	70,740
7,600	Marathon Oil Corp.(b)	120,156
5,900	Mesa Royalty Trust	49,206
5,800	MPLX LP	196,388
5,800	Newfield Exploration Co.(a)	252,068
5,800	Occidental Petroleum Corp.(b)	422,936
3,000	Pacific Coast Oil Trust	5,400

Shares		Fair Value
COMMON STOCKS — (continued)

	Energy — (continued)
38,200	Permian Basin Royalty Trust	$266,254
800	Pioneer Natural Resources Co.	148,520
2,000	Royal Dutch Shell PLC, Class B, ADR	105,660
16,743	Sabine Royalty Trust(b)	615,473
2,335	Shell Midstream Partners LP	74,907
11,700	Western Gas Equity Partners LP	497,133

		6,123,456

	Food, Beverage & Tobacco — 3.9%
6,760	Molson Coors Brewing Co., Class B(b)(c)	742,248
2,561	Post Holdings, Inc.(a)	197,632
7,923	TreeHouse Foods, Inc.(a)(b)	690,806

		1,630,686

	Health Care Equipment & Services — 6.4%
1,430	AAC Holdings, Inc.(a)(b)	24,868
7,000	Abbott Laboratories(b)	296,030
4,541	Amedisys, Inc.(a)(b)	215,425
3,199	Amsurg Corp.(a)	214,493
2,110	HCA Holdings, Inc.(a)	159,579
2,412	Hologic, Inc.(a)	93,658
6,024	Innocoll Holdings PLC(a)	35,421
6,930	K2M Group Holdings, Inc.(a)(b)	123,215
4,077	LHC Group, Inc.(a)(b)	150,360
1,054	McKesson Corp.	175,755
3,777	NuVasive, Inc.(a)(b)	251,775
4,000	Penumbra, Inc.(a)(b)	303,960
5,641	PharMerica Corp.(a)(b)	158,343
17,616	Streamline Health Solutions, Inc.(a)	32,413
5,003	Surgery Partners, Inc.(a)	101,261
4,912	Surgical Care Affiliates, Inc.(a)(b)	239,509
5,124	Tenet Healthcare Corp.(a)	116,110

		2,692,175

	Household & Personal Products — 0.0%
99	Procter & Gamble Co. (The)	8,885

	Insurance — 1.9%
44,194	Ambac Financial Group, Inc.(a)(b)	812,728

	Media — 1.6%
43,503	Global Eagle Entertainment, Inc.(a)(b)	361,510
14,297	World Wrestling Entertainment, Inc., Class A(b)	304,526

		666,036

	Pharmaceuticals, Biotechnology & Life Sciences — 8.4%
2,700	AC Immune SA, Class A(a)	44,469
732	Agile Therapeutics, Inc.(a)	5,109
5,685	Alder Biopharmaceuticals, Inc.(a)(b)	186,297
45,000	Amarin Corp. PLC, ADR(a)(b)	143,550
2,258	Array BioPharma, Inc.(a)	15,241
603	Avexis, Inc.(a)	24,850
1,907	Bio-Rad Laboratories, Inc., Class A(a)(b)	312,386
2,000	Bio-Techne Corp.(b)	219,000
1,092	CareDx, Inc.(a)	3,877
9,766	Cempra, Inc.(a)(b)	236,337
3,018	Clovis Oncology, Inc.(a)	108,799
4,500	Coherus Biosciences, Inc.(a)(b)	120,510
12,000	Collegium Pharmaceutical, Inc.(a)(b)	231,120
3,890	Depomed, Inc.(a)(b)	97,211
30,658	Endocyte, Inc.(a)(b)	94,733

Continued

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Shares		Fair Value
COMMON STOCKS — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — (continued)
3,015	Horizon Pharma PLC(a)	$54,662
1,962	ICON Plc(a)(b)	151,800
755	Jazz Pharmaceuticals PLC(a)(b)	91,717
4,154	Merck & Co., Inc.(b)	259,251
22,843	Minerva Neurosciences, Inc.(a)(b)	322,429
1,655	Neurocrine Biosciences, Inc.(a)(b)	83,809
2,799	Ophthotech Corp.(a)(b)	129,118
6,116	Otonomy, Inc.(a)(b)	111,250
1,000	Pacira Pharmaceuticals, Inc.(a)(b)	34,220
5,505	Patheon NV(a)(b)	163,113
9,702	ProQR Therapeutics NV(a)(b)	64,712
1,568	TESARO, Inc.(a)	157,176
7,602	Xenon Pharmaceuticals, Inc.(a)	61,576

		3,528,322

	Real Estate — 1.3%
16,414	Gaming and Leisure Properties, Inc., REIT(b)	549,048

	Retailing — 1.5%
6,835	Aaron’s, Inc.	173,746
220	Amazon.com, Inc.(a)(b)	184,208
2,187	Monro Muffler Brake, Inc.	133,779
4,426	Restoration Hardware Holdings, Inc.(a)	153,051

		644,784

	Software & Services — 13.9%
10,957	Activision Blizzard, Inc.	485,395
100,000	Bazaarvoice, Inc.(a)	591,000
3,975	Electronic Arts, Inc.(a)(b)	339,465
2,381	Facebook, Inc., Class A(a)(b)	305,411
103,957	Guidance Software, Inc.(a)	619,584
14,217	Intralinks Holdings, Inc.(a)	143,023
72,669	LivePerson, Inc.(a)	611,146
5,000	Microsoft Corp.(b)	288,000
130,274	Numerex Corp., Class A(a)(b)	1,013,532
92,700	Rosetta Stone, Inc.(a)	786,096
15,122	Upland Software, Inc.(a)	133,225
75,037	YuMe, Inc.(a)	297,897
76,744	Zynga, Inc., Class A(a)(b)	223,325

		5,837,099

	Technology Hardware & Equipment — 3.8%
47,729	Extreme Networks, Inc.(a)(b)	214,303
284,784	ID Systems, Inc.(a)(b)	1,395,442

		1,609,745

	Telecommunication Services — 2.8%
49,019	Boingo Wireless, Inc.(a)(b)	503,915
105,000	Vonage Holdings Corp.(a)(b)	694,050

		1,197,965

	Total Common Stocks (Cost $32,062,635)	34,093,361

Shares		Fair Value
PREFERRED STOCKS — 0.9%

	Banks — 0.9%
119,922	Fannie Mae, Series R, 7.625%(b)	$353,770

	Total Preferred Stocks (Cost $652,634)	353,770

Contracts
CALL OPTIONS PURCHASED — 0.4%

	Consumer Services — 0.0%
69	Belmond Ltd., Expires 12/16/16, Strike Price $12.5	4,830
123	Penn National Gaming Inc., Expires 10/21/16, Strike Price $14	2,460

		7,290

	Food, Beverage & Tobacco — 0.0%
12	Molson Coors Brewing Co., Expires 10/21/16, Strike Price $105	7,224

	Health Care Equipment & Services — 0.1%
554	Abbott Laboratories., Expires 11/18/16, Strike Price $44	31,024

	Pharmaceuticals, Biotechnology & Life Sciences — 0.3%
150	AstraZeneca PLC., Expires 04/21/17, Strike Price $32.5	36,150
19	Biogen Inc., Expires 01/20/17, Strike Price $350	19,000
45	Eli Lilly & Co., Expires 01/20/17, Strike Price $82.5	21,825
406	Merck & Co Inc., Expires 10/14/16, Strike Price $63	43,848

		120,823

	Total Call Options Purchased (Cost $207,904)	166,361

PUT OPTIONS PURCHASED — 0.3%

	Exchange Traded Funds — 0.3%
259	Direxion Daily Financial Bull 3X Shares, Expires 01/20/17, Strike Price $28.75	71,484
100	SPDR S&P Biotech ETF, Expires 11/18/16, Strike Price $67	37,250
18	SPDR S&P500 ETF Trust, Expires 10/21/16, Strike Price $213	2,448
24	SPDR S&P500 ETF Trust, Expires 10/21/16, Strike Price $218	7,416
31	SPDR S&P500 ETF Trust, Expires 11/18/16, Strike Price $214	10,385

		128,983

	Retailing — 0.0%
13	Netflix Inc., Expires 10/21/16, Strike Price $93	3,510

	Total Put Options Purchased (Cost $206,560)	132,493

Continued

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Shares		Fair Value
WARRANTS — 3.1%

	Banks — 2.1%
8,477	JPMorgan Chase & Co. (Issued/exercisable 10/28/08, 1 Share for 1 Warrant, Expires 10/28/18, Strike Price $42.13)	$208,789
600	PNC Financial Services Group, Inc., (Issued/exercisable 12/31/08, 1 Share for 1 Warrant, Expires 12/31/18, Strike Price $67.33)	14,094
5,200	SunTrust Banks, Inc., (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $44.15)	27,560
4,800	Wells Fargo & Co., (Issued/exercisable 10/28/08, 1 Share for 1 Warrant, Expires 10/28/18, Strike Price $33.84)	59,904
139,486	Zions Bancorporation, (Issued/exercisable 05/20/10, 1 Share for 1 Warrant, Expires 05/22/20, Strike Price $35.89)(b)	571,893
11,399	Zions Bancorporation, (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $36.27)(b)	24,280

		906,520

	Diversified Financials — 1.0%
279,979	Bank of America Corp., (Issued/exercisable 01/09/09, 1 Share for 1 Warrant, Expires 10/28/18, Strike Price $30.79)(b)	27,998
12,400	Capital One Financial Corp., (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $42.04)(b)	377,332

		405,330

	Insurance — 0.0%
300	American International Group, Inc., (Issued/exercisable 01/19/11, 1 Share for 1 Warrant, Expires 01/19/21, Strike Price $44.55)	6,360

	Total Warrants (Cost $1,645,587)	1,318,210

Total Long-Term Investments — 85.7% (Cost $34,775,320)		36,064,195

MONEY MARKET FUND — 10.9%
4,577,923	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(d)	4,577,923

	Total Money Market Fund (Cost $4,577,923)	4,577,923

Total Investments Before Investments Sold Short — 96.6% (Cost $39,353,243)		40,642,118

Shares		Fair Value
INVESTMENTS SOLD SHORT — (39.0)%

	Automobiles & Components — (1.0)%
(24,822)	Gentex Corp.	$(435,874)

	Banks — (1.0)%
(8,900)	Old National Bancorp	(125,134)
(13,600)	People’s United Financial, Inc.	(215,152)
(2,400)	Webster Financial Corp.	(91,224)

		(431,510)

	Consumer Durables & Apparel — (2.9)%
(3,927)	Best Buy Co., Inc.	(149,933)
(3,548)	Polaris Industries, Inc.	(274,757)
(1,774)	Ralph Lauren Corp.	(179,422)
(7,407)	Under Armour, Inc., Class A(a)	(286,503)
(6,059)	VF Corp.	(339,607)

		(1,230,222)

	Consumer Services — (2.8)%
(14,712)	Bloomin’ Brands, Inc.	(253,635)
(4,339)	Dunkin’ Brands Group, Inc.	(225,975)
(4,893)	Hilton Worldwide Holdings, Inc.	(112,195)
(2,063)	Las Vegas Sands Corp.	(118,705)
(4,054)	Marriott International, Inc./MD, Class A	(272,956)
(1,933)	Restaurant Brands International, Inc.	(86,173)
(3,241)	SeaWorld Entertainment, Inc.	(43,689)
(1,198)	Six Flags Entertainment Corp.	(64,225)

		(1,177,553)

	Diversified Financials — (0.9)%
(300)	FactSet Research Systems, Inc.	(48,630)
(3,400)	Financial Engines, Inc.	(101,014)
(1,200)	Franklin Resources, Inc.	(42,684)
(23,000)	LendingClub Corp.(a)	(142,140)
(1,660)	Virtu Financial, Inc., Class A	(24,850)

		(359,318)

	Energy — (4.3)%
(8,000)	Callon Petroleum Co.(a)	(125,600)
(4,000)	Exxon Mobil Corp.	(349,120)
(13,500)	Helmerich & Payne, Inc.	(908,550)
(25,000)	Hugoton Royalty Trust	(59,000)
(4,000)	MV Oil Trust	(22,880)
(6,500)	SandRidge Mississippian Trust I	(9,100)
(11,000)	SandRidge Mississippian Trust II	(15,070)
(55,000)	SandRidge Permian Trust	(156,750)
(9,000)	Unit Corp.(a)	(167,400)

		(1,813,470)

	Exchange Traded Funds — (8.4)%
(8,989)	Consumer Staples Select Sector Standard and Poors Fund	(478,305)
(4,800)	Direxion Daily Financial Bear 3X Shares(a)	(152,736)
(20,200)	Direxion Daily Financial Bull 3X Shares(a)	(588,830)
(2,500)	Energy Select Sector SPDR Fund	(176,525)
(1,438)	iShares iBoxx $ High Yield Corporate Bond ETF	(125,480)
(3,835)	iShares U.S. Home Construction ETF	(105,654)
(19,600)	iShares U.S. Real Estate ETF	(1,580,544)
(613)	SPDR S&P500 ETF Trust(c)	(132,592)
(5,000)	VanEck Vectors Oil Services ETF	(146,400)
(2,165)	VelocityShares Daily 2x VIX Short Term ETN(a)	(39,295)

		(3,526,361)

Continued

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Shares		Fair Value
INVESTMENTS SOLD SHORT — (continued)

	Food & Staples Retailing — (0.6)%
(4,486)	Sysco Corp.	$(219,859)
(320)	Walgreens Boots Alliance, Inc.	(25,798)

		(245,657)

	Food, Beverage & Tobacco — (0.5)%
(2,040)	Sanderson Farms, Inc.	(196,513)

	Health Care Equipment & Services — (3.4)%
(4,539)	Adeptus Health, Inc., Class A(a)	(195,404)
(1,042)	Aetna, Inc.	(120,299)
(2,951)	Cerner Corp.(a)	(182,224)
(2,597)	DENTSPLY SIRONA, Inc.	(154,340)
(452)	DexCom, Inc.(a)	(39,622)
(1,458)	Fresenius Medical Care AG & Co. KGaA, ADR	(63,817)
(1,200)	HealthSouth Corp.	(48,684)
(908)	Henry Schein, Inc.(a)	(147,986)
(1,500)	MEDNAX, Inc.(a)	(99,375)
(2,000)	ResMed, Inc.	(129,580)
(12,262)	Select Medical Holdings Corp.(a)	(165,537)
(872)	Stryker Corp.	(101,510)

		(1,448,378)

	Pharmaceuticals, Biotechnology & Life Sciences — (4.4)%
(1,500)	Aerie Pharmaceuticals, Inc.(a)	(56,610)
(725)	Alexion Pharmaceuticals, Inc.(a)	(88,843)
(936)	Amgen, Inc.	(156,134)
(1,171)	BioMarin Pharmaceutical, Inc.(a)	(108,341)
(2,294)	Bluebird Bio, Inc.(a)	(155,487)
(627)	Illumina, Inc.(a)	(113,901)
(5,444)	Intrexon Corp.(a)	(152,541)
(5,000)	Ionis Pharmaceuticals, Inc.(a)	(183,200)
(1,000)	Johnson & Johnson	(118,130)
(5,000)	Luminex Corp.(a)	(113,600)
(11,507)	MediciNova, Inc.(a)	(86,187)
(2,423)	Quintiles Transnational Holdings, Inc.(a)	(196,408)
(241)	Regeneron Pharmaceuticals, Inc.(a)	(96,887)
(1,300)	Sage Therapeutics, Inc.(a)	(59,865)
(750)	Taro Pharmaceutical Industries, Ltd.(a)	(82,883)
(3,768)	Valeant Pharmaceuticals International, Inc.(a)	(92,504)

		(1,861,521)

	Real Estate — (0.9)%
(5,400)	Iron Mountain, Inc., REIT	(202,662)
(5,093)	LaSalle Hotel Properties, REIT	(121,570)
(2,991)	Silver Bay Realty Trust Corp., REIT	(52,432)

		(376,664)

	Retailing — (2.2)%
(2,357)	Dick’s Sporting Goods, Inc.	(133,689)
(1,475)	Home Depot, Inc. (The)	(189,803)
(2,349)	L Brands, Inc.	(166,239)

Shares		Fair Value
INVESTMENTS SOLD SHORT — (continued)

	Retailing — (continued)
(1,641)	Netflix, Inc.(a)(c)	$(161,721)
(484)	Pool Corp.	(45,748)
(2,203)	Ross Stores, Inc.	(141,653)
(5,009)	Tailored Brands, Inc.	(78,641)

		(917,494)

	Semiconductors & Semiconductor Equipment — (0.3)%
(2,000)	Texas Instruments, Inc.	(140,360)

	Software & Services — (3.4)%
(5,000)	Akamai Technologies, Inc.(a)	(264,950)
(2,500)	Autodesk, Inc.(a)	(180,825)
(500)	Check Point Software Technologies, Ltd.(a)	(38,805)
(3,373)	Cimpress NV(a)	(341,280)
(1,000)	International Business Machines Corp.	(158,850)
(502)	Match Group, Inc.(a)	(8,931)
(1,473)	Take-Two Interactive Software, Inc.(a)	(66,403)
(500)	Tyler Technologies, Inc.(a)	(85,615)
(9,800)	Western Union Co. (The)	(204,036)
(2,500)	Zillow Group, Inc.(a)	(86,625)

		(1,436,320)

	Technology Hardware & Equipment — (1.4)%
(1,500)	F5 Networks, Inc.(a)	(186,960)
(5,100)	ViaSat, Inc.(a)	(380,715)

		(567,675)

	Transportation — (0.6)%
(6,860)	American Airlines Group, Inc.	(251,145)

Total Investments Sold Short — (39.0)% (Cost $(16,868,587))		(16,416,035)

Total Investments — 57.6% (Cost $22,484,656)		24,226,083
Net Other Assets (Liabilities) — 42.4%		17,867,339

NET ASSETS — 100.0%		$42,093,422

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was pledged as collateral in connection with short sales.
(c)	All or a portion of security was held as collateral for written call options.
(d)	Represents the current yield as of report date.

ADR — American Depositary Receipt

ETF — Exchange Traded Funds

ETN — Exchange Traded Notes

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
COMMON STOCKS — 98.2%

	Australia — 9.3%
505,150	AusNet Services	$636,704
47,150	Australia & New Zealand Banking Group, Ltd.	1,004,370
92,300	Challenger Ltd/Australia	722,776
83,400	Coca-Cola Amatil, Ltd.	657,622
10,775	Flight Centre Travel Group, Ltd.	301,642
65,200	LendLease Group	706,539
13,100	Macquarie Group, Ltd.	828,504
172,400	Telstra Corp, Ltd.	687,380
45,125	Westpac Banking Corp.	1,026,693

		6,572,230

	Austria — 0.9%
23,000	OMV AG	662,220

	Denmark — 2.0%
25,250	Danske Bank A/S	738,712
112,575	TDC A/S(a)	662,997

		1,401,709

	Finland — 1.5%
15,850	Neste OYJ	676,101
16,800	UPM-Kymmene OYJ	354,727

		1,030,828

	France — 7.6%
7,775	Arkema SA	719,831
3,625	Atos SE	390,265
36,475	CNP Assurances	612,816
12,600	Credit Agricole SA	124,286
8,375	Eiffage SA	650,862
48,275	Engie SA	748,494
45,050	Peugeot SA(a)	687,952
7,750	Renault SA	637,590
19,300	Societe Generale SA	667,673
2,275	Valeo SA	132,790

		5,372,559

	Germany — 6.9%
10,650	Bayer AG	1,069,588
3,450	Continental AG	726,923
12,725	Covestro AG(b)	753,045
44,725	Deutsche Lufthansa AG	498,613
5,050	Henkel AG & Co. KGaA	589,005
1,450	Merck KGaA	156,405
22,250	METRO AG	662,292
3,475	Siemens AG	407,482

		4,863,353

	Hong Kong — 4.9%
215,450	BOC Hong Kong Holdings, Ltd.	733,047
393,925	NWS Holdings, Ltd.	660,143
912,900	WH Group, Ltd.(b)	737,845
91,950	Wharf Holdings, Ltd. (The)	674,598
106,350	Wheelock & Co., Ltd.	631,694

		3,437,327

	Ireland — 0.2%
8,200	Experian PLC	163,818

	Israel — 2.4%
61,075	Bank Hapoalim BM	346,794
5,300	Taro Pharmaceutical Industries, Ltd.(a)	585,703

Shares		Fair Value
COMMON STOCKS — (continued)

	Israel — (continued)
16,375	Teva Pharmaceutical Industries, Ltd.	$760,044

		1,692,541

	Italy — 2.1%
28,875	Prysmian SpA	756,110
127,475	Snam Rete Gas SpA	706,835

		1,462,945

	Japan — 26.0%
24,900	Alfresa Holdings Corp.	527,242
186,000	Aozora Bank, Ltd.	641,098
55,300	Astellas Pharma, Inc.	863,734
7,000	Daiichi Sankyo Co., Ltd.	168,199
11,100	FamilyMart UNY Holdings Co., Ltd.	740,996
153,000	Fuji Electric Co., Ltd.	703,159
19,800	Fuji Heavy Industries, Ltd.	742,886
143,000	Fujitsu, Ltd.	769,573
32,500	Hitachi Chemical Co., Ltd.	746,750
38,500	Hitachi Construction Machinery Co., Ltd.	767,731
159,000	Hitachi, Ltd.	745,167
29,600	Idemitsu Kosan Co., Ltd.	612,844
33,200	Iida Group Holdings Co., Ltd.	668,074
56,300	ITOCHU Corp.	708,793
18,600	Japan Airlines Co., Ltd.	546,756
164,500	JX Holdings, Inc.	665,824
31,200	KDDI Corp.	966,639
51,500	Mitsubishi Gas Chemical Co., Inc.	737,329
2,700	Mixi, Inc.	97,823
19,100	Nippon Telegraph & Telephone Corp.	873,557
62,400	Obayashi Corp.	618,932
155,000	Oji Holdings Corp.	614,348
176,100	Resona Holdings, Inc.	740,606
14,100	Shionogi & Co., Ltd.	722,393
42,600	Sumitomo Rubber Industries, Ltd.	644,363
85,000	Taisei Corp.	637,693
12,800	Teijin, Ltd.	248,321
57,400	Yokogawa Electric Corp.	764,673

		18,285,503

	Netherlands — 1.3%
6,950	AerCap Holdings NV(a)	267,505
20,100	NN Group NV	617,082

		884,587

	Norway — 1.3%
40,875	Marine Harvest ASA	733,219
8,925	Telenor ASA	153,473

		886,692

	Portugal — 1.0%
203,475	EDP - Energias de Portugal SA	682,867

	Singapore — 2.9%
280,700	CapitaLand, Ltd.	662,668
22,800	Jardine Cycle & Carriage, Ltd.	720,174
283,700	Wilmar International, Ltd.	673,557

		2,056,399

	Spain — 2.2%
4,675	Aena SA(b)	690,080
46,500	Mapfre SA	130,099

Continued

Sterling Capital Behavioral International Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Shares		Fair Value
COMMON STOCKS — (continued)

	Spain — (continued)
53,000	Repsol SA	$719,968

		1,540,147

	Sweden — 2.2%
31,075	Industrivarden AB, Class C	575,170
24,225	Svenska Cellulosa AB, Class B	719,019
9,925	Swedbank AB, Class A	233,204

		1,527,393

	Switzerland — 8.4%
25,925	ABB, Ltd.	584,297
6,250	Adecco Group AG	352,286
381,975	Glencore PLC(a)	1,045,909
6,525	Roche Holding AG	1,621,453
2,550	Swiss Life Holding AG	661,273
8,925	Swiss Re AG	806,092
3,375	Zurich Insurance Group AG	870,392

		5,941,702

	United Kingdom — 15.1%
82,225	3i Group PLC	693,269
78,350	Barratt Developments PLC	501,597
20,525	British American Tobacco PLC	1,308,996
81,150	BT Group PLC	408,289
38,650	Burberry Group PLC	689,678
160,800	GKN PLC	667,238
17,875	Imperial Brands PLC	920,032
953,600	Lloyds Banking Group PLC	673,730
112,750	Meggitt PLC	658,085
256,725	Old Mutual PLC	672,932
19,100	Persimmon PLC	449,088
56,575	Petrofac, Ltd.	654,828
27,800	Rio Tinto PLC	923,962
96,325	Royal Mail PLC	611,239
33,950	WPP PLC	798,012

		10,630,975

	Total Common Stocks (Cost $67,723,227)	69,095,795

Shares		Fair Value
MONEY MARKET FUND — 1.2%

	United States — 1.2%
863,945	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(c)	$863,945

	Total Money Market Fund (Cost $863,945)	863,945

Total Investments — 99.4% (Cost $68,587,172)		69,959,740
Net Other Assets (Liabilities) — 0.6%		395,794

NET ASSETS — 100.0%		$70,355,534

(a)	Represents non-income producing security.
(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents the current yield as of report date.

Industry	Percentage of net assets
Automobiles & Components	6.0%
Banks	9.9%
Capital Goods	10.6%
Commercial & Professional Services	0.7%
Consumer Durables & Apparel	3.3%
Consumer Services	0.4%
Diversified Financials	4.0%
Energy	5.7%
Food & Staples Retailing	2.0%
Food, Beverage & Tobacco	7.2%
Health Care Equipment & Services	0.8%
Household & Personal Products	1.9%
Insurance	6.2%
Materials	8.7%
Media	1.1%
Money Market Fund	1.2%
Pharmaceuticals, Biotechnology & Life Sciences	8.5%
Real Estate	3.8%
Retailing	1.0%
Software & Services	1.8%
Technology Hardware & Equipment	2.1%
Telecommunication Services	5.3%
Transportation	3.3%
Utilities	3.9%

99.4%

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Mid Cap Value Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
COMMON STOCKS — 97.3%

	Automobiles & Components — 4.5%
29,540	Magna International, Inc.	$1,268,743
19,000	Thor Industries, Inc.	1,609,300

		2,878,043

	Banks — 6.8%
25,100	East West Bancorp, Inc.	921,421
17,400	First Republic Bank/CA	1,341,714
93,300	Huntington Bancshares, Inc.	919,938
92,100	KeyCorp	1,120,857

		4,303,930

	Capital Goods — 5.3%
9,500	Carlisle Cos., Inc.	974,415
35,300	HD Supply Holdings, Inc.(a)	1,128,894
15,700	United Rentals, Inc.(a)	1,232,293

		3,335,602

	Consumer Durables & Apparel — 5.8%
10,000	Mohawk Industries, Inc.(a)	2,003,400
49,700	PulteGroup, Inc.	995,988
12,200	VF Corp.	683,810

		3,683,198

	Consumer Services — 1.8%
15,400	Royal Caribbean Cruises, Ltd.	1,154,230

	Diversified Financials — 3.5%
7,200	Affiliated Managers Group, Inc.(a)	1,041,840
11,800	Ameriprise Financial, Inc.	1,177,286

		2,219,126

	Energy — 7.6%
39,300	Cabot Oil & Gas Corp.	1,013,940
34,200	Devon Energy Corp.	1,508,562
16,300	Phillips 66	1,312,965
56,800	Superior Energy Services, Inc.	1,016,720

		4,852,187

	Food & Staples Retailing — 3.1%
16,300	Casey’s General Stores, Inc.	1,958,445

	Food, Beverage & Tobacco — 2.3%
10,800	Ingredion, Inc.	1,437,048

	Health Care Equipment & Services — 4.8%
7,800	Becton Dickinson & Co.	1,401,894
12,900	Zimmer Biomet Holdings, Inc.	1,677,258

		3,079,152

	Household & Personal Products — 1.7%
13,200	Edgewell Personal Care Co.(a)	1,049,664

	Insurance — 5.1%
15,000	American Financial Group, Inc.	1,125,000
10,500	Hanover Insurance Group, Inc. (The)	791,910
20,400	Torchmark Corp.	1,303,356

		3,220,266

	Materials — 7.3%
25,700	Avery Dennison Corp.	1,999,203
35,100	Berry Plastics Group, Inc.(a)	1,539,135
20,400	Westlake Chemical Corp.	1,091,400

		4,629,738

Shares		Fair Value
COMMON STOCKS — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — 5.7%
17,400	ICON Plc(a)	$1,346,238
16,300	PerkinElmer, Inc.	914,593
8,500	Thermo Fisher Scientific, Inc.	1,352,010

		3,612,841

	Real Estate — 11.9%
49,600	DDR Corp., REIT	864,528
15,600	Eastgroup Properties, Inc., REIT	1,147,536
32,900	Highwoods Properties, Inc., REIT	1,714,748
30,000	Hudson Pacific Properties, Inc., REIT	986,100
21,300	Macerich Co. (The), REIT	1,722,531
12,300	Mid-America Apartment Communities, Inc., REIT	1,156,077

		7,591,520

	Semiconductors & Semiconductor Equipment — 3.7%
12,400	NXP Semiconductors NV(a)	1,264,924
13,900	Skyworks Solutions, Inc.	1,058,346

		2,323,270

	Software & Services — 8.0%
43,000	Activision Blizzard, Inc.	1,904,900
12,600	Fiserv, Inc.(a)	1,253,322
43,600	PTC, Inc.(a)	1,931,916

		5,090,138

	Technology Hardware & Equipment — 5.5%
12,000	Arrow Electronics, Inc.(a)	767,640
27,600	CDW Corp.	1,262,148
24,800	CommScope Holding Co., Inc.(a)	746,728
24,900	NetScout Systems, Inc.(a)	728,325

		3,504,841

	Utilities — 2.9%
26,600	Southwest Gas Corp.	1,858,276

	Total Common Stocks (Cost $45,908,833)	61,781,515

MONEY MARKET FUND — 2.9%

1,863,684	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(b)	1,863,684

	Total Money Market Fund (Cost $1,863,684)	1,863,684

Total Investments — 100.2% (Cost $47,772,517)		63,645,199
Net Other Assets (Liabilities) — (0.2)%		(111,700)

NET ASSETS — 100.0%		$63,533,499

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Real Estate Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
COMMON STOCKS — 97.9%

	Diversified — 5.8%
42,000	American Assets Trust, Inc.	$1,821,960
55,000	Liberty Property Trust	2,219,250
150,000	Spirit Realty Capital, Inc.	1,999,500

		6,040,710

	Health Care — 9.8%
71,500	Healthcare Trust of America, Inc., Class A	2,332,330
150,000	Medical Properties Trust, Inc.	2,215,500
53,000	Ventas, Inc.	3,743,390
26,000	Welltower, Inc.	1,944,020

		10,235,240

	Hotel & Resort — 4.7%
21,000	Marriott International, Inc/MD, Class A	1,413,930
46,000	Ryman Hospitality Properties, Inc.	2,215,360
100,000	Summit Hotel Properties, Inc.	1,316,000

		4,945,290

	Industrial — 4.2%
29,000	Eastgroup Properties	2,133,240
80,000	First Industrial Realty Trust, Inc.	2,257,600

		4,390,840

	Office — 14.1%
23,000	Alexandria Real Estate Equities, Inc.	2,501,710
65,000	Corporate Office Properties Trust	1,842,750
42,000	Highwoods Properties, Inc.	2,189,040
74,000	Hudson Pacific Properties, Inc.	2,432,380
26,000	SL Green Realty Corp.	2,810,600
30,000	Vornado Realty Trust	3,036,300

		14,812,780

	Residential — 14.9%
46,000	American Campus Communities, Inc.	2,340,020
52,000	Apartment Investment & Management Co., Class A	2,387,320
27,000	Equity LifeStyle Properties, Inc.	2,083,860
16,000	Essex Property Trust, Inc.	3,563,200
22,000	Mid-America Apartment Communities, Inc.	2,067,780
90,000	UDR, Inc.	3,239,100

		15,681,280

Shares		Fair Value
COMMON STOCKS — (continued)

	Retail — 24.8%
75,500	Acadia Realty Trust	$2,736,120
16,000	Federal Realty Investment Trust	2,462,880
104,000	General Growth Properties, Inc.	2,870,400
55,000	Kite Realty Group Trust	1,524,600
40,000	Macerich Co. (The)	3,234,800
50,000	National Retail Properties, Inc.	2,542,500
42,757	Simon Property Group, Inc.	8,851,127
45,000	Tanger Factory Outlet Centers, Inc.	1,753,200

		25,975,627

	Specialized — 19.6%
75,000	Communications Sales & Leasing, Inc.	2,355,750
40,000	Crown Castle International Corp.	3,768,400
90,000	CubeSmart	2,453,400
36,000	Digital Realty Trust, Inc.	3,496,320
32,000	EPR Properties	2,519,680
10,000	Equinix, Inc.	3,602,500
27,000	Life Storage, Inc.	2,401,380

		20,597,430

	Total Common Stocks (Cost $67,047,542)	102,679,197

MONEY MARKET FUND — 1.8%

1,868,152	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(a)	1,868,152

	Total Money Market Fund (Cost $1,868,152)	1,868,152

Total Investments — 99.7% (Cost $68,915,694)		104,547,349
Net Other Assets (Liabilities) — 0.3%		275,871

NET ASSETS — 100.0%		$104,823,220

(a)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
COMMON STOCKS — 93.8%

	Automobiles & Components — 3.7%
470,200	Cooper Tire & Rubber Co.	$17,877,004
324,600	Thor Industries, Inc.	27,493,620

		45,370,624

	Banks — 19.1%
446,040	Chemical Financial Corp.	19,683,745
446,350	Community Bank System, Inc.	21,473,899
804,150	First Midwest Bancorp, Inc.	15,568,344
569,600	Glacier Bancorp, Inc.	16,244,992
245,350	IBERIABANK Corp.	16,467,892
493,950	MB Financial, Inc.	18,789,858
947,921	Northwest Bancshares, Inc.	14,891,839
167,200	Signature Bank(a)	19,804,840
142,400	SVB Financial Group(a)	15,740,896
891,891	Umpqua Holdings Corp.	13,422,959
478,950	United Bankshares, Inc.	18,042,047
578,700	Webster Financial Corp.	21,996,387
357,000	Wintrust Financial Corp.	19,838,490

		231,966,188

	Capital Goods — 10.7%
314,900	Crane Co.	19,841,849
428,850	EnerSys	29,672,131
710,850	MasTec, Inc.(a)	21,140,679
375,325	Moog, Inc., Class A(a)	22,346,851
340,900	Oshkosh Corp.	19,090,400
220,541	United Rentals, Inc.(a)	17,310,263

		129,402,173

	Consumer Services — 1.7%
411,900	Brinker International, Inc.	20,772,117

	Diversified Financials — 1.4%
115,700	Affiliated Managers Group, Inc.(a)	16,741,790

	Energy — 4.0%
400,700	Cabot Oil & Gas Corp.	10,338,060
1,448,000	Callon Petroleum Co.(a)	22,733,600
385,150	Carrizo Oil & Gas, Inc.(a)	15,644,793

		48,716,453

	Food & Staples Retailing — 2.8%
277,800	Casey’s General Stores, Inc.	33,377,670

	Health Care Equipment & Services — 2.7%
435,300	West Pharmaceutical Services, Inc.	32,429,850

	Insurance — 3.2%
215,000	Hanover Insurance Group, Inc. (The)	16,215,300
558,250	Selective Insurance Group, Inc.	22,251,845

		38,467,145

	Materials — 4.8%
735,000	PolyOne Corp.	24,850,350
434,800	Silgan Holdings, Inc.	21,996,532
243,200	U.S. Concrete, Inc.(a)	11,203,008

		58,049,890

	Media — 1.5%
576,300	Starz, Class A(a)	17,974,797

	Pharmaceuticals, Biotechnology & Life Sciences — 2.8%
492,750	PAREXEL International Corp.(a)	34,221,487

Shares		Fair Value
COMMON STOCKS — (continued)

	Real Estate — 9.2%
414,900	American Campus Communities, Inc., REIT	$21,105,963
500,000	First Industrial Realty Trust, Inc., REIT	14,110,000
406,564	Highwoods Properties, Inc., REIT	21,190,116
1,268,750	Medical Properties Trust, Inc., REIT	18,739,437
377,600	Ryman Hospitality Properties, Inc., REIT	18,185,216
173,300	SL Green Realty Corp., REIT	18,733,730

		112,064,462

	Retailing — 1.4%
307,189	Cabela’s, Inc.(a)	16,873,892

	Semiconductors & Semiconductor Equipment — 3.3%
1,614,850	ON Semiconductor Corp.(a)	19,894,952
368,150	Qorvo, Inc.(a)	20,520,681

		40,415,633

	Software & Services — 7.7%
206,800	CACI International, Inc., Class A(a)	20,866,120
350,375	Cardtronics PLC, Class A(a)	15,626,725
619,950	PTC, Inc.(a)	27,469,985
660,100	Take-Two Interactive Software, Inc.(a)	29,757,308

		93,720,138

	Technology Hardware & Equipment — 5.3%
267,800	Anixter International, Inc.(a)	17,273,100
428,400	Belden, Inc.	29,555,316
615,150	NetScout Systems, Inc.(a)	17,993,137

		64,821,553

	Transportation — 1.7%
1,198,800	JetBlue Airways Corp.(a)	20,667,312

	Utilities — 6.8%
489,586	Avista Corp.	20,459,799
419,631	El Paso Electric Co.	19,626,142
504,750	Portland General Electric Co.	21,497,303
296,960	Southwest Gas Corp.	20,745,625

		82,328,869

	Total Common Stocks (Cost $608,706,752)	1,138,382,043

MONEY MARKET FUND — 6.2%

74,753,176	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(b)	74,753,176

	Total Money Market Fund (Cost $74,753,176)	74,753,176

Total Investments — 100.0% (Cost $683,459,928)		1,213,135,219
Net Other Assets (Liabilities) — 0.0%		361,225

NET ASSETS — 100.0%.		$1,213,496,444

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 16.4%

$156,896	AmeriCredit Automobile Receivables Trust, Series 2012-4, Class C, 1.930%, 8/8/18	$157,098
380,000	AmeriCredit Automobile Receivables Trust, Series 2013-5, Class C, 2.290%, 11/8/19	382,268
600,000	Americredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/9/20	608,878
133,333	Avis Budget Rental Car Funding AESOP, LLC, Series 2011-3A, Class A, 3.410%, 11/20/17(a)	133,569
365,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2012-2A, Class A, 2.802%, 5/20/18(a)	367,009
140,000	Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, 7/20/18	140,510
386,047	Capital Auto Receivables Asset Trust, Series 2013-1, Class C, 1.740%, 10/22/18	386,441
450,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class C, 2.410%, 5/20/19	454,153
62,207	CarMax Auto Owner Trust, Series 2013-4, Class A3, 0.800%, 7/16/18	62,183
213,235	CarMax Auto Owner Trust, Series 2014-1, Class A3, 0.790%, 10/15/18	213,112
280,000	CarMax Auto Owner Trust, Series 2013-3, Class C, 2.150%, 5/15/19	282,042
500,000	CarMax Auto Owner Trust, Series 2014-2, Class C, 2.080%, 1/15/20	503,670
304,589	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.432%, 6/25/37	313,693
91,011	Enterprise Fleet Financing, LLC, Series 2014-1, Class A2, 0.870%, 9/20/19(a)	90,858
492,602	Enterprise Fleet Financing, LLC, Series 2014-2, Class A2, 1.050%, 3/20/20(a)	491,798
236,912	Enterprise Fleet Financing, LLC, Series 2015-2, Class A2, 1.590%, 2/22/21(a)	237,458
250,016	First Franklin Mortgage Loan Trust, Series 2006-FF1, Class 2A3, 0.765%, 1/25/36(b)	248,149
500,000	Hertz Vehicle Financing, LLC, Series 2011-1A, Class A2, 3.290%, 3/25/18(a)	502,430
420,000	Hyundai Auto Receivables Trust, Series 2012-C, Class B, 1.060%, 6/15/18	420,106
310,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1, 0.955%, 12/25/35(b)	305,453
212,436	New Century Home Equity Loan Trust, Series 2005-4, Class M1, 1.005%, 9/25/35(b)	210,254
46,811	Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-4, Class A3, 0.785%, 11/25/35(b)	46,662
21,501	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 1.275%, 3/25/35(b)	21,505
300,956	RAMP Trust, Series 2005-RZ4, Class A3, 0.925%, 11/25/35(b)	299,116
319,768	RASC Series 2006-EMX1 Trust, Series 2006-EMX1, Class A3, 0.845%, 1/25/36(b)	317,333
457,268	RASC Series 2006-KS5 Trust, Series 2006-KS5, Class A3, 0.685%, 7/25/36(b)	449,098
81,686	Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.590%, 10/15/18	81,726
144,180	Santander Drive Auto Receivables Trust, Series 2014-2, Class B, 1.620%, 2/15/19	144,291
350,000	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/20	353,892

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)

$500,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class B, 2.080%, 2/16/21	$503,579
650,000	Wheels SPV 2, LLC, Series 2014-1A, Class A3, 1.460%, 3/20/23(a)	650,185
500,000	Wheels SPV 2, LLC, Series 2016-1A, Class A2, 1.590%, 5/20/25(a)	501,551
	Total Asset Backed Securities (Cost $9,862,521)	9,880,070

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%

30,155	Fannie Mae, Series 2009-114, Class AC, 2.500%, 12/25/23	30,263

	Total Collateralized Mortgage Obligations (Cost $30,480)	30,263

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.3%

16,838	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.527%, 11/10/42(b)	16,821
220,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class AM, 5.243%, 12/11/38	220,200
250,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM, 5.835%, 9/11/42(b)	258,241
420,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.900%, 12/10/49(b)	427,617
400,000	COMM Mortgage Trust, Series 2006-C8, Class AM, 5.347%, 12/10/46	401,606
407,989	COMM Mortgage Trust, Series 2007-C9, Class A4, 6.007%, 12/10/49(b)	417,480
402,794	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.444%, 3/10/39	403,387
379,983	Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class A4, 5.881%, 6/15/39(b)	383,947
380,645	Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A4, 5.695%, 9/15/40(b)	389,377
280,000	Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.267%, 2/15/41(b)	288,081
140,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A2, 1.855%, 4/15/46	140,814
441,822	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A4, 5.794%, 2/12/51(b)	453,316
126,920	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	126,823
240,471	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/47	241,693
234,545	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/49	236,291
342,390	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/45(b)	354,683

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$415,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.368%, 9/15/45(b)	$432,978
450,000	Merrill Lynch Mortgage Trust, Series 2008-C1, Class AM, 6.472%, 2/12/51(b)	472,708
437,750	ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.069%, 8/12/49(b)	447,299
516,935	ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.810%, 6/12/50(b)	525,577
147,602	Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AM, 5.360%, 11/12/41	147,479
450,000	Morgan Stanley Capital I Trust, Series 2007-T27, Class AM, 5.818%, 6/11/42(b)	459,815
360,000	Morgan Stanley Capital I Trust, Series 2008-T29, Class AM, 6.477%, 1/11/43(b)	376,169
343,001	Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 6.103%, 6/11/49(b)	352,139
26,973	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/48	26,951
46,829	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3, 3.998%, 3/15/44(a)	48,560

	Total Commercial Mortgage-Backed Securities (Cost $8,265,307)	8,050,052

CORPORATE BONDS — 52.4%

	Automobiles & Components — 3.5%
300,000	American Honda Finance Corp., 1.600%, 2/16/18(a)	301,901
500,000	Daimler Finance North America, LLC, 2.375%, 8/1/18(a)	507,520
425,000	Ford Motor Credit Co., LLC, 1.483%, 3/27/17(b)	425,320
250,000	General Motors Financial Co., Inc., 2.400%, 4/10/18	251,805
400,000	Hyundai Capital America, 2.000%, 3/19/18(a)	402,272
250,000	Nissan Motor Acceptance Corp., 1.800%, 3/15/18(a)	251,480

		2,140,298

	Banks — 13.9%
450,000	ABN AMRO Bank NV, 1.543%, 10/28/16(a)(b)	450,247
400,000	Bank of America Corp., 2.000%, 1/11/18	401,842
225,000	Bank of Nova Scotia (The), 1.375%, 12/18/17	225,142
250,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 1.700%, 3/5/18(a)	250,354
250,000	BNP Paribas SA, MTN, 1.375%, 3/17/17	250,149
300,000	Capital One NA, BKNT, 1.650%, 2/5/18	300,352
500,000	Citigroup, Inc., 1.424%, 4/27/18(b)	501,025
507,000	Comerica Bank, BKNT, 5.750%, 11/21/16	509,878
250,000	Compass Bank, BKNT, 1.850%, 9/29/17	249,695
300,000	Credit Suisse, GMTN, 1.315%, 5/26/17(b)	300,077
185,000	Fifth Third Bancorp, 1.277%, 12/20/16(b)	185,107
220,000	Huntington National Bank (The), BKNT, 1.300%, 11/20/16	220,073
250,000	ING Bank NV, 3.750%, 3/7/17(a)	252,590
425,000	JPMorgan Chase & Co., MTN, 1.350%, 2/15/17	425,204
250,000	KeyBank NA, BKNT, 1.650%, 2/1/18	250,993
250,000	Lloyds Bank PLC, 4.200%, 3/28/17	253,754
223,000	Macquarie Bank, Ltd., 5.000%, 2/22/17(a)	226,044

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Banks — (continued)
$300,000	Manufacturers & Traders Trust Co., BKNT, 1.250%, 1/30/17	$300,064
250,000	Nordea Bank AB, 1.625%, 5/15/18(a)	250,687
261,000	Regions Bank/Birmingham AL, BKNT, 2.250%, 9/14/18	263,090
200,000	Santander UK PLC, GMTN, 1.675%, 8/24/18(b)	200,100
225,000	Sumitomo Mitsui Banking Corp., 1.750%, 1/16/18	225,649
250,000	SunTrust Bank, BKNT, 1.350%, 2/15/17	250,085
250,000	Svenska Handelsbanken AB, 2.875%, 4/4/17	252,249
250,000	Swedbank AB, 1.600%, 3/2/18(a)	250,570
250,000	UBS, GMTN, 1.375%, 8/14/17	249,982
400,000	US Bancorp, MTN, 1.650%, 5/15/17	401,165
500,000	Wachovia Corp., 1.120%, 6/15/17(b)	500,065

		8,396,232

	Capital Goods — 0.9%
325,000	General Electric Co., GMTN, 1.600%, 11/20/17	327,161
225,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 3/15/18(a)	230,633

		557,794

	Commercial & Professional Services — 0.5%
275,000	Republic Services, Inc., 3.800%, 5/15/18	285,680

	Consumer Durables & Apparel — 0.5%
318,000	Whirlpool Corp., 1.350%, 3/1/17	318,188

	Consumer Services — 0.8%
185,000	Carnival Corp., 1.875%, 12/15/17	186,456
300,000	ERAC USA Finance, LLC, 6.375%, 10/15/17(a)	314,370

		500,826

	Diversified Financials — 6.4%
250,000	AIG Global Funding, 1.650%, 12/15/17(a)	251,026
175,000	Ally Financial, Inc., 2.750%, 1/30/17	175,328
325,000	American Express Co., 1.401%, 5/22/18(b)	325,809
325,000	Berkshire Hathaway, Inc., 0.931%, 8/6/18(b)	325,083
300,000	BlackRock, Inc., 6.250%, 9/15/17	314,489
300,000	Capital One Bank USA NA, BKNT, 1.150%, 11/21/16	300,088
200,000	Charles Schwab Corp., MTN (The), 6.375%, 9/1/17	209,566
250,000	HSBC Bank USA NA, BKNT, 6.000%, 8/9/17	259,471
250,000	International Lease Finance Corp., 3.875%, 4/15/18	255,937
300,000	Macquarie Group, Ltd., 1.759%, 1/31/17(a)(b)	300,529
500,000	Morgan Stanley, 1.598%, 1/5/18(b)	500,821
419,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17	423,236
250,000	Principal Life Global Funding II, 1.125%, 2/24/17(a)	249,897

		3,891,280

	Energy — 3.1%
250,000	BP Capital Markets PLC, 1.375%, 11/6/17	250,023
300,000	Enterprise Products Operating, LLC, 6.650%, 4/15/18	322,393
250,000	Magellan Midstream Partners LP, 5.650%, 10/15/16	250,278
250,000	Phillips 66, 2.950%, 5/1/17	252,250

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy — (continued)
$135,000	Pioneer Natural Resources Co., 6.650%, 3/15/17	$138,091
250,000	Schlumberger Investment SA, 1.250%, 8/1/17(a)	250,012
140,000	Spectra Energy Capital, LLC, 6.200%, 4/15/18	148,083
245,000	Total Capital International SA, 1.550%, 6/28/17	245,699

		1,856,829

	Food & Staples Retailing — 0.4%
250,000	Anheuser-Busch InBev Finance, Inc., 1.250%, 1/17/18	249,945

	Food, Beverage & Tobacco — 2.5%
225,000	Cargill, Inc., 1.900%, 3/1/17(a)	225,798
300,000	Ingredion, Inc., 1.800%, 9/25/17	300,654
250,000	Kraft Heinz Foods Co., 2.250%, 6/5/17	251,561
250,000	Kraft Heinz Foods Co., 2.000%, 7/2/18	252,307
250,000	Reynolds American, Inc., 2.300%, 8/21/17	252,133
250,000	SABMiller Holdings, Inc., 2.450%, 1/15/17(a)	250,749

		1,533,202

	Health Care Equipment & Services — 2.6%
579,000	Aetna, Inc., 1.700%, 6/7/18	580,845
296,000	Becton Dickinson and Co., 1.750%, 11/8/16	296,198
300,000	UnitedHealth Group, Inc., 1.400%, 12/15/17	300,871
375,000	Zimmer Biomet Holdings, Inc., 1.450%, 4/1/17	375,188

		1,553,102

	Insurance — 3.3%
250,000	Jackson National Life Global Funding, 1.250%, 2/21/17(a)	250,065
400,000	Metropolitan Life Global Funding I, 1.300%, 4/10/17(a)	400,420
300,000	Pricoa Global Funding I, 1.150%, 11/25/16(a)	300,125
480,000	Pricoa Global Funding I, 1.350%, 8/18/17(a)	479,936
300,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	305,388
250,000	Sirius International Group, Ltd., 6.375%, 3/20/17(a)	253,961

		1,989,895

	Materials — 0.8%
200,000	Ecolab, Inc., 3.000%, 12/8/16	200,705
250,000	Glencore Finance Canada, Ltd., 5.800%, 11/15/16(a)	250,875

		451,580

	Media — 0.5%
300,000	Interpublic Group of Cos., Inc. (The), 2.250%, 11/15/17	301,295

	Pharmaceuticals, Biotechnology & Life Sciences — 2.5%
250,000	AbbVie, Inc., 1.750%, 11/6/17	250,821
415,000	Actavis Funding SCS, 1.925%, 3/12/18(b)	418,275
240,000	Amgen, Inc., 1.250%, 5/22/17	240,082
300,000	Celgene Corp., 2.125%, 8/15/18	303,205
280,000	Teva Pharmaceutical Finance Netherlands III BV, 1.400%, 7/20/18	279,131

		1,491,514

	Real Estate — 4.4%
291,000	ERP Operating L.P., 5.750%, 6/15/17	299,780

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Real Estate — (continued)
$250,000	Essex Portfolio LP, REIT, 5.500%, 3/15/17	$254,321
330,000	HCP, Inc., REIT, 6.000%, 1/30/17	334,720
250,000	Highwoods Realty LP, REIT, 5.850%, 3/15/17	254,493
128,000	National Retail Properties, Inc., REIT, 6.875%, 10/15/17	134,742
250,000	Realty Income Corp., 2.000%, 1/31/18	251,677
300,000	Simon Property Group LP, REIT, 2.800%, 1/30/17	300,382
250,000	Ventas Realty LP, REIT, 1.250%, 4/17/17	249,893
250,000	WEA Finance, LLC/Westfield UK & Europe Finance PLC, 1.750%, 9/15/17(a)	250,453
300,000	Welltower Inc., REIT, 4.700%, 9/15/17	308,949

		2,639,410

	Retailing — 0.8%
250,000	Dollar General Corp., 1.875%, 4/15/18	251,463
210,000	The Home Depot, Inc., 1.220%, 9/15/17(b)	210,577

		462,040

	Technology Hardware & Equipment — 0.3%
150,000	Apple, Inc., 1.300%, 2/23/18	150,441

	Telecommunication Services — 1.0%
225,000	AT&T, Inc., 1.400%, 12/1/17	225,061
400,000	Verizon Communications, Inc., 1.350%, 6/9/17	400,491

		625,552

	Transportation — 1.0%
150,000	Burlington Northern Santa Fe, LLC, 5.650%, 5/1/17	153,874
250,000	Kansas City Southern, 1.443%, 10/28/16(b)	249,996
224,000	Ryder System, Inc., MTN, 2.500%, 3/1/17	224,842

		628,712

	Utilities — 2.7%
212,000	American Electric Power Co., Inc., 1.650%, 12/15/17	212,400
215,000	Dominion Gas Holdings, LLC, 1.050%, 11/1/16	215,018
400,000	Duke Energy Corp., 1.226%, 4/3/17(b)	400,418
250,000	Edison International, 3.750%, 9/15/17	255,491
250,000	Pacific Gas & Electric Co., 5.625%, 11/30/17	262,528
300,000	Southern Co. (The), 2.450%, 9/1/18	305,806

		1,651,661

	Total Corporate Bonds (Cost $31,657,747)	31,675,476

MUNICIPAL BONDS — 6.6%

	California — 1.8%
200,000	Municipal Improvement Corp. of Los Angeles, Taxable Series A Advance Refunding Revenue, 1.924%, 11/1/17	201,670
900,000	Peralta Community College District, Taxable Series B Refunding Revenue, 0.880%, 8/5/20	900,000

		1,101,670

	Illinois — 1.8%
500,000	Chicago Midway International Airport, Airport and Marina Revenue, Series C, 0.880%, 1/1/35	500,000

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Illinois — (continued)
$300,000	Chicago, IL, Water Revenue, Taxable Series A, 2.000%, 11/1/16	$300,192
250,000	State of Illinois, Public Improvements G.O., Series A (AGM), 5.000%, 6/1/17	256,395

		1,056,587

	New Jersey — 0.3%
210,000	New Jersey Economic Development Authority, Pension Funding Revenue, Series B (NATL), OID, 0.000%, 2/15/17	208,952

		208,952

	North Carolina — 1.3%
805,000	North Carolina Housing Finance Agency, State Housing Revenue, Series C, 0.820%, 7/1/32	805,000

		805,000

	Pennsylvania — 1.2%
700,000	Emmaus General Authority, Misc. Purposes Revenue, Series A, 0.890%, 3/1/30	700,000

		700,000

	Texas — 0.2%
140,000	Weatherford Independent School District, School Improvements G.O., 0.000%, 2/15/17	139,570

		139,570

	Total Municipal Bonds (Cost $4,007,836)	4,011,779

COMMERCIAL PAPER — 2.0%

	Energy — 2.0%
300,000	Enbridge Energy Partners, 1.200%, 10/13/16(c)	299,906
300,000	Energy Transfer Part, 1.250%, 10/11/16(c)	299,912
300,000	Sempra Global, 0.850%, 10/24/16(c)	299,839
300,000	Spectra Energy Partners, 0.850%, 10/12/16(c)	299,923

		1,199,580

	Total Commercial Paper (Cost $1,199,535)	1,199,580

Shares		Fair Value
MONEY MARKET FUND — 2.2%

1,343,103	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(d)	$1,343,103

Total Investments — 93.0% (Cost $56,366,529)		56,190,323
Net Other Assets (Liabilities) — 7.0%		4,243,063

NET ASSETS — 100.0%		$60,433,386

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2016. The maturity date reflected is the final maturity date.

(c)	Rate disclosed represents the annualized yield from date of purchase.
(d)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 14.8%

$ 400,000	AmeriCredit Automobile Receivables, Series 2015-4, Class B, 2.110%, 1/8/21	$403,661
680,000	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B, 1.680%, 7/8/19	681,705
825,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class B, 2.210%, 5/10/21	834,260
140,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R6, Class M1, 2.624%, 7/25/34(a)	139,819
1,000,000	Capital Auto Receivables Asset Trust, Series 2013-4, Class B, 2.060%, 10/22/18	1,003,997
470,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class C, 2.410%, 5/20/19	474,337
650,000	Capital Auto Receivables Asset Trust, Series 2015-3, Class B, 2.430%, 9/21/20	659,911
845,000	Chase Issuance Trust, Series 2016-A4, Class A4, 1.490%, 7/15/22	847,816
519,807	Citicorp Residential Mortgage Trust, Series 2007-2, Class A6, STEP, 5.432%, 6/25/37	535,344
368,224	Enterprise Fleet Financing, LLC, Series 2014-2, Class A2, 1.050%, 3/20/20(b)	367,623
1,200,000	Enterprise Fleet Financing, LLC, Series 2015-2, Class A3, 2.090%, 2/22/21(b)	1,210,792
444,472	First Franklin Mortgage Loan Trust, Series 2006-FF1, Class 2A3, 0.765%, 1/25/36(a)	441,154
500,000	Ford Credit Auto Owner Trust, Series 2012-D, Class B, 1.010%, 5/15/18	499,807
950,000	Hyundai Auto Receivables Trust, Series 2013-B, Class B, 1.450%, 2/15/19	952,662
486,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1, 0.955%, 12/25/35(a)	478,871
37,874	Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-4, Class A3, 0.785%, 11/25/35(a)	37,753
33,228	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 1.275%, 3/25/35(a)	33,235
559,594	RASC Series 2006-EMX1 Trust, Series 2006-EMX1, Class A3, 0.845%, 1/25/36(a)	555,332
103,964	Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.590%, 10/15/18	104,014
335,139	Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.250%, 6/17/19	336,539
1,000,000	Santander Drive Auto Receivables Trust, Series 2015-1, Class B, 1.970%, 11/15/19	1,003,310
500,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.260%, 6/15/20	504,463
471,908	Sofi Professional Loan Program LLC, Series 2016-B, Class A1, 1.725%, 6/25/33(a)(b)	476,277
270,000	Wheels SPV 2, LLC, Series 2016-1A, Class A3, 1.870%, 5/20/25(b)	270,201

	Total Asset Backed Securities (Cost $12,797,660)	12,852,883

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%

121,088	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	129,461
108,800	Fannie Mae, Series 2003-66, Class PA, 3.500%, 2/25/33	111,307

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$ 41,522	Fannie Mae, Series 2005-67, Class HG, 5.500%, 1/25/35	$43,630
66,563	Fannie Mae, Series 2009-100, Class PA, 4.500%, 4/25/39	68,556
72,928	Freddie Mac, Series 2770, Class UE, 4.500%, 3/15/19	74,765
506,573	Ginnie Mae, Series 2013-165, Class PB, 3.000%, 3/20/41	515,531
49,961	PHHMC Trust, Series 2007-6, Class A1, 5.438%, 12/18/37(a)	49,999
49,648	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	51,279

	Total Collateralized Mortgage Obligations (Cost $1,040,205)	1,044,528

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.8%

8,961	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.889%, 7/10/44(a)	8,950
611,066	Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4, 5.492%, 2/10/51	625,205
44,781	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.527%, 11/10/42(a)	44,737
29,307	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	29,184
631,394	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	628,381
198,744	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4, 5.471%, 1/12/45(a)	200,564
686,372	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 6/11/50	706,947
204,841	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	205,716
120,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.900%, 12/10/49(a)	122,176
655,000	COMM Mortgage Trust, Series 2006-C8, Class AM, 5.347%, 12/10/46	657,629
738,913	COMM Mortgage Trust, Series 2007-C9, Class A4, 6.007%, 12/10/49(a)	756,103
568,901	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.444%, 3/10/39	569,739
696,635	Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class A4, 5.881%, 6/15/39(a)	703,903
575,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.046%, 4/15/47	595,494
152,304	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	152,188
267,524	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/47	268,884
850,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A2, 2.872%, 7/15/47	877,757

Continued

81

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$ 86,782	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/49	$87,428
564,211	ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.069%, 8/12/49(a)	576,518
301,545	ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.810%, 6/12/50(a)	306,587
800,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2, 3.119%, 8/15/47	833,506
129,496	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2, 1.689%, 12/15/48	129,667
186,260	Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AM, 5.360%, 11/12/41	186,104
640,000	Morgan Stanley Capital I Trust, Series 2008-T29, Class AM, 6.477%, 1/11/43(a)	668,745
631,379	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.477%, 1/11/43(a)	660,863
468,295	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3, 3.998%, 3/15/44(b)	485,598

	Total Commercial Mortgage-Backed Securities (Cost $11,523,400)	11,088,573

CORPORATE BONDS — 61.9%

	Automobiles & Components — 3.6%
400,000	American Honda Finance Corp., MTN, 1.650%, 7/12/21	396,428
325,000	BMW U.S. Capital, LLC, 1.500%, 4/11/19(b)	325,511
535,000	Daimler Finance North America, LLC, 2.375%, 8/1/18(b)	543,046
500,000	Ford Motor Credit Co., LLC, 3.200%, 1/15/21	513,311
400,000	General Motors Financial Co., Inc., 2.400%, 4/10/18	402,887
400,000	Hyundai Capital America, 2.500%, 3/18/19(b)	406,735
500,000	Nissan Motor Acceptance Corp., 2.550%, 3/8/21(b)	512,051

		3,099,969

	Banks — 14.0%
450,000	Athene Global Funding, 2.875%, 10/23/18(b)	448,991
1,000,000	Bank of America Corp., 5.750%, 12/1/17	1,047,743
450,000	Bank of Montreal, 1.400%, 4/10/18	450,433
450,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 1.700%, 3/5/18(b)	450,638
550,000	BNP Paribas SA, MTN, 2.400%, 12/12/18	558,369
415,000	Canadian Imperial Bank of Commerce, 1.600%, 9/6/19	415,003
600,000	Capital One NA, BKNT, 1.650%, 2/5/18	600,703
350,000	CIT Group, Inc., 4.250%, 8/15/17	356,563
1,000,000	Citigroup, Inc., 2.550%, 4/8/19	1,020,106
600,000	Compass Bank, BKNT, 1.850%, 9/29/17	599,269
325,000	Fifth Third Bank, MTN, 2.150%, 8/20/18	329,191
575,000	Huntington National Bank (The), 1.375%, 4/24/17	575,573
400,000	ING Bank NV, 2.050%, 8/17/18(b)	402,925
935,000	JPMorgan Chase Bank NA, BKNT, 6.000%, 10/1/17	975,129
505,000	Macquarie Bank, Ltd., 5.000%, 2/22/17(b)	511,894

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Banks — (continued)
$250,000	Mitsubishi UFJ Financial Group, Inc., 1.912%, 9/13/21(a)	$249,714
330,000	Nordea Bank AB, 4.875%, 1/27/20(b)	362,516
355,000	PNC Funding Corp., 5.625%, 2/1/17	360,108
485,000	Royal Bank of Canada, GMTN, 2.500%, 1/19/21	500,556
425,000	Santander UK PLC, GMTN, 2.000%, 8/24/18	426,564
600,000	Sumitomo Mitsui Banking Corp., GMTN, 1.350%, 7/11/17	599,934
500,000	UBS, GMTN, 1.375%, 8/14/17	499,964
400,000	Wells Fargo & Co., 2.500%, 3/4/21	405,832

		12,147,718

	Capital Goods — 1.7%
95,000	Fortive Corp., 1.800%, 6/15/19(b)	95,261
295,000	LSB Industries, Inc., STEP, 8.500%, 8/1/19	296,475
575,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%, 3/15/18(b)	589,396
485,000	Waste Management, Inc., 6.100%, 3/15/18	518,750

		1,499,882

	Commercial & Professional Services — 0.9%
350,000	Equifax, Inc., 6.300%, 7/1/17	361,555
400,000	Republic Services, Inc., 3.800%, 5/15/18	415,534

		777,089

	Consumer Durables & Apparel — 0.4%
355,000	Whirlpool Corp., 1.350%, 3/1/17	355,209

	Consumer Services — 1.1%
500,000	Carnival Corp., 3.950%, 10/15/20	540,491
400,000	ERAC USA Finance, LLC, 6.375%, 10/15/17(b)	419,160

		959,651

	Diversified Financials — 8.6%
400,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.250%, 7/1/20	415,000
365,000	Ally Financial, Inc., 3.600%, 5/21/18	370,475
400,000	Bank of New York Mellon Corp., MTN (The), 2.500%, 4/15/21	411,085
240,000	Berkshire Hathaway, Inc., 2.200%, 3/15/21	246,869
400,000	Caisse Centrale Desjardins, 1.550%, 9/12/17(b)	400,636
380,000	Charles Schwab Corp., MTN (The), 6.375%, 9/1/17	398,176
400,000	Credit Suisse, 1.700%, 4/27/18	400,305
300,000	First Data Corp., 6.750%, 11/1/20(b)	310,500
500,000	GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	513,545
550,000	Goldman Sachs Group, Inc. (The), 6.000%, 6/15/20	625,551
575,000	HSBC Bank USA NA, BKNT, 6.000%, 8/9/17	596,784
350,000	KKR Group Finance Co., LLC, 6.375%, 9/29/20(b)	406,954
900,000	Morgan Stanley, 2.650%, 1/27/20	919,677
425,000	Protective Life Global Funding, 1.722%, 4/15/19(b)	426,331
500,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	507,595
500,000	State Street Corp., 4.956%, 3/15/18	521,989

		7,471,472

	Energy — 6.4%
200,000	BP Capital Markets PLC, 1.676%, 5/3/19	200,780

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy — (continued)
$400,000	Chevron Phillips Chemical Co., LLC/Chevron Phillips Chemical Co. LP, 1.700%, 5/1/18(b)	$399,611
250,000	Columbia Pipeline Group, Inc., 2.450%, 6/1/18	251,489
500,000	Enbridge Energy Partners LP, Series B, 6.500%, 4/15/18	530,457
385,000	Energy Transfer Partners LP, 6.125%, 2/15/17	390,834
326,000	EnLink Midstream Partners LP, 2.700%, 4/1/19	323,854
500,000	Enterprise Products Operating, LLC, 1.650%, 5/7/18	500,181
375,000	Magellan Midstream Partners LP, 5.650%, 10/15/16	375,417
400,000	National Oilwell Varco, Inc., 1.350%, 12/1/17	398,316
100,000	Noble Holding International, Ltd., 2.500%, 3/15/17	99,000
400,000	Pioneer Natural Resources Co., 7.500%, 1/15/20	462,759
450,000	Schlumberger Holdings Corp., 2.350%, 12/21/18(b)	458,402
425,000	Shell International Finance BV, 1.875%, 5/10/21	425,451
260,000	Spectra Energy Capital, LLC, 6.200%, 4/15/18	275,011
425,000	Western Gas Partners LP, 2.600%, 8/15/18	425,318

		5,516,880

	Food & Staples Retailing — 0.5%
250,000	CVS Health Corp., 2.125%, 6/1/21	252,537
175,000	Reynolds American, Inc., 2.300%, 6/12/18	177,545

		430,082

	Food, Beverage & Tobacco — 2.3%
415,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 2/1/21	428,237
215,000	Cott Beverages, Inc., 6.750%, 1/1/20	224,137
500,000	Ingredion, Inc., 1.800%, 9/25/17	501,091
450,000	Kraft Heinz Foods Co., 2.000%, 7/2/18	454,152
392,000	Reynolds American, Inc., 3.250%, 6/12/20	412,411

		2,020,028

	Health Care Equipment & Services — 2.7%
425,000	Aetna, Inc., 1.900%, 6/7/19	428,900
450,000	Boston Scientific Corp., 2.650%, 10/1/18	460,301
475,000	Humana, Inc., 7.200%, 6/15/18	519,827
375,000	Stryker Corp., 2.625%, 3/15/21	386,552
500,000	Zimmer Biomet Holdings, Inc., 2.000%, 4/1/18	503,341

		2,298,921

	Insurance — 7.2%
375,000	Alleghany Corp., 5.625%, 9/15/20	414,941
400,000	Chubb INA Holdings, Inc., 2.300%, 11/3/20	410,400
400,000	Citizens Bank NA, BKNT, 2.300%, 12/3/18	404,622
350,000	Guardian Life Global Funding, 2.000%, 4/26/21(b)	353,106
645,000	Jackson National Life Global Funding, 2.300%, 4/16/19(b)	656,204
500,000	Lloyds Bank PLC, 1.750%, 3/16/18	500,287
445,000	MUFG Union Bank NA, 2.625%, 9/26/18	453,265
425,000	New York Life Global Funding, 2.000%, 4/13/21(b)	428,902
375,000	PACCAR Financial Corp., MTN, 1.450%, 3/9/18	376,952
500,000	Pricoa Global Funding I, 2.200%, 5/16/19(b)	509,279

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Insurance — (continued)
$350,000	Principal Financial Group, Inc., 1.850%, 11/15/17	$351,941
570,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	580,237
450,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/18(b)	453,905
350,000	Sirius International Group, Ltd., 6.375%, 3/20/17(b)	355,545

		6,249,586

	Materials — 0.6%
250,000	Air Liquide Finance SA, 1.375%, 9/27/19(b)	249,991
295,000	Glencore Finance Canada, Ltd., 2.700%, 10/25/17(b)	295,443

		545,434

	Media — 1.0%
400,000	Interpublic Group of Cos., Inc. (The), 2.250%, 11/15/17	401,726
400,000	Omnicom Group, Inc., 6.250%, 7/15/19	449,195

		850,921

	Pharmaceuticals, Biotechnology & Life Sciences — 1.9%
250,000	AbbVie, Inc., 2.300%, 5/14/21	252,171
450,000	Actavis Funding SCS, 2.350%, 3/12/18	454,640
100,000	Actavis Funding SCS, 3.000%, 3/12/20	103,090
425,000	Shire Acquisitions Investments Ireland DAC, 2.400%, 9/23/21	425,535
250,000	Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 7/19/19	249,434
200,000	Teva Pharmaceutical Finance Netherlands III BV, 2.200%, 7/21/21	199,246

		1,684,116

	Real Estate — 4.4%
400,000	American Tower Corp., REIT, 5.050%, 9/1/20	442,230
250,000	Essex Portfolio LP, REIT, 5.500%, 3/15/17	254,321
465,000	iStar, Inc., REIT, 4.000%, 11/1/17	466,163
450,000	Kimco Realty Corp., REIT, MTN, 4.300%, 2/1/18	463,025
500,000	Simon Property Group LP, REIT, 1.500%, 2/1/18(b)	501,547
525,000	Ventas Realty LP/Ventas Capital Corp., REIT, 4.000%, 4/30/19	551,541
600,000	WEA Finance, LLC/Westfield UK & Europe Finance PLC, 1.750%, 9/15/17(b)	601,087
525,000	Welltower Inc., REIT, 4.700%, 9/15/17	540,661

		3,820,575

	Retailing — 0.5%
400,000	Dollar General Corp., 1.875%, 4/15/18	402,341

	Software & Services — 1.0%
250,000	Microsoft Corp., 1.100%, 8/8/19	249,203
200,000	Microsoft Corp., 1.550%, 8/8/21	199,183
400,000	Visa, Inc., 2.200%, 12/14/20	410,228

		858,614

	Telecommunication Services — 1.7%
400,000	AT&T, Inc., 2.450%, 6/30/20	407,390

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Telecommunication Services — (continued)
$1,000,000	Verizon Communications, Inc., 2.550%, 6/17/19	$1,028,730

		1,436,120

	Utilities — 1.4%
600,000	American Electric Power Co., Inc., 1.650%, 12/15/17	601,132
500,000	CMS Energy Corp., 8.750%, 6/15/19	591,444

		1,192,576

	Total Corporate Bonds (Cost $53,351,197)	53,617,184

FOREIGN GOVERNMENT BOND — 0.5%

	Columbia — 0.5%
400,000	Colombia Government International Bond, 7.375%, 1/27/17	407,400

	Total Foreign Government Bond (Cost $407,520)	407,400

MUNICIPAL BONDS — 2.0%

	California — 0.7%
575,000	University Of California Revenue, Refunding, Taxable, Series AS, 1.490%, 5/15/20	576,196

	Hawaii — 0.5%
445,000	Hawaii State Highway Revenue, Refunding, Taxable, Series C, 1.600%, 1/1/18	449,539

	Puerto Rico — 0.4%
325,000	Puerto Rico Municipal Finance Agency, Public Improvements, G.O., Series A, Callable 11/7/16 @ 100 (AGM, Government GTD), 5.250%, 8/1/18	329,644

	Washington — 0.4%
390,000	Providence Health & Services Obligated Group Revenue, Taxable, 1.796%, 10/1/17(a)	391,033

	Total Municipal Bonds (Cost $1,735,050)	1,746,412

U.S. GOVERNMENT AGENCIES — 1.5%

	Federal Home Loan Bank — 1.5%
1,250,000	1.125%, 9/14/18	1,255,470

	Total U.S. Government Agencies (Cost $1,255,527)	1,255,470

Principal Amount		Fair Value
U.S. TREASURY NOTE — 4.1%

$1,246,100	1.750%, 10/31/20	$1,278,859
2,250,000	1.375%, 5/31/21	2,274,345

	Total U.S. Treasury Note (Cost $3,535,683)	3,553,204

Shares
MONEY MARKET FUND — 1.4%

1,169,276	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(c)	1,169,276

	Total Money Market Fund (Cost $1,169,276)	1,169,276

Total Investments — 100.2% (Cost $86,815,518)		86,734,930
Net Other Assets (Liabilities) — (0.2)%		(143,082)

NET ASSETS — 100.0%		$86,591,848

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2016. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

GTD — Guaranteed

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 1.3%

	Asset Backed Securities — 1.3%
$238,292	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35	$248,080
105,561	United States Small Business Administration, Series 2015-20H, Class 1, 2.820%, 8/1/35	109,488

	Total Asset Backed Securities (Cost $343,853)	357,568

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.7%

687,171	Fannie Mae, Series 2010-129, Class NA, 3.500%, 3/25/25	713,804
273,802	Freddie Mac, Series 3644, Class BA, 4.500%, 2/15/29	278,875

	Total Collateralized Mortgage Obligations (Cost $977,190)	992,679

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%

140,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K049, Class A2, 3.010%, 7/25/25	150,384

	Total Commercial Mortgage-Backed Securities (Cost $143,485)	150,384

CORPORATE BONDS — 5.2%

	Automobiles & Components — 0.7%
180,000	American Honda Finance Corp., MTN, 1.700%, 2/22/19	181,531

	Banks — 2.3%
200,000	Lloyds Bank PLC, 2.050%, 1/22/19	200,840
200,000	State Street Corp., 2.550%, 8/18/20	207,422
200,000	Wells Fargo & Co., GMTN, 2.600%, 7/22/20	204,058

	Diversified Financials — 2.2%
500,000	Morgan Stanley, 2.125%, 4/25/18	504,203
100,000	National Rural Utilities Cooperative Finance Corp., MTN, 0.950%, 4/24/17	99,877

	Total Corporate Bonds (Cost $1,372,090)	1,397,931

MORTGAGE-BACKED SECURITIES — 8.1%

	Fannie Mae — 3.9%
859,265	3.585%, 9/1/20, Pool #FN0000	921,598
104,016	5.500%, 1/1/33, Pool #678321	117,089

		1,038,687

	Freddie Mac — 3.7%
437,617	4.000%, 12/1/35, Pool #C91860	475,216
468,237	3.500%, 6/1/36, Pool #C91875	499,235

		974,451

	Ginnie Mae — 0.5%
139,762	5.000%, 11/20/38, Pool #4283	144,260

	Total Mortgage-Backed Securities (Cost $2,061,538)	2,157,398

Principal Amount		Fair Value
MUNICIPAL BONDS — 0.8%

	New York — 0.6%
$ 150,000	New York, NY, Public Improvements, Taxable, G.O., Series A-1, 3.823%, 10/1/16	$150,013

	Texas — 0.2%
60,000	Bexar County, TX, Build America Bonds, Public Improvements G.O., Taxable, Series C, Callable 6/15/19 @ 100, 6.628%, 6/15/39	68,198

	Total Municipal Bonds (Cost $218,389)	218,211

U.S. GOVERNMENT AGENCIES — 25.5%

	Fannie Mae — 8.3%
1,000,000	6.250%, 5/15/29	1,443,820
500,000	7.125%, 1/15/30	781,586

		2,225,406

	Federal Farm Credit Bank — 12.8%
3,000,000	4.670%, 2/27/18	3,159,042
250,000	3.480%, 9/11/30	252,396

		3,411,438

	Freddie Mac — 4.4%
500,000	4.875%, 6/13/18	534,069
100,000	1.000%, 4/28/20, STEP	100,005
500,000	2.375%, 1/13/22	526,519

		1,160,593

	Total U.S. Government Agencies (Cost $6,371,848)	6,797,437

U.S. TREASURY NOTES — 52.5%

2,000,000	0.625%, 10/15/16	2,000,324
1,000,000	3.000%, 2/28/17	1,010,773
1,027,000	0.125%, 4/15/19(a)	1,044,484
250,000	1.250%, 4/30/19	252,568
1,000,000	2.125%, 8/31/20	1,040,430
1,000,000	2.000%, 2/28/21	1,037,148
1,000,000	3.125%, 5/15/21	1,088,047
500,000	1.625%, 8/15/22	509,024
750,000	2.000%, 2/15/23	779,121
1,135,000	2.750%, 2/15/24	1,238,480
1,016,010	0.250%, 1/15/25(a)	1,034,839
500,000	2.125%, 5/15/25	522,735
500,000	2.000%, 8/15/25	517,422
500,000	2.250%, 11/15/25	527,813
363,741	2.000%, 1/15/26(a)	427,228
1,000,000	1.625%, 2/15/26	1,001,719

	Total U.S. Treasury Notes (Cost $13,809,582)	14,032,155

Shares
MONEY MARKET FUND — 2.2%

586,710	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(b)	586,710

	Total Money Market Fund (Cost $586,710)	586,710

Continued

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Fair Value
Total Investments — 99.9% (Cost $25,884,685)	$26,690,473
Net Other Assets (Liabilities) — 0.1%	25,412

NET ASSETS — 100.0%	$26,715,885

(a)	Inflation protection security. Principal amount periodically adjusted for inflation.
(b)	Represents the current yield as of report date.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN - Medium Term Note

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 14.8%

$1,835,000	Aegis Asset Backed Securities Trust 2005-5, Series 2005-5, Class 1A4, 0.875%, 12/25/35(a)	$1,662,426
3,815,000	American Express Credit Account Master Trust, Series 2013-1, Class A, 0.944%, 2/16/21(a)	3,828,232
3,000,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class B, 1.870%, 12/9/19	3,013,193
4,120,000	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class B, 1.880%, 3/9/20	4,140,998
4,000,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.800%, 10/8/21	4,008,546
835,350	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 0.865%, 11/25/35(a)	815,800
1,061,000	BA Credit Card Trust, Series 2014-A1, Class A, 0.904%, 6/15/21(a)	1,064,774
2,320,000	Bear Stearns Asset Backed Securities I Trust, Series 2004-BO1, Class M5, 1.925%, 10/25/34(a)	2,354,320
4,715,000	Capital One Multi-Asset Execution Trust, Series 2007-A5, Class A5, 0.564%, 7/15/20(a)	4,710,779
8,679,000	Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1, 0.974%, 2/15/22(a)	8,732,129
990,699	CarMax Auto Owner Trust, Series 2013-2, Class A4, 0.840%, 11/15/18	989,541
7,370,000	Carmax Auto Owner Trust, Series 2016-3, Class A3, 1.390%, 5/17/21	7,390,366
3,265,000	Chase Issuance Trust, Series 2016-A1, Class A, 0.934%, 5/17/21(a)	3,278,997
7,340,000	Chase Issuance Trust, Series 2016-A4, Class A4, 1.490%, 7/15/22	7,364,462
2,478,000	Chase Issuance Trust, Series 2014-A2, Class A2, 2.770%, 3/15/23	2,615,158
3,280,256	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.432%, 6/25/37	3,378,304
3,210,000	Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.120%, 12/15/21	3,278,428
6,360,000	Encore Credit Receivables Trust, Series 2005-4, Class M2, 0.965%, 1/25/36(a)	6,060,702
6,034,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/26(b)	6,169,042
4,200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.120%, 7/15/26(b)	4,271,277
1,600,000	GSAMP Trust 2006-SEA1, Series 2006-SEA1, Class M1, 1.025%, 5/25/36(a)(b)	1,527,474
3,000,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.995%, 6/25/35(a)	2,851,016
1,191,084	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.725%, 1/25/36(a)	1,155,467
1,172,839	New Century Home Equity Loan Trust, Series 2003-4, Class M1, 1.650%, 10/25/33(a)	1,136,475
3,550,000	Park Place Securities, Inc., Series 2005-WHQ2, Class M2, 1.215%, 5/25/35(a)	3,398,799
83,070	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 1.275%, 3/25/35(a)	83,088
2,680,000	RAMP Trust, Series 2005-RZ4, Class M2, 1.025%, 11/25/35(a)	2,549,550
4,500,000	Santander Drive Auto Receivables Trust, Series 2014- 5, Class B, 1.760%, 9/16/19	4,512,395
2,418,000	Santander Drive Auto Receivables Trust, Series 2015-3, Class B, 2.070%, 4/15/20	2,434,512

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)

$7,910,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.260%, 6/15/20	$7,980,613
3,675,351	Saxon Asset Securities Trust, Series 2004-3, Class M1, 1.425%, 12/26/34(a)	3,386,053
2,953,787	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 0.845%, 10/25/35(a)	2,926,977
3,694,644	United States Small Business Administration, Series 2015-20H, Class 1, 2.820%, 8/1/35	3,832,080

	Total Asset Backed Securities (Cost $115,525,825)	116,901,973

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.6%

552,773	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 2.961%, 4/25/35(a)	534,274
634,260	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	665,780
2,522,890	Banc of America Funding Trust, Series 2005-B, Class 3A1, 0.762%, 4/20/35(a)	2,388,318
835,537	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	860,350
156,731	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	158,038
119,562	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	123,322
690,200	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	737,927
196,318	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	195,255
62,133	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	62,038
558,581	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	598,589
6,249	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	6,304
1,029,132	Fannie Mae, Series 2013-133, Class AV, 4.000%, 12/25/26	1,124,896
1,995,389	Fannie Mae, Series 2014-39, Class VP, 3.000%, 8/25/27	2,112,696
2,664,718	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41(c)	2,987,395
3,814,111	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(a)(b)	3,899,093
1,458,598	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	1,580,341
2,805,932	Freddie Mac, Series 4387, Class VM, 4.000%, 11/15/25	3,049,344
1,942,706	Freddie Mac, Series 4287, Class V, 4.500%, 10/15/26	2,188,033
377,541	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	417,132
2,846,069	Freddie Mac, Series 4331, Class V, 4.000%, 11/15/28	3,120,809
1,501,153	Freddie Mac, Series 3632, Class PK, 5.000%, 2/15/40	1,661,101
3,180,207	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	3,381,625

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$1,930,001	Freddie Mac, Series 4328, Class KD, 3.000%, 8/15/43	$2,026,744
778,665	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	842,921
773,157	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	785,755
752,872	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	747,371
152,603	MASTR Asset Securitization Trust, Series 2003-4, Class 5A1, 5.500%, 5/25/33	155,612
205,131	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	205,040
480,391	PHHMC Trust, Series 2007-6, Class A1, 5.438%, 12/18/37(a)	480,763
30,647	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(a)	31,080
854,293	RAAC Trust, Series 2004-SP1, Class AI3, STEP, 6.118%, 3/25/34	870,589
806,688	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	842,321
399,951	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 2.944%, 12/25/34(a)	388,197
1,032,082	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	1,036,751
862,878	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.949%, 6/25/34(a)	857,511
234,858	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A2, 5.000%, 5/25/35	236,622
130,229	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A1, 5.000%, 5/25/35	130,765
90,216	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	92,175
747,690	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 2.863%, 1/25/35(a)	746,348
249,899	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	251,747
1,480,474	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 3.070%, 10/25/35(a)	1,492,112
159,967	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	165,222

	Total Collateralized Mortgage Obligations (Cost $43,204,014)	44,238,306

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.0%

52,522	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.889%, 7/10/44(a)	52,454
2,945,183	Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4, 5.492%, 2/10/51	3,013,328
447,809	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.527%, 11/10/42(a)	447,374
228,594	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	227,635

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$4,580,857	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)(c)	$4,558,995
2,500,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM, 5.835%, 9/11/42(a)	2,582,411
1,933,899	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 6/11/50	1,991,870
1,223,872	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	1,229,097
1,575,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.900%, 12/10/49(a)	1,603,564
1,000,000	COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class AM, 3.912%, 5/15/45	1,080,033
3,545,000	COMM Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	3,949,481
4,050,000	COMM Mortgage Trust, Series 2006-C8, Class AM, 5.347%, 12/10/46	4,066,259
892,000	COMM Mortgage Trust, Series 2014-CR16, Class A4, 4.051%, 4/10/47	991,338
1,208,000	COMM Mortgage Trust, Series 2014-LC17, Class A5, 3.917%, 10/10/47	1,334,659
1,344,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	1,458,408
2,221,273	COMM Mortgage Trust, Series 2007-C9, Class A4, 6.007%, 12/10/49(a)	2,272,947
1,500,000	Commercial Mortgage Loan Trust, Series 2008-LS1, Class ASM, 6.296%, 12/10/49(a)	1,539,559
1,010,876	Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A4, 6.134%, 9/15/39(a)	1,033,836
2,085,473	Credit Suisse Commercial Mortgage Trust Series 2007-C3, Series 2007-C3, Class A4, 5.881%, 6/15/39(a)	2,107,228
1,416,000	Credit Suisse Commercial Mortgage Trust Series 2008-C1, Series 2008-C1, Class A3, 6.267%, 2/15/41(a)	1,456,869
1,900,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class C, 5.884%, 11/10/46(a)(b)	2,159,116
2,524,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	2,787,657
184,749	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Series 2006-LDP9, Class A3, 5.336%, 5/15/47	184,778
1,680,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Series 2013-C10, Class AS, 3.372%, 12/15/47	1,761,312
1,397,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	1,546,881
4,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class B, 5.951%, 6/15/43(b)	4,330,730
596,526	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	596,070
4,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(a)(b)	4,426,292
795,793	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	799,574

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$1,730,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.368%, 9/15/45(a)	$1,804,945
4,797,915	Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4, 5.690%, 2/12/51	4,936,378
1,680,000	Merrill Lynch Mortgage Trust, Series 2008-C1, Class AM, 6.472%, 2/12/51(a)	1,764,777
1,459,167	ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.069%, 8/12/49(a)	1,490,996
6,852,836	ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.810%, 6/12/50(a)	6,967,402
660,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	733,734
1,950,000	Morgan Stanley Capital I Trust, Series 2007-T27, Class AM, 5.818%, 6/11/42(a)	1,992,530
3,805,273	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.477%, 1/11/43(a)	3,982,968
2,355,000	Morgan Stanley Capital I Trust, Series 2008-T29, Class AM, 6.477%, 1/11/43(a)	2,460,772
4,000,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class B, 5.601%, 9/15/47(a)(b)	4,504,021
640,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class C, 5.601%, 9/15/47(a)(b)	718,605
4,535,000	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A5, 5.696%, 4/15/49(a)	4,612,436
2,879,838	Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 6.103%, 6/11/49(a)	2,956,560
2,000,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2, 4.393%, 11/15/43(b)	2,182,714
2,306,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	2,544,546
825,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(a)(b)	917,971
2,000,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(a)(b)	2,222,688
1,000,000	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 3/15/44(b)	1,096,896
1,250,000	WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	1,341,454
3,716,000	WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	4,050,038
1,008,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	1,110,876

	Total Commercial Mortgage-Backed Securities (Cost $112,002,497)	109,983,062

CORPORATE BONDS — 37.2%

	Automobiles & Components — 1.7%
1,875,000	Daimler Finance North America, LLC, 1.600%, 8/3/17(b)	1,879,149
1,556,000	Ford Motor Co., 7.450%, 7/16/31	2,058,115
2,915,000	Ford Motor Credit Co., LLC, 1.483%, 3/27/17(a)	2,917,195
3,100,000	General Motors Financial Co., Inc., 3.200%, 7/13/20	3,174,239
1,233,000	Hyundai Capital America, 2.400%, 10/30/18(b)	1,250,126
1,633,000	Lear Corp., 5.375%, 3/15/24	1,753,434

		13,032,258

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Banks — 7.9%
$1,800,000	Athene Global Funding, 2.875%, 10/23/18(b)	$1,795,963
1,839,000	Bank of America Corp., 1.720%, 1/15/19(a)	1,850,788
4,035,000	Bank of America Corp., MTN, 6.875%, 4/25/18	4,353,192
1,572,000	Bank of America Corp., MTN, 5.875%, 2/7/42	2,049,423
1,874,000	Bank of America Corp., Series K, 8.000%, 7/29/49(a)	1,911,480
1,993,000	Bank of Nova Scotia (The), BKNT, 2.450%, 3/22/21	2,041,261
1,950,000	CIT Group, Inc., 4.250%, 8/15/17	1,986,563
2,500,000	Citigroup, Inc., 2.517%, 5/15/18(a)	2,539,285
2,031,000	Citigroup, Inc., 4.400%, 6/10/25	2,150,405
1,815,000	Credit Suisse, MTN, 3.625%, 9/9/24	1,894,237
1,412,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35(c)	1,584,779
2,337,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/1/37	2,975,725
2,785,000	Huntington National Bank (The), 2.000%, 6/30/18	2,806,960
5,111,000	JPMorgan Chase & Co., 3.875%, 9/10/24	5,380,728
1,597,000	JPMorgan Chase & Co., Series 1, 7.900%, 12/29/49(a)	1,640,918
2,000,000	KeyBank NA, BKNT, 2.500%, 12/15/19	2,051,008
1,798,000	Mitsubishi UFJ Financial Group, Inc., 2.950%, 3/1/21	1,851,268
3,560,000	Morgan Stanley, 4.300%, 1/27/45	3,810,749
4,588,000	Morgan Stanley, GMTN, 6.625%, 4/1/18(c)	4,915,950
500,000	PNC Bank NA, BKNT, 4.875%, 9/21/17	515,786
1,007,000	PNC Bank NA, BKNT, 6.000%, 12/7/17(c)	1,059,423
1,505,000	Prudential Financial, Inc., 8.875%, 6/15/38(a)(c)	1,670,550
1,670,000	Royal Bank of Canada, GMTN, 2.200%, 7/27/18	1,693,500
2,592,000	Toronto-Dominion Bank (The), 1.467%, 8/13/19(a)	2,603,226
1,226,000	Toronto-Dominion Bank (The), 3.625%, 9/15/31(a)	1,229,381
1,595,000	Wachovia Corp., 5.500%, 8/1/35	1,856,688
1,856,000	Wells Fargo & Co., 1.256%, 9/14/18(a)	1,852,722

		62,071,958

	Capital Goods — 0.9%
1,066,000	Fortive Corp., 4.300%, 6/15/46(b)	1,140,845
1,599,000	General Electric Co., Series D, 5.000%, 12/29/49(a)	1,700,457
1,478,000	LSB Industries, Inc., STEP, 8.500%, 8/1/19	1,485,390
1,769,000	Masco Corp., 4.375%, 4/1/26	1,861,873
1,245,000	SBA Tower Trust, 2.898%, 10/15/19(b)	1,262,496

		7,451,061

	Commercial & Professional Services — 0.6%
1,400,000	Republic Services, Inc., 3.550%, 6/1/22	1,504,355
1,560,000	Verisk Analytics, Inc., 5.800%, 5/1/21(c)	1,780,386
1,335,000	Waste Management, Inc., 4.100%, 3/1/45	1,462,897

		4,747,638

	Consumer Services — 0.2%
1,212,000	Carnival Corp., 3.950%, 10/15/20	1,310,149

	Diversified Financials — 2.7%
1,928,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.250%, 7/1/20	2,000,300
2,230,000	Ally Financial, Inc., 3.600%, 5/21/18	2,263,450

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Diversified Financials — (continued)
$1,545,000	Ares Finance Co., LLC, 4.000%, 10/8/24(b)	$1,496,872
1,500,000	Berkshire Hathaway, Inc., 2.750%, 3/15/23	1,558,777
2,292,000	Capital One Financial Corp., 3.200%, 2/5/25	2,336,407
974,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39(c)	1,467,110
3,366,000	Goldman Sachs Group, Inc. (The), 1.875%, 4/23/20(a)	3,386,889
2,052,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	2,683,142
1,900,000	Morgan Stanley, 5.000%, 11/24/25	2,119,830
1,670,000	National Rural Utilities Cooperative Finance Corp., 4.750%, 4/30/43(a)	1,695,584

		21,008,361

	Energy — 3.3%
1,865,000	Apache Corp., 4.750%, 4/15/43	1,905,584
2,090,000	Buckeye Partners LP, 4.150%, 7/1/23	2,128,974
1,760,000	Energy Transfer Partners LP, 4.750%, 1/15/26	1,818,346
654,000	EnLink Midstream Partners LP, 2.700%, 4/1/19	649,694
1,330,000	EnLink Midstream Partners LP, 5.050%, 4/1/45	1,177,344
1,180,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41(c)	1,366,785
2,100,000	Hess Corp., 4.300%, 4/1/27	2,116,351
1,754,000	Magellan Midstream Partners LP, 6.550%, 7/15/19	1,964,668
570,000	Noble Holding International, Ltd., 2.500%, 3/15/17	564,300
856,000	NuStar Logistics LP, 8.150%, 4/15/18(c)	924,480
1,577,000	Phillips 66, 5.875%, 5/1/42	1,978,876
1,734,000	Pioneer Natural Resources Co., 3.950%, 7/15/22	1,845,212
1,629,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 7/15/21	1,685,763
1,868,000	Shell International Finance BV, 4.550%, 8/12/43	2,060,419
1,536,000	Spectra Energy Capital, LLC, 8.000%, 10/1/19	1,772,673
2,337,000	Williams Partners LP, 3.900%, 1/15/25	2,332,127

		26,291,596

	Food & Staples Retailing — 0.3%
2,013,000	Reynolds American, Inc., 5.850%, 8/15/45	2,617,117

	Food, Beverage & Tobacco — 1.3%
1,351,000	Altria Group, Inc., 5.375%, 1/31/44	1,700,950
2,500,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	2,974,453
1,675,000	Constellation Brands, Inc., 4.750%, 11/15/24	1,813,187
1,812,000	Cott Beverages, Inc., 6.750%, 1/1/20	1,889,010
1,915,000	Kraft Heinz Foods Co., 3.000%, 6/1/26	1,930,278

		10,307,878

	Health Care Equipment & Services — 0.9%
1,754,000	Boston Scientific Corp., 3.375%, 5/15/22	1,844,513
1,133,000	Humana, Inc., 4.950%, 10/1/44	1,257,622
2,458,000	Medtronic, Inc., 4.375%, 3/15/35	2,785,361
1,300,000	UnitedHealth Group, Inc., 2.700%, 7/15/20	1,350,752

		7,238,248

	Insurance — 5.9%
1,570,000	ACE INA Holdings, Inc., 4.350%, 11/3/45	1,814,724
1,857,000	Allied World Assurance Co. Holdings, Ltd., 4.350%, 10/29/25	1,942,883

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Insurance — (continued)
$1,051,000	American Financial Group, Inc., 3.500%, 8/15/26	$1,051,465
1,624,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	1,727,525
2,892,000	CBRE Services, Inc., 5.250%, 3/15/25	3,099,648
1,315,000	Dai-ichi Life Insurance Co., Ltd. (The), 5.100%, 10/29/49(a)(b)	1,440,057
1,570,000	Horace Mann Educators Corp., 4.500%, 12/1/25	1,632,260
1,680,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(b)	1,709,640
1,275,000	Liberty Mutual Group, Inc., 7.800%, 3/15/37(b)	1,491,750
1,081,000	Loews Corp., 3.750%, 4/1/26	1,148,208
870,000	Massachusetts Mutual Life Insurance Co., 8.875%, 6/1/39(b)	1,369,086
1,750,000	Meiji Yasuda Life Insurance Co., 5.200%, 10/20/45(a)(b)	1,968,750
1,000,000	MetLife, Inc., 7.717%, 2/15/19	1,144,243
987,000	Nationwide Mutual Insurance Co., 9.375%, 8/15/39(b)	1,556,188
1,655,000	Nippon Life Insurance Co., 5.100%, 10/16/44(a)(b)	1,824,803
1,000,000	Ohio National Life Insurance Co., 6.875%, 6/15/42(b)	1,238,878
1,650,000	Old Republic International Corp., 4.875%, 10/1/24	1,784,125
1,447,000	Pacific LifeCorp, 5.125%, 1/30/43(b)	1,578,474
1,065,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	1,084,127
1,450,000	Royal Bank of Scotland Group PLC, 4.700%, 7/3/18	1,489,317
1,895,000	Sirius International Group, Ltd., 6.375%, 3/20/17(b)	1,925,022
1,735,000	Symetra Financial Corp., 4.250%, 7/15/24	1,801,254
3,140,000	TIAA Asset Management Finance Co., LLC, 2.950%, 11/1/19(b)	3,235,425
1,380,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	1,900,381
1,100,000	Validus Holdings, Ltd., 8.875%, 1/26/40	1,536,700
1,652,000	Ventas Realty LP, REIT, 5.700%, 9/30/43	1,990,192
1,883,000	XLIT, Ltd., 4.450%, 3/31/25	1,911,375

		46,396,500

	Materials — 0.7%
1,753,000	Glencore Funding, LLC, 1.739%, 4/16/18(a)(b)	1,733,279
1,950,000	International Paper Co., 4.400%, 8/15/47	1,971,971
1,820,000	West Fraser Timber Co., Ltd., 4.350%, 10/15/24(b)	1,748,909

		5,454,159

	Media — 1.3%
1,393,000	21st Century Fox America, Inc., 5.400%, 10/1/43	1,658,822
1,920,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 6.484%, 10/23/45(b)	2,321,898
2,365,000	Comcast Corp., 4.200%, 8/15/34	2,615,004
1,830,000	Interpublic Group of Cos., Inc. (The), 4.200%, 4/15/24	1,965,222
1,620,000	Time Warner, Inc., 4.850%, 7/15/45	1,810,933

		10,371,879

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — 1.0%
$2,925,000	Actavis Funding SCS, 3.800%, 3/15/25	$3,095,685
1,195,000	Johnson & Johnson, 3.700%, 3/1/46	1,331,645
1,730,000	Quintiles Transnational Corp., 4.875%, 5/15/23(b)	1,777,575
1,589,000	Shire Acquisitions Investments Ireland DAC, 3.200%, 9/23/26	1,597,547

		7,802,452

	Real Estate — 4.0%
2,175,000	Alexandria Real Estate Equities, Inc., REIT, 2.750%, 1/15/20	2,207,897
1,137,000	American Tower Corp., REIT, 5.050%, 9/1/20(c)	1,257,038
1,203,000	Brixmor Operating Partnership LP, REIT, 4.125%, 6/15/26	1,246,747
103,000	Care Capital Properties LP, REIT, 5.125%, 8/15/26(b)	102,983
1,600,000	Crown Castle International Corp., REIT, 4.450%, 2/15/26	1,757,238
1,849,000	CubeSmart LP, REIT, 4.800%, 7/15/22	2,058,564
739,000	Duke Realty LP, REIT, 3.250%, 6/30/26	755,446
1,730,000	Goodman Australia Industrial Fund Bond Issuer Pty, Ltd., REIT, 3.400%, 9/30/26(b)	1,738,970
1,275,000	Goodman Funding Pty, Ltd., REIT, 6.375%, 11/12/20(b)	1,477,190
2,136,000	HCP, Inc., REIT, 4.000%, 6/1/25	2,193,281
1,976,000	Healthcare Trust of America Holdings LP, REIT, 3.700%, 4/15/23	2,044,366
1,622,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%, 10/15/23	1,642,705
1,560,000	iStar, Inc., REIT, 4.000%, 11/1/17	1,563,900
1,872,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	2,003,931
1,331,000	Kimco Realty Corp., REIT, 3.400%, 11/1/22	1,402,185
1,565,000	Prologis LP, 3.750%, 11/1/25	1,683,721
1,473,000	Simon Property Group LP, REIT, 10.350%, 4/1/19(c)	1,758,436
2,501,000	Spirit Realty LP, REIT, 4.450%, 9/15/26(b)	2,484,418
1,350,000	WEA Finance, LLC / Westfield UK & Europe Finance PLC, 4.750%, 9/17/44(b)	1,459,185
709,000	Weingarten Realty Investors, REIT, 3.250%, 8/15/26	709,756

		31,547,957

	Retailing — 0.7%
1,642,000	Dollar General Corp., 3.250%, 4/15/23	1,695,230
1,291,000	The Home Depot, Inc., 5.875%, 12/16/36	1,770,708
2,027,000	O’Reilly Automotive, Inc., 3.550%, 3/15/26	2,148,809

		5,614,747

	Software & Services — 0.5%
1,709,000	First Data Corp., 5.000%, 1/15/24(b)	1,734,635
1,673,000	Microsoft Corp., 4.750%, 11/3/55	1,932,451

		3,667,086

	Telecommunication Services — 1.4%
1,813,000	AT&T, Inc., 3.000%, 6/30/22	1,863,960
1,130,000	British Telecommunications PLC, 9.375%, 12/15/30	1,829,308
1,185,000	Crown Castle Towers, LLC, 6.113%, 1/15/20(b)	1,313,276
1,710,000	Level 3 Financing, Inc., 5.625%, 2/1/23	1,776,263

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Telecommunication Services — (continued)
$3,391,000	Verizon Communications, Inc., 6.550%, 9/15/43	$4,584,920

		11,367,727

	Transportation — 0.8%
1,619,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	1,949,053
1,655,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.875%, 7/11/22(b)	1,846,808
2,100,000	Ryder System, Inc., MTN, 2.500%, 5/11/20	2,127,166

		5,923,027

	Utilities — 1.1%
2,275,000	CMS Energy Corp., 4.700%, 3/31/43	2,600,427
1,872,000	Georgia Power Co., 4.300%, 3/15/42	2,039,039
1,650,000	Indiana Michigan Power Co., Series K, 4.550%, 3/15/46	1,857,067
1,903,000	Progress Energy, Inc., 3.150%, 4/1/22	1,993,282

		8,489,815

	Total Corporate Bonds (Cost $280,270,966)	292,711,613

MORTGAGE-BACKED SECURITIES — 10.4%

	Fannie Mae — 6.7%
18,561	5.000%, 8/1/20, Pool #832058	19,072
118,551	6.000%, 7/1/22, Pool #944967	123,677
101,507	5.000%, 9/1/25, Pool #255892	112,646
1,266,509	4.000%, 2/1/32, Pool #MA0977	1,371,650
2,961,143	4.000%, 6/1/34, Pool #MA1922	3,206,867
2,759,463	3.500%, 11/1/34, Pool #MA2077	2,934,802
89,256	6.500%, 1/1/35, Pool #809198	102,811
2,842,763	4.000%, 3/1/35, Pool #MA2211	3,083,720
52,522	7.000%, 6/1/35, Pool #255820	60,178
170,444	6.500%, 3/1/36, Pool #866062	207,671
115,138	6.500%, 7/1/36, Pool #885493	132,624
1,205,513	5.500%, 8/1/37, Pool #995082	1,372,584
695,827	4.500%, 10/1/39, Pool #AC2645	763,709
560,702	5.000%, 6/1/40, Pool #AD4927	623,889
389,174	5.000%, 6/1/40, Pool #AD8718	432,200
1,540,979	4.500%, 12/1/40, Pool #AH1100	1,690,422
1,119,917	4.500%, 5/1/41, Pool #AI1023	1,226,771
679,854	4.500%, 11/1/41, Pool #AJ4994	746,590
1,111,194	4.500%, 12/1/41, Pool #AJ7696	1,221,691
2,281,089	3.500%, 6/1/42, Pool #AB5373	2,418,724
3,285,447	3.500%, 5/1/43, Pool #AB9368	3,474,016
1,973,828	3.500%, 5/1/43, Pool #AL3605	2,118,038
3,271,095	3.500%, 8/1/43, Pool #AU0613	3,499,257
1,716,413	4.500%, 11/1/44, Pool #MA2100	1,880,180
3,380,650	4.500%, 1/1/45, Pool #MA2158	3,710,470
5,665,724	4.000%, 3/1/45, Pool #MA2217(c)	6,086,711
3,431,325	4.000%, 6/1/46, Pool #MA2653	3,696,588
5,931,006	4.500%, 7/1/46, Pool #AS7568	6,515,480

		52,833,038

	Freddie Mac — 3.5%
112,721	5.500%, 10/1/21, Pool #G12425	121,026
101,197	5.000%, 12/1/21, Pool #J04025	103,955
162,861	5.000%, 7/1/25, Pool #C90908	180,341
448,160	2.500%, 1/1/28, Pool #J22069	465,378
1,817,844	3.500%, 7/1/30, Pool #G18562	1,923,285
297,518	4.000%, 11/1/31, Pool #C91410	319,623

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — (continued)
$ 140,610	5.000%, 3/1/36, Pool #G08115	$156,460
19,841	6.500%, 5/1/36, Pool #A48509	22,730
6,768,725	3.500%, 6/1/36, Pool #C91875(c)	7,216,830
41,250	5.000%, 7/1/36, Pool #G02291	45,928
3,822,349	3.500%, 8/1/36, Pool #C91888	4,075,415
447,166	6.500%, 9/1/36, Pool #G08152	521,875
161,828	5.000%, 2/1/37, Pool #A57714	179,197
175,138	4.500%, 10/1/39, Pool #A89346	191,903
604,981	5.000%, 6/1/40, Pool #C03479	670,571
1,488,048	5.000%, 7/1/40, Pool #A93070	1,649,792
1,908,298	4.000%, 12/1/42, Pool #G07266	2,055,871
1,490,108	3.500%, 5/1/43, Pool #Q18305	1,577,003
1,318,174	4.000%, 5/1/44, Pool #V81186	1,413,828
611,280	4.000%, 7/1/44, Pool #G08595	655,638
629,399	4.000%, 9/1/44, Pool #Q28299	675,488
2,717,369	4.000%, 8/1/46, Pool #G08717	2,925,529

		27,147,666

	Ginnie Mae — 0.2%
335,047	5.000%, 2/15/40, Pool #737037	375,564
1,363,215	4.500%, 9/20/40, Pool #4801	1,492,875

		1,868,439

	Total Mortgage-Backed Securities (Cost $80,281,744)	81,849,143

MUNICIPAL BONDS — 6.5%

	California — 2.1%
1,889,000	California Institute of Technology, 4.283%, 9/1/16	1,846,180
3,700,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	4,192,137
2,100,000	Sacramento County Sanitation Districts Financing Authority, Refunding Revenue, Taxable, Series B, 2.810%, 12/1/21	2,208,990
1,285,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40	2,045,155
4,050,000	University Of California, Limited Project, Refunding Revenue, Taxable, Series J, 3.359%, 5/15/25	4,301,829
1,850,000	University of California, Univ. & College Improvements, Taxable Revenue, Series AN, 3.338%, 5/15/22	1,999,258

		16,593,549

	Connecticut — 0.4%
3,000,000	State of Connecticut Special Tax Revenue, Build America Bonds, Transition Infrastructure, Series B, 4.126%, 11/1/20	3,269,490

	District of Columbia — 0.2%
1,835,000	George Washington University (The), Series 2012, 3.485%, 9/15/22	1,964,107

	Hawaii — 0.1%
750,000	State Of Hawaii, Public Improvements G.O., Taxable, Series FJ, 1.921%, 10/1/22(d)	753,473

	Illinois — 0.4%
3,130,000	State Of Illinois, Public Improvements, Taxable Revenue, Series B, 2.620%, 6/15/26	3,124,397

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	New Jersey — 0.2%
$ 1,305,000	New Jersey Economic Development Authority, School Facilities Construction, Refunding Revenue, Series 00, 1.648%, 3/1/18	$1,302,299

	New York — 1.5%
5,875,000	New York City Transitional Finance Authority, Public Improvements, Revenue Bonds, 2.590%, 8/1/26	5,977,343
2,000,000	New York State Dormitory Authority, Public Improvements, Taxable Revenue, Series D, 2.550%, 3/15/21	2,087,940
750,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.445%, 6/15/20	772,508
900,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.745%, 6/15/22	928,755
1,640,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.874%, 3/1/21	1,850,314

		11,616,860

	Ohio — 0.7%
5,658,000	Premier Health Partners, Series G, 2.911%, 11/15/26	5,684,830

	Pennsylvania — 0.9%
4,375,000	Lehigh University, 3.479%, 11/15/46	4,381,633
2,260,000	Philadelphia Authority for Industrial Development, Refunding Revenue, Taxable, 3.664%, 4/15/22	2,336,501

		6,718,134

	Total Municipal Bonds (Cost $49,004,836)	51,027,139

U.S. TREASURY BONDS — 4.7%

26,746,800	3.125%, 2/15/43	31,163,151
5,722,864	0.750%, 2/15/45(e)	5,898,768

	Total U.S. Treasury Bonds (Cost $34,785,911)	37,061,919

U.S. TREASURY NOTES — 5.4%

21,628,200	1.000%, 11/30/19	21,671,283
20,057,335	0.375%, 7/15/25(e)	20,714,012

	Total U.S. Treasury Notes (Cost $41,855,836)	42,385,295

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Shares		Fair Value
PREFERRED STOCKS — 0.2%

	Banks — 0.2%
65,135	US Bancorp, Series F, 6.500%	$1,961,866

	Total Preferred Stocks (Cost $1,712,906)	1,961,866

MONEY MARKET FUND — 2.3%

18,589,113	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(f)	18,589,113

	Total Money Market Fund (Cost $18,589,113)	18,589,113

Total Investments — 101.1% (Cost $777,233,648)		796,709,429
Net Other Assets (Liabilities) — (1.1)%		(9,047,737)

NET ASSETS — 100.0%		$787,661,692

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2016. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(d)	Represents security purchased on a when-issued basis. At September 30, 2016, total cost of investments purchased on a when-issued basis was $752,100.
(e)	Inflation protection security. Principal amount periodically adjusted for inflation.
(f)	Represents the current yield as of report date.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
CORPORATE BONDS — 98.8%

	Automobiles & Components — 2.6%
$315,000	General Motors Financial Co., Inc., 3.200%, 7/13/20	$322,544
250,000	Hyundai Capital America, 2.000%, 3/19/18(a)	251,420
255,000	Lear Corp., 5.375%, 3/15/24	273,806

		847,770

	Banks — 13.8%
200,000	Associated Banc-Corp, 2.750%, 11/15/19	203,934
350,000	Athene Global Funding, 2.875%, 10/23/18(a)	349,215
375,000	Bank of America Corp., Series K, 8.000%, 7/29/49(b)	382,500
335,000	CIT Group, Inc., 4.250%, 8/15/17	341,281
235,000	Citigroup, Inc., 2.650%, 10/26/20	240,050
400,000	Citigroup, Inc., 4.400%, 6/10/25	423,516
475,000	JPMorgan Chase & Co., 3.875%, 9/10/24	500,068
370,000	JPMorgan Chase & Co., Series 1, 7.900%, 4/29/49(b)	380,175
225,000	KeyCorp, MTN, 5.100%, 3/24/21	253,999
457,000	Morgan Stanley, GMTN, 6.625%, 4/1/18	489,666
255,000	National City Corp., 6.875%, 5/15/19	287,239
145,000	Prudential Financial, Inc., 8.875%, 6/15/38(b)	160,950
107,000	Toronto-Dominion Bank (The), 3.625%, 9/15/31(b)	107,295
325,000	US Bancorp, MTN, 2.950%, 7/15/22	338,582

		4,458,470

	Capital Goods — 4.7%
327,000	General Electric Co., Series D, 5.000%, 12/29/49(b)	347,748
290,000	LSB Industries, Inc., STEP, 8.500%, 8/1/19	291,450
210,000	Masco Corp., 4.375%, 4/1/26	221,025
300,000	SBA Tower Trust, 2.898%, 10/15/19(a)	304,216
345,000	Textron, Inc., 3.650%, 3/1/21	364,308

		1,528,747

	Commercial & Professional Services — 1.6%
195,000	Verisk Analytics, Inc., 5.800%, 5/1/21	222,548
260,000	Waste Management, Inc., 4.600%, 3/1/21	288,799

		511,347

	Consumer Durables & Apparel — 0.8%
230,000	Mohawk Industries, Inc., 3.850%, 2/1/23	241,772

	Consumer Services — 0.8%
225,000	Carnival Corp., 3.950%, 10/15/20	243,221

	Diversified Financials — 15.5%
249,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.250%, 7/1/20	258,337
360,000	Ally Financial, Inc., 3.600%, 5/21/18	365,400
380,000	Ares Finance Co., LLC, 4.000%, 10/8/24(a)	368,163
335,000	Blackstone Holdings Finance Co., LLC, 6.625%, 8/15/19(a)	379,703
385,000	Capital One Financial Corp., 3.200%, 2/5/25	392,459
330,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(a)	344,887
355,000	First American Financial Corp., 4.300%, 2/1/23	363,970
270,000	Goldman Sachs Group, Inc. (The), 1.875%, 4/23/20(b)	271,676
315,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/23	332,812
378,000	Goldman Sachs Group, Inc. (The), 4.250%, 10/21/25	397,805

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Diversified Financials — (continued)
$350,000	KKR Group Finance Co., LLC, 6.375%, 9/29/20(a)	$406,954
210,000	Nationwide Financial Services, Inc., 5.375%, 3/25/21(a)	235,516
336,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	341,104
500,000	Wells Fargo & Co., GMTN, 4.300%, 7/22/27	538,869

		4,997,655

	Energy — 11.0%
150,000	BP Capital Markets PLC, 3.506%, 3/17/25	158,996
210,000	Buckeye Partners LP, 2.650%, 11/15/18	212,100
250,000	Columbia Pipeline Group, Inc., 3.300%, 6/1/20	259,111
180,000	Energy Transfer Partners LP, 4.750%, 1/15/26	185,967
170,000	EnLink Midstream Partners LP, 2.700%, 4/1/19	168,881
225,000	Hess Corp., 4.300%, 4/1/27	226,752
275,000	Magellan Midstream Partners LP, 6.550%, 7/15/19	308,029
94,000	Noble Holding International, Ltd., 2.500%, 3/15/17	93,060
303,000	NuStar Logistics LP, 4.750%, 2/1/22	299,970
350,000	Pioneer Natural Resources Co., 6.650%, 3/15/17	358,015
235,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 7/15/21	243,189
200,000	Schlumberger Holdings Corp., 3.000%, 12/21/20(a)	208,547
305,000	Spectra Energy Capital, LLC, 8.000%, 10/1/19	351,996
243,000	Western Gas Partners LP, 4.000%, 7/1/22	248,468
230,000	Williams Partners LP, 3.900%, 1/15/25	229,520

		3,552,601

	Food & Staples Retailing — 1.1%
325,000	Reynolds American, Inc., 4.450%, 6/12/25	362,611

	Food, Beverage & Tobacco — 2.0%
205,000	Altria Group, Inc., 4.750%, 5/5/21	231,723
200,000	Constellation Brands, Inc., 4.750%, 11/15/24	216,500
175,000	Cott Beverages, Inc., 6.750%, 1/1/20	182,438

		630,661

	Health Care Equipment & Services — 0.6%
190,000	Boston Scientific Corp., 3.375%, 5/15/22	199,805

	Insurance — 16.0%
255,000	Alleghany Corp., 4.950%, 6/27/22	283,157
233,000	Allied World Assurance Co. Holdings, Ltd., 4.350%, 10/29/25	243,776
115,000	American Financial Group, Inc., 3.500%, 8/15/26	115,051
260,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	276,574
280,000	CBRE Services, Inc., 5.250%, 3/15/25	300,104
303,000	Horace Mann Educators Corp., 4.500%, 12/1/25	315,016
245,000	Liberty Mutual Group, Inc., 4.250%, 6/15/23(a)	265,043
475,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	501,200
255,000	Old Republic International Corp., 4.875%, 10/1/24	275,728
200,000	Pacific LifeCorp, 6.000%, 2/10/20(a)	221,896
325,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/18(a)	327,820
165,000	Royal Bank of Scotland Group PLC, 4.700%, 7/3/18	169,474

Continued

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Insurance — (continued)
$467,000	Sirius International Group, Ltd., 6.375%, 3/20/17(a)	$474,399
270,000	Symetra Financial Corp., 4.250%, 7/15/24	280,310
360,000	TIAA Asset Management Finance Co., LLC, 2.950%, 11/1/19(a)	370,940
390,000	WR Berkley Corp., 4.625%, 3/15/22	427,823
295,000	XLIT, Ltd., 4.450%, 3/31/25	299,445

		5,147,756

	Materials — 1.4%
217,000	Glencore Funding, LLC, 1.739%, 4/16/18(a)(b)	214,559
250,000	West Fraser Timber Co., Ltd., 4.350%, 10/15/24(a)	240,235

		454,794

	Media — 4.9%
350,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 4.464%, 7/23/22(a)	377,672
225,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	316,468
240,000	ERAC USA Finance, LLC, 2.800%, 11/1/18(a)	245,449
330,000	Interpublic Group of Cos., Inc. (The), 3.750%, 2/15/23	344,720
265,000	Omnicom Group, Inc., 3.650%, 11/1/24	281,602

		1,565,911

	Pharmaceuticals, Biotechnology & Life Sciences — 2.4%
125,000	Celgene Corp., 2.875%, 8/15/20	129,310
295,000	Quintiles Transnational Corp., 4.875%, 5/15/23(a)	303,113
151,000	Shire Acquisitions Investments Ireland DAC, 3.200%, 9/23/26	151,812
175,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/23	175,449

		759,684

	Real Estate — 11.8%
192,000	Alexandria Real Estate Equities, Inc., REIT, 4.600%, 4/1/22	208,872
300,000	American Tower Corp., REIT, 5.050%, 9/1/20	331,672
141,000	Brixmor Operating Partnership LP, REIT, 4.125%, 6/15/26	146,127
11,000	Care Capital Properties LP, REIT, 5.125%, 8/15/26(a)	10,998
297,000	CubeSmart LP, REIT, 4.800%, 7/15/22	330,662
218,000	Goodman Australia Industrial Fund Bond Issuer Pty, Ltd., 3.400%, 9/30/26(a)	219,130
300,000	Goodman Funding Pty, Ltd., REIT, 6.375%, 11/12/20(a)	347,574
200,000	HCP, Inc., REIT, 4.000%, 6/1/25	205,363
230,000	Healthcare Trust of America Holdings LP, REIT, 3.375%, 7/15/21	238,344
233,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%, 10/15/23	235,974
240,000	iStar, Inc., REIT, 4.000%, 11/1/17	240,600
233,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	249,421
208,000	Kimco Realty Corp. REIT, 3.400%, 11/1/22	219,124
193,000	Prologis LP, 3.750%, 11/1/25	207,641

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Real Estate — (continued)
$261,000	Spirit Realty LP, REIT, 4.450%, 9/15/26(a)	$259,270
250,000	WEA Finance, LLC/Westfield UK & Europe Finance PLC, 2.700%, 9/17/19(a)	256,304
106,000	Weingarten Realty Investors, REIT, 3.250%, 8/15/26	106,113

		3,813,189

	Retailing — 0.7%
220,000	O’Reilly Automotive, Inc., 3.550%, 3/15/26	233,220

	Software & Services — 0.7%
227,000	First Data Corp., 5.000%, 1/15/24(a)	230,405

	Telecommunication Services — 3.3%
235,000	AT&T, Inc., 3.000%, 6/30/22	241,605
300,000	Crown Castle Towers, LLC, 6.113%, 1/15/20(a)	332,475
175,000	Level 3 Financing, Inc., 5.625%, 2/1/23	181,781
277,000	Verizon Communications, Inc., 5.150%, 9/15/23	322,685

		1,078,546

	Transportation — 0.9%
250,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.875%, 7/11/22(a)	278,974

	Utilities — 2.2%
213,000	CMS Energy Corp., 8.750%, 6/15/19	251,955
200,000	Dominion Resources, Inc., 5.200%, 8/15/19	219,007
235,000	Southern Co. (The), 2.750%, 6/15/20	242,397

		713,359

	Total Corporate Bonds (Cost $30,876,326)	31,850,498

Shares
MONEY MARKET FUND — 0.5%
168,021	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(c)	168,021

	Total Money Market Fund (Cost $168,021)	168,021

Total Investments — 99.3% (Cost $31,044,347)		32,018,519
Net Other Assets (Liabilities) — 0.7%		235,486

NET ASSETS — 100.0%		$32,254,005

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2016. The maturity date reflected is the final maturity date.

(c)	Represents the current yield as of report date.

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 24.5%

$565,000	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 0.875%, 12/25/35(a)	$511,864
400,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class B, 2.080%, 9/8/20	403,097
300,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/8/20	304,877
262,539	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 0.865%, 11/25/35(a)	256,394
300,000	Bear Stearns Asset Backed Securities I Trust, Series 2004-BO1, Class M5, 1.925%, 10/25/34(a)	304,438
350,000	Capital Auto Receivables Asset Trust, Series 2015-3, Class B, 2.430%, 9/21/20	355,337
500,000	Capital Auto Receivables Asset Trust, Series 2015-4, Class B, 2.390%, 11/20/20	507,338
450,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	655,265
318,268	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.432%, 6/25/37	327,781
640,000	Encore Credit Receivables Trust, Series 2005-4, Class M2, 0.965%, 1/25/36(a)	609,882
15,000	Ford Credit Auto Owner Trust, Series 2014-B, Class C, 1.950%, 2/15/20	15,095
500,000	GSAMP Trust, Series 2006-SEA1, Class M1, 1.025%, 5/25/36(a)(b)	477,336
460,000	Home Equity Asset Trust, Series 2005-7, Class M1, 0.975%, 1/25/36(a)	443,058
200,000	Home Equity Asset Trust, Series 2005-8, Class M1, 0.955%, 2/25/36(a)	188,303
500,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 1.239%, 6/25/35(a)	475,169
306,980	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.725%, 1/25/36(a)	297,801
381,886	Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2, 1.230%, 8/25/35(a)	373,134
500,000	New Century Home Equity Loan Trust, Series 2005-4, Class M2, 1.035%, 9/25/35(a)	472,991
450,000	Park Place Securities, Inc., Series 2005-WHQ2, Class M2, 1.215%, 5/25/35(a)	430,834
400,000	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WCW3, Class M1, 1.005%, 8/25/35(a)	376,962
320,000	RAMP Trust, Series 2005-RZ4, Class M2, 1.025%, 11/25/35(a)	304,424
500,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.970%, 3/15/21	509,178
525,000	Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.440%, 4/15/21	530,792
226,815	Saxon Asset Securities Trust, Series 2004-3, Class M1, 1.425%, 12/26/34(a)	208,962
323,037	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 0.845%, 10/25/35(a)	320,105
471,908	Sofi Professional Loan Program LLC, Series 2016-B, Class A1, 1.725%, 6/25/33(a)(b)	476,277
253,388	United States Small Business Administration, Series 2010-20D, Class 1, 4.360%, 4/1/30	277,170
476,585	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35	496,159

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)

$529,595	United States Small Business Administration, Series 2015-20I, Class 1, 2.820%, 9/1/35	$549,041

	Total Asset Backed Securities (Cost $11,147,226)	11,459,064

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.8%

160,646	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	168,629
433,622	Banc of America Funding Trust, Series 2005-B, Class 3A1, 0.762%, 4/20/35(a)	410,492
104,487	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	105,359
123,881	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	126,004
119,263	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	123,013
181,632	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	194,192
117,791	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	117,153
81,138	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	81,015
216,086	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	231,563
3,787	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	3,820
14,615	Fannie Mae, Series 2003-19, Class AR, 5.500%, 3/25/33	16,552
180,000	Fannie Mae, Series 2011-131, Class PB, 4.500%, 12/25/41	207,648
443,000	Fannie Mae, Series 2013-2, Class LB, 3.000%, 2/25/43	457,801
451,000	Fannie Mae, Series 2013-30, Class PY, 3.000%, 4/25/43	472,660
225,038	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(a)(b)	230,052
100,000	Freddie Mac, Series 3558, Class G, 4.000%, 8/15/24	108,667
34,417	Freddie Mac, Series 4079, Class WV, 3.500%, 3/15/27	36,529
324,714	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	358,766
578,700	Freddie Mac, Series 2525, Class AM, 4.500%, 4/15/32	643,401
231,927	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	260,545
132,220	Freddie Mac, Series 2702, Class CE, 4.500%, 11/15/33	144,946
182,426	Freddie Mac, Series 3440, Class EM, 5.000%, 4/15/38	203,396
466,306	Freddie Mac, Series 3816, Class HM, 4.500%, 5/15/40	509,056
150,984	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	161,395
132,574	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	135,118

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$575,000	Ginnie Mae, Series 2012-16, Class GC, 3.500%, 12/20/39	$613,034
274,793	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	279,270
71,919	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	71,394
77,252	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	77,218
86,470	PHHMC Trust, Series 2007-6, Class A1, 5.438%, 12/18/37(a)	86,537
117,557	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	122,750
85,417	RBSGC Mortgage Loan Trust, Series 2007-B, Class 3A1, 5.527%, 7/25/35(a)	87,761
210,629	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	211,582
464,671	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.949%, 6/25/34(a)	461,781
84,643	Structured Asset Securities Corp. Trust, Series 2005-6, Class 4A1, 5.000%, 5/25/35	85,637
28,183	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A1, 5.000%, 5/25/35	28,299
18,742	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A2, 5.000%, 5/25/35	18,882
28,489	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	29,108
184,708	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	186,074

	Total Collateralized Mortgage Obligations (Cost $7,641,113)	7,867,099

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.5%

154,859	Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4, 5.492%, 2/10/51	158,442
29,307	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	29,184
446,913	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	444,780
300,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class AM, 5.243%, 12/11/38	300,273
250,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM, 5.835%, 9/11/42(a)	258,241
300,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class AS, 4.544%, 11/10/46	335,652
180,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	195,323
211,248	COMM Mortgage Trust, Series 2007-C9, Class A4, 6.007%, 12/10/49(a)	216,162
100,000	Commercial Mortgage Loan Trust, Series 2008-LS1, Class ASM, 6.296%, 12/10/49(a)	102,637
157,693	Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class A4, 5.881%, 6/15/39(a)	159,338

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$205,754	Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A4, 5.695%, 9/15/40(a)	$210,474
500,000	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 8/15/48	548,187
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class C, 5.884%, 11/10/46(a)(b)	227,275
175,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	190,856
450,000	GS Mortgage Securities Trust, Series 2010-C2, Class A2, 5.162%, 12/10/43(a)(b)	505,687
300,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class AS, 4.085%, 5/10/45	328,753
370,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	408,650
70,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class B, 5.951%, 6/15/43(b)	75,788
76,152	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	76,094
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(a)(b)	553,287
44,563	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/49	44,895
57,452	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	57,725
185,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.368%, 9/15/45(a)	193,014
87,000	Merrill Lynch Mortgage Trust, Series 2008-C1, Class AM, 6.472%, 2/12/51(a)	91,390
389,111	ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.069%, 8/12/49(a)	397,599
258,468	ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.810%, 6/12/50(a)	262,789
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	111,172
400,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class A4, 4.661%, 6/15/44(b)	445,152
153,000	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A5, 5.696%, 4/15/49(a)	155,613
760,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class B, 5.276%, 11/15/43(a)(b)	843,865
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	331,034
400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(a)(b)	444,538
100,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class C, 5.392%, 2/15/44(a)(b)	110,030
529,000	WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	576,553
164,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	180,738

	Total Commercial Mortgage-Backed Securities (Cost $9,516,945)	9,571,190

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — 35.9%

	Fannie Mae — 22.2%
$318,688	4.000%, 6/1/34, Pool #MA1922	$345,134
206,489	4.000%, 9/1/34, Pool #MA2019	223,898
428,255	4.000%, 3/1/35, Pool #MA2211	464,555
655,759	3.500%, 5/1/35, Pool #MA2260	697,132
177,139	5.000%, 4/1/36, Pool #AB0111	197,227
221,709	5.500%, 6/1/38, Pool #984277	251,104
142,030	5.500%, 8/1/38, Pool #995072	161,921
167,128	4.500%, 9/1/39, Pool #AC1830	183,356
124,243	5.000%, 12/1/39, Pool #AC8518	138,146
112,376	4.500%, 9/1/40, Pool #AE0411	123,953
181,246	4.500%, 10/1/40, Pool #AE4855	198,833
203,155	5.000%, 1/1/41, Pool #AH3373	227,090
241,563	3.500%, 2/1/41, Pool #AH5646	259,824
472,234	4.000%, 3/1/41, Pool #AH4008	508,691
669,076	4.500%, 3/1/41, Pool #AB2467	742,842
123,236	4.500%, 6/1/41, Pool #AC9298	135,524
308,126	5.000%, 7/1/41, Pool #AI5595	344,437
374,490	4.000%, 9/1/41, Pool #AJ1717	403,744
382,398	3.500%, 6/1/42, Pool #AB5373	405,471
596,239	3.500%, 6/1/43, Pool #AT3868	631,476
324,594	4.000%, 4/1/44, Pool #AW2882	348,712
429,101	5.000%, 5/1/44, Pool #AL5853	476,852
169,773	4.500%, 10/1/44, Pool #MA2066	185,971
406,753	4.500%, 11/1/44, Pool #MA2100	445,562
600,354	4.000%, 12/1/44, Pool #MA2127	644,962
559,065	4.500%, 1/1/45, Pool #MA2158	613,608
518,040	3.500%, 3/1/45, Pool #AS4552	551,135
456,231	4.500%, 7/1/46, Pool #AS7568	501,191

		10,412,351

	Freddie Mac — 13.6%
496,857	3.500%, 1/1/31, Pool #G18583	525,976
644,626	3.500%, 5/1/32, Pool #C91458	688,350
529,902	3.500%, 7/1/32, Pool #C91467	565,606
197,404	4.000%, 11/1/32, Pool #G30616	213,658
389,376	3.500%, 6/1/36, Pool #C91875	415,154
98,973	5.500%, 10/1/39, Pool #A89387	111,066
166,444	5.000%, 4/1/40, Pool #A91812	186,578
321,028	5.500%, 4/1/40, Pool #C03467	364,057
145,671	5.000%, 8/1/40, Pool #C03491	161,544
246,063	4.000%, 11/1/40, Pool #A94742	267,713
271,189	4.000%, 12/1/40, Pool #A95447	295,088
533,466	4.000%, 1/1/41, Pool #A96312	574,495
189,536	3.500%, 3/1/42, Pool #G08479	200,548
437,100	3.500%, 4/1/42, Pool #C03858	465,420

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — (continued)
$581,619	3.500%, 8/1/42, Pool #Q10324	$615,699
649,169	4.000%, 4/1/46, Pool #Q40048	697,233

		6,348,185

	Ginnie Mae — 0.1%
30,659	4.000%, 12/20/40, Pool #755678	33,583

	Total Mortgage-Backed Securities (Cost $16,424,151)	16,794,119

U.S. TREASURY NOTES — 0.9%

405,908	0.375%, 7/15/25(c)	419,197

	Total U.S. Treasury Notes (Cost $397,244)	419,197

Shares
MONEY MARKET FUND — 1.3%

635,431	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(d)	635,431

	Total Money Market Fund (Cost $635,431)	635,431

Total Investments — 99.9% (Cost $45,762,110)		46,746,100
Net Other Assets (Liabilities) — 0.1%		34,704

NET ASSETS — 100.0%		$46,780,804

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2016. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Inflation protection security. Principal amount periodically adjusted for inflation.
(d)	Represents the current yield as of report date.

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — 92.5%

	Kentucky — 92.5%
$300,000	Bowling Green, KY, Refunding G.O., Series C, Callable 6/1/26 @ 102, 4.000%, 6/1/27	$357,546
440,000	Commonwealth of Kentucky, Certificate of Participation, Public Improvements, 5.000%, 6/15/25	550,559
300,000	Commonwealth of Kentucky, Certificate of Participation, Public Improvements, Callable 6/15/25 @ 100, 5.000%, 6/15/34	355,260
400,000	Eastern Kentucky University, Refunding Revenue, Series A, (State Intercept), 5.000%, 4/1/24	494,360
500,000	Fayette County, KY, School District Finance Corp., Lease Payable from Local Revenues, Series A, 5.000%, 10/1/21	586,010
300,000	Jefferson County School District Finance Corp. School Imps. Revenue Bonds (State Intercept), Series C, Callable 12/1/25 @ 100, 4.000%, 12/1/28	348,030
250,000	Jefferson County, KY, School District Finance Corp., School Improvements Revenue, Series A, Callable 4/1/25 @ 100, 5.000%, 4/1/27	311,087
510,000	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Trust Transit Improvements Revenue, First Series, Callable 9/1/23 @ 100, 5.250%, 9/1/25	624,225
400,000	Kentucky Association Of Counties Finance Corp., Public Improvements Revenue, First Series B, 4.000%, 2/1/25	462,212
400,000	Kentucky Economic Development Finance Authority, Baptist Healthcare System, Improvements Refunding Revenue, Series A, Callable 8/15/18 @ 100, OID, 4.750%, 8/15/19	423,828
555,000	Kentucky Economic Development Finance Authority, Saint Elizabeth Medical Center, Inc. Refunding & Improvement Revenue, Series A, Callable 5/1/19 @ 100, OID, 5.000%, 5/1/24	611,982
500,000	Kentucky Rural Water Finance Corp., Flexible Term Program, Refunding & Improvements Revenue, Series B, Callable 2/1/20 @ 100, 4.000%, 2/1/21	543,270
410,000	Kentucky State Property & Buildings Commission, Project No. 76, Refunding Revenue, (AMBAC), 5.500%, 8/1/21	488,150
460,000	Kentucky State Property & Buildings Commission, Project No. 83, Refunding Revenue, (AMBAC), 5.000%, 10/1/19	511,690
400,000	Kentucky Turnpike Authority, Revitalization Projects, Refunding Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/25	444,140
400,000	Kentucky Turnpike Authority, Revitalization Projects, Revenue, Series A, 4.000%, 7/1/21	446,480
300,000	Laurel County, KY, School District Finance Corp., Refunding Revenue, Callable 3/1/25 @ 100 (State Intercept), 4.000%, 6/1/25	351,714
300,000	Lexington-Fayette Urban County Government G.O., Public Imps. Series B, Callable 1/1/25 @100, 5.000%, 1/1/27	372,528

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Kentucky — (continued)
$525,000	Lexington-Fayette Urban County, KY, Airport Board, Refunding Revenue, Series A, 5.000%, 7/1/19	$580,661
250,000	Louisville & Jefferson County, KY, Metropolitan Government, Refunding G.O., Series F, Callable 11/1/24 @ 100, 4.000%, 11/1/26	293,125
500,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/15/21 @ 100, 5.000%, 5/15/30	586,415
410,000	Louisville & Jefferson County, Metropolitan Government, Catholic Health Initiatives, Prerefunded Revenue, Callable 6/1/22 @ 100, 5.000%, 12/1/35	496,206
125,000	Louisville & Jefferson County, Metropolitan Government, Catholic Health Initiatives, Unrefunded Revenue, Callable 6/1/22 @ 100, 5.000%, 12/1/35	139,597
250,000	Owensboro, KY, Public Improvements G.O., Series A, 4.000%, 5/1/22	285,343
400,000	Pulaski County, KY, Public Properties Corp., Administration Office of the Court Judicial Facility, Public Improvement Revenue, Callable 12/1/18 @ 100, OID, 5.500%, 12/1/24	439,452
270,000	Pulaski County, KY, Public Properties Corp., Administration Office of the Court Judicial Facility, Public Improvement Revenue, Callable 12/1/18 @ 100, OID, 5.625%, 12/1/25	297,354
200,000	Russell, KY, Bon Secours Health System, Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/26	236,522
300,000	University of Kentucky, Refunding Revenue, Series D (State Intercept), 5.250%, 10/1/20	349,263

	Total Municipal Bonds (Cost $11,174,619)	11,987,009

Shares
MONEY MARKET FUND — 6.5%

838,159	Dreyfus Tax Exempt Cash Management, 0.550%(a)	838,159

	Total Money Market Fund (Cost $838,159)	838,159

Total Investments — 99.0% (Cost $12,012,778)		12,825,168
Net Other Assets (Liabilities) — 1.0%		133,498

NET ASSETS — 100.0%		$12,958,666

(a)	Represents the current yield as of report date.

AMBAC — American Municipal Bond Assurance Corp.

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.1%

	Maryland — 97.1%
$1,000,000	Anne Arundel County, MD, Consolidated Water & Sewer Utility Improvements G.O., 5.000%, 4/1/22	$1,210,230
810,000	Anne Arundel County, MD, Economic Development, Anne Arundel Community College Project, Refunding Revenue, 4.000%, 9/1/20	891,340
500,000	Charles County, MD, Consolidated Public School Improvements G.O., 5.000%, 7/15/22	609,005
890,000	Charles County, MD, Consolidated Public School Improvements G.O., Callable 7/15/23 @ 100, 5.000%, 7/15/25	1,093,587
1,000,000	Harford County, MD, Consolidated Public Improvements G.O., 5.000%, 9/15/23	1,251,610
705,000	Howard County Housing Commission, Gateway Village Apartments, Local Multifamily Housing, Revenue Bonds, Callable 6/1/26 @ 100, 4.000%, 6/1/27	798,349
1,000,000	Howard County, MD, Consolidated Public Improvements, Series A, Refunding G.O., 5.000%, 2/15/20	1,136,080
300,000	Howard County, MD, Housing Commission, Columbia Commons Apartments, Local Multifamily Housing Revenue, Series A, 3.000%, 6/1/21	319,053
275,000	Howard County, MD, Housing Commission, General Capital Improvement Program, Local Multifamily Housing Revenue, 4.000%, 6/1/22	307,571
125,000	Howard County, MD, Miscellaneous Purpose Certificate of Participation, Series A, 8.050%, 2/15/21	161,743
135,000	Howard County, MD, Public Improvements Certificate of Participation, Series B, 8.250%, 2/15/20	166,992
690,000	Maryland Community Development Administration, Residential Single Family Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.750%, 9/1/29	717,283
250,000	Maryland Economic Development Corp., Electricity Lights & Power Improvements, Refunding Revenue, Callable 3/1/19 @ 100, 6.200%, 9/1/22	280,207
90,000	Maryland Economic Development Corp., Lutheran World Relief Refugee, Refunding Revenue, Callable 4/1/17 @ 100, (Lutheran Center Corp.), 5.250%, 4/1/19	91,925
1,175,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, 5.000%, 6/1/20	1,341,016
420,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, Callable 6/1/21 @ 100, 5.000%, 6/1/26	488,817
1,000,000	Maryland Health & Higher Educational Facilities Authority, Calvert Health System, Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 07/01/23 @ 100, OID, 5.000%, 7/1/38	1,142,400

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$1,090,000	Maryland Health & Higher Educational Facilities Authority, Carroll Hospital, Refunding Revenue, Series A, 5.000%, 7/1/19	$1,206,815
900,000	Maryland Health & Higher Educational Facilities Authority, College of Notre Dame, Refunding Revenue, 4.000%, 10/1/19	961,029
1,000,000	Maryland Health & Higher Educational Facilities Authority, Frederick Memorial Hospital, Refunding Revenue, Series A, 5.000%, 7/1/22	1,175,320
500,000	Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Refunding Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 7/1/26	590,355
1,000,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/25	1,190,690
530,000	Maryland Health & Higher Educational Facilities Authority, Maryland Institute College of Art, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	620,026
1,000,000	Maryland Health & Higher Educational Facilities Authority, MedStar Health Inc., Health, Hospital, Nursing Home Improvements Revenue, Series B, Callable 8/15/23 @ 100, 5.000%, 8/15/38	1,152,890
400,000	Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Refunding Revenue, 5.000%, 7/1/22	474,456
400,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Refunding Revenue, 5.000%, 7/1/19	441,604
1,160,000	Maryland Stadium Authority, Refunding Revenue, 5.000%, 6/15/23	1,422,624
500,000	Maryland State Department of Transportation, Transit Improvements Revenue, Second Issue, Callable 9/1/18 @ 100, 5.000%, 9/1/23	538,785
1,000,000	Maryland State Transportation Authority, Transportation Facilities Project, Highway Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/22	1,110,930
500,000	Montgomery County, MD, Department Liquor Control Public Improvements Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	567,475
1,025,000	Montgomery County, MD, Revenue Authority, Refunding Revenue, 5.000%, 5/1/22	1,223,020
750,000	Montgomery County, MD, Water Quality Public Improvements Revenue, Series A, Callable 4/1/20 @ 100, 5.000%, 4/1/30	849,338
890,000	Montgomery County, MD, West Germantown Development District, Refunding, Special Tax, 4.000%, 7/1/23	1,017,626
1,000,000	Prince George’s County, MD, Consolidated Public School Improvements, G.O., Series A, Callable 9/01/24 @ 100, 4.000%, 9/1/25	1,190,940

Continued

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$1,000,000	State of Maryland, Refunding G.O., Series B, 4.000%, 8/1/23	$1,182,940
1,140,000	Washington County, MD, Refunding G.O., 4.000%, 1/1/21	1,281,018
700,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., 4.000%, 6/1/24	837,669

		31,042,758

	Total Municipal Bonds (Cost $29,244,502)	31,042,758

Shares		Fair Value
MONEY MARKET FUND — 2.1%

651,369	Dreyfus Tax Exempt Cash Management, 0.550%(a)	$651,369

	Total Money Market Fund (Cost $651,369)	651,369

Total Investments — 99.2% (Cost $29,895,871)		31,694,127
Net Other Assets (Liabilities) — 0.8%		266,394

NET ASSETS — 100.0%		$31,960,521

(a)	Represents the current yield as of report date.

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.7%

	North Carolina — 97.7%
$2,335,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/24	$2,739,469
2,405,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 4.750%, 10/1/27	2,777,535
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/24	1,193,280
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,181,830
1,000,000	Broad River Water Authority, Water System Refunding Revenue, 5.000%, 6/1/24	1,238,760
1,025,000	Buncombe County Metropolitan Sewerage District, Sewer Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/39	1,218,049
1,985,000	Buncombe County, NC, Public Improvements Revenue, Series A, 4.000%, 6/1/17	2,027,380
2,000,000	Buncombe County, NC, Refunding Revenue, Limited Obligations, Series A, 5.000%, 6/1/20	2,282,580
1,000,000	Cabarrus County, NC Installment Fing Contract Public Imps. Revenue Bonds, Callable 4/1/26 @ 100, 5.000%, 4/1/28	1,264,890
1,000,000	Cabarrus County, NC, Installment Financing Contract, Correctional Facility Improvements Certificate of Participation, Series C, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/23	1,068,780
1,685,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/20	1,839,885
1,730,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/23	1,889,022
1,240,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, 5.000%, 8/1/21	1,467,230
1,475,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/26	1,738,774
1,535,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/28	1,801,599
1,160,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/26	1,246,803
1,030,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/31	1,107,075
1,120,000	Cary, NC, Combined Utility Systems, Refunding Revenue, Callable 12/1/25 @ 100, 4.000%, 12/1/29	1,312,326
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/19	1,087,280
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/20	1,110,970

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,000,000	Charlotte, NC, Charlotte Douglas International Airport Refunding Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/31	$1,200,120
1,000,000	Charlotte, NC, Port, Airport & Marina Improvements Revenue, Series A, Callable 7/1/20 @ 100, 5.000%, 7/1/27	1,140,400
1,000,000	Charlotte, NC, Water & Sewer System, Refunding Revenue, Series B, Callable 7/1/20 @ 100, 5.000%, 7/1/25	1,144,770
2,000,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	2,584,220
2,000,000	Concord, NC, Utilities Systems, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,217,260
1,220,000	Davidson County, NC, Advance Refunding Revenue, G.O., 5.000%, 6/1/26	1,588,538
1,000,000	Durham Capital Financing Corp., Limited Obligation Refunding Revenue, 5.000%, 6/1/21	1,175,860
1,410,000	Durham County, NC, Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute, University & College Improvements Revenue, 5.000%, 2/1/20	1,584,924
2,000,000	Durham County, NC, Public Improvements Certificate of Participation, Series A, Callable 6/1/19 @ 100, 5.000%, 6/1/24	2,215,400
1,000,000	Durham, NC, Refunding, G.O., 4.000%, 9/1/25	1,216,350
2,465,000	Fayetteville, NC, Public Works Commission Revenue, Multi Utility Improvements, Advance Refunding Revenue Bonds, 5.000%, 3/1/26	3,196,859
1,750,000	Fayetteville, NC, Public Works Commission, Electric Light & Power Improvements Revenue, Callable 3/1/24 @ 100, 4.000%, 3/1/27	2,022,877
1,000,000	Fayetteville, NC, Public Works Commission, Multi Utility Improvements Refunding Revenue, 5.000%, 3/1/25	1,275,870
1,085,000	Franklin County, NC, Public Facilities Projects, Certificate of Participation, Callable 9/1/17 @ 100 (NATL), 5.000%, 9/1/22	1,124,071
1,890,000	Greensboro, NC, Public Improvements Refunding Revenue, General Obligation, G.O., Callable 8/1/26 @ 100, 5.000%, 2/1/28	2,446,624
2,000,000	Guilford County, NC, Advance Refunding, G.O., Series A, 5.000%, 2/1/26	2,612,380
1,030,000	Henderson County, NC, University & College Improvements Revenue, Series B, 4.000%, 12/1/16	1,035,665
1,010,000	Holly Springs, NC, Public Improvements Revenue, Callable 10/1/24 @ 100, 5.000%, 10/1/27	1,253,066
2,335,000	Iredell County, NC, Refunding G.O., Series B, 5.000%, 2/1/19	2,557,409
2,125,000	Iredell County, NC, Refunding G.O., Series B, 5.000%, 2/1/20	2,407,923
2,470,000	Iredell County, NC, Refunding G.O., Series B, 5.000%, 2/1/21	2,885,133
1,000,000	Johnston County, NC, Public Improvement, G.O., 5.000%, 2/1/23	1,229,330

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,405,000	Johnston County, NC, Public Improvements, G.O., 5.000%, 2/1/24	$1,768,797
1,570,000	Lenoir County, NC, Refunding G.O., 4.000%, 2/1/19	1,679,162
1,705,000	Lenoir County, NC, Refunding G.O., 4.000%, 2/1/20	1,869,055
1,750,000	Lincoln County, NC, Refunding G.O., Series A, 5.000%, 6/1/18	1,869,210
2,535,000	Lincoln County, NC, Refunding G.O., Series A, 4.000%, 6/1/19	2,739,118
2,000,000	Mecklenburg County, NC, Refunding G.O., 5.000%, 2/1/21	2,344,320
1,195,000	Monroe, NC, Advance Refunding Revenue Bonds, Callable 3/1/26 @ 100, 5.000%, 3/1/29	1,482,457
1,280,000	Monroe, NC, Combined Enterprise System, Refunding Revenue (AGM), 4.000%, 3/1/19	1,368,486
1,000,000	Monroe, NC, Enterprise System, Advance Refunding Revenue, Callable 3/1/26 @ 100, 5.000%, 3/1/27	1,260,160
1,020,000	Mooresville Town, NC, Advance Refunding, G.O., 5.000%, 4/1/23	1,258,904
1,365,000	Mooresville Town, NC, Advance Refunding, G.O., 5.000%, 4/1/22	1,645,685
1,855,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/19	2,086,300
1,015,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/20	1,176,618
1,270,000	New Hanover County, NC, New Hanover Regional Medical, Refunding Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,485,138
1,000,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/21	1,124,210
1,050,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/22	1,179,003
1,000,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/32	1,210,290
1,215,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/34	1,462,860
1,305,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, 5.000%, 4/1/21	1,506,557
1,000,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/25	1,202,020
1,750,000	North Carolina Capital Facilities Finance Agency, Wake Forest University, Advance Refunding Revenue, Callable 7/1/26@ 100, 4.000%, 1/1/35	1,974,280

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,000,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 1/1/25	$1,215,270
1,640,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, OID, 6.400%, 1/1/21	1,835,390
1,005,000	North Carolina Medical Care Commission, First Mortgage Deerfield, Health, Hospital, Nursing Home Improvements Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	1,110,535
1,500,000	North Carolina Medical Care Commission, Firsthealth Carolina, Refunding Revenue, Series C, OID, 4.000%, 10/1/18	1,587,165
2,000,000	North Carolina Medical Care Commission, Health Care Facilities, Deerfield Episcopal Retirement, Advance Refunding Revenue, Callable 11/1/26 @ 100, 5.000%, 11/1/31	2,447,260
2,000,000	North Carolina Medical Care Commission, Health Care Facilities, Deerfield Episcopal Retirement, Advance Refunding Revenue, Callable 11/1/26 @ 100, 5.000%, 11/1/37	2,403,740
5,000,000	North Carolina Medical Care Commission, Health Care Facilities, Duke University Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 6/1/22 @ 100, Series A, 5.000%, 6/1/32	5,846,800
915,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.000%, 7/1/19	994,294
1,180,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.375%, 7/1/20	1,328,727
1,000,000	North Carolina Medical Care Commission, Mission Health Combine Group, Refunding Revenue, Callable 10/1/17 @ 100 (AGM-CR), 5.000%, 10/1/25	1,042,220
3,030,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, 5.000%, 6/1/20	3,436,808
1,530,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, Callable 6/1/20 @ 100, 5.250%, 6/1/29	1,731,684
1,500,000	North Carolina Medical Care Commission, United Methodist Retirement, Health, Hospital, Nurshing Home Improvements, Refunding Revenue, Callable 10/1/26 @ 100, 5.000%, 10/1/35	1,773,240
2,780,000	North Carolina Medical Care Commission, Vidant Health Care Facilities, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	3,296,635
2,000,000	North Carolina State University at Raleigh, Refunding Revenue, Series A, Callable 10/1/23 @ 100, 5.000%, 10/1/28	2,464,420

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$4,550,000	North Carolina State, Public Improvements, Revenue, Series C, Callable 5/1/21 @ 100, 4.000%, 5/1/23	$5,109,650
2,000,000	North Carolina State, Public Improvements, Series A, Callable 5/1/23 @ 100, 5.000%, 5/1/24	2,466,580
1,250,000	Onslow County, NC, Refunding G.O., 5.000%, 12/1/21	1,483,800
1,365,000	Orange County, NC, Public Facilities Co., Public Improvements, Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,617,948
1,105,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL), 5.250%, 6/1/18	1,173,201
1,000,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL), 5.250%, 6/1/19	1,096,230
1,210,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,452,569
1,025,000	Pender County, NC, School Improvements G.O.,, 5.000%, 3/1/25	1,313,373
1,015,000	Pender County, NC, School Improvements, G.O., Callable 3/1/26 @ 100, 5.000%, 3/1/27	1,310,527
1,390,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/24	1,653,127
1,395,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,650,773
2,160,000	Raleigh Durham Airport Authority, Refunding Revenue, Series B1, Callable 5/1/20 @ 100, 5.000%, 11/1/28	2,446,697
1,500,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/27	1,842,480
1,615,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/28	1,975,016
1,070,000	Raleigh, NC, Public Improvements, Revenue, Series A, Callable 10/1/24 @ 100, 4.000%, 10/1/31	1,221,587
1,560,000	Rockingham County, NC, Public Improvements Certificate of Participation (Assured Guaranty), 5.000%, 4/1/17	1,593,134
1,510,000	Rockingham County, NC, Refunding Revenue, 5.000%, 4/1/18	1,601,733
1,985,000	Sampson County, NC, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	2,490,401
1,000,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/22	1,138,220
2,205,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,661,192
1,000,000	Union County, NC, Refunding Revenue, 5.000%, 12/1/23	1,248,470
2,285,000	University of North Carolina at Greensboro, Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/23	2,672,742
1,695,000	University of North Carolina at Greensboro, University & College Improvements Revenue, Callable 4/1/24 @ 100, 5.000%, 4/1/28	2,054,865

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$3,260,000	University of North Carolina System, Appalachian State University, Refunding Revenue, Series B1, Callable 4/1/20 @ 100, 5.250%, 10/1/22	$3,742,741
3,130,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.000%, 10/1/20	3,581,127
1,485,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	1,702,686
255,000	University Of North Carolina System, Prerefunded Revenue, Series A, Callable 10/1/16 @ 100, (NATL-RE), 5.000%, 10/1/17	255,031
1,975,000	University of North Carolina System, The University of North Carolina at Greensboro, Refunding Revenue, Series B2, 5.000%, 4/1/17	2,015,270
1,000,000	University of North Carolina System, University & College Improvements, General Trust Indenture Revenue, Series C, 4.500%, 10/1/17	1,037,140
120,000	University Of North Carolina System, University & College Improvements, Prefunded Revenue, Series A, Callable 10/1/16 @ 100, (NATL-RE), 5.000%, 10/1/17	120,014
250,000	University of North Carolina System, University & College Improvements, Prerefunded Revenue, Series A, Callable 10/1/16 @ 100, 5.000%, 10/1/17	250,030
150,000	University Of North Carolina System, University & College Improvements, Unrefunded Revenue, Series A, Callable 11/14/16 @ 100, (NATL-RE), 5.000%, 10/1/17	150,543
3,000,000	Wake County Industrial Facilities & Pollution Control Financing Authority, Duke Energy Progress, Refunding Revenue, Callable 6/1/23 @ 100, 4.000%, 6/1/41	3,270,930
2,125,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	2,536,995
1,000,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,181,230
1,000,000	Wilmington, NC, Advance Refunding Revenue Bonds, Callable 6/1/26 @ 100, 4.000%, 6/1/35	1,130,860
1,000,000	Winston-Salem State University Foundation LLC, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,157,720
1,000,000	Winston-Salem, NC, Transit Improvements, Refunding Revenue, Series C, Callable 6/1/24 @ 100, 5.000%, 6/1/30	1,216,260
1,165,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, 5.000%, 6/1/24	1,478,898

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,000,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/17 @ 100, 5.000%, 6/1/19	$1,027,840
1,875,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/25	2,355,319
1,000,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/28	1,245,340

	Total Municipal Bonds (Cost $198,804,788)	210,645,673

Shares		Fair Value
MONEY MARKET FUND — 2.3%

4,845,465	Federated North Carolina Municipal Cash Trust, Institutional Shares, 0.17%(a)	$4,845,465

	Total Money Market Fund (Cost $4,845,465)	4,845,465

Total Investments — 100.0% (Cost $203,650,253)		215,491,138
Net Other Assets (Liabilities) — 0.0%		30,346

NET ASSETS — 100.0%		$215,521,484

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

CR — Custodial Receipts

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.0%

	South Carolina — 97.0%
$1,515,000	Anderson County, SC, School District No 4, Refunding, G.O., Series A, Callable 3/1/25 @ 100, (SCSDE), 5.000%, 3/1/28	$1,878,358
1,190,000	Anderson County, SC, School District No 5, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/23	1,461,725
1,215,000	Anderson County, SC, School District No 5, School Improvements, G.O., (SCSDE), 5.000%, 3/1/25	1,541,398
1,000,000	Anderson Regional Joint Water System, Refunding Revenue, Series A, Callable 7/15/21 @ 100, 5.000%, 7/15/25	1,159,030
1,095,000	Anderson, SC, Water & Sewer, Refunding Revenue (AGM), 5.000%, 7/1/19	1,212,351
1,000,000	Beaufort County, SC, School District, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/22	1,201,350
1,000,000	Beaufort County, SC, School District, Refunding G.O., Series A, Callable 3/1/17 @ 100 (AGM, SCSDE), 5.000%, 3/1/27	1,017,770
1,000,000	Charleston County, SC, Capital Improvements Transportation Sales Tax, Public Improvements G.O., Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/22	1,190,830
1,000,000	Charleston County, SC, Port, Airport & Marina Improvements Revenue, 5.000%, 12/1/22	1,216,550
2,500,000	Charleston Educational Excellence Finance Corp., Charleston County School Refunding Revenue, 5.000%, 12/1/21	2,974,275
1,000,000	Charleston, SC, Refunding, Series B, Callable 1/1/27 @ 100, 5.000%, 1/1/30	1,288,610
1,075,000	Cherokee County, SC, School District No 1, School Improvements, G.O., Series A (SCSDE), 5.000%, 3/1/25	1,365,723
1,910,000	Clover School District No. 2, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/18	2,020,742
1,000,000	Clover, SC, School District No 2, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/20	1,134,010
1,355,000	Coastal Carolina University, University & College Improvements Revenue, Callable 6/1/24 @ 100, 5.000%, 6/1/34	1,601,447
1,295,000	College of Charleston, University & College Improvements Refunding Revenue, Series A, Callable 4/1/21 @ 100, 5.000%, 4/1/25	1,499,765
1,000,000	College of Charleston, University & College Improvements Revenue, Series A, Callable 4/1/24 @ 100, 5.000%, 4/1/25	1,228,590
1,095,000	Columbia, SC, Recreational Facilities Improvements Revenue, Callable 2/1/24 @ 100, 4.000%, 2/1/31	1,208,300
1,170,000	Easley Combined Utility System, Refunding Revenue, Callable 12/1/19 @ 100, (Assured Guaranty), 5.000%, 12/1/24	1,324,452
1,135,000	East Richland County Public Service District, Refunding Revenue, 4.000%, 1/1/22	1,287,011
600,000	Educational Facilities Authority, Wofford College, University & College Improvements Revenue, Series B, 2.000%, 4/1/27(a)	600,252
1,000,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/28	1,209,090

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,100,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/33	$1,301,069
1,895,000	Florence County, SC, Public Improvements, G.O., (State Aid Withholding), 4.000%, 6/1/20	2,097,613
1,000,000	Greenville County, SC, School District Building Refunding Revenue, 5.000%, 12/1/22	1,213,200
1,075,000	Greenville County, SC, School District Building Refunding Revenue, Callable 12/1/16 @ 100, 5.000%, 12/1/22	1,082,837
570,000	Greenville County, SC, School District Building Refunding Revenue, Callable 12/1/16 @ 100, OID, 4.250%, 12/1/21	573,431
1,340,000	Greenville Health System, Hospital System Board, Refunding Revenue, 5.000%, 5/1/21	1,553,114
1,000,000	Greenville Health System, Hospital System Board, Refunding Revenue, Callable 5/1/22 @ 100, 5.000%, 5/1/31	1,150,950
1,000,000	Greenwood County, SC, Self Regional Healthcare Refunding Revenue, Series B, Callable 4/1/22 @ 100, 5.000%, 10/1/24	1,168,930
530,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 5.000%, 10/1/23	588,645
1,175,000	Greenwood, SC, Combined Public Utility Revenue, Series A, 4.000%, 12/1/18	1,245,136
1,000,000	Greenwood, SC, Metropolitan District, Advance Refunding, Revenue Bonds, Callable 10/1/26 @ 100, 5.000%, 10/1/28	1,262,470
1,000,000	Horry County, SC, School District, Refunding, G.O., Series B (SCSDE), 5.000%, 3/1/23	1,231,800
1,000,000	Kershaw County, SC, Kershaw County School District Project, Refunding Revenue, 5.000%, 12/1/23	1,210,430
500,000	Kershaw County, SC, Kershaw County School District Project, Refunding Revenue (AGC), 5.000%, 12/1/16	503,615
1,460,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Series B, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,782,572
1,170,000	Lexington County Health Services District, Inc. Lexington Medical Center, Callable 5/1/26 @ 100, 5.000%, 11/1/35	1,399,191
645,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/17 @ 100, 5.000%, 11/1/19	673,270
1,000,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/17 @ 100, 5.000%, 11/1/23	1,043,300
785,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/21 @ 100, 5.000%, 11/1/22	925,931
1,000,000	Lexington County, SC, School District No. 1, G.O.,Series C (SCSDE), 5.000%, 2/1/21	1,166,680
1,500,000	Lexington County, SC, School District No. 2 School Improvements, G.O., (SCSDE), 5.000%, 3/1/24	1,873,500

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,000,000	Lexington One School Facilities Corp., Lexington County School District No. 1 Revenue, 5.000%, 12/1/16	$1,007,250
940,000	Lexington, SC, Combined Waterworks & Sewer System Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/22	1,086,960
1,000,000	Lugoff-Elgin Water Authority, Refunding Revenue, Series B, Callable 7/1/26 @ 100, 5.000%, 7/1/30	1,242,550
1,000,000	Myrtle Beach, SC, Water & Sewer Revenue, Advance Refunding, Revenue Bonds, Callable 3/1/26 @ 100, 5.000%, 3/1/28	1,249,250
1,460,000	Newberry, SC, Refunding Revenue (AGM), 5.000%, 4/1/24	1,782,806
1,135,000	Oconee County, SC, Duke Power Co. Project Refunding Revenue, 3.600%, 2/1/17	1,144,647
1,140,000	Oconee County, SC, School District, School Improvements, G.O., (SCSDE), Series A, 5.000%, 3/1/24	1,427,508
810,000	Orangeburg County, SC, School District No. 5, Refunding G.O. (SCSDE), 5.000%, 3/1/21	940,839
600,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series A3 (Assured Guaranty), 5.000%, 1/1/18	629,412
1,000,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series B, Callable 1/1/22 @ 100, 4.000%, 1/1/23	1,127,970
230,000	Piedmont Municipal Power Agency, Power System, Prerefunded, Refunding Revenue (NATL), OID, 5.375%, 1/1/25	253,660
1,000,000	Renewable Water Resources Sewage System, Refunding Revenue, 4.000%, 1/1/20	1,091,060
1,000,000	Rock Hill, SC, Combined Utility System, Refunding Revenue, Series A, Callable 1/1/22 @ 100 (AGM), 5.000%, 1/1/23	1,175,580
1,000,000	Rock Hill, SC, Hospital Fee Pledge, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/33	1,142,740
1,090,000	Rock Hill, SC, Ltd. Obligations, Hospitality Fee Pledge, Refunding Revenue, 5.000%, 4/1/21	1,255,004
1,500,000	SCAGO Educational Facilities Corp. for Cherokee School District No. 1, Refunding Revenue, 5.000%, 12/1/24	1,843,590
1,135,000	SCAGO Educational Facilities Corp. for Colleton School District, Refunding Revenue, 5.000%, 12/1/20	1,293,718
825,000	SCAGO Educational Facilities Corp. for Pickens School District, Pickens County Project, School Improvements Revenue, Callable 12/1/16 @ 100, (AGM), 5.000%, 12/1/19	830,948
790,000	SCAGO Educational Facilities Corp. for Union School District, Refunding Revenue, 5.000%, 12/1/21	921,733
500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/18	541,305

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$ 500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/19	$558,300
550,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Refunding & Improvement Revenue, Series B (Assured Guaranty), 5.000%, 2/1/19	596,887
1,000,000	South Carolina Jobs-Economic Development Authority, Bons Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,202,610
1,500,000	South Carolina Jobs-Economic Development Authority, Conway Hospital Income Project, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/23	1,753,140
580,000	South Carolina Jobs-Economic Development Authority, Furman University, Refunding Revenue, 5.000%, 10/1/24	722,889
1,000,000	South Carolina Jobs-Economic Development Authority, Furman University, Refunding Revenue, Callable 10/1/25 @ 100, OID, 4.000%, 10/1/38	1,083,310
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health Facilities, Refunding Revenue, Series A (AGM), 5.000%, 8/1/19	548,205
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health, Refunding & Improvement Facilities Revenue, OID, 5.000%, 8/1/18	533,355
1,150,000	South Carolina Ports Authority, Port, Airport & Marina Improvements Revenue, 5.000%, 7/1/19	1,267,300
335,000	South Carolina State Public Service Authority, Prerefunded, Current Refunding, Revenue Bonds, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/27	365,244
345,000	South Carolina State Public Service Authority, Prerefunded, Current Refunding, Revenue Bonds, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/32	376,147
695,000	South Carolina State Public Service Authority, Unrefunded, Current Refunding, Revenue Bonds, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/27	753,512
670,000	South Carolina State Public Service Authority, Unrefunded, Current Refunding, Revenue Bonds, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/32	723,915
600,000	Spartanburg Regional Health Services District, Refunding Revenue, Series A, Callable 4/15/18 @ 100, (Assured Guaranty), 5.250%, 4/15/21	639,486
1,000,000	University Of South Carolina Refunding Revenue, Callable 5/1/26 @ 100, 4.000%, 5/1/39	1,100,260

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$500,000	University of South Carolina, Refunding Revenue, Series A, Callable 5/1/20 @ 100, 5.000%, 5/1/28	$562,425

	Total Municipal Bonds (Cost $86,403,236)	90,444,828

Shares
MONEY MARKET FUND — 1.9%

1,731,687	Dreyfus Tax Exempt Cash Management, 0.550%(b)	1,731,687

	Total Money Market Fund (Cost $1,731,687)	1,731,687

Total Investments — 98.9% (Cost $88,134,923)		92,176,515
Net Other Assets (Liabilities) — 1.1%		1,033,872

NET ASSETS — 100.0%		$93,210,387

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2016. The maturity date reflected is the final maturity date.

(b)	Represents the current yield as of report date.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

SCAGO — South Carolina Association of Governmental Organizations

SCSDE — South Carolina School District Enhancement

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.1%

	District of Columbia — 1.7%
$1,160,000	Metropolitan Washington Airports Authority, Port, Airport & Marina Improvement Revenue, Series A, Callable 10/1/20 @ 100, 5.000%, 10/1/23	$1,331,889
625,000	Metropolitan Washington Airports Authority, Refunding Revenue, Series B, Callable 10/1/19 @ 100, 5.000%, 10/1/21	697,100

		2,028,989

	Virginia — 95.4%
1,000,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, 5.000%, 6/1/21	1,173,860
1,730,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	2,062,731
2,760,000	Albemarle County, VA, Economic Development Authority, Refunding Revenue, 5.000%, 6/1/20	3,148,884
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,182,720
1,000,000	Arlington County, VA, Industrial Development Authority, VA Hospital Center Arlington, Refunding Revenue, 5.000%, 7/1/18	1,066,960
1,100,000	Chesterfield County, VA, Economic Development Authority, Electric & Power, Refunding Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/23	1,212,244
1,145,000	Culpeper County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, Callable 6/1/24 @ 100, 4.000%, 6/1/26	1,324,914
1,410,000	Fairfax County, VA, Economic Development Authority, Community Services Facilities Project, Health, Hospital, Nursing, Home Improvements, Revenue, Series A, 4.500%, 3/1/21	1,613,407
1,875,000	Fairfax County, VA, Economic Development Authority, Goodwin House Inc., Refunding Revenue, Callable 10/1/17 @ 100, 5.000%, 10/1/27	1,953,787
2,500,000	Fairfax County, VA, Economic Development Authority, Laurel Hill Public Facilities Project, Refunding Revenue, Series A, 5.000%, 6/1/22	2,996,150
770,000	Fairfax County, VA, Industrial Development Authority, Inova Health System Project, Refunding Revenue, (AGM-CR), OID, 5.250%, 8/15/19	829,529
495,000	Fairfax County, VA, Industrial Development Authority, Inova Health Systems Project, Refunding Revenue, Series C, 5.000%, 5/15/18	528,348
1,455,000	Fairfax County, VA, Public Improvements, Advance Refunding G.O., Series A, Callable 4/1/26 @ 100 (State Aid Withholding), 4.000%, 10/1/26	1,761,699
2,600,000	Fairfax County, VA, Refunding Revenue, Series A, Callable 7/15/26 @ 100, 4.000%, 7/15/38	2,927,158

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$2,000,000	Fairfax County, VA, School Improvements G.O., Series A, Callable 10/1/24 @ 100, 5.000%, 10/1/26	$2,539,840
2,160,000	Fairfax County, VA, Sewer Improvements Revenue, Callable 7/15/21 @ 100, 5.000%, 7/15/22	2,565,022
1,000,000	Fredericksburg Economic Development Authority, Mary Washington Healthcare Obligation Group, Refunding Revenue, Callable 6/15/24 @ 100, 5.000%, 6/15/26	1,208,820
1,000,000	Hampton, VA, Public Improvements, Refunding G.O., Series A, Callable 1/15/19 @ 100, 5.000%, 1/15/21	1,093,150
1,700,000	Leesburg, VA, Refunding G.O., Callable 1/15/24 @ 100, (State Aid Withholding), 4.000%, 1/15/27	1,965,489
1,000,000	Leesburg, VA, Refunding G.O., Callable 1/15/25 @ 100, (State Aid Withholding), 5.000%, 1/15/27	1,258,380
1,000,000	Loudoun County, VA, Economic Development Authority, Public Improvements Revenue, Callable 12/1/24 @ 100, 5.000%, 12/1/27	1,242,500
1,665,000	Loudoun County, VA, Industrial Development Authority, Refunding Revenue, 4.000%, 12/15/22	1,940,308
1,465,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/27	1,657,325
2,460,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/24	2,869,123
1,315,000	Montgomery County, VA, Industrial Development Authority, Public Projects, Public Improvements, Revenue, 5.000%, 2/1/18	1,385,168
1,445,000	Montgomery County, VA, Industrial Development Authority, Public Projects, Public Improvements, Revenue, Callable 2/1/18 @ 100, 5.000%, 2/1/24	1,524,880
1,250,000	New River Valley Regional Jail Authority Correctional Facilities Improvement Advance Refunding Revenue, Callable 10/1/26 @ 100, 5.000%, 10/1/27	1,588,113
2,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series A, 4.000%, 7/15/20	2,225,600
1,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series B, 5.250%, 7/1/21	1,194,200
1,000,000	Norfolk, VA, Economic Development Authority, Bon Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/29	1,165,990
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/25	1,192,990

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/24	$1,201,430
1,465,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/36	1,706,666
1,000,000	Norfolk, VA, Water Utility Improvements Revenue, Callable 11/1/18 @ 100, 5.000%, 11/1/23	1,085,040
1,000,000	Pittsylvania County, VA, School Improvements G.O., Series B, 5.000%, 2/1/19	1,094,760
1,775,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.375%, 2/1/21	1,959,777
1,160,000	Poquoson, VA, Refunding G.O., (State Aid Withholding), 5.000%, 2/15/21	1,359,218
1,700,000	Portsmouth, VA, Public Improvements, Refunding G.O., Series A, Callable 2/1/23 @ 100, (State Aid Withholding), 5.000%, 2/1/27	2,068,152
1,325,000	Portsmouth, VA, Public Utilities, Refunding G.O., Series A, Callable 7/15/22 @ 100, (State Aid Withholding), 5.000%, 7/15/24	1,606,509
825,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	923,909
615,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	685,411
1,390,000	Portsmouth, VA Refunding G.O., Series A, 5.000%, 8/1/26	1,816,063
1,520,000	Powhatan County Economic Development Authority, School Improvements, Callable 10/15/26 @ 100, 5.000%, 10/15/27	1,950,008
1,150,000	Prince William County, VA, County Facilities, Refunding Certificate of Participation, 5.000%, 10/1/21	1,361,876
1,245,000	Rappahannock Regional Jail Authority, Refunding Revenue, Callable 10/1/2025 @ 100, 5.000%, 10/1/26	1,581,561
2,000,000	Richmond, VA, Public Improvements, Refunding G.O., Series A, Callable 3/1/24 @ 100 (State Aid Withholding), 5.000%, 3/1/28	2,445,220
1,470,000	Riverside Regional Jail Authority, Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/27	1,839,896
885,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/20	979,828
1,000,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, Callable 7/1/20 @ 100, OID, 5.000%, 7/1/23	1,112,520
1,530,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/25	1,782,144
1,220,000	Spotsylvania County, VA, Economic Development Authority, Refunding Revenue, 5.000%, 6/1/22	1,463,597

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,420,000	Spotsylvania County, VA, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/28	$1,597,173
1,780,000	Virginia Beach, VA, Water & Sewer System Refunding Revenue, Series B, Callable 10/1/26 @ 100, 4.000%, 10/1/28	2,123,967
1,100,000	Virginia Biotechnology Research Partnership Authority, Constructions Laboratories Project, Refunding Revenue, 5.000%, 9/1/19	1,226,500
2,500,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, 5.000%, 2/1/22	2,995,525
1,750,000	Virginia College Building Authority, Advance Refunding Revenue, Series B, Callable 9/1/24 @ 100 (State Aid Withholding), 4.000%, 9/1/25	2,042,793
1,000,000	Virginia College Building Authority, Educational Refunding Revenue, Series A, (State Intercept), 5.000%, 9/1/19	1,116,840
1,805,000	Virginia College Building Authority, Public Higher Education Financing Program, Refunding Revenue, Series B, (State Intercept), 5.000%, 9/1/20	2,077,790
1,065,000	Virginia Commonwealth Transportation Board Refunding Revenue, Series B, 5.000%, 5/15/25	1,363,307
1,850,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Transit Improvements, Revenue, Series B, Callable 9/15/22 @ 100, 5.000%, 3/15/23	2,246,418
1,500,000	Virginia Port Authority Commonwealth Port Fund, Port, Airport & Marina Improvements Revenue, Callable 7/1/20 @ 100, 5.000%, 7/1/28	1,712,385
2,000,000	Virginia Public Building Authority, Public Improvements Revenue, Series A, Callable 8/1/21 @ 100, 5.000%, 8/1/26	2,374,820
2,000,000	Virginia Public School Authority, Refunding Revenue, (State Aid Withholding), 5.000%, 8/1/20	2,304,940
1,150,000	Virginia Resources Authority, State Revolving Fund, Refunding Revenue, 5.500%, 10/1/17	1,203,751
1,835,000	Virginia Small Business Financing Authority, Sentara Healthcare Refunding Revenue, 4.000%, 11/1/16	1,840,175
1,500,000	Western Regional Jail Authority, Advance Refunding Revenue, Callable 12/1/26 @ 100, 5.000%, 12/1/34	1,846,965
1,525,000	Western Regional Jail Authority, Refunding Revenue, Callable 12/1/26 @ 100, 5.000%, 12/1/34	1,929,369
700,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, 5.000%, 1/1/22	830,298

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$920,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, Series A, Callable 1/1/24 @ 100, 5.000%, 1/1/26	$1,111,654

		114,367,544

	Total Municipal Bonds (Cost $110,161,239)	116,396,533

Shares
MONEY MARKET FUND — 1.9%

2,267,098	Federated Virginia Municipal Money Market Portfolio, Institutional Shares, 0.360%(a)	2,267,098

	Total Money Market Fund (Cost $2,267,098)	2,267,098

Total Investments — 99.0% (Cost $112,428,337)		118,663,631
Net Other Assets (Liabilities) — 1.0%		1,162,305

NET ASSETS — 100.0%		$119,825,936

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

CR — Custodial Receipts

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — 96.7%

$1,060,000	Berkeley County, WV, Building Commission, Judicial Center Project, Refunding Revenue, Callable 9/1/21 @ 100, 4.500%, 9/1/23	$1,200,736
1,085,000	Berkeley County, WV, Building Commission, Lease Refunding Revenue, Callable 12/1/22 @ 100, 4.000%, 12/1/26	1,208,104
1,015,000	Berkeley County, WV, Public Service Sewer District, Current Refunding Sewer Revenue, Callable 6/1/26 @ 100 (BAM), 5.000%, 6/1/31	1,214,376
1,500,000	Berkeley County, WV, Public Service Sewer District, Miscellaneous Purposes Revenue, Series C, Callable 10/1/23 @ 100, (BAM), 4.500%, 10/1/32	1,702,965
765,000	Berkeley County, WV, Public Service Sewer District, Sewer Improvements Revenue, Series A, 5.000%, 3/1/22	767,494
670,000	Braxton County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/18 @ 100, (AGM, West Virginia Board Commission), 5.000%, 5/1/23	713,711
1,080,000	Braxton County, WV, Board of Education, Public School, Advance Refunding G.O., Callable 5/1/26 @ 100, (West Virginia Board Commission), 5.000%, 5/1/28	1,341,824
1,090,000	Charles Town, WV, Waterworks & Sewerage System, Water Utility Improvements Revenue, 4.500%, 3/1/36	1,237,641
490,000	Charleston, WV, Sewer Improvements Revenue, Callable 7/1/26 @ 100, 4.000%, 7/1/28	566,332
590,000	Charleston, WV, Sewer Improvements Revenue, Callable 7/1/26 @ 100, 4.000%, 7/1/29	676,889
310,000	Charleston, WV, Sewer Improvements Revenue, Callable 7/1/26 @ 100, 4.000%, 7/1/30	353,471
1,215,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series B, 4.000%, 6/1/19	1,302,881
1,005,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,171,358
1,495,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series B, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,742,467
1,100,000	Fairmont, WV, Waterworks Refunding Revenue, Series D, Callable 7/1/19 @100, (AGM), 4.000%, 7/1/24	1,167,892
2,150,000	Greenbrier County, WV, Board of Education, Public School Improvements G.O., (AGM), 5.000%, 5/1/18	2,290,266
1,250,000	Greenbrier County, WV, Board of Education, Public School, Advance Refunding G.O., (West Virginia Board Commission), 4.000%, 5/1/24	1,460,275
1,505,000	Jefferson County, WV, Board of Education Public School, Refunding G.O., (West Virginia Board Commission), 4.000%, 5/1/19	1,613,842
1,700,000	Marshall University, WV, Refunding Revenue, 5.000%, 5/1/19	1,867,960

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

$1,390,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/26	$1,607,743
1,560,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/27	1,800,614
1,000,000	Mason County, WV, Appalachian Power Co., Industrial Improvements Revenue, Series L, 1.625%, 10/1/22(a)	1,005,210
1,545,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., (West Virginia Board Commission), 5.000%, 5/1/20	1,751,242
1,000,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/23	1,190,220
675,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/31	799,288
965,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/33	1,137,031
915,000	Monongalia County, WV, Building Commission, Health System Obligated Group Refunding Revenue, Callable 7/1/21 @ 100, OID, 6.250%, 7/1/31	1,087,697
2,000,000	Monongalia County, WV, Building Commission, Monongalia Health System Group Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/26	2,459,720
200,000	Ohio County, WV, County Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Series A, 5.350%, 6/1/17	205,966
1,000,000	Ohio County, WV, Country Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Callable 6/1/22 @ 100, 4.750%, 6/1/31	1,086,770
1,000,000	Ohio County, WV, Special District Excise Tax, Refunding Revenue, Series B, 4.375%, 3/1/35	1,020,570
1,000,000	Parkersburg, WV, Combined Waterworks & Sewerage System, Refunding Revenue, Series A, Callable 8/1/21 @ 100, (BAM), 4.000%, 8/1/22	1,112,810
1,210,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/23	1,348,327
1,165,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/24	1,297,624
1,000,000	Preston County, WV, Board of Education, Public School Improvements G.O., (West Virginia Board Commission), 3.000%, 5/1/19	1,051,540
1,655,000	Preston County, WV, Board of Education, Public School Improvements G.O., (West Virginia Board Commission), 4.000%, 5/1/21	1,863,811
1,285,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, Series A, 5.000%, 5/1/22	1,494,686

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

$1,410,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, Series A, Callable 5/1/22 @ 100, 5.000%, 5/1/27	$1,611,151
2,005,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 5/1/19	2,161,550
1,000,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., Callable 5/1/20 @ 100, (West Virginia Board Commission), 4.000%, 5/1/22	1,097,510
1,105,000	School Building Authority of West Virginia, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL), 5.000%, 7/1/18	1,139,664
3,700,000	School Building Authority of West Virginia, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL), 5.000%, 7/1/20	3,814,071
500,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/27	617,325
1,265,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/28	1,552,560
1,675,000	School Building Authority Of West Virginia, School Improvements Revenue, Series A, 5.000%, 7/1/28	2,084,219
1,000,000	School Building Authority of West Virginia, School Improvements Revenue, Series B, Callable 7/1/20 @ 100, 5.000%, 7/1/30	1,132,520
1,290,000	Shepherd University Board of Governors, Residence Facilities Projects, University & College Improvements, Revenue, (NATL), 5.000%, 6/1/25	1,294,670
500,000	West Virginia Economic Development Authority, Appalachian Power Co. Amos Plant Project, Refunding Revenue, 1.900%, 3/1/40(a)	502,650
1,215,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, 5.000%, 6/1/19	1,340,084
3,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/25	3,527,100
3,685,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	4,323,758
250,000	West Virginia Economic Development Authority, Department of Environmental Protection Lease, Refunding Revenue, Series B, 4.000%, 11/1/21	283,683
1,015,000	West Virginia Economic Development Authority, State Office Building 3, Public Improvements Revenue, Series D, Callable 6/1/25 @ 100, 5.000%, 6/1/26	1,261,422

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

$1,210,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, 3.000%, 12/15/18	$1,260,917
1,890,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, Callable 12/15/18 @ 100, 3.000%, 12/15/19	1,969,871
1,600,000	West Virginia Higher Education Policy Commission, Higher Education Facilities, Refunding Revenue, Series A, 5.000%, 4/1/20	1,809,120
2,000,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue, Series A, Callable 6/1/23 @ 100, OID, 5.375%, 6/1/38	2,353,820
515,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, 5.000%, 1/1/24	637,622
630,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, Callable 1/1/24 @ 100, 5.000%, 1/1/26	763,144
1,555,000	West Virginia Housing Development Fund, Refunding Revenue, Series A, 2.750%, 11/1/20	1,623,358
1,890,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A, (AMBAC), 5.375%, 7/1/21	2,133,356
2,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL), 5.250%, 5/15/19	2,214,980
1,000,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/26	1,233,180
2,525,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/27	3,106,457
1,500,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, 5.000%, 10/1/20	1,727,190
1,750,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, Callable 10/1/21 @ 100, 5.000%, 10/1/30	2,037,718
1,530,000	West Virginia University, University Projects, University & College Improvements, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/35	1,818,895

	Total Municipal Bonds (Cost $93,991,507)	99,354,918

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2016

Shares		Fair Value
MONEY MARKET FUND — 2.2%

2,280,200	Dreyfus Tax Exempt Cash Management, 0.550%(b)	$2,280,200

	Total Money Market Fund (Cost $2,280,200)	2,280,200

Total Investments — 98.9% (Cost $96,271,707)		101,635,118
Net Other Assets (Liabilities) — 1.1%		1,100,721

NET ASSETS — 100.0%		$102,735,839

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2016. The maturity date reflected is the final maturity date.

(b)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

BAM — Build America Mutual

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital Diversified Income Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
EQUITY FUNDS — 47.3%

95,586	First Trust DJ Global Select Dividend Index Fund	$2,246,080
92,746	First Trust North American Energy Infrastructure Fund ETF	2,348,329
275,208	Madison Covered Call & Equity Income Fund	2,559,434
31,811	PowerShares S&P 500 BuyWrite Portfolio	669,303
34,998	SPDR S&P Global Dividend ETF	2,224,123
220,442	VanEck Vectors Fallen Angel High Yield Bond ETF	6,377,387
11,045	Vanguard Global ex-U.S. Real Estate ETF	620,398
31,513	Vanguard High Dividend Yield ETF	2,273,348
11,029	Vanguard REIT ETF	956,655

	Total Equity Funds (Cost $19,501,349)	20,275,057

FIXED INCOME FUNDS — 51.6%

188,926	DoubleLine Total Return Bond Fund	2,063,069
232,680	Goldman Sachs Investment Grade Credit Fund	2,182,542
137,918	Guggenheim Floating Rate Strategies Fund	3,577,585
1	Hotchkis and Wiley High Yield Fund	15
29,408	iShares 10-20 Year Treasury Bond ETF	4,258,866
23	iShares 20+ Year Treasury Bond ETF	3,163
238,809	MFS Municipal High Income Fund	2,020,325
293,895	Pioneer ILS Interval Fund	3,224,032

Shares		Fair Value
FIXED INCOME FUNDS — (continued)

104,665	PowerShares Emerging Markets Sovereign Debt Portfolio	$3,205,889
153,049	Principal Preferred Securities Fund	1,567,217

	Total Fixed Income Funds (Cost $21,413,373)	22,102,703

MONEY MARKET FUND — 1.3%

539,466	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(a)	539,466

	Total Money Market Fund (Cost $539,466)	539,466

Total Investments — 100.2% (Cost $41,454,188)		42,917,226
Net Other Assets (Liabilities) — (0.2)%		(81,560)

NET ASSETS — 100.0%		$42,835,666

(a)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
EQUITY FUNDS — 66.5%

978,903	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$9,485,569
249,903	Sterling Capital Equity Income Fund, Institutional Shares(a)	4,583,224
394,484	Sterling Capital Long/Short Equity Fund, Institutional Shares(a)(b)	3,424,121
198,428	Sterling Capital Special Opportunities Fund, Institutional Shares(a)(b)	4,460,660

	Total Equity Funds (Cost $21,561,854)	21,953,574

FIXED INCOME FUND — 32.9%

1,002,672	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	10,848,908

	Total Fixed Income Fund (Cost $10,429,816)	10,848,908

MONEY MARKET FUND — 0.6%

212,651	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(c)	212,651

	Total Money Market Fund (Cost $212,651)	212,651

Total Investments — 100.0% (Cost $32,204,321)		33,015,133
Net Other Assets (Liabilities) — (0.0)%		16,344

NET ASSETS — 100.0%		$33,031,477

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.
(b)	Represents non-income producing security.
(c)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Growth Fund
Schedule of Portfolio Investments
September 30, 2016

Shares		Fair Value
EQUITY FUNDS — 82.5%

873,758	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$8,466,719
219,741	Sterling Capital Equity Income Fund, Institutional Shares(a)	4,030,051
337,422	Sterling Capital Long/Short Equity Fund, Institutional Shares(a)(b)	2,928,823
172,910	Sterling Capital Special Opportunities Fund, Institutional Shares(a)(b)	3,887,026

	Total Equity Funds (Cost $18,848,254)	19,312,619

FIXED INCOME FUND — 16.9%

365,718	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	3,957,070

	Total Fixed Income Fund (Cost $3,912,985)	3,957,070

MONEY MARKET FUND — 0.6%

125,335	Federated Treasury Obligations Fund, Institutional Shares, 0.180%(c)	125,335

	Total Money Market Fund (Cost $125,335)	125,335

Total Investments — 100.0% (Cost $22,886,574)		23,395,024
Net Other Assets (Liabilities) — 0.0%		8,270

NET ASSETS — 100.0%		$23,403,294

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.
(b)	Represents non-income producing security.
(c)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2016

Assets:	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Investments at fair value (a)	$272,534,154	$584,935,183
Cash	—	—
Cash held at broker for securities sold short	—	—
Foreign currency, at value	—	—
Interest and dividends receivable	165,293	1,045,999
Receivable for investments sold	—	2,917,711
Receivable for capital shares issued	11,125	1,003,008
Prepaid and other expenses	21,884	26,724

Total Assets	272,732,456	589,928,625

Liabilities:
Call options written (premiums received $ — , $ — , $ — , $636,916, $313,091, $11,518, $ — and $ — , respectively)	—	—
Securities sold short, at value (proceeds $ — , $ — , $ — , $— , $— , $16,868,587, $ — and $ — , respectively)	—	—
Distributions payable	—	—
Payable for investments purchased	162,155	914,160
Payable for capital shares redeemed	106,718	603,141
Payable for dividends on short sales	—	—
Payable to broker for service fee on short sales	—	—
Accrued expenses and other payables:
Investment advisory fees	119,516	337,766
Accounting out-of-pocket fees	2,406	3,158
Administration fees	18,678	40,261
Compliance service fees	306	579
Distribution (12b-1) fees	7,134	11,093
Trustee fees	412	917
Other fees and liabilities	56,412	142,501

Total Liabilities	473,737	2,053,576

Net Assets	$272,258,719	$587,875,049

Net Assets Consist of:
Capital	$267,156,759	$506,626,592
Undistributed (distributions in excess of) net investment income (loss)	214,238	—
Accumulated realized gain (loss)	(18,959,728)	6,703,128
Net unrealized appreciation (depreciation)	23,847,450	74,545,329

Net Assets	$272,258,719	$587,875,049

Net Assets
Class A Shares	$30,159,477	$31,625,256
Class B Shares	209,198	270,656
Class C Shares	919,391	5,282,353
Institutional Shares	240,970,653	550,696,576
Class R Shares	—	208

Total	$272,258,719	$587,875,049

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,705,873	1,892,739
Class B Shares	12,014	17,797
Class C Shares	53,464	349,433
Institutional Shares	13,555,640	32,548,602
Class R Shares	—	13

Total	15,326,991	34,808,584

Net Asset Value
Class A Shares - redemption price per share	$17.68	$16.71

Class B Shares - offering price per share**	$17.41	$15.21

Class C Shares - offering price per share**	$17.20	$15.12

Institutional Shares	$17.78	$16.92

Class R Shares	$—	$16.25	*

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$18.76	$17.73

(a) Investments at cost	$248,686,704	$510,389,854

*

The Sterling Capital Mid Value Fund and Sterling Capital Behavioral Small Cap Value Equity Fund net asset value for Class R and Sterling Capital Stratton Mid Cap Value Fund net asset value for Class A and Class C Shares is calculated using unrounded net assets of $208.49, $190.89, $19,129.11 and $1,094.20 divided by the unrounded shares of 12.834, 12.606, 342.384 and 19.697 respectively.

**	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital Stratton Mid Cap Value Fund
$166,629,719	$1,119,717,049	$1,688,809,044	$40,642,118	$69,959,740	$63,645,199
—	—	—	684,988	—	—
—	—	—	17,799,478	—	—
—	—	—	—	115,943	—
324,411	814,542	1,393,132	23,569	323,968	39,106
—	7,726,992	763,261	2,076,028	—	930,445
10,231	1,965,818	2,312,055	28,588	72	791,267
13,182	68,833	41,738	13,591	1,982	9,384

166,977,543	1,130,293,234	1,693,319,230	61,268,360	70,401,705	65,415,401

—	1,005,000	304,400	8,620	—	—
—	—	—	16,416,035	—	—
—	—	142	—	—	—
—	5,075,169	684,431	2,619,509	—	979,572
241,350	1,356,227	4,944,576	37,618	102	842,168
—	—	—	14,050	—	—
—	—	—	588	—	—

81,426	610,276	947,981	49,938	22,875	35,638
3,696	4,895	7,302	3,975	10,444	1,347
11,324	76,164	114,655	2,855	4,772	4,374
210	1,047	1,517	105	126	123
2,163	220,266	319,645	260	106	5
203	1,464	2,347	99	9	91
32,871	277,895	481,010	21,286	7,737	18,584

373,243	8,628,403	7,808,006	19,174,938	46,171	1,881,902

$166,604,300	$1,121,664,831	$1,685,511,224	$42,093,422	$70,355,534	$63,533,499

$147,621,339	$844,160,653	$1,297,447,878	$63,779,299	$69,356,122	$48,180,349
299,031	—	1,928,638	—	844,070	85,802
(3,733,138)	17,855,422	(9,556,022)	(23,430,204)	(1,215,624)	(605,334)
22,417,068	259,648,756	395,690,730	1,744,327	1,370,966	15,872,682

$166,604,300	$1,121,664,831	$1,685,511,224	$42,093,422	$70,355,534	$63,533,499

$8,713,901	$351,467,226	$467,469,692	$361,749	$354,457	$19,129
112,827	1,626,305	1,421,145	—	—	—
364,171	181,060,960	271,598,240	210,790	46,718	1,094
157,413,210	587,319,675	943,101,114	41,520,883	69,954,359	63,513,276
191	190,665	1,921,033	—	—	—

$166,604,300	$1,121,664,831	$1,685,511,224	$42,093,422	$70,355,534	$63,533,499

573,698	16,322,902	25,547,601	42,014	36,611	342
7,658	87,801	77,579	—	—	—
24,782	9,765,532	14,971,511	24,992	4,857	20
10,291,238	26,131,463	51,419,582	4,786,279	7,217,770	1,134,783
13	8,735	105,639	—	—	—

10,897,389	52,316,433	92,121,912	4,853,285	7,259,238	1,135,145

$15.19	$21.53	$18.30	$8.61	$9.68	$55.87	*

$14.73	$18.52	$18.32	$—	$—	$—

$14.70	$18.54	$18.14	$8.43	$9.62	$55.55	*

$15.30	$22.48	$18.34	$8.67	$9.69	$55.97

$15.14 *	$21.83	$18.18	$—	$—	$—

5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

$16.11	$22.84	$19.42	$9.14	$10.27	$59.28

$144,212,651	$859,700,209	$1,293,127,005	$39,353,243	$68,587,172	$47,772,517

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2016

	Sterling Capital Stratton Real Estate Fund	Sterling Capital Stratton Small Cap Value Fund
Assets:
Investments at fair value (a)	$104,547,349	$1,213,135,219
Interest and dividends receivable	359,112	1,680,923
Receivable for investments sold	—	—
Receivable for capital shares issued	573,426	1,355,200
Prepaid expenses	13,722	26,353

Total Assets	105,493,609	1,216,197,695

Liabilities:
Distributions payable	—	—
Payable for investments purchased	—	—
Payable for capital shares redeemed	583,501	1,406,695
Accrued expenses and other payables:
Investment advisory fees	47,023	833,745
Accounting out-of-pocket fees	1,420	5,876
Administration fees	7,336	81,848
Compliance service fees	161	1,071
Distribution (12b-1) fees	32	67
Trustee fees	145	1,654
Printing fees	8,365	92,428
Transfer agent fees	8,775	116,291
Other fees	13,631	161,576

Total Liabilities	670,389	2,701,251

Net Assets	$104,823,220	$1,213,496,444

Net Assets Consist of:
Capital	$63,377,094	$620,813,938
Undistributed (distributions in excess of) net investment income	1,613,104	1,646,853
Accumulated realized gain (loss)	4,201,367	61,360,362
Net unrealized appreciation (depreciation)	35,631,655	529,675,291

Net Assets	$104,823,220	$1,213,496,444

Net Assets
Class A Shares	$115,078	$87,300
Class B Shares	—	—
Class C Shares	19,910	65,339
Institutional Shares	104,688,232	1,213,343,805
Class R Shares	—	—

Total	$104,823,220	$1,213,496,444

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	2,901	1,114
Class B Shares	—	—
Class C Shares	504	839
Institutional Shares	2,634,419	15,463,902
Class R Shares	—	—

Total	2,637,824	15,465,855

Net Asset Value
Class A Shares - redemption price per share	$39.67	$78.34	*

Class B Shares - offering price per share**	$—	$—

Class C Shares - offering price per share**	$39.50	$77.88

Institutional Shares	$39.74	$78.46

Class R Shares	$—	$—

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$42.09	$83.12

(a) Investments at cost	$68,915,694	$683,459,928

*	The Sterling Capital Stratton Small Cap Value Fund net asset value for Class A Shares is calculated using unrounded net assets of $87,300.22 divided by the unrounded shares of 1,114.392.
**	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund

$56,190,323	$86,734,930	$26,690,473	$796,709,429	$32,018,519	$46,746,100	$12,825,168
229,863	518,494	125,431	4,628,806	332,525	138,584	159,799
—	1,356,930	—	1,889,547	8,102	—	—
5,007,628	47,852	6,773	1,288,628	14,460	—	4,998
10,579	11,931	6,819	28,129	3,960	9,153	1,836

61,438,393	88,670,137	26,829,496	804,544,539	32,377,566	46,893,837	12,991,801

5,644	127,490	21,715	643,355	626	—	15,001
956,349	1,855,764	—	12,364,979	—	13,600	—
15,088	43,437	72,178	3,440,803	94,317	66,005	8,135

4,162	14,174	6,998	171,738	9,300	11,933	3,674
7,162	9,794	2,165	20,764	6,588	7,842	1,637
3,474	5,916	1,826	53,090	2,218	3,213	876
110	141	91	724	96	108	78
1,282	3,084	2,109	20,498	136	109	908
68	127	46	975	102	73	20
1,699	3,113	1,091	25,358	1,915	1,754	472
4,739	3,091	2,260	60,898	3,342	3,026	915
5,230	12,158	3,132	79,665	4,921	5,370	1,419

1,005,007	2,078,289	113,611	16,882,847	123,561	113,033	33,135

$60,433,386	$86,591,848	$26,715,885	$787,661,692	$32,254,005	$46,780,804	$12,958,666

$61,339,719	$93,438,875	$33,084,546	$778,667,218	$31,198,877	$47,449,875	$11,969,875
(1,684)	(327)	228,161	442,328	3,022	77	12,514
(728,443)	(6,766,112)	(7,402,610)	(10,923,635)	77,934	(1,653,138)	163,887
(176,206)	(80,588)	805,788	19,475,781	974,172	983,990	812,390

$60,433,386	$86,591,848	$26,715,885	$787,661,692	$32,254,005	$46,780,804	$12,958,666

$6,250,326	$7,332,232	$7,066,033	$70,257,445	$441,228	$377,153	$4,357,982
—	—	73,219	362,617	—	—	—
—	1,885,907	705,939	7,933,330	58,174	40,021	20,276
54,183,060	77,373,709	18,870,694	709,102,906	31,754,603	46,363,630	8,580,408
—	—	—	5,394	—	—	—

$60,433,386	$86,591,848	$26,715,885	$787,661,692	$32,254,005	$46,780,804	$12,958,666

636,758	832,616	690,274	6,498,668	42,568	37,359	409,440
—	—	7,180	33,508	—	—	—
—	214,233	69,077	732,739	5,622	3,968	1,904
5,521,349	8,786,355	1,841,672	65,558,886	3,064,850	4,589,635	807,304
—	—	—	501	—	—	—

6,158,107	9,833,204	2,608,203	72,824,302	3,113,040	4,630,962	1,218,648

$9.82	$8.81	$10.24	$10.81	$10.37	$10.10	$10.64

$—	$—	$10.20	$10.82	$—	$—	$—

$—	$8.80	$10.22	$10.83	$10.35	$10.09	$10.65

$9.81	$8.81	$10.25	$10.82	$10.36	$10.10	$10.63

$—	$—	$—	$10.77	$—	$—	$—

0.50%	2.00%	2.00%	5.75%	2.00%	2.00%	2.00%

$9.87	$8.99	$10.45	$11.47	$10.58	$10.31	$10.86

$56,366,529	$86,815,518	$25,884,685	$777,233,648	$31,044,347	$45,762,110	$12,012,778

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2016

Assets:	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund
Investments at fair value - unaffiliated (a)	$31,694,127	$215,491,138
Investments at fair value - affiliated (b)	—	—
Interest and dividends receivable - unaffiliated	323,279	2,846,863
Dividends receivable - affiliated	—	—
Receivable for capital shares issued	11,810	565,993
Prepaid and other expenses	5,383	7,572

Total Assets	32,034,599	218,911,566

Liabilities:
Distributions payable	30,849	226,472
Payable for investments purchased	—	2,441,880
Payable for capital shares redeemed	20,036	580,160
Accrued expenses and other payables:
Investment advisory fees	9,143	61,459
Administration fees	2,181	14,658
Audit fees	1,936	11,361
Compliance service fees	95	253
Distribution (12b-1) fees	1,994	15,590
Trustee fees	55	293
Legal fees	810	5,455
Printing fees	1,251	7,463
Transfer agent fees	2,490	13,599
Other fees	3,238	11,439

Total Liabilities	74,078	3,390,082

Net Assets	$31,960,521	$215,521,484

Net Assets Consist of:
Capital	$29,929,634	$202,867,109
Undistributed net investment income (loss)	3,966	98,229
Accumulated realized gain (loss)	228,665	715,261
Net unrealized appreciation	1,798,256	11,840,885

Net Assets	$31,960,521	$215,521,484

Net Assets
Class A Shares	$6,537,469	$52,129,573
Class B Shares	—	—
Class C Shares	802,404	6,108,194
Institutional Shares	24,620,648	157,283,717

Total	$31,960,521	$215,521,484

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	578,118	4,704,154
Class B Shares	—	—
Class C Shares	70,937	551,582
Institutional Shares	2,173,751	14,193,674

Total	2,822,806	19,449,410

Net Asset Value
Class A Shares - redemption price per share	$11.31	$11.08

Class B Shares - offering price per share*	$—	$—

Class C Shares - offering price per share*	$11.31	$11.07

Institutional Shares	$11.33	$11.08

Maximum Sales Charge - Class A Shares	2.00%	2.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.55	$11.32

Investments at cost:
(a) Investments at cost - unaffiliated	$29,895,871	$203,650,253
(b) Investments at cost - affiliated	$—	$—

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Diversified Income Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund
$92,176,515	$118,663,631	$101,635,118	$42,917,226	$212,651	$125,335
—	—	—	—	32,802,482	23,269,689
1,081,719	1,354,765	1,375,050	69,368	—	—
—	—	—	—	27,092	9,840
279,244	696,687	23,760	40,827	261	872
3,694	7,197	8,418	4,378	7,326	8,215

93,541,172	120,722,280	103,042,346	43,031,799	33,049,812	23,413,951

94,565	122,293	110,367	8,196	1,207	216
—	—	—	69,259	—	—
175,637	693,294	125,092	93,001	2,034	45

26,537	34,545	29,387	8,776	—	—
6,329	8,239	7,009	2,930	—	—
4,718	6,649	5,629	2,365	1,882	1,332
146	172	154	103	95	87
5,260	8,093	8,372	4,214	7,358	5,094
119	177	151	64	52	37
2,351	3,063	2,591	1,080	837	590
3,079	4,371	3,626	1,510	1,211	858
6,229	8,176	7,714	3,226	2,531	1,504
5,815	7,272	6,415	1,409	1,128	894

330,785	896,344	306,507	196,133	18,335	10,657

$93,210,387	$119,825,936	$102,735,839	$42,835,666	$33,031,477	$23,403,294

$89,130,687	$112,743,702	$96,843,123	$47,703,115	$36,590,112	$29,605,869
28,193	63,196	67,729	83,292	15,503	3,172
9,915	783,744	461,576	(6,413,779)	(4,384,950)	(6,714,197)
4,041,592	6,235,294	5,363,411	1,463,038	810,812	508,450

$93,210,387	$119,825,936	$102,735,839	$42,835,666	$33,031,477	$23,403,294

$18,682,546	$34,691,023	$37,720,445	$15,125,860	$31,950,811	$21,912,079
—	—	—	224,823	259,839	329,986
1,805,730	1,170,271	816,591	1,156,814	741,095	436,361
72,722,111	83,964,642	64,198,803	26,328,169	79,732	724,868

$93,210,387	$119,825,936	$102,735,839	$42,835,666	$33,031,477	$23,403,294

1,653,419	2,860,211	3,672,621	1,398,038	2,953,855	2,080,096
—	—	—	20,740	24,468	32,260
159,837	96,502	79,477	107,771	69,809	42,866
6,479,876	6,924,455	6,243,710	2,405,648	7,317	68,662

8,293,132	9,881,168	9,995,808	3,932,197	3,055,449	2,223,884

$11.30	$12.13	$10.27	$10.82	$10.82	$10.53

$—	$—	$—	$10.84	$10.62	$10.23

$11.30	$12.13	$10.27	$10.73	$10.62	$10.18

$11.22	$12.13	$10.28	$10.94	$10.90	$10.56

2.00%	2.00%	2.00%	5.75%	5.75%	5.75%

$11.52	$12.39	$10.48	$11.48	$11.48	$11.17

$88,134,923	$112,428,337	$96,271,707	$41,454,188	$212,651	$125,335
$—	$—	$—	$—	$31,991,670	$22,761,239

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2016

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Investment Income:
Interest income	$—	$—
Dividend income	7,102,754	8,002,912
Foreign tax withholding	(1,548)	—

Total investment income	7,101,206	8,002,912

Expenses:
Investment advisory fees (See Note 5)	1,912,843	4,192,267
Administration fees (See Note 5)	237,584	520,447
Distribution fees - Class A Shares (See Note 5)	77,728	81,230
Distribution fees - Class B Shares (See Note 5)	3,778	4,832
Distribution fees - Class C Shares (See Note 5)	10,115	53,970
Distribution fees - Class R Shares (See Note 5)	—	1
Compliance service fees (See Note 5)	2,845	5,906
Trustee fees	24,411	54,632
Accounting and out-of-pocket fees	3,273	4,956
Audit fees	24,368	53,626
Custodian fees	13,119	28,101
Fund accounting fees (See Note 5)	20,534	44,917
Interest expense (See Note 7)	—	106
Legal fees	37,167	83,384
Offering costs	—	—
Printing fees	28,067	64,355
Registration fees	49,809	64,169
Transfer agent fees (See Note 5)	96,054	412,301
Taxes other than income taxes	—	—
Other fees	18,727	41,630

Total expenses excluding dividend expense and service fee on securities sold short	2,560,422	5,710,830
Dividend expense	—	—
Service fee on securities sold short	—	—

Total expenses before waivers	2,560,422	5,710,830
Less expenses waived by the Investment Advisor (See Note 5)	(379,877)	—

Net expenses	2,180,545	5,710,830

Net investment income (loss)	4,920,661	2,292,082

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	1,705,485	26,467,705
Written options	—	—
Foreign currency transactions	—	—
Short sales	—	—
Change in unrealized appreciation/depreciation on:
Investments	15,175,012	47,976,839
Written options	—	—
Foreign currency transactions	—	—
Short sales	—	—

Total realized and unrealized gain (loss)	16,880,497	74,444,544

Change in net assets from operations	$21,801,158	$76,736,626

* For the period January 1, 2016 to September 30, 2016.

** Year ended December 31, 2015.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital Stratton Mid Cap Value Fund*	Sterling Capital Stratton Mid Cap Value Fund**

$—	$—	$—	$207,117	$—	$—	$320
3,562,072	12,355,813	48,312,402	586,004	1,190,868	525,298	933,950
(2,402)	—	(285,745)	(11,763)	(80,652)	(3,323)	(4,335)

3,559,670	12,355,813	48,026,657	781,358	1,110,216	521,975	929,935

1,107,554	7,762,661	11,211,537	838,530	270,857	324,174	531,035
127,880	900,103	1,391,414	48,974	28,984	39,751	7,393
24,920	792,437	1,131,288	1,819	971	30	—
1,544	32,293	27,860	—	—	—	—
3,507	1,651,346	2,750,579	2,838	296	8	1
1	591	9,912	—	—	—	—
1,653	10,258	15,554	776	570	714	45
12,816	90,482	143,031	6,244	2,590	3,992	7,021
6,611	8,476	14,460	12,212	30,878	990	6,302
13,124	92,363	143,442	5,881	2,641	5,504	3,080
7,153	50,444	76,377	3,427	17,671	3,285	13,049
11,076	77,948	120,271	56,182	2,539	3,473	69,769
—	372	—	1,462	26	—	—
19,688	137,397	219,370	35,586	3,815	6,016	3,320
—	—	—	—	2,337	—	—
16,120	109,234	176,030	11,083	3,261	9,698	6,234
47,479	97,116	86,004	29,155	10,104	26,020	29,775
63,744	711,160	1,701,246	44,910	6,396	20,867	53,563
—	—	—	—	—	—	5,700
11,026	60,874	99,194	7,132	10,262	4,265	7,482

1,475,896	12,585,555	19,317,569	1,106,211	394,198	448,787	743,769
—	—	—	366,330	—	—	—
—	—	—	395,658	—	—	—

1,475,896	12,585,555	19,317,569	1,868,199	394,198	448,787	743,769
(153,109)	(541,338)	—	(15,640)	(122,189)	(8,426)	—

1,322,787	12,044,217	19,317,569	1,852,559	272,009	440,361	743,769

2,236,883	311,596	28,709,088	(1,071,201)	838,207	81,614	186,166

(1,298,426)	24,123,820	(6,680,264)	(21,019,419)	(183,716)	(895,187)	3,434,727
—	172,668	1,880,239	113,101	—	—	—
—	—	(31,290)	1,977	(3,848)	—	—
—	—	—	(221,848)	—	—	—

13,544,642	55,290,384	195,983,321	21,275,975	2,238,929	4,734,573	(4,693,757)
—	(698,468)	(239,553)	2,898	—	—	—
—	—	—	2	(1,650)	—	—
—	—	—	(2,771,178)	—	—	—

12,246,216	78,888,404	190,912,453	(2,618,492)	2,049,715	3,839,386	(1,259,030)

$14,483,099	$79,200,000	$219,621,541	$(3,689,693)	$2,887,922	$3,921,000	$(1,072,864)

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2016

	Sterling Capital Stratton Real Estate Fund*	Sterling Capital Stratton Real Estate Fund**	Sterling Capital Stratton Small Cap Value Fund*	Sterling Capital Stratton Small Cap Value Fund**
Investment Income:
Interest income	$—	$309	$—	$6,963
Dividend income	2,240,871	2,672,960	10,692,262	16,079,418

Total investment income	2,240,871	2,673,269	10,692,262	16,086,381

Expenses:
Investment advisory fees (See Note 5)	435,944	610,411	7,126,434	11,916,075
Administration fees (See Note 5)	65,028	10,650	719,603	133,062
Distribution fees - Class A Shares (See Note 5)	116	—	103	—
Distribution fees - Class B Shares (See Note 5)	—	—	—	—
Distribution fees - Class C Shares (See Note 5)	59	1	223	1
Distribution fees - Class R Shares (See Note 5)	—	—	—	—
Compliance service fees (See Note 5)	1,017	64	8,890	788
Trustee fees	6,497	9,942	71,865	133,037
Accounting and out-of-pocket fees	1,017	6,361	10,154	9,120
Audit fees	9,053	4,210	98,753	58,365
Custodian fees	4,655	16,016	33,886	137,984
Fund accounting fees (See Note 5)	5,686	71,167	62,880	626,848
Legal fees	9,699	4,639	110,891	62,071
Printing fees	15,125	8,891	151,853	181,956
Registration fees	30,779	31,559	52,281	57,587
Transfer agent fees (See Note 5)	52,616	89,405	553,022	1,310,349
Taxes other than income taxes	—	7,725	—	100,350
Other fees	5,391	8,162	47,152	91,054

Total expenses before waivers	642,682	879,203	9,047,990	14,818,647
Less expenses waived by the Investment Advisor (See Note 5)	(14,939)	—	—	—

Net expenses	627,743	879,203	9,047,990	14,818,647

Net investment income	1,613,128	1,794,066	1,644,272	1,267,734

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,500,157	2,114,745	66,753,095	27,326,647
Distributions from unaffiliated funds	—	—	—	—
Change in unrealized appreciation/depreciation on investments	6,959,598	(2,819,062)	60,734,126	(83,141,134)

Total realized and unrealized gain	9,459,755	(704,317)	127,487,221	(55,814,487)

Change in net assets from operations	$11,072,883	$1,089,749	$129,131,493	$(54,546,753)

* For the period ended January 1, 2016 to

September 30, 2016.

** Year ended December 31, 2015.

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund

$635,237	$1,524,058	$609,601	$21,734,322	$1,892,005	$1,322,058	$410,234
7,407	21,518	668	280,792	38,046	1,174	778

642,644	1,545,576	610,269	22,015,114	1,930,051	1,323,232	411,012

94,362	254,347	125,559	2,575,786	184,353	167,390	58,590
40,907	73,605	25,370	603,202	45,997	41,518	11,314
20,561	19,200	18,636	149,406	975	3,041	10,816
—	—	1,239	6,879	—	—	—
—	21,736	8,373	64,150	366	393	200
—	—	—	26	—	—	—
685	1,045	513	6,903	728	692	358
4,210	7,718	2,684	62,095	5,147	4,227	1,199
22,574	23,582	3,389	58,104	18,916	25,974	1,737
4,197	7,521	2,608	61,511	4,654	4,217	1,156
2,358	4,150	1,508	33,179	2,567	2,415	715
3,539	6,358	2,190	52,211	3,950	3,587	977
6,380	11,620	4,004	141,292	11,959	9,815	1,815
5,160	9,017	3,675	69,435	6,022	5,139	1,708
29,295	35,349	23,211	49,129	19,821	24,765	13,188
38,308	33,447	12,251	356,137	28,285	17,179	4,842
—	—	—	—	—	—	—
3,891	6,803	4,125	41,266	5,416	4,600	2,601

276,427	515,498	239,335	4,330,711	339,156	314,952	111,216

(42,572)	(61,788)	(34,443)	(696,159)	—	(19,130)	(14,466)

233,855	453,710	204,892	3,634,552	339,156	295,822	96,750

408,789	1,091,866	405,377	18,380,562	1,590,895	1,027,410	314,262

624	(81,804)	122,704	3,232,622	215,255	305,310	179,245
—	—	—	—	—	—	65
157,845	791,096	193,451	19,293,448	967,977	424,797	(1,263)

158,469	709,292	316,155	22,526,070	1,183,232	730,107	178,047

$567,258	$1,801,158	$721,532	$40,906,632	$2,774,127	$1,757,517	$492,309

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2016

	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund
Investment Income:
Interest income	$903,162	$5,853,773
Dividend income - unaffiliated	969	703
Dividend income - affiliated	—	—

Total investment income	904,131	5,854,476

Expenses:
Investment advisory fees (See Note 5)	155,700	913,753
Administration fees (See Note 5)	30,055	176,111
Distribution fees - Class A Shares (See Note 5)	16,065	122,479
Distribution fees - Class B Shares (See Note 5)	—	—
Distribution fees - Class C Shares (See Note 5)	7,065	49,136
Compliance service fees (See Note 5)	563	2,185
Trustee fees	3,176	18,168
Accounting and out-of-pocket fees	4,050	16,037
Audit fees	3,069	18,021
Custodian fees	1,732	9,817
Fund accounting fees (See Note 5)	2,596	15,229
Legal fees	4,782	27,416
Printing fees	4,007	20,528
Registration fees	15,553	13,397
Transfer agent fees (See Note 5)	15,896	76,452
Other fees	3,878	13,143

Total expenses before waivers	268,187	1,491,872
Less expenses waived by the Investment Advisor (See Note 5)	(34,600)	(203,056)

Net expenses	233,587	1,288,816

Net investment income	670,544	4,565,660

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments - unaffiliated	255,734	758,138
Investments - affiliated	—	—
Distributions from unaffiliated funds	91	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on investments	423,216	2,178,199

Total realized and unrealized gain	679,041	2,936,337

Change in net assets from operations	$1,349,585	$7,501,997

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Diversified Income Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$2,187,051	$3,322,740	$2,881,057	$—	$—	$—
4,758	782	2,302	1,527,126	588	399
—	—	—	84,246	690,561	419,169

2,191,809	3,323,522	2,883,359	1,611,372	691,149	419,568

379,591	534,928	452,972	105,619	83,990	59,448
73,084	103,112	87,366	23,574	—	—
44,095	90,287	90,750	36,093	80,520	54,766
—	—	—	3,623	5,592	5,916
17,095	12,729	5,248	10,246	7,473	4,431
1,046	1,374	1,197	632	549	458
7,418	10,734	9,127	3,741	2,983	2,101
8,208	9,740	8,525	—	—	—
7,443	10,546	8,924	3,389	2,597	3,153
4,129	5,764	4,889	2,113	1,687	1,223
6,326	8,915	7,550	3,168	2,520	1,784
11,265	16,136	13,741	5,667	4,512	3,190
8,990	12,412	10,333	5,985	4,875	3,671
13,454	15,838	15,651	25,297	17,061	17,183
34,785	44,001	45,280	18,543	13,337	8,680
6,229	8,511	7,594	2,339	1,886	1,817

623,158	885,027	769,147	250,029	229,582	167,821
(84,354)	(118,873)	(100,660)	(36,566)	(83,990)	(59,448)

538,804	766,154	668,487	213,463	145,592	108,373

1,653,005	2,557,368	2,214,872	1,397,909	545,557	311,195

9,748	875,904	522,840	(1,452,396)	183	28
—	—	—	42,719	(207,779)	(97,562)
357	369	346	196,451	—	—
—	—	—	—	1,032,494	913,680
1,396,055	958,768	1,257,070	3,733,112	842,888	567,271

1,406,160	1,835,041	1,780,256	2,519,886	1,667,786	1,383,417

$3,059,165	$4,392,409	$3,995,128	$3,917,795	$2,213,343	$1,694,612

Sterling Capital Funds
Statements of Changes in Net Assets

	Sterling Capital
	Behavioral Large Cap
	Value Equity Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$4,920,661	$4,100,885
Net realized gain (loss)	1,705,485	20,236,440
Change in unrealized appreciation/depreciation	15,175,012	(30,556,150)

Change in net assets from operations	21,801,158	(6,218,825)

Distributions to Class A Shareholders From:
Net investment income	(490,042)	(462,866)
Net realized gains	—	—
Distributions to Class B Shareholders From:
Net investment income	(2,410)	(3,997)
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(9,659)	(5,366)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(4,422,340)	(3,834,713)
Net realized gains	—	—
Distributions to Class R Shareholders From:
Net investment income	—	—
Net realized gains	—	—

Change in net assets from shareholder distributions	(4,924,451)	(4,306,942)

Capital Transactions:
Change in net assets from capital transactions	1,480,428	(6,300,271)

Change in net assets	18,357,135	(16,826,038)
Net Assets:
Beginning of year	253,901,584	270,727,622

End of year	$272,258,719	$253,901,584

Undistributed net investment income	$214,238	$177,072

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$2,292,082	$3,929,543	$2,236,883	$1,904,206	$311,596	$(2,092,663)
26,467,705	108,655,777	(1,298,426)	1,320,822	24,296,488	138,968,722
47,976,839	(109,726,999)	13,544,642	321,112	54,591,916	(96,092,383)

76,736,626	2,858,321	14,483,099	3,546,140	79,200,000	40,783,676

—	(247,243)	(126,331)	(164,833)	—	—
(6,361,505)	(2,510,139)	(6,036)	(294,991)	(40,021,707)	(19,330,945)

—	—	(654)	(490)	—	—
(129,103)	(79,254)	(86)	(9,790)	(650,328)	(411,768)

—	(4,312)	(1,838)	(887)	—	—
(1,066,172)	(313,445)	(154)	(9,874)	(24,141,758)	(7,118,548)

(700,298)	(5,881,265)	(1,963,779)	(2,133,120)	—	—
(103,244,329)	(41,702,231)	(53,644)	(3,571,652)	(70,796,454)	(26,427,999)

—	(1)	(2)	(2)	—	—
(35)	(12)	—	(5)	(13,392)	(2,187)

(111,501,442)	(50,737,902)	(2,152,524)	(6,185,644)	(135,623,639)	(53,291,447)

(6,685,898)	(66,636,304)	28,722,387	(3,137,288)	273,741,629	(150,495,703)

(41,450,714)	(114,515,885)	41,052,962	(5,776,792)	217,317,990	(163,003,474)

629,325,763	743,841,648	125,551,338	131,328,130	904,346,841	1,067,350,315

$587,875,049	$629,325,763	$166,604,300	$125,551,338	$1,121,664,831	$904,346,841

$—	$176,187	$299,031	$154,817	$—	$—

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$28,709,088	$30,577,629
Net realized gain (loss)	(4,831,315)	95,927,171
Change in unrealized appreciation/depreciation	195,743,768	(184,331,736)

Change in net assets from operations	219,621,541	(57,826,936)

Distributions to Class A Shareholders From:
Net investment income	(8,174,103)	(9,860,486)
Net realized gains	(27,622,613)	(17,395,887)
Distributions to Class B Shareholders From:
Net investment income	(24,417)	(50,462)
Net realized gains	(220,992)	(186,425)
Distributions to Class C Shareholders From:
Net investment income	(2,993,617)	(3,076,571)
Net realized gains	(17,598,263)	(8,563,173)
Distributions to Institutional Class Shareholders From:
Net investment income	(18,004,115)	(18,447,955)
Net realized gains	(50,804,852)	(27,425,380)
Distributions to Class R Shareholders From:
Net investment income	(31,335)	(29,820)
Net realized gains	(126,200)	(48,537)

Change in net assets from shareholder distributions	(125,600,507)	(85,084,696)

Capital Transactions:
Change in net assets from capital transactions	20,172,055	(363,515,354)
Redemption Fees	—	—

Change in net assets	114,193,089	(506,426,986)
Net Assets:
Beginning of year	1,571,318,135	2,077,745,121

End of year	$1,685,511,224	$1,571,318,135

Undistributed (distributions in excess of) net investment income (loss)	$1,928,638	$2,252,541

* Commencement of operations.

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital Stratton Mid Cap Value Fund

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Period November 28, 2014* to September 30, 2015	For the Period January 1, 2016 to September 30, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$(1,071,201)	$(1,773,049)	$838,207	$537,691	$81,614	$186,166	$30,175
(21,126,189)	1,710,584	(187,564)	(1,069,214)	(895,187)	3,434,727	10,312,526
18,507,697	(19,605,549)	2,237,279	(866,313)	4,734,573	(4,693,757)	(4,899,028)

(3,689,693)	(19,668,014)	2,887,922	(1,397,836)	3,921,000	(1,072,864)	5,443,673

—	—	(10,316)	(232)	—	(3)	—
(25,974)	(72,426)	—	—	—	(34)	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	(437)	(2)	—	(2)	—
(8,379)	(11,557)	—	—	—	(34)	—

—	—	(425,049)	(64,536)	—	(182,047)	(30,101)
(1,760,963)	(3,014,603)	—	—	—	(2,143,152)	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

(1,795,316)	(3,098,586)	(435,802)	(64,770)	—	(2,325,272)	(30,101)

(56,339,230)	18,863,488	48,751,547	20,614,473	(4,753,401)	(6,874,381)	1,257,308
—	—	—	—	—	1,267	29,275

(61,824,239)	(3,903,112)	51,203,667	19,151,867	(832,401)	(10,271,250)	6,700,155

103,917,661	107,820,773	19,151,867	—	64,365,900	74,637,150	67,936,995

$42,093,422	$103,917,661	$70,355,534	$19,151,867	$63,533,499	$64,365,900	$74,637,150

$—	$—	$844,070	$391,171	$85,802	$4,188	$74

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Stratton Real Estate Fund
	For the Period January 1, 2016 to September 30, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
From Investment Activities:
Operations:
Net investment income	$1,613,128	$1,794,066	$1,542,532
Net realized gain	2,500,157	2,114,745	1,263,459
Change in unrealized appreciation/depreciation	6,959,598	(2,819,062)	19,932,754

Change in net assets from operations	11,072,883	1,089,749	22,738,745

Distributions to Class A Shareholders From:
Net investment income	(982)	—	—
Net realized gains	—	(14)	—
Distributions to Class C Shareholders From:
Net investment income	(108)	—	—
Net realized gains	—	(14)	—
Distributions to Institutional Class Shareholders From:
Net investment income	(1,308,182)	(1,627,288)	(1,517,996)
Net realized gains	—	(1,262,436)	(4,671,939)

Change in net assets from shareholder distributions	(1,309,272)	(2,889,752)	(6,189,935)

Capital Transactions:
Change in net assets from capital transactions	(1,140,944)	3,999,047	(1,156,978)
Redemption Fees	—	17,326	3,306

Change in net assets	8,622,667	2,216,370	15,395,138
Net Assets:
Beginning of year	96,200,553	93,984,183	78,589,045

End of year	$104,823,220	$96,200,553	$93,984,183

Undistributed (distributions in excess of) net investment income	$1,613,104	$1,309,248	$1,142,491

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund	Sterling Capital Ultra Short Bond Fund

For the Period January 1, 2016 to September 30, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$1,644,272	$1,267,734	$429,232	$408,789	$299,908
66,753,095	27,326,647	17,393,182	624	(9,340)
60,734,126	(83,141,134)	12,733,881	157,845	(118,860)

129,131,493	(54,546,753)	30,556,295	567,258	171,708

—	(1)	—	(123,196)	(78,927)
—	(14)	—	—	—

—	—	—	—	—
—	(14)	—	—	—

—	(1,265,088)	(432,809)	(677,327)	(473,901)
—	(16,420,880)	(27,799,849)	—	—

—	(17,685,997)	(28,232,658)	(800,523)	(552,828)

(72,213,719)	(184,968,586)	249,929,146	16,987,987	(14,321,152)
4	86,432	111,763	—	—

56,917,778	(257,114,904)	252,364,546	16,754,722	(14,702,272)

1,156,578,666	1,413,693,570	1,161,329,024	43,678,664	58,380,936

$1,213,496,444	$1,156,578,666	$1,413,693,570	$60,433,386	$43,678,664

$1,646,853	$2,581	—	$(1,684)	$(1,971)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Short Duration Bond Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment income	$1,091,866	$1,236,409
Net realized gain (loss)	(81,804)	(326,041)
Change in unrealized appreciation/depreciation	791,096	(235,357)

Change in net assets from operations	1,801,158	675,011

Distributions to Class A Shareholders From:
Net investment income	(194,613)	(275,128)
Net realized gains	—	—
Return of capital	—	—
Distributions to Class B Shareholders From:
Net investment income	—	—
Distributions to Class C Shareholders From:
Net investment income	(39,043)	(48,158)
Net realized gains	—	—
Return of capital	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(2,081,589)	(2,511,205)
Net realized gains	—	—
Return of capital	—	—
Distributions to Class R Shareholders From:
Net investment income	—	—

Change in net assets from shareholder distributions	(2,315,245)	(2,834,491)

Capital Transactions:
Change in net assets from capital transactions	(1,773,747)	(2,540,713)

Change in net assets	(2,287,834)	(4,700,193)
Net Assets:
Beginning of year	88,879,682	93,579,875

End of year	$86,591,848	$88,879,682

Undistributed (distributions in excess of) net investment income	$(327)	$(9,326)

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$405,377	$482,920	$18,380,562	$18,970,600	$1,590,895	$1,863,004
122,704	300,814	3,232,622	384,257	215,255	(134,816)
193,451	(210,070)	19,293,448	(6,339,132)	967,977	(825,504)

721,532	573,664	40,906,632	13,015,725	2,774,127	902,684

(130,952)	(195,671)	(1,821,689)	(1,509,771)	(10,805)	(8,731)
—	—	—	—	—	(295)
—	—	—	—	—	(147)

(1,179)	(2,554)	(16,144)	(31,362)	—	—

(8,319)	(9,428)	(147,024)	(155,968)	(741)	(184)
—	—	—	—	—	(9)
—	—	—	—	—	(3)

(415,851)	(475,820)	(20,773,454)	(21,390,337)	(1,579,316)	(1,823,294)
—	—	—	—	—	(60,169)
—	—	—	—	—	(30,642)

—	—	(149)	(173)	—	—

(556,301)	(683,473)	(22,758,460)	(23,087,611)	(1,590,862)	(1,923,474)

(3,667,237)	(2,657,019)	101,505,879	198,918,590	(33,278,249)	14,740,001

(3,502,006)	(2,766,828)	119,654,051	188,846,704	(32,094,984)	13,719,211

30,217,891	32,984,719	668,007,641	479,160,937	64,348,989	50,629,778

$26,715,885	$30,217,891	$787,661,692	$668,007,641	$32,254,005	$64,348,989

$228,161	$189,582	$442,328	$304,909	$3,022	$(442)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Securitized Opportunities Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment income	$1,027,410	$951,039
Net realized gain	305,310	149,237
Change in unrealized appreciation/depreciation	424,797	292,812

Change in net assets from operations	1,757,517	1,393,088

Distributions to Class A Shareholders From:
Net investment income	(27,939)	(2,743)
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(627)	(687)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(1,209,058)	(1,150,964)
Net realized gains	—	—

Change in net assets from shareholder distributions	(1,237,624)	(1,154,394)

Capital Transactions:
Change in net assets from capital transactions	(151,687)	9,425,368

Change in net assets	368,206	9,664,062
Net Assets:
Beginning of year	46,412,598	36,748,536

End of year	$46,780,804	$46,412,598

Undistributed (distributions in excess of) net investment income	$77	$—

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$314,262	$374,662	$670,544	$746,392	$4,565,660	$4,722,447
179,310	208,252	255,825	216,610	758,138	1,061,019
(1,263)	(281,514)	423,216	(234,543)	2,178,199	(1,034,641)

492,309	301,400	1,349,585	728,459	7,501,997	4,748,825

(97,033)	(108,101)	(112,324)	(123,134)	(1,018,136)	(1,024,534)
(52,381)	(75,342)	(43,187)	(33,661)	(249,326)	(76,229)

(301)	(318)	(7,056)	(7,677)	(64,479)	(46,711)
(235)	(319)	(4,146)	(3,482)	(21,666)	(5,096)

(216,582)	(266,191)	(548,940)	(613,407)	(3,478,684)	(3,648,473)
(110,771)	(171,504)	(187,004)	(147,308)	(787,697)	(241,858)

(477,303)	(621,775)	(902,657)	(928,669)	(5,619,988)	(5,042,901)

(1,141,252)	(761,209)	(5,060,938)	(1,254,247)	17,301,063	(5,924,173)

(1,126,246)	(1,081,584)	(4,614,010)	(1,454,457)	19,183,072	(6,218,249)

14,084,912	15,166,496	36,574,531	38,028,988	196,338,412	202,556,661

$12,958,666	$14,084,912	$31,960,521	$36,574,531	$215,521,484	$196,338,412

$12,514	$12,184	$3,966	$3,676	$98,229	$82,181

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment income	$1,653,005	$1,489,941
Net realized gain	10,105	275,258
Change in unrealized appreciation/depreciation	1,396,055	(167,796)

Change in net assets from operations	3,059,165	1,597,403

Distributions to Class A Shareholders From:
Net investment income	(314,527)	(331,220)
Net realized gains	(54,170)	(27,810)
Distributions to Class C Shareholders From:
Net investment income	(17,488)	(18,902)
Net realized gains	(4,526)	(2,712)
Distributions to Institutional Class Shareholders From:
Net investment income	(1,319,920)	(1,140,264)
Net realized gains	(191,305)	(81,197)

Change in net assets from shareholder distributions	(1,901,936)	(1,602,105)

Capital Transactions:
Change in net assets from capital transactions	15,602,827	8,086,043

Change in net assets	16,760,056	8,081,341
Net Assets:
Beginning of year	76,450,331	68,368,990

End of year	$93,210,387	$76,450,331

Undistributed net investment income	$28,193	$26,999

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$2,557,368	$2,686,997	$2,214,872	$2,352,587
876,273	412,758	523,186	478,892
958,768	(553,965)	1,257,070	(374,084)

4,392,409	2,545,790	3,995,128	2,457,395

(718,628)	(813,175)	(741,370)	(748,083)
(130,362)	(222,245)	(187,693)	(90,668)

(15,771)	(17,657)	(6,729)	(5,266)
(4,426)	(7,394)	(2,185)	(1,175)

(1,822,391)	(1,856,397)	(1,463,917)	(1,585,389)
(280,165)	(438,730)	(339,731)	(180,075)

(2,971,743)	(3,355,598)	(2,741,625)	(2,610,656)

1,982,849	(5,282,537)	(921,673)	(3,362,373)

3,403,515	(6,092,345)	331,830	(3,515,634)

116,422,421	122,514,766	102,404,009	105,919,643

$119,825,936	$116,422,421	$102,735,839	$102,404,009

$63,196	$62,618	$67,729	$67,571

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Diversified Income Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment income	$1,397,909	$804,830
Net realized gain/loss	(1,213,226)	1,545,401
Change in unrealized appreciation/depreciation	3,733,112	(3,944,009)

Change in net assets from operations	3,917,795	(1,593,778)

Distributions to Class A Shareholders From:
Net investment income	(522,708)	(334,461)
Distributions to Class B Shareholders From:
Net investment income	(9,870)	(10,148)
Distributions to Class C Shareholders From:
Net investment income	(30,445)	(8,832)
Distributions to Institutional Class Shareholders From:
Net investment income	(1,008,635)	(391,658)

Change in net assets from shareholder distributions	(1,571,658)	(745,099)

Capital Transactions:
Change in net assets from capital transactions	(3,036,176)	26,877,456

Change in net assets	(690,039)	24,538,579
Net Assets:
Beginning of year	43,525,705	18,987,126

End of year	$42,835,666	$43,525,705

Undistributed net investment income	$83,292	$127,669

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$545,557	$429,275	$311,195	$174,106
824,898	3,050,374	816,146	2,584,952
842,888	(4,123,398)	567,271	(3,515,566)

2,213,343	(643,749)	1,694,612	(756,508)

(640,508)	(492,183)	(384,818)	(228,424)

(7,812)	(9,918)	(9,374)	(6,950)

(9,577)	(5,115)	(5,409)	(2,384)

(1,789)	(3,244)	(13,447)	(11,458)

(659,686)	(510,460)	(413,048)	(249,216)

(4,322,550)	(1,424,319)	(3,618,924)	(203,780)

(2,768,893)	(2,578,528)	(2,337,360)	(1,209,504)

35,800,370	38,378,898	25,740,654	26,950,158

$33,031,477	$35,800,370	$23,403,294	$25,740,654

$15,503	$20,031	$3,172	$10,031

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Behavioral Large Cap Value Equity Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,648,432	$2,614,509
Distributions reinvested	477,904	447,660
Value of shares redeemed	(5,028,277)	(5,136,006)

Change in net assets from Class A Share transactions	(2,901,941)	(2,073,837)
Class B Shares:
Proceeds from shares issued	—	7,486
Distributions reinvested	2,390	3,968
Value of shares redeemed	(354,880)	(458,373)

Change in net assets from Class B Share transactions	(352,490)	(446,919)
Class C Shares:
Proceeds from shares issued	334,208	438,703
Distributions reinvested	7,605	3,637
Value of shares redeemed	(278,620)	(122,888)

Change in net assets from Class C Share transactions	63,193	319,452
Institutional Shares:
Proceeds from shares issued	33,119,823	20,184,490
Distributions reinvested	4,394,065	3,816,267
Value of shares redeemed	(32,842,222)	(28,099,724)

Change in net assets from Institutional Share transactions	4,671,666	(4,098,967)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$1,480,428	$(6,300,271)

Share Transactions:
Class A Shares:
Issued	94,866	146,143
Reinvested	27,577	25,402
Redeemed	(296,745)	(287,021)

Change in Class A Shares	(174,302)	(115,476)
Class B Shares:
Issued	—	430
Reinvested	140	227
Redeemed	(21,147)	(26,085)

Change in Class B Shares	(21,007)	(25,428)
Class C Shares:
Issued	19,386	25,212
Reinvested	452	212
Redeemed	(16,417)	(7,175)

Change in Class C Shares	3,421	18,249
Institutional Shares:
Issued	1,878,655	1,130,083
Reinvested	252,191	215,497
Redeemed	(1,902,199)	(1,569,993)

Change in Institutional Shares	228,647	(224,413)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Change in Shares	36,759	(347,068)

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$2,121,637	$3,995,030	$639,729	$6,293,476	$123,426,679	$62,671,497
5,600,796	2,534,757	128,035	435,815	37,784,514	18,786,909
(8,309,555)	(10,670,041)	(6,046,139)	(2,699,126)	(57,683,989)	(172,645,137)

(587,122)	(4,140,254)	(5,278,375)	4,030,165	103,527,204	(91,186,731)

2,248	6,419	10	965	56,817	14,852
129,038	79,231	741	10,280	639,576	405,267
(466,690)	(660,809)	(100,946)	(135,254)	(3,142,892)	(3,556,143)

(335,404)	(575,159)	(100,195)	(124,009)	(2,446,499)	(3,136,024)

1,391,141	1,973,415	34,839	130,839	52,389,456	33,010,471
866,589	231,333	1,840	9,780	22,875,216	6,765,229
(1,835,476)	(1,108,607)	(29,732)	(112,466)	(25,279,463)	(12,994,833)

422,254	1,096,141	6,947	28,153	49,985,209	26,780,867

147,129,910	123,909,927	49,471,199	13,339,610	258,214,223	258,227,694
95,000,641	44,182,703	1,987,871	5,662,040	58,697,993	23,151,425
(248,316,212)	(231,109,674)	(17,365,062)	(26,073,254)	(194,387,011)	(364,352,863)

(6,185,661)	(63,017,044)	34,094,008	(7,071,604)	122,525,205	(82,973,744)

—	—	—	—	167,384	95,793
35	12	2	7	9,484	1,665
—	—	—	—	(26,358)	(77,529)

35	12	2	7	150,510	19,929

$(6,685,898)	$(66,636,304)	$28,722,387	$(3,137,288)	$273,741,629	$(150,495,703)

131,632	203,628	44,758	421,106	5,705,594	2,698,968
362,511	134,503	8,818	29,897	1,802,865	850,856
(537,458)	(543,986)	(424,672)	(181,097)	(2,694,723)	(7,659,540)

(43,315)	(205,855)	(371,096)	269,906	4,813,736	(4,109,716)

127	344	1	66	3,242	712
9,126	4,517	52	732	35,219	20,614
(32,537)	(36,079)	(7,289)	(9,250)	(168,588)	(171,412)

(23,284)	(31,218)	(7,236)	(8,452)	(130,127)	(150,086)

92,022	108,419	2,491	8,850	2,811,678	1,588,331
61,674	13,237	130	699	1,258,951	343,762
(122,752)	(61,255)	(2,132)	(7,727)	(1,364,911)	(622,148)

30,944	60,401	489	1,822	2,705,718	1,309,945

9,037,428	6,305,423	3,450,437	884,167	11,570,304	10,967,320
6,079,031	2,320,846	135,832	384,102	2,686,675	1,014,523
(15,018,081)	(11,898,139)	(1,200,414)	(1,725,858)	(8,817,130)	(15,184,425)

98,378	(3,271,870)	2,385,855	(457,589)	5,439,849	(3,202,582)

—	—	—	—	7,482	4,055
2	1	1	—	445	74
—	—	—	—	(1,149)	(3,288)

2	1	1	—	6,778	841

62,725	(3,448,541)	2,008,013	(194,313)	12,835,954	(6,151,598)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$91,700,954	$96,426,885
Distributions reinvested	33,032,277	25,697,968
Value of shares redeemed	(162,382,364)	(313,978,501)

Change in net assets from Class A Share transactions	(37,649,133)	(191,853,648)
Class B Shares:
Proceeds from shares issued	—	13,603
Distributions reinvested	238,670	232,254
Value of shares redeemed	(2,781,222)	(3,495,236)

Change in net assets from Class B Share transactions	(2,542,552)	(3,249,379)
Class C Shares:
Proceeds from shares issued	20,441,233	29,610,611
Distributions reinvested	19,514,637	10,900,826
Value of shares redeemed	(61,841,786)	(51,663,697)

Change in net assets from Class C Share transactions	(21,885,916)	(11,152,260)
Institutional Shares:
Proceeds from shares issued	373,054,511	176,964,153
Distributions reinvested	61,688,923	40,823,997
Value of shares redeemed	(352,354,402)	(375,371,954)

Change in net assets from Institutional Share transactions	82,389,032	(157,583,804)
Class R Shares:
Proceeds from shares issued	221,370	558,881
Distributions reinvested	157,535	78,357
Value of shares redeemed	(518,281)	(313,501)

Change in net assets from Class R Share transactions	(139,376)	323,737

Change in net assets from capital transactions	$20,172,055	$(363,515,354)

Share Transactions:
Class A Shares:
Issued	5,326,559	5,125,334
Reinvested	1,973,144	1,399,852
Redeemed	(9,330,149)	(16,667,881)

Change in Class A Shares	(2,030,446)	(10,142,695)
Class B Shares:
Issued	—	720
Reinvested	14,367	12,678
Redeemed	(160,821)	(186,907)

Change in Class B Shares	(146,454)	(173,509)
Class C Shares:
Issued	1,198,628	1,598,787
Reinvested	1,181,597	599,348
Redeemed	(3,639,420)	(2,774,922)

Change in Class C Shares	(1,259,195)	(576,787)
Institutional Shares:
Issued	21,587,101	9,468,157
Reinvested	3,672,381	2,218,624
Redeemed	(20,300,270)	(19,907,095)

Change in Institutional Shares	4,959,212	(8,220,314)
Class R Shares:
Issued	13,067	29,720
Reinvested	9,484	4,298
Redeemed	(30,400)	(16,676)

Change in Class R Shares	(7,849)	17,342

Change in Shares	1,515,268	(19,095,963)

* Commencement of operations. ** Includes capital stock transactions for the predecessor fund: Stratton Mid Cap Value Fund.

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital Stratton Mid Cap Value Fund

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Period November 28, 2014* to September 30, 2015	For the Period January 1, 2016 to September 30, 2016	For the Year Ended December 31, 2015**	For the Year Ended December 31, 2014

$49,731	$986,187	$53,257	$586,586	$16,038	$1,026	$—
25,974	60,355	10,255	232	—	36	—
(919,009)	(1,777,119)	(250,616)	(149)	(500)	—	—

(843,304)	(730,577)	(187,104)	586,669	15,538	1,062	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

15,753	273,042	19,376	58,909	—	1,026	—
8,039	10,371	437	2	—	36	—
(194,009)	(124,040)	(2,521)	(26,318)	—	—	—

(170,217)	159,373	17,292	32,593	—	1,062	—

15,037,076	87,912,677	50,773,294	26,452,117	130,665	854,761	38,128,201
987,160	1,447,368	5,373	129	—	1,917,811	24,927
(71,349,945)	(69,925,353)	(1,857,308)	(6,457,035)	(4,899,604)	(9,649,077)	(36,895,820)

(55,325,709)	19,434,692	48,921,359	19,995,211	(4,768,939)	(6,876,505)	1,257,308

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

$(56,339,230)	$18,863,488	$48,751,547	$20,614,473	$(4,753,401)	$(6,874,381)	$1,257,308

6,250	98,964	5,803	57,632	331	19	—
3,107	6,171	1,067	24	—	1	—
(114,696)	(181,333)	(27,899)	(16)	(9)	—	—

(105,339)	(76,198)	(21,029)	57,640	322	20	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

1,813	27,148	2,003	5,627	—	19	—
976	1,068	45	—	—	1	—
(23,730)	(12,722)	(262)	(2,556)	—	—	—

(20,941)	15,494	1,786	3,071	—	20	—

1,790,200	8,840,835	5,398,540	2,645,568	2,332	15,241	698,557
117,379	147,540	559	13	(63)	37,319	451
(8,589,797)	(7,135,189)	(194,473)	(632,437)	(92,275)	(172,529)	(670,088)

(6,682,218)	1,853,186	5,204,626	2,013,144	(90,006)	(119,969)	28,920

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—	—

(6,808,498)	1,792,482	5,185,383	2,073,855	(89,684)	(119,929)	28,920

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Stratton Real Estate Fund
	For the Period January 1, 2016 to September 30, 2016	For the Year Ended December 31, 2015*	For the Year Ended December 31, 2014
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$106,941	$1,026	$—
Distributions reinvested	982	14	—
Value of shares redeemed	(500)	—	—

Change in net assets from Class A Share transactions	107,423	1,040	—
Class C Shares:
Proceeds from shares issued	20,159	1,026	—
Distributions reinvested	108	14	—
Value of shares redeemed	(2,210)	—	—

Change in net assets from Class C Share transactions	18,057	1,040	—
Institutional Shares:
Proceeds from shares issued	12,077,203	16,116,223	3,335,380
Distributions reinvested	1,098,322	2,369,591	5,043,300
Value of shares redeemed	(14,441,949)	(14,488,847)	(9,535,658)

Change in net assets from Institutional Share transactions	(1,266,424)	3,996,967	(1,156,978)

Change in net assets from capital transactions	$(1,140,944)	$3,999,047	$(1,156,978)

Share Transactions:
Class A Shares:
Issued	2,859	29	—
Reinvested	25	1	—
Redeemed	(13)	—	—

Change in Class A Shares	2,871	30	—
Class C Shares:
Issued	525	29	—
Reinvested	3	1	—
Redeemed	(54)	—	—

Change in Class C Shares	474	30	—
Institutional Shares:
Issued	308,879	429,902	96,164
Reinvested	27,369	67,718	140,602
Redeemed	(373,157)	(405,726)	(289,564)

Change in Institutional Shares	(36,909)	91,894	(52,798)

Change in Shares	(33,564)	91,954	(52,798)

* Includes capital stock transactions for the predecessor funds: Stratton Real Estate Fund and Stratton Small Cap Value Fund.

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund	Sterling Capital Ultra Short Bond Fund

For the Period January 1, 2016 to September 30, 2016	For the Year Ended December 31, 2015*	For the Year Ended December 31, 2014	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$75,496	$1,026	$—	$8,627,882	$10,746,221
—	15	—	108,295	68,470
(500)	—	—	(10,734,334)	(13,633,265)

74,996	1,041	—	(1,998,157)	(2,818,574)

59,199	1,026	—	—	—
—	14	—	—	—
—	—	—	—	—

59,199	1,040	—	—	—

192,336,393	263,411,131	436,608,836	27,102,369	11,100,036
—	12,073,101	21,444,005	638,111	437,754
(264,684,307)	(460,454,899)	(208,123,695)	(8,754,336)	(23,040,368)

(72,347,914)	(184,970,667)	249,929,146	18,986,144	(11,502,578)

$(72,213,719)	(184,968,586)	$249,929,146	$16,987,987	$(14,321,152)

1,105	14	—	876,356	1,083,791
—	—	—	11,345	6,912
(6)	—	—	(1,091,443)	(1,375,048)

1,099	14	—	(203,742)	(284,345)

825	14	—	—	—
—	1	—	—	—
—	—	—	—	—

825	15	—	—	—

2,676,373	3,579,007	5,734,660	2,759,543	1,119,396
—	175,712	292,991	64,588	44,220
(3,760,802)	(6,296,511)	(2,779,146)	(890,332)	(2,323,600)

(1,084,429)	(2,541,792)	3,248,505	1,933,799	(1,159,984)

(1,082,505)	(2,541,763)	3,248,505	1,730,057	(1,444,329)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Short Duration Bond Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,670,085	$1,780,844
Distributions reinvested	147,990	195,572
Value of shares redeemed	(2,514,299)	(4,147,988)

Change in net assets from Class A Share transactions	(696,224)	(2,171,572)
Class B Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class B Share transactions	—	—
Class C Shares:
Proceeds from shares issued	999,391	866,184
Distributions reinvested	24,636	38,764
Value of shares redeemed	(1,537,914)	(340,975)

Change in net assets from Class C Share transactions	(513,887)	563,973
Institutional Shares:
Proceeds from shares issued	25,251,964	40,419,740
Distributions reinvested	648,944	723,318
Value of shares redeemed	(26,464,544)	(42,076,172)

Change in net assets from Institutional Share transactions	(563,636)	(933,114)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(1,773,747)	$(2,540,713)

Share Transactions:
Class A Shares:
Issued	189,618	198,119
Reinvested	16,801	21,793
Redeemed	(285,363)	(462,323)

Change in Class A Shares	(78,944)	(242,411)
Class B Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class B Shares	—	—
Class C Shares:
Issued	113,425	96,176
Reinvested	2,798	4,326
Redeemed	(174,718)	(37,932)

Change in Class C Shares	(58,495)	62,570
Institutional Shares:
Issued	2,867,575	4,499,707
Reinvested	73,673	80,754
Redeemed	(3,003,989)	(4,683,385)

Change in Institutional Shares	(62,741)	(102,924)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Change in Shares	(200,180)	(282,765)

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$951,217	$5,617,921	$31,405,121	$17,808,421	$100,692	$102,581
117,101	176,965	1,623,798	1,313,403	10,509	8,740
(1,666,038)	(6,858,288)	(12,325,574)	(9,566,217)	(28,660)	(25,718)

(597,720)	(1,063,402)	20,703,345	9,555,607	82,541	85,603

—	4,242	19,523	61,690	—	—
1,128	2,500	14,699	29,761	—	—
(95,545)	(103,686)	(617,111)	(601,269)	—	—

(94,417)	(96,944)	(582,889)	(509,818)	—	—

364,738	45,149	2,511,381	1,912,192	46,799	—
8,036	9,045	113,317	121,462	657	196
(448,186)	(100,278)	(1,212,917)	(1,155,506)	—	—

(75,412)	(46,084)	1,411,781	878,148	47,456	196

7,250,602	9,866,530	253,141,796	310,192,582	14,366,119	32,047,361
113,612	161,461	13,104,869	13,629,682	1,570,135	1,854,765
(10,263,902)	(11,478,580)	(186,272,472)	(134,827,838)	(49,344,500)	(19,247,924)

(2,899,688)	(1,450,589)	79,974,193	188,994,426	(33,408,246)	14,654,202

—	—	—	54	—	—
—	—	149	173	—	—
—	—	(700)	—	—	—

—	—	(551)	227	—	—

$(3,667,237)	$(2,657,019)	$101,505,879	$198,918,590	$(33,278,249)	$14,740,001

93,282	545,502	2,973,620	1,661,183	9,910	9,931
11,467	17,275	152,688	123,015	1,031	854
(163,211)	(675,060)	(1,164,439)	(898,029)	(2,821)	(2,527)

(58,462)	(112,283)	1,961,869	886,169	8,120	8,258

—	417	1,818	5,720	—	—
111	245	1,388	2,781	—	—
(9,414)	(10,149)	(57,911)	(56,277)	—	—

(9,303)	(9,487)	(54,705)	(47,776)	—	—

35,847	4,418	233,674	177,979	4,686	—
788	884	10,648	11,360	65	19
(43,964)	(9,774)	(114,733)	(108,440)	—	—

(7,329)	(4,472)	129,589	80,899	4,751	19

710,646	963,312	23,735,844	28,947,287	1,424,265	3,125,906
11,120	15,746	1,232,539	1,275,687	154,853	181,138
(1,003,905)	(1,120,290)	(17,573,416)	(12,661,006)	(4,851,586)	(1,881,928)

(282,139)	(141,232)	7,394,967	17,561,968	(3,272,468)	1,425,116

—	—	—	5	—	—
—	—	14	16	—	—
—	—	(67)	—	—	—

—	—	(53)	21	—	—

(357,233)	(267,474)	9,431,667	18,481,281	(3,259,597)	1,433,393

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Securitized Opportunities Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$5,118,423	$44,803
Distributions reinvested	18,420	2,729
Value of shares redeemed	(4,833,096)	(10,517)

Change in net assets from Class A Share transactions	303,747	37,015
Class C Shares:
Proceeds from shares issued	—	—
Distributions reinvested	627	687
Value of shares redeemed	—	—

Change in net assets from Class C Share transactions	627	687
Institutional Shares:
Proceeds from shares issued	12,158,576	16,013,633
Distributions reinvested	1,206,476	1,131,660
Value of shares redeemed	(13,821,113)	(7,757,627)

Change in net assets from Institutional Share transactions	(456,061)	9,387,666

Change in net assets from capital transactions	$(151,687)	$9,425,368

Share Transactions:
Class A Shares:
Issued	512,888	4,462
Reinvested	1,850	273
Redeemed	(489,826)	(1,057)

Change in Class A Shares	24,912	3,678
Class C Shares:
Issued	—	—
Reinvested	62	69
Redeemed	—	—

Change in Class C Shares	62	69
Institutional Shares:
Issued	1,218,996	1,601,075
Reinvested	120,522	113,147
Redeemed	(1,382,696)	(777,454)

Change in Institutional Shares	(43,178)	936,768

Change in Shares	(18,204)	940,515

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$242,712	$173,580	$498,882	$993,275	$9,996,560	$3,271,634
129,238	157,983	109,686	110,293	1,008,520	856,621
(551,767)	(317,405)	(1,010,470)	(967,867)	(5,270,210)	(6,565,206)

(179,817)	14,158	(401,902)	135,701	5,734,870	(2,436,951)

—	—	157,489	82,459	3,795,704	1,136,424
536	637	11,132	10,790	75,915	41,063
—	—	(114,652)	(95,561)	(1,154,608)	(685,456)

536	637	53,969	(2,312)	2,717,011	492,031

2,040,861	2,443,555	2,975,581	6,010,967	37,514,719	35,818,542
50,004	71,870	258,996	247,424	1,048,470	885,369
(3,052,836)	(3,291,429)	(7,947,582)	(7,646,027)	(29,714,007)	(40,683,164)

(961,971)	(776,004)	(4,713,005)	(1,387,636)	8,849,182	(3,979,253)

$(1,141,252)	$(761,209)	$(5,060,938)	$(1,254,247)	$17,301,063	$(5,924,173)

22,770	16,327	44,128	89,218	901,371	298,779
12,225	14,790	9,763	9,851	91,378	78,025
(52,139)	(29,673)	(90,214)	(86,735)	(475,823)	(598,065)

(17,144)	1,444	(36,323)	12,334	516,926	(221,261)

—	—	13,877	7,385	343,270	103,490
50	60	991	964	6,884	3,743
—	—	(10,249)	(8,520)	(104,171)	(62,562)

50	60	4,619	(171)	245,983	44,671

192,296	229,733	263,680	535,757	3,380,713	3,254,656
4,733	6,748	23,009	22,079	94,922	80,670
(288,271)	(309,523)	(701,539)	(682,029)	(2,685,371)	(3,703,277)

(91,242)	(73,042)	(414,850)	(124,193)	790,264	(367,951)

(108,336)	(71,538)	(446,554)	(112,030)	1,553,173	(544,541)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,651,886	$1,137,270
Distributions reinvested	314,627	297,069
Value of shares redeemed	(1,333,071)	(407,404)

Change in net assets from Class A Share transactions	1,633,442	1,026,935
Class C Shares:
Proceeds from shares issued	1,049,922	443,217
Distributions reinvested	19,676	16,351
Value of shares redeemed	(803,474)	(2,376,040)

Change in net assets from Class C Share transactions	266,124	(1,916,472)
Institutional Shares:
Proceeds from shares issued	24,412,603	15,028,426
Distributions reinvested	388,362	287,136
Value of shares redeemed	(11,097,704)	(6,339,982)

Change in net assets from Institutional Share transactions	13,703,261	8,975,580

Change in net assets from capital transactions	$15,602,827	$8,086,043

Share Transactions:
Class A Shares:
Issued	235,183	102,254
Reinvested	27,972	26,667
Redeemed	(118,390)	(213,198)

Change in Class A Shares	144,765	(84,277)
Class C Shares:
Issued	93,348	39,731
Reinvested	1,749	1,468
Redeemed	(71,470)	(36,461)

Change in Class C Shares	23,627	4,738
Institutional Shares:
Issued	2,178,180	1,360,106
Reinvested	34,737	25,956
Redeemed	(988,162)	(572,809)

Change in Institutional Shares	1,224,755	813,253

Change in Shares	1,393,147	733,714

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$997,012	$647,538	$3,027,987	$3,689,399
665,639	805,613	755,715	677,107
(4,094,900)	(5,638,506)	(1,792,075)	(4,210,504)

(2,432,249)	(4,185,355)	1,991,627	156,002

167,437	92,545	446,769	76,104
17,964	22,214	6,685	5,600
(276,899)	(351,479)	(49,782)	(129,627)

(91,498)	(236,720)	403,672	(47,923)

16,920,406	17,263,590	10,647,187	13,932,544
517,419	500,475	399,153	308,998
(12,931,229)	(18,624,527)	(14,363,312)	(17,711,994)

4,506,596	(860,462)	(3,316,972)	(3,470,452)

$1,982,849	$(5,282,537)	$(921,673)	$(3,362,373)

82,609	53,868	295,616	363,040
55,102	67,076	73,984	66,738
(338,022)	(471,168)	(175,645)	(415,158)

(200,311)	(350,224)	193,955	14,620

13,843	7,781	43,324	7,559
1,488	1,850	655	552
(22,763)	(29,287)	(4,851)	(12,715)

(7,432)	(19,656)	39,128	(4,604)

1,396,949	1,436,452	1,037,646	1,371,642
42,802	41,712	39,088	30,430
(1,068,827)	(1,551,666)	(1,404,223)	(1,740,598)

370,924	(73,502)	(327,489)	(338,526)

163,181	(443,382)	(94,406)	(328,510)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Diversified Income Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,547,665	$1,887,859
Distributions reinvested	473,054	308,203
Value of shares redeemed	(2,047,138)	(2,937,504)

Change in net assets from Class A Share transactions	(26,419)	(741,442)
Class B Shares:
Proceeds from shares issued	2,070	—
Distributions reinvested	9,744	9,755
Value of shares redeemed	(317,580)	(287,067)

Change in net assets from Class B Share transactions	(305,766)	(277,312)
Class C Shares:
Proceeds from shares issued	526,578	555,913
Distributions reinvested	18,624	6,249
Value of shares redeemed	(239,308)	(27,698)

Change in net assets from Class C Share transactions	305,894	534,464
Institutional Shares:
Proceeds from shares issued	4,869,619	30,753,764
Distributions reinvested	994,186	386,573
Value of shares redeemed	(8,873,690)	(3,778,591)

Change in net assets from Institutional Share transactions	(3,009,885)	27,361,746

Change in net assets from capital transactions	$(3,036,176)	$26,877,456

Share Transactions:
Class A Shares:
Issued	147,958	176,782
Reinvested	45,677	29,144
Redeemed	(198,129)	(274,990)

Change in Class A Shares	(4,494)	(69,064)
Class B Shares:
Issued	202	—
Reinvested	942	917
Redeemed	(30,595)	(26,758)

Change in Class B Shares	(29,451)	(25,841)
Class C Shares:
Issued	50,840	52,905
Reinvested	1,813	599
Redeemed	(23,396)	(2,590)

Change in Class C Shares	29,257	50,914
Institutional Shares:
Issued	465,723	2,805,133
Reinvested	94,911	36,774
Redeemed	(856,953)	(354,765)

Change in Institutional Shares	(296,319)	2,487,142

Change in Shares	(301,007)	2,443,151

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$1,404,386	$4,039,105	$1,408,636	$2,672,841
627,559	481,066	380,173	225,466
(5,620,261)	(4,799,807)	(3,890,979)	(2,848,121)

(3,588,316)	(279,636)	(2,102,170)	50,186

—	8,241	710	11,967
7,812	9,918	9,375	6,950
(664,396)	(1,048,427)	(581,853)	(976,831)

(656,584)	(1,030,268)	(571,768)	(957,914)

75,280	174,979	57,866	96,199
9,576	5,115	5,147	1,997
(131,762)	(159,492)	(139,880)	(93,956)

(46,906)	20,602	(76,867)	4,240

28	44	98,435	860,482
1,789	1,785	13,445	11,035
(32,561)	(136,846)	(979,999)	(171,809)

(30,744)	(135,017)	(868,119)	699,708

$(4,322,550)	$(1,424,319)	$(3,618,924)	$(203,780)

134,456	373,614	140,419	251,786
60,259	44,976	37,620	21,649
(542,145)	(442,468)	(385,153)	(268,419)

(347,430)	(23,878)	(207,114)	5,016

—	799	70	1,186
768	947	953	687
(64,884)	(98,893)	(59,787)	(94,604)

(64,116)	(97,147)	(58,764)	(92,731)

7,574	16,293	5,923	9,377
941	488	526	198
(12,837)	(14,971)	(14,281)	(9,025)

(4,322)	1,810	(7,832)	550

3	4	9,593	83,195
170	166	1,325	1,062
(3,069)	(12,721)	(93,735)	(16,514)

(2,896)	(12,551)	(82,817)	67,743

(418,764)	(131,766)	(356,527)	(19,422)

Sterling Capital Funds
Statement of Cash Flows
For the Year Ended September 30, 2016

Sterling Capital Long/Short Equity Fund
Cash Used for Operating Activities:
Net decrease in net assets from operations	$(3,689,693)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in cash held at broker for securities short sales	17,072,484
Decrease in interest and dividends receivable	37,594
Decrease in prepaid expenses	155
Increase in payable for dividends on short sales	721
Decrease in payable to broker for service fee on short sales	(180)
Decrease in investment advisory fees payable	(83,381)
Increase in accounting out-of-pocket fees payable	1,884
Decrease in administration fees payable	(5,622)
Decrease in audit fees payable	(6,018)
Decrease in transfer agent fees payable	(11,409)
Decrease in distribution (12b-1) fees payable	(356)
Increase in service fees payable	105
Increase in Trustee fees payable	86
Increase in other fees	5,955
Amortization of premium and accretion of discount on investments	(47,446)
Net realized gain (loss) on investments	21,128,166
Net unrealized gain (loss) on investments and foreign currency translations	(18,507,697)
Premiums received from options written	218,812
Premiums paid on closing options written	(94,194)
Proceeds from investments sold short	138,396,086
Purchases to cover investments sold short	(152,889,366)
Purchases of long-term investments	(140,385,393)
Proceeds from sales of long-term investments	186,155,028
Net proceeds of short-term securities	12,047,317

Net cash provided by operating activities	59,343,638

Cash Provided by (Used for) Financing Activities:
Proceeds from issuance of capital shares	15,319,881
Payments on redemption of capital shares	(73,209,152)
Cash dividends paid to shareholders	(774,143)

Net cash used for financing activities	(58,663,414)

Cash:
Net increase in cash	680,224
Cash at beginning of Year	4,764

Cash at end of Year	$684,988

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for dividend expense and service fee on securities sold short	$(762,529)

Non-Cash Financing Activities:
Capital shares issued in reinvestment of distributions paid to shareholders	$1,021,173

See accompanying Notes to the Financial Statements.

(This page has been left blank intentionally.)

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
Net Asset Value, Beginning of Period		Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2016	$16.53	0.27	1.15	1.42	(0.27)	—	(0.27)
Year Ended September 30, 2015	$17.24	0.22	(0.69)	(0.47)	(0.24)	—	(0.24)
Year Ended September 30, 2014	$14.16	0.18	3.06	3.24	(0.16)	—	(0.16)
Year Ended September 30, 2013	$12.80	0.13	1.36	1.49	(0.13)	—	(0.13)
Year Ended September 30, 2012	$9.90	0.11	2.90	3.01	(0.11)	—	(0.11)
Sterling Capital Mid Value Fund
Year Ended September 30, 2016	$17.97	0.02	2.06	2.08	—	(3.34)	(3.34)
Year Ended September 30, 2015	$19.33	0.06	(0.14)	(0.08)	(0.11)	(1.17)	(1.28)
Year Ended September 30, 2014	$18.78	0.05	1.76	1.81	(0.06)	(1.20)	(1.26)
Year Ended September 30, 2013	$14.28	0.13	4.47	4.60	(0.10)	—	(0.10)
Year Ended September 30, 2012	$11.37	0.10	2.91	3.01	(0.10)	—	(0.10)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2016	$14.04	0.18	1.15	1.33	(0.17)	(0.01)	(0.18)
Year Ended September 30, 2015	$14.34	0.18	0.16	0.34	(0.20)	(0.44)	(0.64)
Year Ended September 30, 2014	$15.25	0.11	0.93	1.04	(0.08)	(1.87)	(1.95)
Year Ended September 30, 2013	$12.01	0.05	3.37	3.42	(0.03)	(0.15)	(0.18)
Year Ended September 30, 2012	$10.79	0.03	2.17	2.20	—	(0.98)	(0.98)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2016	$22.96	—	1.88	1.88	—	(3.31)	(3.31)
Year Ended September 30, 2015	$23.33	(0.06)	0.89	0.83	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.38	(0.02)	4.26	4.24	(0.01)	(2.28)	(2.29)
Year Ended September 30, 2013	$18.51	0.05 (e)	3.78	3.83	(0.01)	(0.95)	(0.96)
Year Ended September 30, 2012	$15.25	— (f)	3.57	3.57	—	(0.31)	(0.31)
Sterling Capital Equity Income Fund
Year Ended September 30, 2016	$17.35	0.31	2.05	2.36	(0.31)	(1.10)	(1.41)
Year Ended September 30, 2015	$18.94	0.31	(1.06)	(0.75)	(0.33)	(0.51)	(0.84)
Year Ended September 30, 2014	$18.14	0.34	1.40	1.74	(0.31)	(0.63)	(0.94)
Year Ended September 30, 2013	$16.03	0.29	2.23	2.52	(0.25)	(0.16)	(0.41)
Year Ended September 30, 2012	$13.25	0.25	2.72	2.97	(0.19)	—	(0.19)
Sterling Capital Long/Short Equity Fund
Year Ended September 30, 2016	$8.87	(0.17)	0.11	(0.06)	—	(0.20)	(0.20)
Year Ended September 30, 2015	$10.90	(0.19)	(1.54)	(1.73)	—	(0.30)	(0.30)
December 13, 2013 to September 30, 2014(j)	$10.00	(0.13)	1.03	0.90	—	—	—

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.56%.

(e)

Net investment income per share reflects a special dividend, which amounted to $0.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.19% per share.

(f)	Amount is less than $0.005.

(g)	Ratio is below 0.005%.
(h)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.19% per share.

(i)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.08% per share.
(j)	Period from commencement of operations.
(k)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.04% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$17.68	8.66%		$30,159	1.01%		1.58%		1.15%	145.53%
$16.53	(2.81)%		$31,079	1.06%		1.25%		1.16%	135.05%
$17.24	22.96%		$34,395	1.06%		1.09%		1.16%	113.75%
$14.16	11.72	%(d)	$28,682	1.09%		0.97%		1.19%	164.27%
$12.80	30.52%		$28,618	1.08%		0.98%		1.28%	68.75%

$16.71	13.07%		$31,625	1.18%		0.15%		1.18%	25.45%
$17.97	(0.69)%		$34,792	1.19%		0.29%		1.19%	30.61%
$19.33	9.91%		$41,403	1.18%		0.26%		1.18%	27.30%
$18.78	32.36%		$36,094	1.17%		0.79%		1.17%	34.03%
$14.28	26.57%		$21,976	1.19%		0.78%		1.20%	21.62%

$15.19	9.52%		$8,714	1.13%		1.29%		1.21%	120.42%
$14.04	2.20%		$13,261	1.25%		1.18%		1.25%	101.99%
$14.34	7.09%		$9,681	1.24%		0.74%		1.24%	68.50%
$15.25	28.74%		$8,813	1.29%		0.36%		1.29%	176.62%
$12.01	21.31%		$6,720	1.33%		0.22%		1.44%	32.86%

$21.53	8.57%		$351,467	1.17%		0.02%		1.22%	27.32%
$22.96	3.75%		$264,294	1.22%		(0.25)%		1.22%	26.98%
$23.33	21.71%		$364,368	1.21%		(0.11)%		1.21%	32.35%
$21.38	21.59%		$269,300	1.24%		0.27	%(e)	1.24%	53.76%
$18.51	23.67%		$174,085	1.29%		(0.00	)%(g)	1.38%	19.38%

$18.30	14.50%		$467,470	1.21%		1.78%		1.21%	20.64%
$17.35	(4.16)%		$478,393	1.21%		1.66%		1.21%	27.53%
$18.94	9.76%		$714,457	1.20%		1.79%		1.20%	16.13%
$18.14	16.02%		$690,106	1.20%		1.69%		1.20%	30.56%
$16.03	22.47%		$371,659	1.19%		1.61%		1.26%	21.30%

$8.61	(0.57)%		$362	3.51	%(h)	(2.06)%		3.54%	370.28%
$8.87	(16.16)%		$1,307	3.19	%(i)	(1.93)%		3.19%	265.99%
$10.90	9.00%		$2,437	3.44	%(k)	(1.55)%		3.44%	193.58%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2016	$9.22	0.21	0.46	0.67	(0.21)	—	(0.21)
November 28, 2014 to September 30, 2015(d)	$10.00	0.18	(0.94)	(0.76)	(0.02)	—	(0.02)
Sterling Capital Stratton Mid Cap Value Fund
Period Ended September 30, 2016	$52.55	(0.02)	3.34	3.32	—	—	—
November 16, 2015 to December 31, 2015(d)	$53.97	0.05	0.44	0.49	(0.13)	(1.78)	(1.91)
Sterling Capital Stratton Real Estate Fund
Period Ended September 30, 2016	$36.00	0.57	3.58	4.15	(0.48)	—	(0.48)
November 16, 2015 to December 31, 2015(d)	$34.90	0.15	1.42	1.57	—	(0.47)	(0.47)
Sterling Capital Stratton Small Cap Value Fund
Period Ended September 30, 2016	$69.90	(0.02)	8.46	8.44	—	—	—
November 16, 2015 to December 31, 2015(d)	$71.71	0.05	(0.81)	(0.76)	(0.05)	(1.00)	(1.05)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2016	$9.87	0.07	0.03	0.10	(0.15)	—	(0.15)
Year Ended September 30, 2015	$9.94	0.04	(0.02)	0.02	(0.09)	—	(0.09)
Year Ended September 30, 2014	$9.98	0.05	(0.03)	0.02	(0.06)	—	(0.06)
November 30, 2012 to September 30, 2013(d)	$10.00	0.03	(0.02)	0.01	(0.03)	—	(0.03)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$9.68	7.24%	$354	1.05%	2.26%	1.36%	125.35%
$9.22	(7.57)%	$531	1.28%	2.16%	1.44%	133.50%

$55.87	6.32%	$19	1.20%	(0.04)%	1.22%	11.16%
$52.55	1.00%	$1	0.91%	0.72%	0.91%	19.28%

$39.67	11.50%	$115	1.08%	1.93%	1.11%	18.43%
$36.00	4.54%	$1	0.86%	3.30%	0.86%	15.47%

$78.34	12.07%	$87	1.33%	(0.04)%	1.33%	3.42%
$69.90	(1.03)%	$1	1.33%	0.58%	1.33%	6.33%

$9.82	0.99%	$6,250	0.71%	0.72%	0.80%	43.02%
$9.87	0.25%	$8,295	0.78%	0.43%	0.80%	66.19%
$9.94	0.21%	$11,184	0.73%	0.51%	0.73%	79.98%
$9.98	0.15%	$13,526	0.73%	0.41%	0.73%	55.18%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital		Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2016	$8.86	0.10	0.07	0.17	(0.22)	—	—		(0.22)
Year Ended September 30, 2015	$9.07	0.10	(0.05)	0.05	(0.26)	—	—		(0.26)
Year Ended September 30, 2014	$9.24	0.14	(0.04)	0.10	(0.27)	—	—		(0.27)
Year Ended September 30, 2013	$9.47	0.17	(0.10)	0.07	(0.30)	—	—		(0.30)
Year Ended September 30, 2012	$9.36	0.19	0.24	0.43	(0.32)	—	—		(0.32)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2016	$10.18	0.13	0.11	0.24	(0.18)	—	—		(0.18)
Year Ended September 30, 2015	$10.19	0.13	0.05	0.18	(0.19)	—	—		(0.19)
Year Ended September 30, 2014	$10.29	0.14	0.09	0.23	(0.33)	—	—		(0.33)
Year Ended September 30, 2013	$10.86	0.16	(0.43)	(0.27)	(0.30)	—	—		(0.30)
Year Ended September 30, 2012	$10.79	0.20	0.16	0.36	(0.29)	—	—		(0.29)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2016	$10.53	0.26	0.34	0.60	(0.32)	—	—		(0.32)
Year Ended September 30, 2015	$10.66	0.28	(0.06)	0.22	(0.35)	—	—		(0.35)
Year Ended September 30, 2014	$10.52	0.31	0.21	0.52	(0.37)	(0.01)	—		(0.38)
Year Ended September 30, 2013	$11.15	0.29	(0.46)	(0.17)	(0.38)	(0.08)	—		(0.46)
Year Ended September 30, 2012	$11.05	0.29	0.46	0.75	(0.38)	(0.27)	—		(0.65)
Sterling Capital Corporate Fund
Year Ended September 30, 2016	$10.10	0.28	0.27	0.55	(0.28)	—	—		(0.28)
Year Ended September 30, 2015	$10.25	0.29	(0.14)	0.15	(0.29)	(0.01)	—	(d)	(0.30)
Year Ended September 30, 2014	$10.15	0.31	0.20	0.51	(0.31)	(0.10)	—		(0.41)
February 1, 2013 to September 30, 2013(e)	$10.53	0.22	(0.38)	(0.16)	(0.22)	—	—		(0.22)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2016	$9.98	0.19	0.16	0.35	(0.23)	—	—		(0.23)
Year Ended September 30, 2015	$9.90	0.20	0.13	0.33	(0.25)	—	—		(0.25)
Year Ended September 30, 2014	$9.85	0.22	0.11	0.33	(0.28)	—	—		(0.28)
February 1, 2013 to September 30, 2013(e)	$10.16	0.11	(0.21)	(0.10)	(0.21)	—	—		(0.21)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2016	$10.62	0.24	0.15	0.39	(0.24)	(0.13)	—		(0.37)
Year Ended September 30, 2015	$10.86	0.25	(0.06)	0.19	(0.25)	(0.18)	—		(0.43)
Year Ended September 30, 2014	$10.67	0.27	0.18	0.45	(0.26)	—	—		(0.26)
Year Ended September 30, 2013	$11.17	0.24	(0.44)	(0.20)	(0.24)	(0.06)	—		(0.30)
Year Ended September 30, 2012	$10.80	0.27	0.40	0.67	(0.27)	(0.03)	—		(0.30)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2016	$11.17	0.20	0.21	0.41	(0.20)	(0.07)	—		(0.27)
Year Ended September 30, 2015	$11.23	0.20	— (d)	0.20	(0.20)	(0.06)	—		(0.26)
Year Ended September 30, 2014	$10.96	0.19	0.27	0.46	(0.19)	—	—		(0.19)
Year Ended September 30, 2013	$11.56	0.19	(0.45)	(0.26)	(0.19)	(0.15)	—		(0.34)
Year Ended September 30, 2012	$11.23	0.24	0.41	0.65	(0.24)	(0.08)	—		(0.32)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$8.81	1.98%	$7,332	0.74%	1.09%	0.81%	54.68%
$8.86	0.56%	$8,075	0.79%	1.17%	0.81%	55.74%
$9.07	1.13%	$10,468	0.76%	1.48%	0.80%	56.10%
$9.24	0.72%	$13,812	0.77%	1.83%	0.81%	56.09%
$9.47	4.68%	$8,965	0.81%	2.04%	0.91%	85.13%

$10.24	2.37%	$7,066	0.85%	1.24%	0.97%	49.39%
$10.18	1.81%	$7,625	0.91%	1.29%	0.98%	62.02%
$10.19	2.23%	$8,778	0.93%	1.41%	0.93%	35.74%
$10.29	(2.54)%	$10,172	0.93%	1.50%	0.93%	66.16%
$10.86	3.41%	$12,788	0.97%	1.81%	1.10%	71.68%

$10.81	5.84%	$70,257	0.74%	2.42%	0.84%	65.47%
$10.53	2.04%	$47,782	0.73%	2.63%	0.83%	41.37%
$10.66	5.03%	$38,929	0.81%	2.90%	0.83%	75.21%
$10.52	(1.51)%	$42,774	0.82%	2.68%	0.84%	149.09%
$11.15	7.13%	$50,063	0.88%	2.65%	0.99%	110.82%

$10.37	5.55%	$441	0.89%	2.77%	0.89%	83.88%
$10.10	1.51%	$348	0.88%	2.87%	0.88%	33.94%
$10.25	5.16%	$269	0.86%	3.04%	0.86%	105.03%
$10.15	(1.54)%	$160	0.85%	3.21%	0.85%	99.48%

$10.10	3.60%	$377	0.84%	1.89%	0.88%	43.63%
$9.98	3.39%	$124	0.84%	2.01%	0.88%	19.85%
$9.90	3.38%	$87	0.85%	2.20%	0.88%	98.34%
$9.85	(1.00)%	$38	0.90%	1.71%	0.90%	193.21%

$10.64	3.69%	$4,358	0.91%	2.25%	1.02%	16.44%
$10.62	1.80%	$4,532	0.95%	2.37%	1.04%	17.34%
$10.86	4.31%	$4,615	0.97%	2.47%	0.97%	11.13%
$10.67	(1.83)%	$5,849	0.96%	2.21%	0.96%	22.05%
$11.17	6.21%	$10,969	0.95%	2.43%	1.04%	16.52%

$11.31	3.71%	$6,537	0.86%	1.75%	0.96%	14.36%
$11.17	1.79%	$6,865	0.90%	1.82%	0.96%	18.38%
$11.23	4.26%	$6,763	0.94%	1.74%	0.94%	19.90%
$10.96	(2.31)%	$8,036	0.95%	1.70%	0.95%	70.60%
$11.56	5.80%	$9,877	0.95%	2.08%	1.05%	34.94%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
Net Asset Value, Beginning of Period		Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2016	$10.97	0.23	0.17	0.40	(0.23)	(0.06)	(0.29)
Year Ended September 30, 2015	$10.98	0.24	0.01	0.25	(0.24)	(0.02)	(0.26)
Year Ended September 30, 2014	$10.74	0.24	0.24	0.48	(0.24)	—	(0.24)
Year Ended September 30, 2013	$11.36	0.25	(0.54)	(0.29)	(0.25)	(0.08)	(0.33)
Year Ended September 30, 2012	$11.02	0.27	0.41	0.68	(0.27)	(0.07)	(0.34)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2016	$11.14	0.20	0.20	0.40	(0.20)	(0.04)	(0.24)
Year Ended September 30, 2015	$11.14	0.21	0.02	0.23	(0.21)	(0.02)	(0.23)
Year Ended September 30, 2014	$10.85	0.22	0.29	0.51	(0.22)	—	(0.22)
Year Ended September 30, 2013	$11.36	0.21	(0.43)	(0.22)	(0.21)	(0.08)	(0.29)
Year Ended September 30, 2012	$10.97	0.24	0.46	0.70	(0.24)	(0.07)	(0.31)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2016	$11.98	0.24	0.19	0.43	(0.24)	(0.04)	(0.28)
Year Ended September 30, 2015	$12.06	0.25	(0.01)	0.24	(0.25)	(0.07)	(0.32)
Year Ended September 30, 2014	$11.79	0.24	0.27	0.51	(0.24)	—	(0.24)
Year Ended September 30, 2013	$12.45	0.24	(0.56)	(0.32)	(0.24)	(0.10)	(0.34)
Year Ended September 30, 2012	$12.12	0.28	0.40	0.68	(0.28)	(0.07)	(0.35)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2016	$10.14	0.21	0.18	0.39	(0.21)	(0.05)	(0.26)
Year Ended September 30, 2015	$10.16	0.21	0.01	0.22	(0.21)	(0.03)	(0.24)
Year Ended September 30, 2014	$9.90	0.21	0.26	0.47	(0.21)	—	(0.21)
Year Ended September 30, 2013	$10.51	0.22	(0.49)	(0.27)	(0.22)	(0.12)	(0.34)
Year Ended September 30, 2012	$10.16	0.27	0.39	0.66	(0.27)	(0.04)	(0.31)
Sterling Capital Diversified Income Fund(c)
Year Ended September 30, 2016	$10.21	0.33	0.65	0.98	(0.37)	—	(0.37)
Year Ended September 30, 2015	$10.59	0.26	(0.40)	(0.14)	(0.24)	—	(0.24)
Year Ended September 30, 2014	$9.95	0.22	0.65	0.87	(0.23)	—	(0.23)
Year Ended September 30, 2013	$9.68	0.22	0.28	0.50	(0.23)	—	(0.23)
Year Ended September 30, 2012	$8.74	0.20	0.94	1.14	(0.20)	—	(0.20)
Sterling Capital Strategic Allocation Balanced Fund(c)
Year Ended September 30, 2016	$10.31	0.17	0.55	0.72	(0.21)	—	(0.21)
Year Ended September 30, 2015	$10.66	0.13	(0.33)	(0.20)	(0.15)	—	(0.15)
Year Ended September 30, 2014	$9.77	0.17	0.90	1.07	(0.18)	—	(0.18)
Year Ended September 30, 2013	$9.13	0.16	0.65	0.81	(0.17)	—	(0.17)
Year Ended September 30, 2012	$7.95	0.14	1.18	1.32	(0.14)	—	(0.14)
Sterling Capital Strategic Allocation Growth Fund(c)
Year Ended September 30, 2016	$9.99	0.14	0.57	0.71	(0.17)	—	(0.17)
Year Ended September 30, 2015	$10.39	0.07	(0.37)	(0.30)	(0.10)	—	(0.10)
Year Ended September 30, 2014	$9.35	0.12	1.06	1.18	(0.14)	—	(0.14)
Year Ended September 30, 2013	$8.47	0.11	0.89	1.00	(0.12)	—	(0.12)
Year Ended September 30, 2012	$7.20	0.10	1.27	1.37	(0.10)	—	(0.10)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.08	3.69%	$52,130	0.80%	2.08%	0.90%	10.05%
$10.97	2.28%	$45,940	0.84%	2.19%	0.91%	16.80%
$10.98	4.55%	$48,426	0.91%	2.25%	0.91%	11.67%
$10.74	(2.63)%	$55,416	0.92%	2.23%	0.92%	22.38%
$11.36	6.25%	$65,544	0.92%	2.39%	1.00%	19.76%

$11.30	3.59%	$18,683	0.82%	1.78%	0.92%	2.69%
$11.14	2.11%	$16,802	0.86%	1.93%	0.93%	12.53%
$11.14	4.76%	$17,748	0.93%	2.02%	0.93%	15.51%
$10.85	(1.93)%	$21,569	0.94%	1.92%	0.94%	35.38%
$11.36	6.48%	$22,398	0.95%	2.16%	1.02%	26.49%

$12.13	3.65%	$34,691	0.81%	1.99%	0.91%	16.18%
$11.98	1.98%	$36,672	0.85%	2.08%	0.92%	16.01%
$12.06	4.39%	$41,130	0.91%	2.04%	0.91%	20.48%
$11.79	(2.60)%	$46,616	0.93%	1.98%	0.93%	40.00%
$12.45	5.68%	$50,835	0.93%	2.25%	1.01%	21.63%

$10.27	3.92%	$37,720	0.82%	2.05%	0.92%	11.31%
$10.14	2.19%	$35,279	0.85%	2.12%	0.92%	10.34%
$10.16	4.82%	$35,190	0.91%	2.14%	0.91%	21.09%
$9.90	(2.65)%	$37,266	0.93%	2.13%	0.93%	22.18%
$10.51	6.59%	$40,019	0.93%	2.60%	0.93%	26.70%

$10.82	9.87%	$15,126	0.64%	3.17%	0.72%	67.18%
$10.21	(1.40)%	$14,321	0.45%	2.45%	0.70%	126.46%
$10.59	8.81%	$15,589	0.45%	2.11%	0.70%	8.67%
$9.95	5.25%	$14,381	0.54%	2.18%	0.69%	60.51%

$9.68	13.10%	$13,704	0.69%	2.09%	0.77%	7.99%
$10.82	7.02%	$31,951	0.40%	1.65%	0.65%	5.19%
$10.31	(1.92)%	$34,047	0.40%	1.16%	0.65%	49.24%
$10.66	11.05%	$35,437	0.39%	1.64%	0.64%	5.70%
$9.77	8.95%	$30,638	0.51%	1.70%	0.66%	81.00%
$9.13	16.76%	$28,375	0.66%	1.65%	0.75%	17.65%

$10.53	7.22%	$21,912	0.43%	1.34%	0.68%	5.95%
$9.99	(2.93)%	$22,848	0.42%	0.69%	0.67%	58.40%
$10.39	12.65%	$23,709	0.41%	1.23%	0.66%	8.60%
$9.35	11.89%	$21,833	0.52%	1.24%	0.68%	96.94%
$8.47	19.14%	$18,827	0.68%	1.30%	0.76%	20.21%

Sterling Capital Funds
Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
Net Asset Value, Beginning of Period		Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2016	$16.26	0.14		1.13	1.27	(0.12)	—	(0.12)
Year Ended September 30, 2015	$16.94	0.08		(0.67)	(0.59)	(0.09)	—	(0.09)
Year Ended September 30, 2014	$13.91	0.05		3.02	3.07	(0.04)	—	(0.04)
Year Ended September 30, 2013	$12.58	0.03		1.33	1.36	(0.03)	—	(0.03)
Year Ended September 30, 2012	$9.73	0.03		2.84	2.87	(0.02)	—	(0.02)
Sterling Capital Mid Value Fund
Year Ended September 30, 2016	$16.75	(0.10)		1.90	1.80	—	(3.34)	(3.34)
Year Ended September 30, 2015	$18.13	(0.09)		(0.12)	(0.21)	—	(1.17)	(1.17)
Year Ended September 30, 2014	$17.76	(0.10)		1.67	1.57	—	(1.20)	(1.20)
Year Ended September 30, 2013	$13.55	—	(d)	4.24	4.24	(0.03)	—	(0.03)
Year Ended September 30, 2012	$10.80	—	(d)	2.77	2.77	(0.02)	—	(0.02)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2016	$13.61	0.07		1.12	1.19	(0.06)	(0.01)	(0.07)
Year Ended September 30, 2015	$13.88	0.06		0.14	0.20	(0.03)	(0.44)	(0.47)
Year Ended September 30, 2014	$14.89	(0.01)		0.93	0.92	(0.06)	(1.87)	(1.93)
Year Ended September 30, 2013	$11.80	(0.05)		3.29	3.24	—	(0.15)	(0.15)
Year Ended September 30, 2012	$10.69	(0.06)		2.15	2.09	—	(0.98)	(0.98)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2016	$20.32	(0.13)		1.64	1.51	—	(3.31)	(3.31)
Year Ended September 30, 2015	$20.93	(0.21)		0.80	0.59	—	(1.20)	(1.20)
Year Ended September 30, 2014	$19.53	(0.17)		3.85	3.68	—	(2.28)	(2.28)
Year Ended September 30, 2013	$17.11	(0.08	)(e)	3.45	3.37	—	(0.95)	(0.95)
Year Ended September 30, 2012	$14.22	(0.12)		3.32	3.20	—	(0.31)	(0.31)
Sterling Capital Equity Income Fund
Year Ended September 30, 2016	$17.33	0.18		2.06	2.24	(0.15)	(1.10)	(1.25)
Year Ended September 30, 2015	$18.91	0.17		(1.07)	(0.90)	(0.17)	(0.51)	(0.68)
Year Ended September 30, 2014	$18.10	0.19		1.41	1.60	(0.16)	(0.63)	(0.79)
Year Ended September 30, 2013	$15.99	0.16		2.22	2.38	(0.11)	(0.16)	(0.27)
Year Ended September 30, 2012	$13.21	0.13		2.72	2.85	(0.07)	—	(0.07)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2016	$10.15	0.04		0.11	0.15	(0.10)	—	(0.10)
Year Ended September 30, 2015	$10.16	0.06		0.05	0.11	(0.12)	—	(0.12)
Year Ended September 30, 2014	$10.25	0.07		0.09	0.16	(0.25)	—	(0.25)
Year Ended September 30, 2013	$10.82	0.08		(0.43)	(0.35)	(0.22)	—	(0.22)
Year Ended September 30, 2012	$10.75	0.12		0.16	0.28	(0.21)	—	(0.21)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 10.59%.
(d)	Amount is less than $0.005.
(e)

Net investment loss per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.55)% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets*	Portfolio turnover rate**

$17.41	7.82%		$209	1.77%	0.80%		1.90%	145.53%
$16.26	(3.52)%		$537	1.81%	0.48%		1.91%	135.05%
$16.94	22.08%		$990	1.81%	0.33%		1.91%	113.75%
$13.91	10.83	%(c)	$1,261	1.84%	0.23%		1.94%	164.27%
$12.58	29.55%		$1,638	1.83%	0.24%		1.95%	68.75%

$15.21	12.23%		$271	1.93%	(0.65)%		1.93%	25.45%
$16.75	(1.45)%		$688	1.94%	(0.50)%		1.94%	30.61%
$18.13	9.09%		$1,311	1.93%	(0.53)%		1.93%	27.30%
$17.76	31.34%		$2,002	1.92%	(0.01)%		1.92%	34.03%
$13.55	25.72%		$1,996	1.93%	(0.01)%		1.95%	21.62%

$14.73	8.72%		$113	1.88%	0.47%		1.97%	120.42%
$13.61	1.34%		$203	2.00%	0.42%		2.00%	101.99%
$13.88	6.33%		$324	1.99%	(0.04)%		1.99%	68.50%
$14.89	27.74%		$425	2.04%	(0.41)%		2.04%	176.62%
$11.80	20.43%		$432	2.08%	(0.53)%		2.11%	32.86%

$18.52	7.76%		$1,626	1.92%	(0.69)%		1.97%	27.32%
$20.32	2.99%		$4,429	1.97%	(1.00)%		1.97%	26.98%
$20.93	20.78%		$7,704	1.96%	(0.86)%		1.96%	32.35%
$19.53	20.64%		$8,921	1.99%	(0.45	)%(e)	1.99%	53.76%
$17.11	22.76%		$12,466	2.04%	(0.77)%		2.04%	19.38%

$18.32	13.67%		$1,421	1.96%	1.05%		1.96%	20.64%
$17.33	(4.93)%		$3,883	1.96%	0.90%		1.96%	27.53%
$18.91	8.97%		$7,516	1.95%	1.02%		1.95%	16.13%
$18.10	15.13%		$10,335	1.95%	0.94%		1.95%	30.56%
$15.99	21.60%		$12,653	1.93%	0.85%		1.93%	21.30%

$10.20	1.51%		$73	1.61%	0.44%		1.72%	49.39%
$10.15	1.06%		$167	1.67%	0.55%		1.72%	62.02%
$10.16	1.56%		$264	1.68%	0.66%		1.68%	35.74%
$10.25	(3.30)%		$533	1.69%	0.77%		1.69%	66.16%
$10.82	2.64%		$896	1.72%	1.10%		1.76%	71.68%

Sterling Capital Funds
Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
Net Asset Value, Beginning of Period		Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2016	$10.54	0.18	0.34	0.52	(0.24)	—	(0.24)
Year Ended September 30, 2015	$10.67	0.20	(0.06)	0.14	(0.27)	—	(0.27)
Year Ended September 30, 2014	$10.53	0.23	0.21	0.44	(0.29)	(0.01)	(0.30)
Year Ended September 30, 2013	$11.16	0.21	(0.46)	(0.25)	(0.30)	(0.08)	(0.38)
Year Ended September 30, 2012	$11.06	0.22	0.45	0.67	(0.30)	(0.27)	(0.57)
Sterling Capital Diversified Income Fund(c)
Year Ended September 30, 2016	$10.23	0.26	0.64	0.90	(0.29)	—	(0.29)
Year Ended September 30, 2015	$10.62	0.17	(0.40)	(0.23)	(0.16)	—	(0.16)
Year Ended September 30, 2014	$9.98	0.14	0.66	0.80	(0.16)	—	(0.16)
Year Ended September 30, 2013	$9.70	0.14	0.29	0.43	(0.15)	—	(0.15)
Year Ended September 30, 2012	$8.76	0.12	0.94	1.06	(0.12)	—	(0.12)
Sterling Capital Strategic Allocation Balanced Fund(c)
Year Ended September 30, 2016	$10.11	0.10	0.52	0.62	(0.11)	—	(0.11)
Year Ended September 30, 2015	$10.45	0.04	(0.32)	(0.28)	(0.06)	—	(0.06)
Year Ended September 30, 2014	$9.57	0.09	0.89	0.98	(0.10)	—	(0.10)
Year Ended September 30, 2013	$8.94	0.09	0.63	0.72	(0.09)	—	(0.09)
Year Ended September 30, 2012	$7.79	0.07	1.16	1.23	(0.08)	—	(0.08)
Sterling Capital Strategic Allocation Growth Fund(c)
Year Ended September 30, 2016	$9.73	0.08	0.54	0.62	(0.12)	—	(0.12)
Year Ended September 30, 2015	$10.14	(0.01)	(0.36)	(0.37)	(0.04)	—	(0.04)
Year Ended September 30, 2014	$9.12	0.04	1.04	1.08	(0.06)	—	(0.06)
Year Ended September 30, 2013	$8.26	0.05	0.86	0.91	(0.05)	—	(0.05)
Year Ended September 30, 2012	$7.03	0.04	1.24	1.28	(0.05)	—	(0.05)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.82	5.05%	$363	1.49%	1.74%	1.59%	65.47%
$10.54	1.26%	$930	1.48%	1.86%	1.58%	41.37%
$10.67	4.25%	$1,452	1.56%	2.16%	1.58%	75.21%
$10.53	(2.25)%	$1,943	1.57%	1.93%	1.59%	149.09%
$11.16	6.33%	$3,132	1.63%	1.97%	1.67%	110.82%

$10.84	8.98%	$225	1.39%	2.49%	1.49%	67.18%
$10.23	(2.17)%	$513	1.20%	1.58%	1.45%	126.46%
$10.62	8.07%	$807	1.20%	1.35%	1.45%	8.67%
$9.98	4.49%	$1,020	1.30%	1.41%	1.44%	60.51%
$9.70	12.16%	$1,397	1.44%	1.34%	1.44%	7.99%

$10.62	6.23%	$260	1.16%	1.02%	1.41%	5.19%
$10.11	(2.69)%	$896	1.15%	0.41%	1.40%	49.24%
$10.45	10.26%	$1,940	1.14%	0.85%	1.39%	5.70%
$9.57	8.14%	$3,264	1.28%	0.94%	1.41%	81.00%
$8.94	15.80%	$5,184	1.41%	0.87%	1.41%	17.65%

$10.23	6.43%	$330	1.19%	0.77%	1.44%	5.95%
$9.73	(3.63)%	$885	1.17%	(0.07)%	1.42%	58.40%
$10.14	11.84%	$1,863	1.16%	0.44%	1.41%	8.60%
$9.12	11.04%	$2,986	1.28%	0.53%	1.41%	96.94%
$8.26	18.19%	$4,346	1.43%	0.52%	1.43%	20.21%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2016	$16.09	0.14		1.12	1.26	(0.15)	—	—	(0.15)
Year Ended September 30, 2015	$16.79	0.09		(0.67)	(0.58)	(0.12)	—	—	(0.12)
Year Ended September 30, 2014	$13.81	0.05		3.00	3.05	(0.07)	—	—	(0.07)
Year Ended September 30, 2013	$12.49	0.03		1.32	1.35	(0.03)	—	—	(0.03)
Year Ended September 30, 2012	$ 9.67	0.03		2.82	2.85	(0.03)	—	—	(0.03)
Sterling Capital Mid Value Fund
Year Ended September 30, 2016	$16.67	(0.09)		1.88	1.79	—	(3.34)	—	(3.34)
Year Ended September 30, 2015	$18.06	(0.08)		(0.13)	(0.21)	(0.01)	(1.17)	—	(1.18)
Year Ended September 30, 2014	$17.72	(0.07)		1.63	1.56	(0.02)	(1.20)	—	(1.22)
Year Ended September 30, 2013	$13.51	0.01		4.23	4.24	(0.03)	—	—	(0.03)
Year Ended September 30, 2012	$10.78	—	(e)	2.76	2.76	(0.03)	—	—	(0.03)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2016	$13.60	0.07		1.11	1.18	(0.07)	(0.01)	—	(0.08)
Year Ended September 30, 2015	$13.87	0.06		0.15	0.21	(0.04)	(0.44)	—	(0.48)
Year Ended September 30, 2014	$14.88	—	(e)	0.92	0.92	(0.06)	(1.87)	—	(1.93)
Year Ended September 30, 2013	$11.79	(0.05)		3.29	3.24	—	(0.15)	—	(0.15)
Year Ended September 30, 2012	$10.69	(0.06)		2.14	2.08	—	(0.98)	—	(0.98)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2016	$20.34	(0.14)		1.65	1.51	—	(3.31)	—	(3.31)
Year Ended September 30, 2015	$20.95	(0.20)		0.79	0.59	—	(1.20)	—	(1.20)
Year Ended September 30, 2014	$19.55	(0.17)		3.85	3.68	—	(2.28)	—	(2.28)
Year Ended September 30, 2013	$17.12	(0.08	)(f)	3.46	3.38	—	(0.95)	—	(0.95)
Year Ended September 30, 2012	$14.23	(0.12)		3.32	3.20	—	(0.31)	—	(0.31)
Sterling Capital Equity Income Fund
Year Ended September 30, 2016	$17.21	0.18		2.03	2.21	(0.18)	(1.10)	—	(1.28)
Year Ended September 30, 2015	$18.80	0.17		(1.06)	(0.89)	(0.19)	(0.51)	—	(0.70)
Year Ended September 30, 2014	$18.01	0.19		1.40	1.59	(0.17)	(0.63)	—	(0.80)
Year Ended September 30, 2013	$15.92	0.16		2.22	2.38	(0.13)	(0.16)	—	(0.29)
Year Ended September 30, 2012	$13.17	0.13		2.70	2.83	(0.08)	—	—	(0.08)
Sterling Capital Long/Short Equity Fund
Year Ended September 30, 2016	$ 8.76	(0.24)		0.11	(0.13)	—	(0.20)	—	(0.20)
Year Ended September 30, 2015	$10.85	(0.26)		(1.53)	(1.79)	—	(0.30)	—	(0.30)
December 13, 2013 to September 30, 2014(i)	$10.00	(0.21)		1.06	0.85	—	—	—	—
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2016	$ 9.18	0.17		0.42	0.59	(0.15)	—	—	(0.15)
November 28, 2014 to September 30, 2015(i)	$10.00	0.19		(0.99)	(0.80)	(0.02)	—	—	(0.02)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 10.72%.

(e)	Amount is less than $0.005.

(f)

Net investment loss per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.55)% per share.

(g)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.94% per share.

(h)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.84% per share.
(i)	Period from commencement of operations.
(j)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.79% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$17.20	7.87%		$ 919	1.76%		0.81%		1.90%	145.53%
$16.09	(3.52)%		$ 805	1.81%		0.52%		1.91%	135.05%
$16.79	22.09%		$ 534	1.81%		0.34%		1.92%	113.75%
$13.81	10.88	%(d)	$ 199	1.84%		0.21%		1.94%	164.27%
$12.49	29.51%		$ 167	1.83%		0.22%		1.95%	68.75%

$15.12	12.22%		$ 5,282	1.93%		(0.61)%		1.93%	25.45%
$16.67	(1.43)%		$ 5,309	1.94%		(0.41)%		1.94%	30.61%
$18.06	9.12%		$ 4,661	1.94%		(0.40)%		1.94%	27.30%
$17.72	31.37%		$ 1,309	1.92%		0.04%		1.92%	34.03%
$13.51	25.67%		$ 538	1.94%		0.03%		1.95%	21.62%

$14.70	8.68%		$ 364	1.88%		0.52%		1.98%	120.42%
$13.60	1.37%		$ 330	2.00%		0.45%		2.00%	101.99%
$13.87	6.38%		$ 312	1.99%		(0.01)%		1.99%	68.50%
$14.88	27.77%		$ 216	2.03%		(0.38)%		2.03%	176.62%
$11.79	20.33%		$ 108	2.08%		(0.52)%		2.11%	32.86%

$18.54	7.76%		$181,061	1.92%		(0.73)%		1.97%	27.32%
$20.34	2.99%		$143,597	1.98%		(0.98)%		1.98%	26.98%
$20.95	20.76%		$120,469	1.96%		(0.86)%		1.96%	32.35%
$19.55	20.69%		$ 94,718	1.99%		(0.46	)%(f)	1.99%	53.76%
$17.12	22.75%		$ 82,536	2.04%		(0.75)%		2.04%	19.38%

$18.14	13.66%		$271,598	1.96%		1.03%		1.96%	20.64%
$17.21	(4.92)%		$279,355	1.97%		0.91%		1.97%	27.53%
$18.80	8.98%		$315,948	1.95%		1.04%		1.95%	16.13%
$18.01	15.17%		$280,841	1.95%		0.93%		1.95%	30.56%
$15.92	21.54%		$194,345	1.94%		0.86%		1.94%	21.30%

$ 8.43	(1.27)%		$ 211	4.35	%(g)	(2.98)%		4.38%	370.28%
$ 8.76	(16.80)%		$ 402	3.93	%(h)	(2.67)%		3.93%	265.99%
$10.85	8.50%		$ 330	4.15	%(j)	(2.37)%		4.15%	193.58%

$ 9.62	6.38%		$ 47	1.80%		1.83%		2.13%	125.35%
$ 9.18	(8.03)%		$ 28	2.03%		2.26%		2.19%	133.50%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Stratton Mid Cap Value Fund
Period Ended September 30, 2016	$52.54	(0.32)	3.33	3.01	—	—	—	—
November 16, 2015 to December 31, 2015(d)	$53.97	—	0.45	0.45	(0.10)	(1.78)	—	(1.88)
Sterling Capital Stratton Real Estate Fund
Period Ended September 30, 2016	$35.97	0.34	3.58	3.92	(0.39)	—	—	(0.39)
November 16, 2015 to December 31, 2015(d)	$34.90	0.12	1.42	1.54	—	(0.47)	—	(0.47)
Sterling Capital Stratton Small Cap Value Fund
Period Ended September 30, 2016	$69.88	(0.41)	8.41	8.00	—	—	—	—
November 16, 2015 to December 31, 2015(d)	$71.71	(0.01)	(0.81)	(0.82)	(0.01)	(1.00)	—	(1.01)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2016	$8.85	0.03	0.07	0.10	(0.16)	—	—	(0.16)
Year Ended September 30, 2015	$9.07	0.04	(0.07)	(0.03)	(0.19)	—	—	(0.19)
Year Ended September 30, 2014	$9.24	0.06	(0.03)	0.03	(0.20)	—	—	(0.20)
Year Ended September 30, 2013	$9.47	0.09	(0.09)	—	(0.23)	—	—	(0.23)
February 1, 2012 to September 30, 2012(d)	$9.45	0.08	0.10	0.18	(0.16)	—	—	(0.16)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$55.55	5.73%	$ 1	1.95%	(0.82)%	1.95%	11.16%
$52.54	0.91%	$ 1	1.64%	(0.01)%	1.64%	19.28%

$39.50	10.90%	$ 20	1.83%	1.21%	1.85%	18.43%
$35.97	4.45%	$ 1	1.59%	2.57%	1.59%	15.47%

$77.88	11.45%	$ 65	2.08%	(0.74)%	2.08%	3.42%
$69.88	(1.12)%	$ 1	2.06%	(0.15)%	2.06%	6.33%

$8.80	1.22%	$1,886	1.49%	0.35%	1.56%	54.68%
$8.85	(0.29)%	$2,415	1.55%	0.39%	1.57%	55.74%
$9.07	0.37%	$1,906	1.53%	0.69%	1.56%	56.10%
$9.24	(0.03)%	$ 556	1.52%	1.02%	1.56%	56.09%
$9.47	1.90%	$ 216	1.57%	1.22%	1.57%	85.13%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital		Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2016	$10.17	0.05	0.10	0.15	(0.10)	—	—		(0.10)
Year Ended September 30, 2015	$10.18	0.06	0.05	0.11	(0.12)	—	—		(0.12)
Year Ended September 30, 2014	$10.27	0.07	0.09	0.16	(0.25)	—	—		(0.25)
Year Ended September 30, 2013	$10.84	0.08	(0.43)	(0.35)	(0.22)	—	—		(0.22)
Year Ended September 30, 2012	$10.77	0.11	0.17	0.28	(0.21)	—	—		(0.21)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2016	$10.55	0.18	0.35	0.53	(0.25)	—	—		(0.25)
Year Ended September 30, 2015	$10.68	0.20	(0.06)	0.14	(0.27)	—	—		(0.27)
Year Ended September 30, 2014	$10.54	0.23	0.21	0.44	(0.29)	(0.01)	—		(0.30)
Year Ended September 30, 2013	$11.17	0.21	(0.46)	(0.25)	(0.30)	(0.08)	—		(0.38)
Year Ended September 30, 2012	$11.07	0.21	0.46	0.67	(0.30)	(0.27)	—		(0.57)
Sterling Capital Corporate Fund
Year Ended September 30, 2016	$10.09	0.21	0.26	0.47	(0.21)	—	—		(0.21)
Year Ended September 30, 2015	$10.24	0.22	(0.14)	0.08	(0.22)	(0.01)	—	(d)	(0.23)
Year Ended September 30, 2014	$10.15	0.24	0.18	0.42	(0.23)	(0.10)	—		(0.33)
February 1, 2013 to September 30, 2013(e)	$10.53	0.18	(0.39)	(0.21)	(0.17)	—	—		(0.17)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2016	$ 9.97	0.12	0.16	0.28	(0.16)	—	—		(0.16)
Year Ended September 30, 2015	$ 9.89	0.13	0.13	0.26	(0.18)	—	—		(0.18)
Year Ended September 30, 2014	$ 9.84	0.16	0.11	0.27	(0.22)	—	—		(0.22)
February 1, 2013 to September 30, 2013(e)	$10.16	0.08	(0.23)	(0.15)	(0.17)	—	—		(0.17)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2016	$10.63	0.16	0.15	0.31	(0.16)	(0.13)	—		(0.29)
Year Ended September 30, 2015	$10.86	0.17	(0.05)	0.12	(0.17)	(0.18)	—		(0.35)
Year Ended September 30, 2014	$10.67	0.19	0.18	0.37	(0.18)	—	—		(0.18)
Year Ended September 30, 2013	$11.16	0.16	(0.43)	(0.27)	(0.16)	(0.06)	—		(0.22)
February 1, 2012 to September 30, 2012(e)	$11.08	0.11	0.09	0.20	(0.12)	—	—		(0.12)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2016	$11.18	0.11	0.20	0.31	(0.11)	(0.07)	—		(0.18)
Year Ended September 30, 2015	$11.24	0.12	— (d)	0.12	(0.12)	(0.06)	—		(0.18)
Year Ended September 30, 2014	$10.96	0.11	0.28	0.39	(0.11)	—	—		(0.11)
Year Ended September 30, 2013	$11.56	0.11	(0.45)	(0.34)	(0.11)	(0.15)	—		(0.26)
February 1, 2012 to September 30, 2012(e)	$11.47	0.09	0.09	0.18	(0.09)	—	—		(0.09)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2016	$10.96	0.15	0.17	0.32	(0.15)	(0.06)	—		(0.21)
Year Ended September 30, 2015	$10.98	0.16	— (d)	0.16	(0.16)	(0.02)	—		(0.18)
Year Ended September 30, 2014	$10.74	0.16	0.24	0.40	(0.16)	—	—		(0.16)
Year Ended September 30, 2013	$11.35	0.16	(0.53)	(0.37)	(0.16)	(0.08)	—		(0.24)
February 1, 2012 to September 30, 2012(e)	$11.25	0.11	0.11	0.22	(0.12)	—	—		(0.12)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$10.22	1.51%	$ 706	1.60%	0.48%	1.72%	49.39%
$10.17	1.06%	$ 777	1.67%	0.56%	1.73%	62.02%
$10.18	1.56%	$ 823	1.68%	0.66%	1.68%	35.74%
$10.27	(3.29)%	$1,080	1.68%	0.74%	1.68%	66.16%
$10.84	2.64%	$1,097	1.72%	1.06%	1.75%	71.68%

$10.83	5.05%	$7,933	1.49%	1.66%	1.59%	65.47%
$10.55	1.28%	$6,362	1.48%	1.87%	1.58%	41.37%
$10.68	4.24%	$5,578	1.56%	2.15%	1.58%	75.21%
$10.54	(2.24)%	$5,362	1.57%	1.92%	1.59%	149.09%
$11.17	6.32%	$5,845	1.63%	1.90%	1.66%	110.82%

$10.35	4.69%	$ 58	1.64%	2.03%	1.64%	83.88%
$10.09	0.75%	$ 9	1.63%	2.12%	1.63%	33.94%
$10.24	4.25%	$ 9	1.59%	2.31%	1.59%	105.03%
$10.15	(2.02)%	$ 15	1.59%	2.58%	1.59%	99.48%

$10.09	2.83%	$ 40	1.61%	1.16%	1.65%	43.63%
$ 9.97	2.62%	$ 39	1.59%	1.30%	1.63%	19.85%
$ 9.89	2.72%	$ 38	1.58%	1.59%	1.62%	98.34%
$ 9.84	(1.49)%	$ 3	1.64%	1.17%	1.64%	193.21%

$10.65	2.93%	$ 20	1.65%	1.50%	1.76%	16.44%
$10.63	1.13%	$ 20	1.71%	1.62%	1.79%	17.34%
$10.86	3.53%	$ 19	1.71%	1.72%	1.71%	11.13%
$10.67	(2.47)%	$ 67	1.71%	1.48%	1.71%	22.05%
$11.16	1.82%	$ 209	1.71%	1.45%	1.71%	16.52%

$11.31	2.85%	$ 802	1.61%	1.01%	1.71%	14.36%
$11.18	1.04%	$ 741	1.65%	1.07%	1.71%	18.38%
$11.24	3.58%	$ 747	1.69%	0.99%	1.69%	19.90%
$10.96	(3.04)%	$1,206	1.70%	0.95%	1.70%	70.60%
$11.56	1.57%	$1,321	1.71%	1.12%	1.71%	34.94%

$11.07	2.91%	$6,108	1.55%	1.31%	1.65%	10.05%
$10.96	1.43%	$3,350	1.59%	1.44%	1.66%	16.80%
$10.98	3.77%	$2,864	1.66%	1.52%	1.66%	11.67%
$10.74	(3.27)%	$4,776	1.67%	1.48%	1.67%	22.38%
$11.35	1.93%	$3,251	1.67%	1.49%	1.67%	19.76%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2016	$11.14	0.12	0.20	0.32	(0.12)	(0.04)	(0.16)
Year Ended September 30, 2015	$11.14	0.13	0.02	0.15	(0.13)	(0.02)	(0.15)
Year Ended September 30, 2014	$10.85	0.14	0.29	0.43	(0.14)	—	(0.14)
Year Ended September 30, 2013	$11.36	0.13	(0.43)	(0.30)	(0.13)	(0.08)	(0.21)
February 1, 2012 to September 30, 2012(d)	$11.25	0.10	0.11	0.21	(0.10)	—	(0.10)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2016	$11.98	0.15	0.19	0.34	(0.15)	(0.04)	(0.19)
Year Ended September 30, 2015	$12.06	0.16	(0.01)	0.15	(0.16)	(0.07)	(0.23)
Year Ended September 30, 2014	$11.79	0.15	0.27	0.42	(0.15)	—	(0.15)
Year Ended September 30, 2013	$12.44	0.15	(0.55)	(0.40)	(0.15)	(0.10)	(0.25)
February 1, 2012 to September 30, 2012(d)	$12.37	0.11	0.07	0.18	(0.11)	—	(0.11)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2016	$10.14	0.13	0.18	0.31	(0.13)	(0.05)	(0.18)
Year Ended September 30, 2015	$10.16	0.14	0.01	0.15	(0.14)	(0.03)	(0.17)
Year Ended September 30, 2014	$9.91	0.14	0.25	0.39	(0.14)	—	(0.14)
Year Ended September 30, 2013	$10.51	0.14	(0.48)	(0.34)	(0.14)	(0.12)	(0.26)
February 1, 2012 to September 30, 2012(d)	$10.38	0.11	0.14	0.25	(0.12)	—	(0.12)
Sterling Capital Diversified Income Fund(e)
Year Ended September 30, 2016	$10.13	0.24	0.66	0.90	(0.30)	—	(0.30)
Year Ended September 30, 2015	$10.53	0.22	(0.44)	(0.22)	(0.18)	—	(0.18)
Year Ended September 30, 2014	$9.90	0.14	0.66	0.80	(0.17)	—	(0.17)
Year Ended September 30, 2013	$9.64	0.14	0.28	0.42	(0.16)	—	(0.16)
Year Ended September 30, 2012	$8.71	0.12	0.94	1.06	(0.13)	—	(0.13)
Sterling Capital Strategic Allocation Balanced Fund(e)
Year Ended September 30, 2016	$10.13	0.09	0.53	0.62	(0.13)	—	(0.13)
Year Ended September 30, 2015	$10.47	0.04	(0.31)	(0.27)	(0.07)	—	(0.07)
Year Ended September 30, 2014	$9.60	0.09	0.89	0.98	(0.11)	—	(0.11)
Year Ended September 30, 2013	$8.98	0.09	0.63	0.72	(0.10)	—	(0.10)
Year Ended September 30, 2012	$7.82	0.08	1.16	1.24	(0.08)	—	(0.08)
Sterling Capital Strategic Allocation Growth Fund(e)
Year Ended September 30, 2016	$9.68	0.05	0.57	0.62	(0.12)	—	(0.12)
Year Ended September 30, 2015	$10.09	(0.01)	(0.35)	(0.36)	(0.05)	—	(0.05)
Year Ended September 30, 2014	$9.09	0.05	1.02	1.07	(0.07)	—	(0.07)
Year Ended September 30, 2013	$8.24	0.04	0.87	0.91	(0.06)	—	(0.06)
Year Ended September 30, 2012	$7.01	0.04	1.24	1.28	(0.05)	—	(0.05)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Period from commencement of operations.
(e)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$11.30	2.82%	$1,806	1.56%	1.02%	1.66%	2.69%
$11.14	1.35%	$1,517	1.61%	1.18%	1.68%	12.53%
$11.14	3.97%	$1,465	1.67%	1.26%	1.67%	15.51%
$10.85	(2.67)%	$899	1.69%	1.14%	1.69%	35.38%
$11.36	1.86%	$507	1.69%	1.29%	1.69%	26.49%

$12.13	2.88%	$1,170	1.56%	1.24%	1.66%	16.18%
$11.98	1.22%	$1,245	1.60%	1.32%	1.67%	16.01%
$12.06	3.61%	$1,490	1.66%	1.30%	1.66%	20.48%
$11.79	(3.25)%	$2,687	1.68%	1.22%	1.68%	40.00%
$12.44	1.48%	$2,884	1.68%	1.36%	1.68%	21.63%

$10.27	3.14%	$817	1.57%	1.29%	1.67%	11.31%
$10.14	1.42%	$409	1.61%	1.36%	1.67%	10.34%
$10.16	3.93%	$457	1.66%	1.39%	1.66%	21.09%
$9.91	(3.28)%	$764	1.68%	1.38%	1.68%	22.18%
$10.51	2.41%	$729	1.64%	1.63%	1.64%	26.70%

$10.73	9.07%	$1,157	1.39%	2.43%	1.47%	67.18%
$10.13	(2.14)%	$795	1.20%	2.04%	1.45%	126.46%
$10.53	8.07%	$291	1.20%	1.35%	1.45%	8.67%
$9.90	4.40%	$241	1.28%	1.42%	1.44%	60.51%
$9.64	12.23%	$207	1.44%	1.33%	1.44%	7.99%

$10.62	6.18%	$741	1.15%	0.89%	1.40%	5.19%
$10.13	(2.60)%	$751	1.15%	0.42%	1.40%	49.24%
$10.47	10.24%	$757	1.14%	0.88%	1.40%	5.70%
$9.60	8.10%	$570	1.25%	0.94%	1.41%	81.00%
$8.98	15.88%	$420	1.41%	0.91%	1.41%	17.65%

$10.18	6.46%	$436	1.18%	0.56%	1.43%	5.95%
$9.68	(3.62)%	$491	1.17%	(0.06)%	1.42%	58.40%
$10.09	11.75%	$506	1.16%	0.48%	1.41%	8.60%
$9.09	11.07%	$452	1.27%	0.50%	1.43%	96.94%
$8.24	18.29%	$294	1.43%	0.55%	1.43%	20.21%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2016	$16.62	0.32	1.16	1.48	(0.32)	—	(0.32)
Year Ended September 30, 2015	$17.33	0.27	(0.70)	(0.43)	(0.28)	—	(0.28)
Year Ended September 30, 2014	$14.23	0.22	3.08	3.30	(0.20)	—	(0.20)
Year Ended September 30, 2013	$12.87	0.16	1.36	1.52	(0.16)	—	(0.16)
Year Ended September 30, 2012	$9.95	0.14	2.92	3.06	(0.14)	—	(0.14)
Sterling Capital Mid Value Fund
Year Ended September 30, 2016	$18.14	0.07	2.07	2.14	(0.02)	(3.34)	(3.36)
Year Ended September 30, 2015	$19.50	0.11	(0.14)	(0.03)	(0.16)	(1.17)	(1.33)
Year Ended September 30, 2014	$18.91	0.10	1.77	1.87	(0.08)	(1.20)	(1.28)
Year Ended September 30, 2013	$14.37	0.17	4.50	4.67	(0.13)	—	(0.13)
Year Ended September 30, 2012	$11.43	0.14	2.94	3.08	(0.14)	—	(0.14)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2016	$14.14	0.22	1.16	1.38	(0.21)	(0.01)	(0.22)
Year Ended September 30, 2015	$14.47	0.22	0.15	0.37	(0.26)	(0.44)	(0.70)
Year Ended September 30, 2014	$15.34	0.15	0.94	1.09	(0.09)	(1.87)	(1.96)
Year Ended September 30, 2013	$12.08	0.08	3.39	3.47	(0.06)	(0.15)	(0.21)
Year Ended September 30, 2012	$10.82	0.06	2.18	2.24	—	(0.98)	(0.98)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2016	$23.78	0.06	1.95	2.01	—	(3.31)	(3.31)
Year Ended September 30, 2015	$24.06	— (e)	0.92	0.92	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.96	0.03	4.39	4.42	(0.04)	(2.28)	(2.32)
Year Ended September 30, 2013	$18.99	0.11 (f)	3.87	3.98	(0.06)	(0.95)	(1.01)
Year Ended September 30, 2012	$15.60	0.04	3.66	3.70	—	(0.31)	(0.31)
Sterling Capital Equity Income Fund
Year Ended September 30, 2016	$17.39	0.35	2.06	2.41	(0.36)	(1.10)	(1.46)
Year Ended September 30, 2015	$18.98	0.36	(1.07)	(0.71)	(0.37)	(0.51)	(0.88)
Year Ended September 30, 2014	$18.18	0.38	1.41	1.79	(0.36)	(0.63)	(0.99)
Year Ended September 30, 2013	$16.06	0.33	2.25	2.58	(0.30)	(0.16)	(0.46)
Year Ended September 30, 2012	$13.27	0.28	2.74	3.02	(0.23)	—	(0.23)
Sterling Capital Long/Short Equity Fund
Year Ended September 30, 2016	$8.91	(0.16)	0.12	(0.04)	—	(0.20)	(0.20)
Year Ended September 30, 2015	$10.93	(0.17)	(1.55)	(1.72)	—	(0.30)	(0.30)
December 13, 2013 to September 30, 2014(i)	$10.00	(0.11)	1.04	0.93	—	—	—

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.78%.
(e)	Amount is less than $0.005.
(f)

Net investment income per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.45% per share.

(g)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 1.94% per share.
(h)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 1.83% per share.
(i)	Period from commencement of operations.
(j)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 1.77% per share.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$17.78	8.94%		$240,971	0.76%		1.83%		0.90%	145.53%
$16.62	(2.55)%		$221,481	0.81%		1.50%		0.91%	135.05%
$17.33	23.29%		$234,809	0.81%		1.34%		0.91%	113.75%
$14.23	11.94	%(d)	$194,921	0.84%		1.23%		0.94%	164.27%
$12.87	30.89%		$189,252	0.83%		1.22%		0.95%	68.75%

$16.92	13.32%		$550,697	0.93%		0.41%		0.93%	25.45%
$18.14	(0.43)%		$588,537	0.94%		0.55%		0.94%	30.61%
$19.50	10.17%		$696,468	0.93%		0.53%		0.93%	27.30%
$18.91	32.65%		$548,624	0.92%		1.03%		0.92%	34.03%
$14.37	27.00%		$340,577	0.93%		1.02%		0.95%	21.62%

$15.30	9.80%		$157,413	0.88%		1.54%		0.98%	120.42%
$14.14	2.42%		$111,757	1.00%		1.44%		1.00%	101.99%
$14.47	7.40%		$121,011	0.99%		0.99%		0.99%	68.50%
$15.34	29.03%		$101,999	1.04%		0.61%		1.04%	176.62%
$12.08	21.65%		$71,711	1.08%		0.47%		1.11%	32.86%

$22.48	8.86%		$587,320	0.92%		0.27%		0.97%	27.32%
$23.78	4.02%		$491,982	0.97%		0.01%		0.97%	26.98%
$24.06	22.00%		$574,783	0.96%		0.14%		0.96%	32.35%
$21.96	21.90%		$452,155	0.99%		0.53	%(f)	0.99%	53.76%
$18.99	23.97%		$386,543	1.04%		0.25%		1.04%	19.38%

$18.34	14.75%		$943,101	0.96%		2.04%		0.96%	20.64%
$17.39	(3.90)%		$807,729	0.97%		1.91%		0.97%	27.53%
$18.98	10.01%		$1,038,013	0.95%		2.03%		0.95%	16.13%
$18.18	16.33%		$936,400	0.95%		1.92%		0.95%	30.56%
$16.06	22.80%		$635,360	0.94%		1.86%		0.94%	21.30%

$8.67	(0.33)%		$41,521	3.31	%(g)	(1.91)%		3.33%	370.28%
$8.91	(15.92)%		$102,208	2.94	%(h)	(1.66)%		2.94%	265.99%
$10.93	9.30%		$105,053	3.10	%(j)	(1.23)%		3.10%	193.58%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions	Redemption Fees
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2016	$9.24	0.23	0.44	0.67	(0.22)	—	(0.22)	—
November 30, 2014 to September 30, 2015(d)	$10.00	0.24	(0.97)	(0.73)	(0.03)	—	(0.03)	—
Sterling Capital Stratton Mid Cap Value Fund(e)
Period Ended September 30, 2016	$52.55	0.07	3.35	3.42	—	—	—	—
Year Ended December 31, 2015	$55.50	0.15	(1.17)	(1.02)	(0.15)	(1.78)	(1.93)	—	(f)
Year Ended December 31, 2014	$51.63	0.02	3.85	3.87	(0.02)	—	(0.02)	0.02
Year Ended December 31, 2013	$37.47	(0.01)	14.17	14.16	—	—	—	—	(f)
Year Ended December 31, 2012	$32.65	0.19	4.84	5.03	(0.21)	—	(0.21)	—	(f)
Year Ended December 31, 2011	$37.20	0.13	(4.53)	(4.40)	(0.15)	—	(0.15)	—	(f)
Sterling Capital Stratton Real Estate Fund(e)
Period Ended September 30, 2016	$36.01	0.61	3.62	4.23	(0.50)	—	(0.50)	—
Year Ended December 31, 2015	$36.44	0.66	(0.04)	0.62	(0.59)	(0.47)	(1.06)	0.01
Year Ended December 31, 2014	$29.86	0.62	8.47	9.09	(0.62)	(1.89)	(2.51)	—	(f)
Year Ended December 31, 2013	$29.98	0.49	0.21	0.70	(0.15)	(0.67)	(0.82)	—	(f)
Year Ended December 31, 2012	$26.98	0.44	4.50	4.94	(0.38)	(1.56)	(1.94)	—	(f)
Year Ended December 31, 2011	$26.49	0.41	0.99	1.40	(0.60)	(0.31)	(0.91)	—	(f)
Sterling Capital Stratton Small Cap Value Fund(e)
Period Ended September 30, 2016	$69.89	0.10	8.47	8.57	—	—	—
Year Ended December 31, 2015	$74.05	0.07	(3.15)	(3.08)	(0.08)	(1.00)	(1.08)	—	(f)
Year Ended December 31, 2014	$73.31	0.02	2.21	2.23	(0.02)	(1.48)	(1.50)	0.01
Year Ended December 31, 2013	$55.38	(0.01)	21.47	21.46	—	(3.53)	(3.53)	—	(f)
Year Ended December 31, 2012	$49.79	0.07	7.39	7.46	(0.08)	(1.79)	(1.87)	—	(f)
Year Ended December 31, 2011	$49.62	(0.06)	0.23	0.17	—	—	—	—	(f)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2016	$9.86	0.09	0.03	0.12	(0.17)	—	(0.17)
Year Ended September 30, 2015	$9.94	0.07	(0.03)	0.04	(0.12)	—	(0.12)	—
Year Ended September 30, 2014	$9.98	0.08	(0.03)	0.05	(0.09)	—	(0.09)	—
November 30, 2012 to September 30, 2013(d)	$10.00	0.05	(0.01)	0.04	(0.06)	—	(0.06)	—

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Period from commencement of operations.
(e)

Each of the Stratton Mid Cap Value Fund, the Stratton Real Estate Fund, and the Stratton Small Cap Value Fund (collectively, the “Predecessor Funds”) transferred its assets and liabilities to, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund and Sterling Capital Stratton Small Cap Value Fund, respectively (collectively, the “Fund Mergers”) at the close of business on November 13, 2015. Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*	Portfolio turnover rate**(b)

$9.69	7.30%	$69,954	0.80%	2.48%	1.16%	125.35%
$9.24	(7.36)%	$18,592	1.03%	2.82%	1.18%	133.50%

$55.97	6.51%	$63,513	0.95%	0.18%	0.97%	11.16%
$52.55	(1.75)%	$64,364	1.04%	0.26%	1.04%	19.28%
$55.50	7.54%	$74,637	1.05%	0.03%	1.05%	55.45%
$51.63	37.79%	$67,937	1.16%	(0.02)%	1.16%	24.21%
$37.47	15.40%	$52,697	1.21%	0.54%	1.21%	63.11%
$32.65	(11.84)%	$52,374	1.18%	0.36%	1.18%	33.56%

$39.74	11.73%	$104,688	0.83%	2.13%	0.85%	18.43%
$36.01	1.85%	$96,198	0.89%	1.82%	0.89%	15.47%
$36.44	30.69%	$93,984	0.96%	1.81%	0.96%	14.20%
$29.86	2.35%	$78,589	0.97%	1.55%	0.97%	17.75%
$29.98	18.61%	$84,081	1.01%	1.47%	1.01%	27.62%
$26.98	5.35%	$78,321	1.03%	1.53%	1.03%	14.66%

$78.46	12.26%	$1,213,344	1.08%	0.20%	1.08%	3.42%
$69.89	(4.14)%	$1,156,577	1.11%	0.10%	1.11%	6.33%
$74.05	3.09%	$1,413,694	1.11%	0.03%	1.11%	11.15%
$73.31	39.24%	$1,161,329	1.15%	(0.02)%	1.15%	9.18%
$55.38	15.10%	$829,725	1.19%	0.12%	1.19%	11.02%
$49.79	0.34%	$771,646	1.20%	(0.11)%	1.20%	15.58%

$9.81	1.24%	$54,183	0.45%	0.90%	0.54%	43.02%
$9.86	0.40%	$35,384	0.53%	0.66%	0.55%	66.19%
$9.94	0.46%	$47,197	0.48%	0.76%	0.48%	79.98%
$9.98	0.35%	$40,625	0.48%	0.65%	0.48%	55.18%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2016	$8.86	0.12	0.07	0.19	(0.24)	—	—	(0.24)
Year Ended September 30, 2015	$9.07	0.13	(0.06)	0.07	(0.28)	—	—	(0.28)
Year Ended September 30, 2014	$9.24	0.16	(0.03)	0.13	(0.30)	—	—	(0.30)
Year Ended September 30, 2013	$9.47	0.19	(0.10)	0.09	(0.32)	—	—	(0.32)
Year Ended September 30, 2012	$9.36	0.22	0.24	0.46	(0.35)	—	—	(0.35)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2016	$10.19	0.15	0.12	0.27	(0.21)	—	—	(0.21)
Year Ended September 30, 2015	$10.21	0.16	0.04	0.20	(0.22)	—	—	(0.22)
Year Ended September 30, 2014	$10.30	0.17	0.09	0.26	(0.35)	—	—	(0.35)
Year Ended September 30, 2013	$10.87	0.19	(0.44)	(0.25)	(0.32)	—	—	(0.32)
Year Ended September 30, 2012	$10.80	0.23	0.16	0.39	(0.32)	—	—	(0.32)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2016	$10.54	0.28	0.35	0.63	(0.35)	—	—	(0.35)
Year Ended September 30, 2015	$10.67	0.31	(0.07)	0.24	(0.37)	—	—	(0.37)
Year Ended September 30, 2014	$10.53	0.34	0.21	0.55	(0.40)	(0.01)	—	(0.41)
Year Ended September 30, 2013	$11.16	0.32	(0.46)	(0.14)	(0.41)	(0.08)	—	(0.49)
Year Ended September 30, 2012	$11.06	0.32	0.46	0.78	(0.41)	(0.27)	—	(0.68)
Sterling Capital Corporate Fund
Year Ended September 30, 2016	$10.10	0.31	0.26	0.57	(0.31)	—	—	(0.31)
Year Ended September 30, 2015	$10.25	0.32	(0.14)	0.18	(0.31)	(0.01)	(0.01)	(0.33)
Year Ended September 30, 2014	$10.15	0.34	0.20	0.54	(0.34)	(0.10)	—	(0.44)
Year Ended September 30, 2013	$10.70	0.37	(0.44)	(0.07)	(0.37)	(0.11)	—	(0.48)
Year Ended September 30, 2012	$9.94	0.36	0.77	1.13	(0.36)	(0.01)	—	(0.37)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2016	$9.98	0.22	0.16	0.38	(0.26)	—	—	(0.26)
Year Ended September 30, 2015	$9.91	0.23	0.12	0.35	(0.28)	—	—	(0.28)
Year Ended September 30, 2014	$9.85	0.25	0.11	0.36	(0.30)	—	—	(0.30)
Year Ended September 30, 2013	$10.29	0.24	(0.34)	(0.10)	(0.34)	—	—	(0.34)
Year Ended September 30, 2012	$10.11	0.26	0.30	0.56	(0.37)	(0.01)	—	(0.38)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2016	$10.61	0.27	0.14	0.41	(0.26)	(0.13)	—	(0.39)
Year Ended September 30, 2015	$10.84	0.28	(0.05)	0.23	(0.28)	(0.18)	—	(0.46)
Year Ended September 30, 2014	$10.65	0.29	0.19	0.48	(0.29)	—	—	(0.29)
Year Ended September 30, 2013	$11.15	0.27	(0.44)	(0.17)	(0.27)	(0.06)	—	(0.33)
Year Ended September 30, 2012	$10.79	0.29	0.39	0.68	(0.29)	(0.03)	—	(0.32)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2016	$11.19	0.23	0.21	0.44	(0.23)	(0.07)	—	(0.30)
Year Ended September 30, 2015	$11.25	0.23	— (d)	0.23	(0.23)	(0.06)	—	(0.29)
Year Ended September 30, 2014	$10.97	0.22	0.28	0.50	(0.22)	—	—	(0.22)
Year Ended September 30, 2013	$11.58	0.22	(0.46)	(0.24)	(0.22)	(0.15)	—	(0.37)
Year Ended September 30, 2012	$11.25	0.26	0.41	0.67	(0.26)	(0.08)	—	(0.34)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$8.81	2.24%	$77,374	0.49%	1.34%	0.56%	54.68%
$8.86	0.82%	$78,390	0.55%	1.41%	0.57%	55.74%
$9.07	1.38%	$81,206	0.52%	1.72%	0.55%	56.10%
$9.24	0.98%	$62,115	0.52%	2.08%	0.56%	56.09%
$9.47	4.94%	$47,235	0.56%	2.30%	0.58%	85.13%

$10.25	2.63%	$18,871	0.61%	1.48%	0.72%	49.39%
$10.19	1.98%	$21,648	0.67%	1.56%	0.73%	62.02%
$10.21	2.58%	$23,119	0.68%	1.66%	0.68%	35.74%
$10.30	(2.30)%	$46,686	0.68%	1.76%	0.68%	66.16%
$10.87	3.67%	$77,460	0.72%	2.12%	0.77%	71.68%

$10.82	6.10%	$709,103	0.49%	2.67%	0.59%	65.47%
$10.54	2.29%	$612,927	0.48%	2.88%	0.58%	41.37%
$10.67	5.29%	$433,198	0.56%	3.15%	0.58%	75.21%
$10.53	(1.26)%	$436,641	0.57%	2.93%	0.59%	149.09%
$11.16	7.39%	$514,368	0.62%	2.90%	0.66%	110.82%

$10.36	5.70%	$31,755	0.64%	3.02%	0.64%	83.88%
$10.10	1.76%	$63,992	0.63%	3.12%	0.63%	33.94%
$10.25	5.42%	$50,353	0.60%	3.30%	0.60%	105.03%
$10.15	(0.65)%	$85,609	0.51%	3.54%	0.59%	99.48%
$10.70	11.54%	$92,946	0.34%	3.52%	0.59%	73.74%

$10.10	3.86%	$46,364	0.61%	2.16%	0.65%	43.63%
$9.98	3.54%	$46,249	0.59%	2.28%	0.63%	19.85%
$9.91	3.75%	$36,624	0.61%	2.50%	0.63%	98.34%
$9.85	(0.97)%	$58,503	0.51%	2.33%	0.62%	193.21%
$10.29	5.61%	$88,523	0.34%	2.54%	0.59%	113.69%

$10.63	3.95%	$8,580	0.66%	2.50%	0.77%	16.44%
$10.61	2.15%	$9,533	0.70%	2.62%	0.79%	17.34%
$10.84	4.57%	$10,532	0.72%	2.72%	0.72%	11.13%
$10.65	(1.59)%	$11,859	0.71%	2.47%	0.71%	22.05%
$11.15	6.39%	$14,546	0.70%	2.68%	0.72%	16.52%

$11.33	3.97%	$24,621	0.61%	2.00%	0.71%	14.36%
$11.19	2.05%	$28,968	0.65%	2.07%	0.71%	18.38%
$11.25	4.61%	$30,519	0.69%	1.99%	0.69%	19.90%
$10.97	(2.14)%	$34,574	0.70%	1.94%	0.70%	70.60%
$11.58	6.05%	$33,974	0.70%	2.31%	0.72%	34.94%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2016	$10.97	0.26	0.17	0.43	(0.26)	(0.06)	(0.32)
Year Ended September 30, 2015	$10.98	0.27	0.01	0.28	(0.27)	(0.02)	(0.29)
Year Ended September 30, 2014	$10.74	0.27	0.24	0.51	(0.27)	—	(0.27)
Year Ended September 30, 2013	$11.36	0.28	(0.54)	(0.26)	(0.28)	(0.08)	(0.36)
Year Ended September 30, 2012	$11.02	0.30	0.40	0.70	(0.29)	(0.07)	(0.36)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2016	$11.06	0.23	0.20	0.43	(0.23)	(0.04)	(0.27)
Year Ended September 30, 2015	$11.07	0.24	0.01	0.25	(0.24)	(0.02)	(0.26)
Year Ended September 30, 2014	$10.78	0.25	0.29	0.54	(0.25)	—	(0.25)
Year Ended September 30, 2013	$11.28	0.24	(0.42)	(0.18)	(0.24)	(0.08)	(0.32)
Year Ended September 30, 2012	$10.90	0.27	0.45	0.72	(0.27)	(0.07)	(0.34)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2016	$11.98	0.27	0.19	0.46	(0.27)	(0.04)	(0.31)
Year Ended September 30, 2015	$12.06	0.28	(0.01)	0.27	(0.28)	(0.07)	(0.35)
Year Ended September 30, 2014	$11.79	0.27	0.27	0.54	(0.27)	—	(0.27)
Year Ended September 30, 2013	$12.44	0.27	(0.55)	(0.28)	(0.27)	(0.10)	(0.37)
Year Ended September 30, 2012	$12.12	0.31	0.39	0.70	(0.31)	(0.07)	(0.38)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2016	$10.15	0.24	0.17	0.41	(0.23)	(0.05)	(0.28)
Year Ended September 30, 2015	$10.17	0.24	0.01	0.25	(0.24)	(0.03)	(0.27)
Year Ended September 30, 2014	$9.92	0.24	0.25	0.49	(0.24)	—	(0.24)
Year Ended September 30, 2013	$10.52	0.24	(0.48)	(0.24)	(0.24)	(0.12)	(0.36)
Year Ended September 30, 2012	$10.17	0.29	0.39	0.68	(0.29)	(0.04)	(0.33)
Sterling Capital Diversified Income Fund
Year Ended September 30, 2016	$10.32	0.36	0.66	1.02	(0.40)	—	(0.40)
Year Ended September 30, 2015	$10.71	0.46	(0.58)	(0.12)	(0.27)	—	(0.27)
Year Ended September 30, 2014	$10.05	0.24	0.68	0.92	(0.26)	—	(0.26)
Year Ended September 30, 2013(c)	$9.79	0.24	0.28	0.52	(0.26)	—	(0.26)
Year Ended September 30, 2012	$8.83	0.22	0.96	1.18	(0.22)	—	(0.22)
Sterling Capital Strategic Allocation Balanced Fund
Year Ended September 30, 2016	$10.39	0.20	0.54	0.74	(0.23)	—	(0.23)
Year Ended September 30, 2015	$10.73	0.16	(0.32)	(0.16)	(0.18)	—	(0.18)
Year Ended September 30, 2014	$9.83	0.19	0.92	1.11	(0.21)	—	(0.21)
Year Ended September 30, 2013	$9.18	0.18	0.66	0.84	(0.19)	—	(0.19)
Year Ended September 30, 2012(c)	$8.00	0.17	1.18	1.35	(0.17)	—	(0.17)
Sterling Capital Strategic Allocation Growth Fund
Year Ended September 30, 2016	$10.01	0.14	0.61	0.75	(0.20)	—	(0.20)
Year Ended September 30, 2015	$10.41	0.11	(0.38)	(0.27)	(0.13)	—	(0.13)
Year Ended September 30, 2014	$9.37	0.15	1.05	1.20	(0.16)	—	(0.16)
Year Ended September 30, 2013	$8.48	0.13	0.90	1.03	(0.14)	—	(0.14)
Year Ended September 30, 2012	$7.21	0.12	1.27	1.39	(0.12)	—	(0.12)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.08	3.94%	$157,284	0.55%	2.33%	0.65%	10.05%
$10.97	2.53%	$147,048	0.59%	2.44%	0.66%	16.80%
$10.98	4.81%	$151,267	0.66%	2.50%	0.66%	11.67%
$10.74	(2.38)%	$159,039	0.67%	2.49%	0.67%	22.38%
$11.36	6.51%	$190,055	0.67%	2.64%	0.67%	19.76%

$11.22	3.87%	$72,722	0.57%	2.03%	0.67%	2.69%
$11.06	2.27%	$58,132	0.61%	2.17%	0.68%	12.53%
$11.07	5.03%	$49,157	0.68%	2.27%	0.68%	15.51%
$10.78	(1.62)%	$49,340	0.69%	2.17%	0.69%	35.38%
$11.28	6.68%	$52,526	0.70%	2.41%	0.70%	26.49%

$12.13	3.91%	$83,965	0.56%	2.23%	0.66%	16.18%
$11.98	2.24%	$78,506	0.60%	2.33%	0.67%	16.01%
$12.06	4.65%	$79,895	0.66%	2.29%	0.66%	20.48%
$11.79	(2.28)%	$81,703	0.68%	2.23%	0.68%	40.00%
$12.44	5.87%	$91,770	0.68%	2.50%	0.68%	21.63%

$10.28	4.18%	$64,199	0.57%	2.30%	0.67%	11.31%
$10.15	2.44%	$66,716	0.60%	2.37%	0.67%	10.34%
$10.17	4.98%	$70,273	0.66%	2.39%	0.66%	21.09%
$9.92	(2.30)%	$68,936	0.68%	2.38%	0.68%	22.18%
$10.52	6.85%	$85,125	0.68%	2.85%	0.68%	26.70%

$10.94	10.13%	$26,328	0.39%	3.43%	0.47%	67.18%
$10.32	(1.23)%	$27,896	0.20%	4.29%	0.45%	126.46%
$10.71	9.19%	$2,300	0.20%	2.32%	0.45%	8.67%
$10.05	5.35%	$3,153	0.29%	2.42%	0.44%	60.51%
$9.79	13.47%	$3,346	0.44%	2.33%	0.44%	7.99%

$10.90	7.24%	$80	0.16%	1.89%	0.40%	5.19%
$10.39	(1.57)%	$106	0.15%	1.43%	0.40%	49.24%
$10.73	11.36%	$244	0.14%	1.87%	0.39%	5.70%
$9.83	9.28%	$321	0.26%	1.85%	0.39%	81.00%
$9.18	16.94%	$474	0.42%	1.98%	0.42%	17.65%

$10.56	7.58%	$725	0.18%	1.35%	0.43%	5.95%
$10.01	(2.67)%	$1,516	0.17%	1.00%	0.42%	58.40%
$10.41	12.89%	$872	0.16%	1.46%	0.41%	8.60%
$9.37	12.27%	$1,007	0.28%	1.46%	0.42%	96.94%
$8.48	19.40%	$936	0.43%	1.54%	0.43%	20.21%

Sterling Capital Funds
Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
Net Asset Value, Beginning of Year		Net investment income (loss)(a)	Net realized/ unrealized gains (loss) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2016	$17.59	(0.02)	2.02	2.00	—	(3.34)	(3.34)
Year Ended September 30, 2015	$18.93	0.02	(0.14)	(0.12)	(0.05)	(1.17)	(1.22)
Year Ended September 30, 2014	$18.47	— (c)	1.74	1.74	(0.08)	(1.20)	(1.28)
Year Ended September 30, 2013	$14.20	(0.18)	4.51	4.33	(0.06)	—	(0.06)
Year Ended September 30, 2012	$11.36	0.08	2.90	2.98	(0.14)	—	(0.14)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2016	$14.00	0.14	1.15	1.29	(0.14)	(0.01)	(0.15)
Year Ended September 30, 2015	$14.28	0.13	0.15	0.28	(0.12)	(0.44)	(0.56)
Year Ended September 30, 2014	$15.21	0.10	0.93	1.03	(0.09)	(1.87)	(1.96)
Year Ended September 30, 2013	$12.03	0.03	3.36	3.39	(0.06)	(0.15)	(0.21)
Year Ended September 30, 2012	$10.79	0.05	2.17	2.22	—	(0.98)	(0.98)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2016	$23.28	(0.05)	1.91	1.86	—	(3.31)	(3.31)
Year Ended September 30, 2015	$23.69	(0.11)	0.90	0.79	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.72	(0.09)	4.34	4.25	—	(2.28)	(2.28)
Year Ended September 30, 2013	$18.83	0.01 (d)	3.83	3.84	—	(0.95)	(0.95)
Year Ended September 30, 2012	$15.54	(0.04)	3.64	3.60	—	(0.31)	(0.31)
Sterling Capital Equity Income Fund
Year Ended September 30, 2016	$17.25	0.26	2.04	2.30	(0.27)	(1.10)	(1.37)
Year Ended September 30, 2015	$18.84	0.26	(1.06)	(0.80)	(0.28)	(0.51)	(0.79)
Year Ended September 30, 2014	$18.04	0.29	1.40	1.69	(0.26)	(0.63)	(0.89)
Year Ended September 30, 2013	$15.95	0.24	2.22	2.46	(0.21)	(0.16)	(0.37)
Year Ended September 30, 2012	$13.19	0.20	2.72	2.92	(0.16)	—	(0.16)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2016	$10.49	0.23	0.35	0.58	(0.30)	—	(0.30)
Year Ended September 30, 2015	$10.62	0.25	(0.06)	0.19	(0.32)	—	(0.32)
Year Ended September 30, 2014	$10.48	0.28	0.22	0.50	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2013	$11.11	0.25	(0.45)	(0.20)	(0.35)	(0.08)	(0.43)
Year Ended September 30, 2012	$11.02	0.26	0.46	0.72	(0.36)	(0.27)	(0.63)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Net Assets are below $1,000.
(c)	Amount is less than $0.005.
(d)

Net investment income per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.05)% per share.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)		Ratio of net expenses to average net assets	Ratio of net investment income loss to average net assets		Ratio of expenses to average net assets*	Portfolio turnover rate**

$16.25	12.82%	$—	(b)	1.43%	(0.12)%		1.43%	25.45%
$17.59	(0.89)%	$—	(b)	1.44%	0.08%		1.44%	30.61%
$18.93	9.68%	$—	(b)	1.39%	0.02%		1.39%	27.30%
$18.47	30.65%	$—	(b)	1.42%	(1.04)%		1.42%	34.03%
$14.20	26.17%	$—	(b)	1.44%	0.59%		1.44%	21.62%

$15.14	9.22%	$—	(b)	1.38%	0.99%		1.38%	120.42%
$14.00	1.84%	$—	(b)	1.50%	0.89%		1.50%	101.99%
$14.28	7.01%	$—	(b)	1.45%	0.65%		1.45%	68.50%
$15.21	28.48%	$—	(b)	1.55%	0.24%		1.55%	176.62%
$12.03	21.49%	$—	(b)	1.57%	0.44%		1.59%	32.86%

$21.83	8.34%	$191		1.42%	(0.25)%		1.48%	27.32%
$23.28	3.51%	$46		1.47%	(0.44)%		1.47%	26.98%
$23.69	21.36%	$26		1.46%	(0.41)%		1.46%	32.35%
$21.72	21.28%	$450		1.49%	0.04	%(d)	1.49%	53.76%
$18.83	23.41%	$357		1.54%	(0.25)%		1.54%	19.38%

$18.18	14.18%	$1,921		1.46%	1.54%		1.46%	20.64%
$17.25	(4.40)%	$1,957		1.47%	1.40%		1.47%	27.53%
$18.84	9.52%	$1,811		1.45%	1.56%		1.45%	16.13%
$18.04	15.69%	$2,781		1.45%	1.40%		1.45%	30.56%
$15.95	22.19%	$1,454		1.44%	1.35%		1.44%	21.30%

$10.77	5.59%	$5		0.99%	2.20%		1.07%	65.47%
$10.49	1.77%	$6		0.98%	2.39%		1.09%	41.37%
$10.62	4.81%	$6		1.04%	2.65%		1.04%	75.21%
$10.48	(1.83)%	$5		1.07%	2.34%		1.08%	149.09%
$11.11	6.79%	$6		1.12%	2.41%		1.16%	110.82%

Sterling Capital Funds
Notes to Financial Statements September 30, 2016

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Long/Short Equity Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund are referred to as the “Funds of Funds.” The Funds, excluding the Funds of Funds, are referred to as the “Variable Net Asset Value Funds.” The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies, each of the Funds of Funds invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in debt securities. Funds of Funds with exposure to underlying equity funds may include funds that invest in real estate related securities. In addition, underlying investment companies may invest in derivatives and may engage in long/short equity strategies and in option writing strategies. The Funds of Funds except for Sterling Capital Diversified Income Fund currently invest only in other Funds that are part of the Sterling Capital Funds group of investment companies (not including cash sweep vehicles). Financial information for those Sterling Capital Funds is included in this report and also is available at www.sec.gov. Financial information for the other underlying Funds is available at www.sec.gov.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2016, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. Class B Shares of the Funds are closed to new accounts and additional purchases by existing shareholders. Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund converted Class S Shares into Institutional Shares effective February 1, 2013. Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital Total Return Bond Fund offer Class R Shares. Class B Shares automatically convert to Class A Shares after eight years. Class A Shares of the Variable Net Asset Value Funds and Funds of Funds, excluding Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds, have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Ultra Short Bond Fund have a maximum sales charge of 0.50%, and Class A Shares of Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds have a maximum sales charge of 2.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase for all Funds except the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund. With respect to the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund, sales of Class A shares over $500,000 are not

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

subject to a sales load but will be subject to a CDSC of 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. The Class B Shares of the Funds will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Sterling Capital Funds (the “Funds”) in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market (including the NASDAQ Closing Price for securities traded on NASDAQ), typically 4:00 PM ET or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Sterling Capital Behavioral International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

●  Level  1  – quoted prices in active markets for identical securities

●  Level  2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●  Level  3  – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year or period ended September 30, 2016, there were no significant changes to the valuation

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

policies and procedures.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2016 is as follows:

	Level 1– Quoted Prices		Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Behavioral Large Cap Value Equity Fund	$272,534,154(	a)	$—	$—	$272,534,154
Sterling Capital Mid Value Fund	584,935,183(	a)	—	—	584,935,183
Sterling Capital Behavioral Small Cap Value Equity Fund	166,629,719(	a)	—	—	166,629,719
Sterling Capital Special Opportunities Fund	1,119,717,049(	a)	—	—	1,119,717,049
Sterling Capital Equity Income Fund	1,688,809,044(	a)	—	—	1,688,809,044
Sterling Capital Long/Short Equity Fund	40,642,118(	a)	—	—	40,642,118
Sterling Capital Behavioral International Equity Fund	1,717,153(	a)	68,242,587(a)	—	69,959,740
Sterling Capital Stratton Mid Cap Value Fund	63,645,199(	a)	—	—	63,645,199
Sterling Capital Stratton Real Estate Fund	104,547,349(	a)	—	—	104,547,349
Sterling Capital Stratton Small Cap Value Fund	1,213,135,219(	a)	—	—	1,213,135,219
Sterling Capital Ultra Short Bond Fund	1,343,103(	b)	54,847,220(a)	—	56,190,323
Sterling Capital Short Duration Bond Fund	1,169,276(	b)	85,565,654(a)	—	86,734,930
Sterling Capital Intermediate U.S. Government Fund	586,710(	b)	26,103,763(a)	—	26,690,473
Sterling Capital Total Return Bond Fund	20,550,979(	b)	776,158,450(a)	—	796,709,429
Sterling Capital Corporate Fund	168,021(	b)	31,850,498(a)	—	32,018,519
Sterling Capital Securitized Opportunities Fund	635,431(	b)	46,110,669(a)	—	46,746,100
Sterling Capital Kentucky Intermediate Tax-Free Fund	838,159(	b)	11,987,009(a)	—	12,825,168
Sterling Capital Maryland Intermediate Tax-Free Fund	651,369(	b)	31,042,758(a)	—	31,694,127
Sterling Capital North Carolina Intermediate Tax-Free Fund	4,845,465(	b)	210,645,673(a)	—	215,491,138
Sterling Capital South Carolina Intermediate Tax-Free Fund	1,731,687(	b)	90,444,828(a)	—	92,176,515
Sterling Capital Virginia Intermediate Tax-Free Fund	2,267,098(	b)	116,396,533(a)	—	118,663,631
Sterling Capital West Virginia Intermediate Tax-Free Fund	2,280,200(	b)	99,354,918(a)	—	101,635,118
Sterling Capital Diversified Income Fund	42,917,226(	a)	—	—	42,917,226
Sterling Capital Strategic Allocation Balanced Fund	33,015,133(	a)	—	—	33,015,133
Sterling Capital Strategic Allocation Growth Fund	23,395,024(	a)	—	—	23,395,024

Liabilities:
Investments Sold Short
Sterling Capital Long/Short Equity Fund	$16,416,035(	a)	—	—	$16,416,035
Other Financial Instruments-
Written Options (Equity Risk)
Sterling Capital Special Opportunities Fund (c)	1,005,000		—	—	1,005,000
Sterling Capital Equity Income Fund (c)	304,400			—	304,400
Sterling Capital Long/Short Equity Fund (c)	8,620		—	—	8,620

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents money market funds and/or certain preferred stocks.
(c)	Other financial instruments are written options shown at value.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the fiscal year ended September 30, 2016.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds may invest their excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

Derivative Instruments Categorized by Risk Exposure — The Funds’ derivative contracts held at September 30, 2016, are not accounted for as hedging instruments under U.S. GAAP. The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Assets and Liabilities and the category of primary risk exposure as of September 30, 2016:

Fair Values of Derivative Instruments	Statements of Assets and Liabilities Location	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund
Liabilities
Equity contracts	Call options written	$1,005,000	$304,400	$8,620

The effect of derivative financial instruments on the Statements of Operations for the fiscal year ended September 30, 2016:

Net Realized Gain (Loss)	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund
Options (equity contracts)*	$172,668	$1,880,239	$(154,354)

*	Purchased options gain/loss are included in realized gain (loss) on investments.

Net Change in Unrealized Appreciation (Depreciation)	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund
Written options (equity contracts)	$(698,468)	$(239,553)	$2,898

For the fiscal year ended September 30, 2016, the average quarterly balance of derivative financial instruments were as follows:

	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund
Options (Equity Risk)
Average number of written option contracts	3,925	3,089	44
Average premium of written option contracts	$729,060	$578,190	$6,190
Average number of purchased option contracts	—	—	1,050
Average premium of purchased option contracts	$—	$—	$347,332

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Bond Fund, Sterling Capital Securitized Opportunities Fund, the Tax-Free Funds, and Sterling Capital Diversified Income Fund. Dividends from net investment income are declared and paid semiannually for Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, and Sterling Capital Stratton Small Cap Value Fund. Dividends from net investment income are declared and paid quarterly for Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income for Sterling Capital Long/Short Equity Fund and Sterling Capital Behavioral International Equity Fund are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Foreign Currency Translation — The accounting records of the Sterling Capital Behavioral International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The Sterling Capital Behavioral International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts — The Sterling Capital Behavioral International Equity Fund, the Sterling Capital Long/Short Equity Fund, the Sterling Capital Ultra Short Bond Fund, the Sterling Capital Short Duration Bond Fund, the Sterling Capital Total Return Bond Fund and the Sterling Capital Corporate Fund may enter into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Funds securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds can be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Funds record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales. The Funds did not hold any mortgage dollar rolls during the year.

Offering Costs — Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of a Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

Options Contracts — Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, and Sterling Capital Long/Short Equity Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them. Sterling Capital Long/Short Equity Fund purchases put options, which gives a Fund the right to sell a specified amount of an underlying security at a specified price within a specified time. These transactions are entered into to hedge against changes in security prices (equity risk) or for the purposes of earning additional income (i.e., speculation). Sterling Capital Diversified Income Fund may invest in underlying funds that engage in options writing strategies (including cash-secured put writing and covered call writing).

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital Long/Short Equity Fund invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding. Details of written option activity for the year ended September 30, 2016 are as follows:

	Sterling Capital Special Opportunities Fund		Sterling Capital Equity Income Fund		Sterling Capital Long/Short Equity Fund
Covered Options	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at beginning of period	5,400	$604,184	4,325	$1,150,294	—	$—
Options written	11,500	2,291,573	11,380	1,740,260	1,992	218,812
Options closed	(8,100)	(1,268,115)	(5,600)	(976,017)	(671)	(81,888)
Options expired	(6,400)	(990,726)	(7,275)	(1,601,446)	(1,025)	(94,824)
Options exercised	—	—	—	—	(225)	(30,582)

Balance at end of period	2,400	$636,916	2,830	$313,091	71	$11,518

The following is a summary of written options outstanding as of September 30, 2016:

	Number of Contracts	Value
Sterling Capital Special Opportunities Fund
Activision Blizzard, Inc., $41.00, 11/18/16	900	$(355,500)
Activision Blizzard, Inc., $41.00, 01/20/17	600	(285,000)
Activision Blizzard, Inc., $42.00, 01/20/17	900	(364,500)

	2,400	$(1,005,000)

Sterling Capital Equity Income Fund
Mead Johnson Nutrition Co., $100.00, 11/18/16	450	(900)
Spectra Energy Corp., $45.00, 01/20/17	1,380	(103,500)
The Scotts Miracle-Gro Co., $85.00, 12/16/16	1,000	(200,000)

	2,830	$(304,400)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

	Number of Contracts	Value
Sterling Capital Long/Short Equity Fund
SPDR S&P 500 ETF Trust, $205.00, 10/21/16	6	$(240)
SPDR S&P 500 ETF Trust, $205.00, 11/18/16	16	(2,416)
Netflix, Inc., $85.00, 10/21/16	13	(1,144)
Netflix, Inc., $90.00, 10/21/16	13	(2,405)
Molson Coors Brewing Co., $113.00, 10/21/16	23	(2,415)

	71	$(8,620)

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Short Sales — Sterling Capital Long/Short Equity Fund enters into short sale transactions in which it sells a security it may not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as a Service fee on securities sold short in the Statements of Operations. The Fund maintains a segregated account of deposits of cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. These positions are speculative and may be more risky than “long” positions because the cost of the replacement security or derivative is unknown. Short selling strategies typically reduce returns relative to “long only” strategies during rising equity markets, and involve risk of significant losses; potential loss on uncovered short positions is unlimited. Short selling strategies also involve significant transaction costs. Sterling Capital Diversified Income Fund may invest in underlying funds that engage in long/short equity strategies.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2016 were as follows:

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

	Purchases	Sales
Sterling Capital Behavioral Large Cap Value Equity Fund	$393,499,074	$391,739,562
Sterling Capital Mid Value Fund	148,626,589	269,318,688
Sterling Capital Behavioral Small Cap Value Equity Fund	204,628,159	175,508,623
Sterling Capital Special Opportunities Fund	403,278,335	271,146,029
Sterling Capital Equity Income Fund	317,405,184	455,521,547
Sterling Capital Long/Short Equity Fund	131,556,659	181,746,509
Sterling Capital Behavioral International Equity Fund	90,038,877	41,618,526
Sterling Capital Stratton Mid Cap Value Fund	6,687,390	10,907,728
Sterling Capital Stratton Real Estate Fund	18,403,954	19,513,765
Sterling Capital Stratton Small Cap Value Fund	37,742,315	161,099,511
Sterling Capital Ultra Short Bond Fund	38,872,552	17,860,255
Sterling Capital Short Duration Bond Fund	36,894,099	33,339,008
Sterling Capital Intermediate U.S. Government Fund	1,078,845	1,836,233
Sterling Capital Total Return Bond Fund	304,319,826	241,855,086
Sterling Capital Corporate Fund	24,486,760	56,194,201
Sterling Capital Securitized Opportunities Fund	13,027,767	10,140,600
Sterling Capital Kentucky Intermediate Tax-Free Fund	2,062,840	3,577,725
Sterling Capital Maryland Intermediate Tax-Free Fund	4,828,710	10,046,459
Sterling Capital North Carolina Intermediate Tax-Free Fund	42,027,247	19,825,309
Sterling Capital South Carolina Intermediate Tax-Free Fund	17,404,623	2,183,674
Sterling Capital Virginia Intermediate Tax-Free Fund	18,944,989	18,778,156
Sterling Capital West Virginia Intermediate Tax-Free Fund	11,100,496	12,437,500
Sterling Capital Diversified Income Fund	28,275,867	31,399,129
Sterling Capital Strategic Allocation Balanced Fund	1,723,494	4,480,000
Sterling Capital Strategic Allocation Growth Fund	1,400,682	3,782,000

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2016 were as follows:

	Purchases	Sales
Sterling Capital Long/Short Equity Fund	$64,565	$380,172
Sterling Capital Short Duration Bond Fund	17,090,886	12,319,439
Sterling Capital Intermediate U.S. Government Fund	11,630,836	10,551,394
Sterling Capital Total Return Bond Fund	296,375,655	208,620,860
Sterling Capital Corporate Fund	18,138,175	18,406,800
Sterling Capital Securitized Opportunities Fund	13,823,603	10,619,749

4.	Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2016 is as follows:

	Shares Held at September 30, 2015	Shares Purchased	Shares Sold	Shares Held at September 30, 2016	Value at September 30, 2016	Dividend Income October 1, 2015- September 30, 2016	Distributions and Net Realized Gain (Loss) October 1, 2015- September 30, 2016
Sterling Capital Diversified Income Fund
Sterling Capital Corporate Fund, Institutional Shares	216,414	7,586	224,000	—	—	$45,657	$15,880
Sterling Capital Securitized Opportunities Fund, Institutional Shares	219,233	11,574	230,807	—	—	38,589	26,839

Total Affiliates	435,647	19,160	454,807	—	—	$84,246	$42,719

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

	Shares Held at September 30, 2015	Shares Purchased	Shares Sold	Shares Held at September 30, 2016	Value at September 30, 2016	Dividend Income October 1, 2015- September 30, 2016	Distributions and Net Realized Gain (Loss) October 1, 2015- September 30, 2016
Sterling Capital Strategic Allocation Balanced Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	1,040,079	31,852	93,028	978,903	$9,485,569	$222,000	$(48,420)
Sterling Capital Equity Income Fund, Institutional Shares	277,201	17,919	45,217	249,903	4,583,224	96,513	267,377
Sterling Capital Long/Short Equity Fund, Institutional Shares	392,836	32,704	31,056	394,484	3,424,121	—	28,050
Sterling Capital Special Opportunities Fund, Institutional Shares	202,824	30,609	35,005	198,428	4,460,660	—	650,475
Sterling Capital Total Return Bond Fund, Institutional Shares	1,154,248	19,061	170,637	1,002,672	10,848,908	372,048	(72,767)

Total Affiliates	3,067,188	132,145	374,943	2,824,390	$32,802,482	$690,561	$824,715

Sterling Capital Strategic Allocation Growth Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	948,804	25,302	100,348	873,758	$8,466,719	$197,676	$(30,040)
Sterling Capital Equity Income Fund, Institutional Shares	252,935	16,022	49,216	219,741	4,030,051	85,399	247,943
Sterling Capital Long/Short Equity Fund, Institutional Shares	342,793	27,077	32,448	337,422	2,928,823	—	25,911
Sterling Capital Special Opportunities Fund, Institutional Shares	185,048	26,396	38,534	172,910	3,887,026	—	606,250
Sterling Capital Total Return Bond Fund, Institutional Shares	432,415	9,955	76,652	365,718	3,957,070	136,094	(33,946)

Total Affiliates	2,161,995	104,752	297,198	1,969,549	$23,269,689	$419,169	$816,118

5.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital’s waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2016:

	Prior to February 1, 2016				Effective February 1, 2016
	Contractual Fee Rate		Fee Rate after Contractual Waivers		Contractual Fee Rate		Fee Rate after Contractual Waivers
Sterling Capital Behavioral Large Cap Value Equity Fund	0.70%		0.60	%(1)	0.70	%(8)	0.54	%(2),(8)
Sterling Capital Mid Value Fund	0.70%		0.70%		0.70%		0.70%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.75%		0.75%		0.75%		0.60	%(2)
Sterling Capital Special Opportunities Fund	0.75	%(3)	0.75	%(3)	0.75	%(3),(8)	0.67	%(2),(3),(8)
Sterling Capital Equity Income Fund	0.70	%(4)	0.70	%(4)	0.70	%(4),(8)	0.70	%(4),(8)
Sterling Capital Long/Short Equity Fund	1.50	%(5)	1.50	%(5)	1.50%		1.50	%(5)
Sterling Capital Behavioral International Equity Fund	0.80	%(5)	0.65	%(5),(6)	0.80%		0.40	%(2),(5)
Sterling Capital Stratton Mid Cap Value Fund	0.70%		0.70%		0.70%		0.70	%(5)
Sterling Capital Stratton Real Estate Fund	0.58%		0.58%		0.58%		0.58	%(5)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

	Prior to February 1, 2016			Effective February 1, 2016
	Contractual Fee Rate	Fee Rate after Contractual Waivers		Contractual Fee Rate	Fee Rate after Contractual Waivers
Sterling Capital Stratton Small Cap Value Fund	0.85%	0.85%		0.85%	0.85%
Sterling Capital Ultra Short Bond Fund	0.20%	0.20	%(5)	0.20%	0.10	%(2),(5)
Sterling Capital Short Duration Bond Fund	0.30%	0.28	%(1)	0.30%	0.20	%(2)
Sterling Capital Intermediate U.S. Government Fund	0.43%	0.35	%(1),(5)	0.43%	0.32	%(2)(5)
Sterling Capital Total Return Bond Fund	0.37%	0.27	%(7)	0.37%	0.27	%(2)
Sterling Capital Corporate Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Securitized Opportunities Fund	0.35%	0.31	%(1)	0.35%	0.31	%(2)
Sterling Capital Kentucky Intermediate Tax-Free Fund	0.45%	0.35	%(1),(5)	0.45%	0.35	%(2)(5)
Sterling Capital Maryland Intermediate Tax-Free Fund	0.45%	0.35	%(1)	0.45%	0.35	%(2)
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.45%	0.35	%(1)	0.45%	0.35	%(2)
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.45%	0.35	%(1)	0.45%	0.35	%(2)
Sterling Capital Virginia Intermediate Tax-Free Fund	0.45%	0.35	%(1)	0.45%	0.35	%(2)
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.45%	0.35	%(1)	0.45%	0.35	%(2)
Sterling Capital Diversified Income Fund	0.25%	0.00	%(1)	0.25%	0.25%
Sterling Capital Strategic Allocation Balanced Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)
Sterling Capital Strategic Allocation Growth Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)

(1)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2015 through January 31, 2016.
(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2016 through January 31, 2017.
(3)

The Fund pays 0.75% on the first $1 billion of average daily net assets, 0.70% on the next $1 billion of average daily net assets, 0.65% on the next $2 billion of average daily net assets, and 0.60% of average daily net assets over $4 billion.

(4)	The Fund pays 0.70% on the first $2 billion of average daily net assets, 0.65% on the next $2 billion of average daily net assets, and 0.60% of average daily net assets over $4 billion.
(5)

For all or a portion of the fiscal year ended September 30, 2016, Sterling Capital voluntarily waived and/or reimbursed certain expenses of the Funds. Voluntary waivers and reimbursements of expenses may be discontinued at any time.

(6)	Effective on November 28, 2014, Sterling Capital contractually agreed to limit the advisory fees paid by the Fund to 0.65% from November 28, 2014 through January 31, 2016.
(7)	Sterling Capital contractually agreed to limit advisory fees paid by the Fund to 0.27% from September 29, 2014 through January 31, 2016.
(8)

Effective September 29, 2016, the contractual investment advisory fee for the Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Special Opportunities Fund and the Sterling Capital Equity Income Fund were restated to 0.45%, 0.65% and 0.55%, respectively.

Effective June 1, 2016, for the Sterling Capital Behavioral International Equity Fund, Sterling Capital has contractually agreed to waive its fees, pay Fund operating expenses, and/or reimburse fees or expenses, in order to limit expenses, excluding interest expense, tax expense, acquired funds fees and extraordinary expenses. The expense limitations are 1.00%, 1.75% and 0.75% of the average daily net assets of the Fund’s Class A Shares, Class C Shares and Institutional Shares, respectively. The expense limitations are for the period June 1, 2016 through January 31, 2018.

Sterling Capital has contractually agreed to limit the expenses of the shares based on average daily net assets of the following funds from November 16, 2015, the date of commencement of operations, through January 31, 2017 as follows:

	Class A	Class C	Institutional
Sterling Capital Stratton Mid Cap Value	1.30%	2.05%	1.05%
Sterling Capital Stratton Real Estate Fund	1.21%	1.96%	0.96%
Sterling Capital Stratton Small Cap Value Fund	1.36%	2.11%	1.11%

Pursuant to sub-advisory agreements with Sterling Capital during the reporting period, Highland Capital Healthcare Advisors, L.P., Gator Capital Management, Lucas Capital Management LLC, Emancipation Capital, LLC and Caerus Investors, LLC served as the sub-advisor to the Sterling Capital Long/Short Equity Fund, subject to the general supervision of the Funds’ Board of Trustees and Sterling Capital. Caerus Investors, LLC began to serve as sub-advisors to the Sterling Capital Long/Short Equity Fund beginning on February 1, 2016. For their services, sub-advisors are entitled to a fee, payable by Sterling Capital.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds (except the Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund) pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds, excluding the assets of the Funds of Funds, at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by the CCO.

For the year ended September 30, 2016, the Funds paid $100,813 in brokerage fees to BB&T Securities LLC on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (“the Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25%, 1.00%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class B Shares, Class C Shares, and Class R Shares, respectively. The Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the year ended September 30, 2016, the Distributor received $908,318 from commissions earned on sales of shares of the Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the year ended September 30, 2016 were $485,201. The fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

Sterling Capital, the Distributor and/or their affiliates may pay out of their own assets (and not as an additional charge to a fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund shares. These payments, sometimes referred to as “revenue sharing” payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or of a particular share class of a Fund.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $70,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $1,500 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board receives additional compensation at the annual rate of $20,000, the Audit Committee Chairman receives additional compensation at the annual rate of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the annual rate of $6,000. The fees are allocated across the Trust based upon relative net assets.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (“the Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate uncommitted amount of $100,000,000 has been made available

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement will expire on March 28, 2017. During the year ended September 30, 2016, each of the following Funds utilized its line of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Mid Value Fund	1.25%	$1,013,000	3	$106	$1,013,000
Sterling Capital Special Opportunities Fund	1.50%	1,790,000	5	372	3,940,000
Sterling Capital Long/Short Equity Fund	1.40%	1,373,759	29	1,462	5,680,000
Sterling Capital Behavioral International Equity Fund	1.35%	127,600	5	26	214,000

8.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company as defined in the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the applicable provisions of the Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Capital Losses originating in taxable years beginning on or before December 22, 2010 are permitted to be carried forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-2010 capital losses”) are carried forward indefinitely. Furthermore, post-2010 capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

At September 30, 2016, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

	Amount With No Expiration*
	Short-term Losses	Long-term Losses	Amount	Expires
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	$—	$6,747,050	2017
Sterling Capital Behavioral Large Cap Value Equity Fund	—	—	10,325,708	2018
Sterling Capital Mid Value Fund	—	—	3,177,091	2017
Sterling Capital Behavioral Small Cap Value Equity Fund	—	—	2,202,715	2017
Sterling Capital Long/Short Equity Fund	11,167,786	9,883,734	—	—
Sterling Capital Behavioral International Equity Fund	1,208,495	—	—	—
Sterling Capital Stratton Mid Cap Value Fund	78,560	816,627	—	—
Sterling Capital Ultra Short Bond Fund	133,475	594,968	—	—
Sterling Capital Short Duration Bond Fund	1,265,186	3,957,780	—	—
Sterling Capital Short Duration Bond Fund	—	—	385,647	2019
Sterling Capital Intermediate U.S. Government Fund	215,137	119,028	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	37,850	2019
Sterling Capital Total Return Bond Fund	1,739,080	5,124,567	—	—
Sterling Capital Securitized Opportunities Fund	1,356,637	287,896	—	—

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

	Amount With No Expiration*
	Short-term Losses	Long-term Losses	Amount	Expires
Sterling Capital Diversified Income Fund	1,352,405	—	—	—
Sterling Capital Diversified Income Fund	—	—	5,021,746	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	337,139	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	3,964,763	2019
Sterling Capital Strategic Allocation Growth Fund	—	—	1,979,351	2018
Sterling Capital Strategic Allocation Growth Fund	—	—	4,640,596	2019

*	Post-2010 Capital Losses: Must be utilized prior to losses subject to expiration.

Capital loss carryforwards utilized in the current year were as follows:

Utilized Capital Loss Carryforwards
Sterling Capital Behavioral Large Cap Value Equity Fund	$2,111,507
Sterling Capital Mid Value Fund	3,177,091
Sterling Capital Behavioral Small Cap Value Equity Fund	168,089
Sterling Capital Intermediate U.S. Government Fund	35,518
Sterling Capital Total Return Bond Fund	2,490,532
Sterling Capital Corporate Fund	128,610
Sterling Capital Securitized Opportunities Fund	96,086
Sterling Capital Strategic Allocation Balanced Fund	746,425
Sterling Capital Strategic Allocation Growth Fund	761,566

Sterling Capital Short Duration Bond Fund and Sterling Capital Intermediate U.S. Government Fund had capital loss carryforwards of $160,380 and $6,852,937, respectively, expire in the current year. For Sterling Capital Behavioral Small Cap Value Equity Fund and Sterling Capital Mid Value Fund capital losses acquired in the reorganization are subject to limitations under Internal Revenue Code Section 382-384.

The character of income and gains distributed is determined in accordance with federal income tax regulations, which may differ from U.S.GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, disposition of market discount and market premium bonds, paydown gains and losses, mortgage dollar roll gains and losses, short dividend expense, the character of distributions and investments in RICs, partnerships, distributions in connection with fund share redemptions, royalty trusts and PFICs), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of September 30, 2016, these reclassifications were as follows:

	Decrease Paid-in-Capital	Increase/ (Decrease) Net Investment Income (Loss)	Increase/ (Decrease) Realized Gain (Loss)
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	$40,956	$(40,956)
Sterling Capital Mid Value Fund	—	(1,767,971)	1,767,971
Sterling Capital Behavioral Small Cap Value Equity Fund	—	(65)	65
Sterling Capital Special Opportunities Fund	1,849,707	(311,596)	(1,538,111)
Sterling Capital Equity Income Fund	(15)	194,596	(194,581)
Sterling Capital Long/Short Equity Fund	(1,409,374)	1,071,201	338,173
Sterling Capital Behavioral International Equity Fund	(2,337)	50,494	(48,157)
Sterling Capital Stratton Real Estate Fund	298,118	—	(298,118)
Sterling Capital Stratton Small Cap Value Fund	5,392,734	—	(5,392,734)
Sterling Capital Ultra Short Bond Fund	—	392,021	(392,021)
Sterling Capital Short Duration Bond Fund	(160,380)	1,232,378	(1,071,998)
Sterling Capital Intermediate U.S. Government Fund	—	189,503	(189,503)
Sterling Capital Total Return Bond Fund	—	4,515,317	(4,515,317)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

	Decrease Paid-in-Capital	Increase/ (Decrease) Net Investment Income (Loss)	Increase/ (Decrease) Realized Gain (Loss)
Sterling Capital Corporate Fund	—	3,431	(3,431)
Sterling Capital Securitized Opportunities Fund	—	210,291	(210,291)
Sterling Capital Kentucky Intermediate Tax-Free Fund	15,738	(16)	(15,722)
Sterling Capital Maryland Intermediate Tax-Free Fund	23,800	(1,934)	(21,866)
Sterling Capital North Carolina Intermediate Tax-Free Fund	52,604	11,686	(64,290)
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	124	(124)
Sterling Capital Virginia Intermediate Tax-Free Fund	48,882	—	(48,882)
Sterling Capital West Virginia Intermediate Tax-Free Fund	21,289	(2,698)	(18,591)
Sterling Capital Diversified Income Fund	—	129,372	(129,372)
Sterling Capital Strategic Allocation Balanced Fund	—	109,601	(109,601)
Sterling Capital Strategic Allocation Growth Fund	—	94,994	(94,994)

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2016 was as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$4,924,451	$—	$4,924,451	$—	$—	$4,924,451
Sterling Capital Mid Value Fund	2,468,270	109,033,172	111,501,442	—	—	111,501,442
Sterling Capital Behavioral Small Cap Value Equity Fund	2,092,669	59,855	2,152,524	—	—	2,152,524
Sterling Capital Special Opportunities Fund	4,076,621	133,396,725	137,473,346	—	—	137,473,346
Sterling Capital Equity Income Fund	29,228,593	96,372,920	125,601,513	—	—	125,601,513
Sterling Capital Long/Short Equity Fund	1,790,646	4,670	1,795,316	—	—	1,795,316
Sterling Capital Behavioral International Equity Fund	435,802	—	435,802	—	—	435,802
Sterling Capital Stratton Real Estate Fund	1,309,272	298,118	1,607,390	—	—	1,607,390
Sterling Capital Stratton Small Cap Value Fund	—	5,392,734	5,392,734	—	—	5,392,734
Sterling Capital Ultra Short Bond Fund	796,850	—	796,850	—	—	796,850
Sterling Capital Short Duration Bond Fund	2,316,309	—	2,316,309	—	—	2,316,309
Sterling Capital Intermediate U.S. Government Fund	559,195	—	559,195	—	—	559,195
Sterling Capital Total Return Bond Fund	22,801,104	—	22,801,104	—	—	22,801,104
Sterling Capital Corporate Fund	1,590,678	—	1,590,678	—	—	1,590,678
Sterling Capital Securitized Opportunities Fund	1,237,624	—	1,237,624	—	—	1,237,624
Sterling Capital Kentucky Intermediate Tax-Free Fund	883	178,259	179,142	—	317,274	496,416
Sterling Capital Maryland Intermediate Tax-Free Fund	26	258,137	258,163	—	673,175	931,338
Sterling Capital North Carolina Intermediate Tax-Free Fund	43,681	1,081,034	1,124,715	—	4,557,365	5,682,080
Sterling Capital South Carolina Intermediate Tax-Free Fund	99	250,001	250,100	—	1,634,846	1,884,946
Sterling Capital Virginia Intermediate Tax-Free Fund	—	463,835	463,835	—	2,565,284	3,029,119
Sterling Capital West Virginia Intermediate Tax-Free Fund	217	550,783	551,000	—	2,215,922	2,766,922
Sterling Capital Diversified Income Fund	1,577,980	—	1,577,980	—	—	1,577,980
Sterling Capital Strategic Allocation Balanced Fund	660,133	—	660,133	—	—	660,133
Sterling Capital Strategic Allocation Growth Fund	413,129	—	413,129	—	—	413,129

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
*

The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$4,306,942	$—	$4,306,942	$—	$—	$4,306,942
Sterling Capital Mid Value Fund	13,589,934	37,147,968	50,737,902	—	—	50,737,902

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Small Cap Value Equity Fund	4,117,892	2,067,752	6,185,644	—	—	6,185,644
Sterling Capital Special Opportunities Fund	15,443,582	37,847,865	53,291,447	—	—	53,291,447
Sterling Capital Equity Income Fund	31,465,335	53,619,402	85,084,737	—	—	85,084,737
Sterling Capital Long/Short Equity Fund	3,051,801	46,785	3,098,586	—	—	3,098,586
Sterling Capital Behavioral International Equity Fund	64,770	—	64,770	—	—	64,770
Sterling Capital Ultra Short Bond Fund	558,799	—	558,799	—	—	558,799
Sterling Capital Short Duration Bond Fund	2,880,133	—	2,880,133	—	—	2,880,133
Sterling Capital Intermediate U.S. Government Fund	689,893	—	689,893	—	—	689,893
Sterling Capital Total Return Bond Fund	22,999,367	—	22,999,367	—	—	22,999,367
Sterling Capital Corporate Fund	1,861,461	60,465	1,921,926	30,792	—	1,952,718
Sterling Capital Securitized Opportunities Fund	1,157,473	—	1,157,473	—	—	1,157,473
Sterling Capital Kentucky Intermediate Tax-Free Fund	7,426	247,165	254,591	—	372,666	627,257
Sterling Capital Maryland Intermediate Tax-Free Fund	16	184,451	184,467	—	752,870	937,337
Sterling Capital North Carolina Intermediate Tax-Free Fund	190	323,183	323,373	—	4,766,517	5,089,890
Sterling Capital South Carolina Intermediate Tax-Free Fund	20	111,719	111,739	—	1,490,837	1,602,576
Sterling Capital Virginia Intermediate Tax-Free Fund	41,448	626,853	668,301	—	2,703,034	3,371,335
Sterling Capital West Virginia Intermediate Tax-Free Fund	70,946	271,918	342,864	—	2,292,554	2,635,418
Sterling Capital Diversified Income Fund	736,807	—	736,807	—	—	736,807
Sterling Capital Strategic Allocation Balanced Fund	512,549	—	512,549	—	—	512,549
Sterling Capital Strategic Allocation Growth Fund	249,557	—	249,557	—	—	249,557

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2015 was as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid
Sterling Capital Stratton Mid Cap Value Fund	$182,052	$2,143,220	$2,325,272	$—	$—	$2,325,272
Sterling Capital Stratton Real Estate Fund	1,631,781	1,257,971	2,889,752	—	—	2,889,752
Sterling Capital Stratton Small Cap Value Fund	1,265,153	16,420,844	17,685,997	—	—	17,685,997

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2014 was as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Sterling Capital Stratton Mid Cap Value Fund	$30,101	$—	$30,101	$—	$30,101
Sterling Capital Stratton Real Estate Fund	1,517,996	4,671,939	6,189,935	—	6,189,935
Sterling Capital Stratton Small Cap Value Fund	432,809	27,799,849	28,232,658	—	28,232,658

As of September 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Behavioral Large Cap Value Equity Fund	$214,240	$—	$214,240	$—	$(17,072,758)	$21,960,478	$5,101,960
Sterling Capital Mid Value Fund	—	17,283,829	17,283,829	—	(3,177,091)	67,141,719	81,248,457
Sterling Capital Behavioral Small Cap Value Equity Fund	299,031	—	299,031	—	(3,560,875)	22,244,805	18,982,961
Sterling Capital Special Opportunities Fund	—	18,558,053	18,558,053	—	—	258,946,125	277,504,178

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Equity Income Fund	1,928,780	1,984,666	3,913,446	(142)	(11,430,309)	395,580,351	388,063,346
Sterling Capital Long/Short Equity Fund	—	—	—	—	(21,051,520)	(634,357)	(21,685,877)
Sterling Capital Behavioral International Equity Fund	964,216	—	964,216	—	(1,208,495)	1,243,691	999,412
Sterling Capital Stratton Mid Cap Value Fund	85,802	293,885	379,687	—	(895,187)	15,868,650	15,353,150
Sterling Capital Stratton Real Estate Fund	1,613,104	4,315,998	5,929,102	—	—	35,517,024	41,446,126
Sterling Capital Stratton Small Cap Value Fund	1,646,853	61,360,362	63,007,215	—	—	529,675,291	592,682,506
Sterling Capital Ultra Short Bond Fund	3,960	—	3,960	(5,644)	(728,443)	(176,206)	(906,333)
Sterling Capital Short Duration Bond Fund	127,163	—	127,163	(127,490)	(5,608,613)	(1,238,087)	(6,847,027)
Sterling Capital Intermediate U.S. Government Fund	249,876	—	249,876	(21,715)	(372,015)	(6,224,807)	(6,368,661)
Sterling Capital Total Return Bond Fund	1,086,206	—	1,086,206	(643,355)	(6,863,647)	15,415,270	8,994,474
Sterling Capital Corporate Fund	83,157	—	83,157	(626)	—	972,597	1,055,128
Sterling Capital Securitized Opportunities Fund	77	—	77	—	(1,644,533)	975,385	(669,071)
Sterling Capital Kentucky Intermediate Tax-Free Fund	27,516	164,127	191,643	(15,001)	—	812,149	988,791
Sterling Capital Maryland Intermediate Tax-Free Fund	34,815	215,645	250,460	(30,849)	—	1,811,276	2,030,887
Sterling Capital North Carolina Intermediate Tax-Free Fund	336,047	699,697	1,035,744	(226,472)	—	11,845,103	12,654,375
Sterling Capital South Carolina Intermediate Tax-Free Fund	122,758	9,915	132,673	(94,565)	—	4,041,592	4,079,700
Sterling Capital Virginia Intermediate Tax-Free Fund	185,489	783,744	969,233	(122,293)	—	6,235,294	7,082,234
Sterling Capital West Virginia Intermediate Tax-Free Fund	178,094	452,688	630,782	(110,366)	—	5,372,300	5,892,716
Sterling Capital Diversified Income Fund	91,488	—	91,488	(8,196)	(6,374,151)	1,423,410	(4,867,449)
Sterling Capital Strategic Allocation Balanced Fund	16,710	—	16,710	(1,207)	(4,301,902)	727,764	(3,558,635)
Sterling Capital Strategic Allocation Growth Fund	3,388	—	3,388	(216)	(6,619,947)	414,200	(6,202,575)

*

The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales and straddles, recognition of gain on constructive sales, basis adjustments on partnership interests, hybrid securities, royalty trusts, PFICs and the deferral of market discount and premium until point of sale.

Under current tax law, net capital losses or, if there are no such losses, net long-term capital losses or net short-term capital losses realized after October 31, net ordinary losses from the sale, exchange or other taxable disposition of property realized after October 31 and other net ordinary losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred qualified late-year losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2016:

Qualified Late-Year Capital Losses
Sterling Capital Behavioral Small Cap Value Equity Fund	$1,358,160
Sterling Capital Equity Income Fund	11,430,309

As of September 30, 2016, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2016

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Behavioral Large Cap Value Equity Fund	$250,573,676	$26,328,829	$(4,368,351)	$21,960,478
Sterling Capital Mid Value Fund	517,793,464	128,634,269	(61,492,550)	67,141,719
Sterling Capital Behavioral Small Cap Value Equity Fund	144,384,914	23,872,150	(1,627,345)	22,244,805
Sterling Capital Special Opportunities Fund	860,402,840	285,081,789	(25,767,580)	259,314,209
Sterling Capital Equity Income Fund	1,293,237,384	411,016,705	(15,445,045)	395,571,660
Sterling Capital Long/Short Equity Fund	24,863,340	5,023,312	(5,660,567)	(637,255)
Sterling Capital Behavioral International Equity Fund	68,714,447	3,288,798	(2,043,505)	1,245,293
Sterling Capital Stratton Mid Cap Value Fund	47,776,549	17,321,105	(1,452,455)	15,868,650
Sterling Capital Stratton Real Estate Fund	69,030,325	35,766,862	(249,838)	35,517,024
Sterling Capital Stratton Small Cap Value Fund	683,459,928	531,771,693	(2,096,402)	529,675,291
Sterling Capital Ultra Short Bond Fund	56,366,529	58,392	(234,598)	(176,206)
Sterling Capital Short Duration Bond Fund	87,973,017	472,050	(1,710,137)	(1,238,087)
Sterling Capital Intermediate U.S. Government Fund	32,915,280	861,195	(7,086,002)	(6,224,807)
Sterling Capital Total Return Bond Fund	781,294,159	24,437,140	(9,021,870)	15,415,270
Sterling Capital Corporate Fund	31,045,922	1,084,684	(112,087)	972,597
Sterling Capital Securitized Opportunities Fund	45,770,715	1,103,121	(127,736)	975,385
Sterling Capital Kentucky Intermediate Tax-Free Fund	12,013,019	812,390	(241)	812,149
Sterling Capital Maryland Intermediate Tax-Free Fund	29,882,851	1,811,276	—	1,811,276
Sterling Capital North Carolina Intermediate Tax-Free Fund	203,646,035	11,952,726	(107,623)	11,845,103
Sterling Capital South Carolina Intermediate Tax-Free Fund	88,134,923	4,088,892	(47,300)	4,041,592
Sterling Capital Virginia Intermediate Tax-Free Fund	112,428,337	6,278,530	(43,236)	6,235,294
Sterling Capital West Virginia Intermediate Tax-Free Fund	96,262,818	5,373,433	(1,133)	5,372,300
Sterling Capital Diversified Income Fund	41,493,816	1,614,227	(190,817)	1,423,410
Sterling Capital Strategic Allocation Balanced Fund	32,287,369	1,482,246	(754,482)	727,764
Sterling Capital Strategic Allocation Growth Fund	22,980,824	1,099,621	(685,421)	414,200

9.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted no events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Sterling Capital Funds (the Funds) comprised of the Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Long/Short Equity Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund (twenty-two of the twenty-five funds constituting Sterling Capital Funds), as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the statement of cash flows for Sterling Capital Long/Short Equity Fund for the year then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We also have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund and Sterling Capital Stratton Small Cap Value Fund (three of the twenty-five funds constituting the Sterling Capital Funds), as of September 30, 2016, and the related statements of operations for the period January 1, 2016 through September 30, 2016 and for the year ended December 31, 2015, the statements of changes in net assets for the period January 1, 2016 through September 30, 2016 and for the year ended December 31, 2015, and the financial highlights for the period January 1, 2016 through September 30, 2016 and for the year or period ended December 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, and Sterling Capital Stratton Small Cap Value Fund for the year ended December 31, 2014, and the financial highlights for each of the years or periods in the four-year period ended December 31, 2014, were audited by other auditors. Those auditors also expressed an unqualified opinion on those statements of changes in net assets and financial highlights in their report dated February 18, 2015.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, prime broker, transfer agent of the underlying fund, and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Sterling Capital Funds as of September 30, 2016, the results of their operations, the changes in their net assets, cash flows for the Sterling Capital Long/Short Equity Fund, and the financial highlights for the periods presented in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 23, 2016

Sterling Capital Funds
September 30, 2016

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2016, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %	Exempt- Interest Dividend	U.S. Government Income	Foreign Taxes Paid	Foreign Source Income
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	100.00%	100.00%	$—	—	$—	—
Sterling Capital Mid Value Fund	109,033,172	100.00%	100.00%	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund	59,855	99.59%	99.53%	—	—	—	—
Sterling Capital Special Opportunities Fund	133,396,725	100.00%	100.00%	—	—	—	—
Sterling Capital Equity Income Fund	96,372,920	100.00%	100.00%	—	—	—	—
Sterling Capital Long/Short Equity Fund	4,670	34.34%	28.97%	—	—	—	—
Sterling Capital Behavioral International Equity Fund	—	99.32%	—	—	—	32,378	87.36%
Sterling Capital Stratton Real Estate Fund	298,118	4.06%	4.06%	—	—	—	—
Sterling Capital Stratton Small Cap Value Fund	5,392,734	—	—	—	—	—	—
Sterling Capital Short Duration Bond Fund	—	0.39%	0.40%	—	1.29%	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	28.81%	—	—
Sterling Capital Total Return Bond Fund	—	0.64%	0.64%	—	3.97%	—	—
Sterling Capital Corporate Fund	—	0.44%	0.44%	—	0.59%	—	—
Sterling Capital Securitized Opportunities Fund	—	—	—	—	0.48%	—	—
Sterling Capital Kentucky Intermediate Tax-Free Fund	178,259	—	—	317,274	—	—	—
Sterling Capital Maryland Intermediate Tax-Free Fund	258,137	—	—	673,175	—	—	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	1,081,034	—	—	4,557,365	—	—	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	250,001	—	—	1,634,846	—	—	—
Sterling Capital Virginia Intermediate Tax-Free Fund	463,835	—	—	2,565,284	—	—	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	550,783	—	—	2,215,922	—	—	—
Sterling Capital Diversified Income Fund	—	21.07%	1.04%	—	2.96%	14,400	7.74%
Sterling Capital Strategic Allocation Balanced Fund	—	55.16%	22.61%	—	1.69%	18,196	27.72%
Sterling Capital Strategic Allocation Growth Fund	—	78.23%	31.69%	—	0.93%	16,202	38.42%

Sterling Capital Funds
September 30, 2016

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 3605 Glenwood Avenue, Suite 100, Raleigh, North Carolina 27612.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Drew T. Kagan Birthdate: 02/48	Trustee, Chairman of the Board of Trustees	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	25	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to February 2013, governance and leadership consultant; from July 1998 to June 2010, President of Peace College	25	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	25	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	25	None

Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 7/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	25	None

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alexander W. McAlister* Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	25	Director, Sterling Capital Management LLC

*	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940Act) of the Funds because he is an officer of the Advisor.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years

James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From March 2012 to present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Vice President, 08/05 — Present; Treasurer, 01/15 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Krystle Edwards Birthdate: 02/86	Vice President	Indefinite, 11/14 — Present	From May 2013 to present, Associate, Sterling Capital Management LLC; from March 2012-December 2012, Financial Advisor, First Command Financial Planning; from September 2009-May 2012, student at Campbell University School of Law

Brian M. Moran Birthdate: 05/60	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 01/15 — Present	From July 2014 to present, Chief Compliance Officer and Executive Director, Sterling Capital Management LLC; from December 2006 to June 2014, Chief Compliance Officer and Director, TIAA-CREF and Teachers Personal Investors Services, Inc.

John A. Bruggeman Birthdate: 12/71	Assistant Treasurer	Indefinite, Assistant Treasurer, 08/16 — Present	From January 2010 to present, Vice President and Senior Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing

Sterling Capital Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President; from March 2009 to October 2011, Senior Manager and Vice President; from August 2005 to February 2009, Manager and Assistant Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

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INVESTMENT ADVISOR

Sterling Capital Management LLC

4350 Congress Street, Suite 1000

Charlotte, NC 28209

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

SC Funds
09/16

STERLING
CAPITAL FUNDS

©2016 Sterling Capital Funds

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $493,600 for 2016 and $430,000 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $2,500 for 2015. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $95,792 for 2016 and $87,705 for 2015. Fees for both 2016 and 2015 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2015.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sterling Capital Funds

By (Signature and Title)    /s/ James T. Gillespie

      James T. Gillespie, President

      (principal executive officer)

Date     11/22/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ James T. Gillespie

      James T. Gillespie, President

      (principal executive officer)

Date     11/22/2016

By (Signature and Title)   /s/ Todd M. Miller

     Todd M. Miller, Treasurer

     (principal financial officer)

Date     11/22/2016